                                  PROSPECTUS


North American Funds

A specialized family of mutual funds

                           managed by experts

                           with your dreams in mind.




            [(background graphics is a listing of all subadvisors)]


                                                                   MARCH 1, 2001

                                                                  CLASS A SHARES
                                                                  CLASS B SHARES
                                                                  CLASS C SHARES





The Securities and Exchange Commission has not approved
or disapproved of these securities or passed on the          American
adequacy or accuracy of this prospectus. Any representation      General
to the contrary is a criminal offense.                           Financial Group

U.S. Equity Funds
Growth & Income Fund
Large Cap Growth Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Science & Technology Fund
Small Cap Growth Fund
Small Cap Index Fund
Socially Responsible Fund
Stock Index Fund

International/Global Equity Funds
Global Equity Fund
International Equity Fund
International Small Cap Fund

Balanced Funds
Balanced Fund

LifeStyle Funds
Aggressive Growth LifeStyle Fund
Conservative Growth LifeStyle Fund
Moderate Growth LifeStyle Fund

Income Funds
Core Bond Fund
High Yield Bond Fund
Municipal Bond Fund
Strategic Income Fund
U.S. Government Securities Fund

Money Market Funds
Money Market Fund
Municipal Money Market Fund

[LOGO]

Table of Contents
Organization of Information

This Prospectus includes information about 23 different Funds.
    . Section I includes a summary of each Fund.
    . Section II includes additional information about the Funds' investment strategies, additional risk information and information about the Funds' management.
    . Section III includes information about how to invest and manage your North American Funds account.

    . Section IV includes our privacy notice and other information.

Section I: Summaries of the Funds............. Page 1
   . Investment Objective
   . Principal Investment Strategies
   . Main Risks
   . Investment Performance
   . Description of Main Risks
     North American Funds
   U.S. Equity Funds
   Growth & Income Fund                        Page 2
   Large Cap Growth Fund                       Page 3
   Mid Cap Growth Fund                         Page 4
   Mid Cap Value Fund                          Page 5
   Science & Technology Fund                   Page 6
   Small Cap Growth Fund                       Page 8
   Small Cap Index Fund                        Page 9
   Socially Responsible Fund                   Page 10
   Stock Index Fund                            Page 11
   International/Global Equity Funds
   Global Equity Fund                          Page 12
   International Equity Fund                   Page 13
   International Small Cap Fund                Page 14
   Balanced Funds
   Balanced Fund                               Page 15
   Lifestyle Funds
   Aggressive Growth LifeStyle Fund            Page 16
   Conservative Growth LifeStyle Fund          Page 18
   Moderate Growth LifeStyle Fund              Page 20
   Income Funds
   Core Bond Fund                              Page 22
   High Yield Bond Fund                        Page 24
   Municipal Bond Fund                         Page 25
   Strategic Income Fund                       Page 26
   U.S. Government Securities Fund             Page 27
   Money Market Funds
   Money Market Fund                           Page 28
   Municipal Money Market Fund                 Page 29
Section II: Other Information About Each
Fund.......................................... Page 33
   . Fees and Expenses
   . More Information About Investment
     Strategies
   . Other Risks of Investing
   . Fund Management
Section III: Investing in the Funds........... Page 55
This section includes the information you need about how to invest and how to redeem shares. It also includes other important information about sales charges, pricing of fund shares, dividends and distributions, taxes and account privileges.
Section IV: Privacy Notice and Other
Information................................... Page 64

Additional Information
If you'd like information additional to that included in this Prospectus, the back cover lists a number of places to call or to visit for additional materials.

Section I:

Fund Summaries

North American Funds (the "Trust") is a group of mutual funds that includes 24 separate investment portfolios, or Funds, 23 of which are described in this prospectus. Each Fund has a specific investment objective. Each Fund also has a subadvisor, a firm responsible for making investment decisions for the Fund.

The summaries on the next 28 pages describe each Fund's investment objective and principal investment strategies, list the main risks (in alphabetical order) of investing in the Fund, and show the Fund's past investment performance. Explanations of the main risks of investing in each Fund start on page 30.

Below the Funds' descriptions are a bar chart and a table. The bar chart shows each Fund's annual return of one class of shares for each full calendar year in the life of the Fund. The bar chart does not reflect any sales charges that you may be required to pay upon purchase or redemption of a Fund's shares. Any sales charge will reduce your return.

The table (the Average Annual Total Return Table) following each bar chart shows how that Fund's average annual returns for each class of shares for the last one, five and ten years (or since the Fund began, for newer Funds) com-pared to returns of a broad-based securities market index. The table reflects sales charges, including the maximum initial sales charge for Class A shares, and the maximum applicable Deferred Sales Charge for Class B shares and Class C shares. Certain Funds do not show performance information for Class C shares because a full calendar year of performance information does not exist with respect to Class C shares of such Funds.

Each Fund's bar chart and table provide indications of the historical risk/return of an investment in the Fund.

It is important to remember that past performance does not predict future per-formance and that, as with any investment, it is possible to lose money by investing in the Funds. An investment in any of the Funds is not a deposit in a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

------
1

Growth & Income Fund
Investment Goal and Strategies

The investment objective of the Growth & Income Fund is to provide long-term growth of capital and income consistent with prudent investment risk. Wellington Management Company, LLP ("Wellington Management"), the Fund's subadvisor, pursues this objective by investing mostly in a diversified portfolio of common stocks of U.S. issuers that Wellington Management believes are of high quality. High quality companies are companies that Wellington Management believes have solid balance sheets, strong management teams, consistent earnings growth and market leadership in their industry. The Fund will typically invest in dividend-paying stocks of larger companies. The Fund may invest up to 20% of its total assets in foreign securities.

To select stocks for the Fund, Wellington Management assesses a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of fundamental value. Wel-lington Management will also monitor and evaluate the economic and political climate and the principal securities markets of the country in which each com-pany is located.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

Main Risks

 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)

 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with value stocks and the risk that the stocks the Fund buys may stop paying dividends)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an
indication of risk by showing the
variability of the Fund's historical
returns. Wellington Management has been
the subadvisor to the Fund since its
inception. The bar chart shows year-to-
year changes in the Fund's performance of one of the Fund's classes of shares. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge would reduce your return. The table compares the Fund's average annual returns to those of a broad-based securities market index.
The table shows returns with the maximum sales charge and deferred sales charge, if any, deducted. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS FOR C SHARES
Annual Total Return
1992...........8.29%
1993...........9.20%
1994...........2.11%
1995..........26.78%
1996..........20.90%
1997..........31.64%
1998..........25.39%
1999..........16.74%
2000......... -8.86%
BEST QUARTER: QUARTER ENDED 12/31/98 20.06%
WORST QUARTER: QUARTER ENDED 9/30/98 -9.81%

--------------------------------------------------------------------------------

 Average Annual Total Returns as of 12/31/00

                                                 Life of Fund  Life of Fund
                   Past One Year Past Five Years (Class A & B) (Class C)
---------------------------------------------------------------------------
 Class A           -13.60%       15.58%          16.08%
---------------------------------------------------------------------------
 Class B           -13.46%       16.04%          16.47%
---------------------------------------------------------------------------
 Class C            -9.77%       16.25%                        14.16%
---------------------------------------------------------------------------
 S&P 500            -9.10%       18.33%          21.92%        16.40%
 Index(TM)

--------------------------------------------------------------------------------

Inception dates: Class A and Class B - 4/1/94; Class C - 5/1/91

                                                                        -------

Large Cap Growth Fund (formerly Growth Equity Fund)
Investment Goal and Strategies

The investment objective of the Large Cap Growth Fund is to seek long-term cap-ital growth. To achieve this goal, Founders Asset Management LLC ("Founders"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in the common stocks of well-established, high-quality growth companies whose earnings are expected by Founders to increase faster than the market average.

These companies tend to have strong performance records, solid market posi-tions, reasonable financial strength, and continuous operating records of three years or more.

Main Risks

 . Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)

 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with growth stock and investing in IPOs)

 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

 . Sector Risk (the risk that securities of companies within specific sectors of the economy can perform differently than the overall market)


The bar chart and table provide an
indication of risk by showing the
variability of the Fund's historical
returns. Founders has been the subadvisor to the Fund since its inception. The bar chart shows year-to-year changes in the Fund's performance of one of the Fund's classes of shares. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge would reduce your return.
The table compares the Fund's average
annual returns to those of a broad-based securities market index. The table shows returns with the maximum sales charge and deferred sales charge, if any, deducted.
No sales charge has been applied to the
index used for comparison in the table.
The Fund's past performance does not
necessarily indicate how it will perform in the future.


CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..........25.37%
1998..........25.13%
1999..........38.37%
2000.........-27.69%
BEST QUARTER: QUARTER ENDED 12/31/99 31.53%
WORST QUARTER: QUARTER ENDED 12/31/00 -24.47%

--------------------------------------------------------------------------------

 Average Annual Total Returns as of 12/31/00

                                   Life of Fund
                     Past One Year (Since 3/4/96)
-------------------------------------------------
 Class A             -31.85%       11.23%
-------------------------------------------------
 Class B             -31.76%       11.63%
-------------------------------------------------
 Class C             -28.89%       11.89%
-------------------------------------------------
 S&P 500 Index(TM)    -9.10%       17.96%

--------------------------------------------------------------------------------

------
3

Mid Cap Growth Fund (formerly Small/Mid Cap Fund)
Investment Goal and Strategies

The investment objective of the Mid Cap Growth Fund is to seek long-term capi-tal appreciation. INVESCO Funds Group, Inc. ("INVESCO"), the Fund's subadvisor, invests primarily in common stocks of mid-sized companies--those with market capitalizations ranging from approximately $2 billion to $15 billion at the time of purchase--but also has the flexibility to invest in other types of securities including preferred stocks, convertible securities and bonds. The core of the Fund's portfolio will be invested in securities of established com-panies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio will be invested in securities of com-panies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors that the subadvisor believes will lead to rapid sales or earnings growth. The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and mon-etary conditions. Consequently, the Fund's investments will usually be bought and sold frequently, which may cause the Fund to incur higher trading costs and/or to have a relatively high amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

The Fund may invest up to 25% of its total assets in foreign securities and will be subject to certain risks as a result of these investments. The Fund may also purchase ADRs, U.S. dollar-denominated securities of foreign issuers or Canadian securities that are not included in the 25% foreign securities limita-tion.


Main Risks

 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)

 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ing in smaller companies)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an
indication of risk by showing the
variability of the Fund's historical
returns. INVESCO assumed subadvisory
duties March 13, 2000. The bar chart
shows year-to-year changes in the Fund's performance of one of the Fund's classes of shares. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge would reduce your return. The table compares the Fund's average annual returns to those of a broad-based securities market index. The table shows returns with the maximum sales charge and deferred sales charge, if any, deducted. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.


CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..........15.89%
1998..........29.65%
1999..........32.20%
2000.........-13.03%
BEST QUARTER: QUARTER ENDED 12/31/99 30.15%
WORST QUARTER: QUARTER ENDED 12/31/00 -24.88%

--------------------------------------------------------------------------------

 Average Annual Total Returns as of 12/31/00

                                        Life of Fund
                          Past One Year (3/4/96)
----------------------------------------------------
 Class A                  -18.03%       11.75%
----------------------------------------------------
 Class B                  -17.94%       12.05%
----------------------------------------------------
 Class C                  -14.51%       12.34%
----------------------------------------------------
 Russell 2000 Index(TM)    -3.02%       15.33%

--------------------------------------------------------------------------------

                                                                          ------

Mid Cap Value Fund
Investment Goal and Strategies

The investment objective of the Mid Cap Value Fund is to seek capital growth. Neuberger Berman Management, Inc. ("NBM"), the Fund's subadvisor, pursues this objective by investing at least 65% of the Fund's total assets in equity secu-rities of medium capitalization companies using a value-oriented investment approach.

Medium capitalization companies include companies with the characteristics of companies included in the Russell MidcapTM Index. As of December 31, 2000, the largest company included in the Russell MidcapTM Index had an approximate mar-ket capitalization of $23.6 billion, while the average market capitalization was approximately $7.8 billion.

NBM chooses securities it believes are undervalued based on strong fundamen-tals, including a low price-to-earnings ratio, consistent cash flow, and the company's track record through all parts of the market cycle. When selecting securities for this Fund, NBM also considers other factors, including ownership by a company's management of the company's stock and the dominance of a company in its particular field. Up to 35% of the Fund's total assets may be invested in other equity securities, including common and preferred stocks, convertible securities, and related equities. The Fund may invest in derivatives.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

Main Risks
 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally including, in particular, the risks of investing in IPOs)
 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. NBM has been the subadvisor to the Fund since its inception. The bar chart shows year-to-year changes in the Fund's performance of one of the Fund's classes of shares. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge would reduce your return. The table compares the Fund's average annual returns to those of a broad-based securities market index. The table shows returns with the maximum sales charge and deferred sales charge, if any, deducted. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.

Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, and investment strategies and policies as does the Fund, and was also subadvised by NBM.

CALENDAR YEAR TOTAL RETURNS FOR C SHARES
Annual Total Return
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..............0%
1998..............0%
1999..........23.96%
2000..........29.55%
BEST QUARTER: QUARTER ENDED 6/30/99 16.58%
WORST QUARTER: QUARTER ENDED 9/30/99 -11.34%

--------------------------------------------------------------------------------

 Average Annual Returns as of 12/31/00

                                      Life of Fund  Life of Fund
                        Past One Year (Class A & B) (Class C)
----------------------------------------------------------------
 Class A                22.10%        25.23%
----------------------------------------------------------------
 Class B                23.57%        25.98%
----------------------------------------------------------------
 Class C                N/A                         14.42%+
----------------------------------------------------------------
 Russell Midcap Value   19.18%        11.67%        17.27%+
 Index(TM)

--------------------------------------------------------------------------------

Inception dates: Class A and Class B - 11/02/98; Class C - 7/31/00

+ Not annualized

------
     5

Science & Technology Fund
Investment Goal and Strategies

The objective of the Science & Technology Fund is long-term capital apprecia-tion.

The Fund's subadvisor, T. Rowe Price Associates, Inc. ("T. Rowe Price"), pur-sues this objective by investing at least 65% of the Fund's total assets in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Some of the industries that are likely to be included in the portfolio are:

 . electronics, including hardware, software, and components

 . communications

 . e-commerce

 . information services

 . media

 . life sciences and health care

 . environmental services

 . chemicals and synthetic materials

 . defense and aerospace

Stock selection reflects a growth approach and is based on intensive research that assesses a company's fundamental prospects for above average earnings. Holdings can range from small companies developing new technologies to blue chip firms with established track records of developing and marketing technol-ogy. Investments may also include companies that are expected to benefit from technological advances even if they are not directly involved in research and development.

The Fund may invest up to 30% of its assets in foreign securities, including American Depositary Receipts ("ADRs") and other dollar-denominated foreign securities. The Fund may also invest in other equity-related securities of science and technology companies, including convertible debt securities and convertible preferred stock. In addition, the Fund may invest in money market securities in order to have cash available for redemptions. The Fund may invest in derivatives.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and a higher amount of short-term capital gains, which are generally taxable to you at your ordi-nary income tax rate.

Main Risks
 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)

 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally including, in particular, the risks of investing in IPOs)

 . Foreign Investment Risk (the risk that the value of the Fund's foreign investments will decline as a result of foreign political, social or economic changes)

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regu-lar basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 . Science & Technology Company Risk (the risk that the prices of securities of science and technology companies will be particularly volatile)

 . Unseasoned Company Risk (the level of risk will rise to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history, which may not have established products or more experienced management))

                                                                          ------

Fund Performance and Prior Performance of Similar Accounts

The Fund commenced operations on March 1, 2000 and was reorganized on July 7, 2000, when a corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") was reorganized into the Fund.

The performance information shown below in the table reflects the Fund's return of Class A and Class B shares since the inception date of the AGSPC2 Fund on March 1, 2000, and for Class C shares since July 12, 2000.

The performance information shown below in the bar chart and the table is for the North American--T. Rowe Price Science & Technology Fund and the T. Rowe Price Science & Technology Fund, and not that of the Fund, or the AGSPC2 Fund, which had not completed a full year of operations on October 31, 2000.

The North American--T. Rowe Price Science & Technology Fund is sold as an annu-ity only to registered and unregistered separate accounts of The Variable Annu-ity Life Insurance Corporation ("VALIC") and its affiliates or employee thrift plans maintained by VALIC or American General Corporation. The returns shown reflect investment management fees and other Fund expenses, and do not reflect any charges included in the annuity contract or variable life insurance policy for mortality and expenses guarantees, administrative fees or surrender charges. The T. Rowe Price Science & Technology Fund is sold to the general public.

The Fund's investment objective, policies, and strategies are substantially similar to those employed by T. Rowe Price Associates, Inc. for the North Amer-ican--T. Rowe Price Science & Technology Fund, and for the T. Rowe Price Sci-ence & Technology Fund.

Investments made by the Fund, may not be the same as those made by the North American--T. Rowe Price Science & Technology Fund or the T. Rowe Price Science & Technology Fund. Each of the funds will have different performance results, due to factors such as the cash flow in and out, different fees and expenses, and diversity in portfolio size and positions. Past performance shown is no guarantee of similar future performance for the Fund.

The bar charts show the annual returns and performance for each full calendar year since inception of the North American--T. Rowe Price Science & Technology Fund, and for the past ten years for the T. Rowe Price Science & Technology Fund, assuming reinvestment of dividends and distributions.



Annual Total Return
1991..............0%
1992..............0%
1993..............0%
1994..............0%
1995..........61.66%
1996..........13.81%
1997...........2.61%
1998..........42.13%
1999.........100.95%
2000.........-34.13%
 . North American - T. Rowe Price
  Science & Technology Fund
BEST QUARTER: QUARTER ENDED 12/31/98 48.04%
WORST QUARTER: QUARTER ENDED 12/31/00 -31.83%


Annual Total Return
1991..........60.17%
1992..........18.76%
1993..........24.25%
1994..........15.79%
1995..........55.53%
1996..........14.23%
1997...........1.71%
1998..........42.35%
1999.........100.99%
2000.........-34.19%
 . T. Rowe Price Science
  & Technology Fund
BEST QUARTER: QUARTER ENDED 12/31/98 47.69%
WORST QUARTER: QUARTER ENDED 12/31/00 -32.28%

--------------------------------------------------------------------------------

 Average Annual
 Total Returns as
 of 12/31/00        1 Year   5 Years 10 Years Since Inception
--------------------------------------------------------------------
 Class A               N/A      N/A     N/A        -19.20%+
--------------------------------------------------------------------
 Class B               N/A      N/A     N/A        -19.70%+
--------------------------------------------------------------------
 Class C               N/A      N/A     N/A         -7.78%+
--------------------------------------------------------------------
 North American -
  T. Rowe Price
  Science &
  Technology Fund   -34.13%   17.05%    N/A         25.13% (4/29/94)
--------------------------------------------------------------------
 T. Rowe Price
 Science &
 Technology Fund    -34.19%   16.95%  25.00%        20.47% (9/30/87)
--------------------------------------------------------------------
 S&P 500 Index
  Class A & B          N/A      N/A     N/A         -4.27%
--------------------------------------------------------------------
  Class C              N/A      N/A     N/A        -11.56%
--------------------------------------------------------------------
  North American-
   T. Rowe Price
   Science &
   Technology Fund   -9.10%   18.33%  17.46%        17.47% (4/29/94)
--------------------------------------------------------------------
  T. Rowe Price
   Science &
   Technology Fund   -9.10%   18.33%  17.46%        11.10% (9/30/87)

--------------------------------------------------------------------------------

Inception dates: Class A and Class B - 3/1/00; Class C - 7/12/00

+ Not annualized

------
7

Small Cap Growth Fund (formerly Emerging Growth Fund)
Investment Goal and Strategies

The investment objective of the Small Cap Growth Fund is maximum capital appre-ciation. Credit Suisse Asset Management, LLC ("Credit Suisse") the Fund's subadvisor, pursues this objective by investing at least 65% of its total assets in equity securities of small U.S. companies. The Fund considers a "small" company to be one whose market capitalization is within the range of capitalizations in the Russell 2000 Index. As of December 31, 2000, market cap-italizations of Russell 2000 companies ranged from $3.3 million to $6.1 billion.

The Fund may also invest in emerging growth companies--small or medium-sized companies with growth characteristics such as positive earnings and potential for accelerated growth.

The Fund may also invest in investment grade bonds, and, to a certain extent, in foreign securities.

The Fund is not "diversified," which means that it may invest in a relatively small number of issuers of securities, and its value may be affected very sig-nificantly by the change in value of a single security.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund's investments may be bought and sold relatively fre- quently. A high turnover rate may result in higher brokerage commissions and/or a higher amount of short-term capital gains, which are generally taxable to you at your ordi-nary income tax rate.

Main Risks
 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ing in smaller companies and in IPOs)
 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 . Non-Diversification Risk (the risk that investing in a smaller number of secu-
  rities increases investment risks)
 . Sector Risk (the risk that securities of companies within specific sectors of the economy can perform differently than the overall market)
The bar chart and table provide an
indication of risk by showing the
variability of the Fund's historical
returns. Credit Suisse has been the
subadvisor to the Fund since its
inception. The bar chart shows year-to-
year changes in the Fund's performance of one of the Fund's classes of shares. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge would reduce your return. The table compares the Fund's average annual returns to those of a broad-based securities market index.
The table shows returns with the maximum sales charge and deferred sales charge, if any, deducted. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.


CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..............0%
1998..............0%
1999..........73.13%
2000..........-1.17%
BEST QUARTER: QUARTER ENDED 12/31/99 45.94%
WORST QUARTER: QUARTER ENDED 9/30/98 -22.58%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                                           Life of Fund
                             Past One Year (since 1/6/98)
---------------------------------------------------------
 Class A                      -6.85%       17.71%
---------------------------------------------------------
 Class B                      -6.76%       18.00%
---------------------------------------------------------
 Class C                      -3.00%       18.93%
---------------------------------------------------------
 Russell 2000 Growth         -22.43%        4.29%
 Index(TM)

--------------------------------------------------------------------------------

                                                                         ------

Small Cap Index Fund
Investment Goal and Strategies

The Small Cap Index Fund seeks to provide investment results that are similar to the total return of the Russell 2000(TM) Index (the "Index"). American Gen-eral Investment Management, L.P. ("AGIM") acts as the subadvisor to the Fund.

The Index is a sub-index of the Russell 3000(TM) Index, which follows the 3,000 largest U.S. companies based on total market capitalization. The Index measures the performance of the 2,000 smallest companies in the Russell 3000(TM) Index, and represents about 8% of the total market capitalization of the Russell 3000(TM) Index. The average market capitalization in the Index was $1.09 bil-lion as of December 31, 2000. As of the same date, the largest company in the Index had a market capitalization of nearly $6.12 billion.

Generally, an index fund tries to mirror the target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are called tracking differences.

The tracking differences are reviewed monthly by AGIM for the Fund. If the Fund does not accurately track an index, AGIM will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

Financial futures will be used to hedge cashflows and maintain liquidity in the Fund's portfolio.

Main Risks
 . Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation). Although financial futures track the underlying Index fairly closely there is the risk that, at times, their results will diverge from the Index.
 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ing in smaller companies)

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an
indication of risk by showing the
variability of the Fund's historical
returns. The bar chart shows year-to-year changes in the Fund's performance of one of the Fund's classes of shares. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge would reduce your return. The table compares the Fund's average annual returns to those of a broad-based securities market index.
The table shows returns with the maximum sales charge and deferred sales charge, if any, deducted. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.

Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General
Series Portfolio Company 2 (the "AGSPC2
Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, and investment strategies and policies as does the Fund, and was also managed by the same portfolio managers.


CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..............0%
1998..............0%
1999..........18.35%
2000..........-6.93%
BEST QUARTER: QUARTER ENDED 12/31/99 17.15%
WORST QUARTER: QUARTER ENDED 12/31/00 -7.10%

--------------------------------------------------------------------------------

 Average Annual Total Returns as of 12/31/00

                                   Life of Fund  Life of Fund
                     Past One Year (Class A & B) (Class C)
-------------------------------------------------------------
 Class A             -12.28%        6.22%
-------------------------------------------------------------
 Class B             -12.34%        6.62%
-------------------------------------------------------------
 Class C               N/A                       -6.83%+
-------------------------------------------------------------
 Russell 2000
  Index(TM)           -3.02%       13.45%        -6.63%+

--------------------------------------------------------------------------------

Inception dates: Class A and Class B - 11/2/98, Class C - 8/23/00

+ Not annualized

------
9

Socially Responsible Fund
Investment Goal and Strategies

The investment objective of the Socially Responsible Fund is to seek to obtain growth of capital.

To achieve this objective, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 80% of the Fund's total assets in the equity securities of companies meeting social criteria estab-lished for the Fund. To find out which companies meet the Fund's social crite-ria, AGIM relies on industry classifications and research services such as the Investor Responsibility Research Center.

The Fund does not invest in companies that are significantly engaged in:

 . the production of nuclear energy;

 . the manufacture of weapons or delivery systems;

 . the manufacture of alcoholic beverages or tobacco products;

 . the operation of gambling casinos; or

 . business practices or the production of products that significantly pollute the environment.

Up to 20% of the Fund's total assets may be invested in high quality money mar-ket securities and warrants, or in other types of equity securities of compa-nies meeting social criteria, including American Depositary Receipts, foreign securities, preferred stock, and convertible securities. The Fund may invest in derivatives.

Main Risks

 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 . Social Criteria Risk (the risk that securities of companies meeting the Fund's social criteria will underperform the market generally)

The bar chart and table provide an
indication of risk by showing the
variability of the Fund's historical
returns. The bar chart shows year-to-year changes in the Fund's performance of one of the Fund's classes of shares. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge would reduce your return. The table compares the Fund's average annual returns to those of a broad-based securities market index.
The table shows returns with the maximum sales charge and deferred sales charge, if any, deducted. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.

Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General
Series Portfolio Company 2 (the "AGSPC2
Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, and investment strategies and policies as does the Fund, and was also managed by the same portfolio managers.


CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..............0%
1998..............0%
1999..........18.30%
2000.........-10.41%
BEST QUARTER: QUARTER ENDED 12/31/99 14.11%
WORST QUARTER: QUARTER ENDED 12/31/00 -7.25%

--------------------------------------------------------------------------------

 Average Annual Returns as of 12/31/00

                                   Life of Fund  Life of Fund
                     Past One Year (Class A & B)  (Class C)
-------------------------------------------------------------
  Class A            -15.56%            4.63%
-------------------------------------------------------------
  Class B            -15.46%            5.02%
-------------------------------------------------------------
  Class C               N/A                      -8.03%+
-------------------------------------------------------------
  S&P 500 Index(TM)   -9.10%           10.21%    -8.92%+

--------------------------------------------------------------------------------

Inception dates: Class A and Class B - 11/2/98; Class C - 7/28/00

+ Not annualized

                                                                         -------

Stock Index Fund
Investment Goal and Strategies

The Stock Index Fund seeks to provide investment results that are similar to the total return of the S&P 500 Index (the "Index"). American Investment Man-agement, L.P. ("AGIM") acts as the subadvisor to the Fund.

The Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("S&P"). The Index approximates the general distribution of industries in the U.S. economy, and captures the price performance of a large cross-section of the publicly traded stock market. The Index is capitalization-weighted, meaning that it holds each stock in proportion to its total value in the stock market.

Generally, an index fund tries to mirror the target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are called tracking differences.

The tracking differences are reviewed monthly by AGIM for the Fund. If the Fund does not accurately track an index, AGIM will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

Financial futures will be used to hedge cashflows and maintain liquidity in the Fund's portfolio.

Main Risks
 . Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation). Although financial futures track the underlying Index fairly closely there is the risk that, at times, their results will diverge from the Index.
 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an
indication of risk by showing the
variability of the Fund's historical
returns. The bar chart shows year-to-year changes in the Fund's performance of one of the Fund's classes of shares. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge would reduce your return. The table compares the Fund's average annual returns to those of a broad-based securities market index.
The table shows returns with the maximum sales charge and deferred sales charge, if any, deducted. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.

Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General
Series Portfolio Company 2 (the "AGSPC2
Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, and investment strategies and policies as does the Fund, and was also managed by the same portfolio managers.



CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..............0%
1998..............0%
1999..........20.39%
2000..........-9.92%
BEST QUARTER: QUARTER ENDED 12/31/99 14.39%
WORST QUARTER: QUARTER ENDED 12/31/00 -7.97%


--------------------------------------------------------------------------------

 Average Annual Total Returns as of 12/31/00

                                   Life of Fund  Life of Fund
                     Past One Year (Class A & B) (Class C)
-------------------------------------------------------------
 Class A             -15.10%            6.07%
-------------------------------------------------------------
 Class B             -14.97%            6.22%
-------------------------------------------------------------
 Class C               N/A                       -13.38%+
-------------------------------------------------------------
 S&P 500 Index(TM)    -9.10%           10.21%    -12.56%+

--------------------------------------------------------------------------------

Inception dates: Class A and Class B - 11/2/98; Class C - 7/17/00

+ Not annualized

-------
11

Global Equity Fund
Investment Goal and Strategies

The investment objective of the Global Equity Fund is long-term capital appre-ciation. To achieve this objective, Founders Asset Management, LLC ("Found-ers"), the Fund's subadvisor, invests in a globally diversified portfolio of equity securities.

The Fund normally invests at least 65% of total assets in equity securities of growth companies in a variety of markets throughout the world. The Fund may purchase securities in any foreign country, as well as the United States, and emphasizes common stocks of both emerging and established growth companies that generally have proven performance records and strong market positions. The Fund's portfolio will always invest at least 65% of its total assets in three or more countries. The Fund will not invest more than 50% of its total assets in the securities of any one foreign country.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

Main Risks
 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)

 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ments in growth stocks and in IPOs)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)

 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

 . Sector Risk (the risk that securities of companies within specific sectors of the economy can perform differently than the overall market)

The bar chart and table provide an
indication of risk by showing the
variability of the Fund's historical
returns. Founders assumed subadvisory
duties March 13, 2000. The bar chart
shows year-to-year changes in the Fund's performance of one of the Fund's classes of shares. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge would reduce your return. The table compares the Fund's average annual returns to those of a broad-based securities market index. The table shows returns with the maximum sales charge and deferred sales charge, if any, deducted. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.


CALENDAR YEAR TOTAL RETURNS FOR C SHARES
Annual Total Return
1991............11.34%
1992............-2.87%
1993............29.56%
1994.............1.20%
1995.............6.43%
1996............10.71%
1997............19.98%
1998............10.59%
1999.............2.33%
2000...........-30.97%
BEST QUARTER: QUARTER ENDED 12/31/99 15.23%
WORST QUARTER: QUARTER ENDED 9/30/98 -14.54%

--------------------------------------------------------------------------------

 Average Annual Total Returns as of 12/31/00

                   Past     Past       Past      Life of Fund  Life of Fund
                   One Year Five Years Ten Years (Class A & B) (Class C)
---------------------------------------------------------------------------
  Class A          -34.61%  0.11 %                0.82%
---------------------------------------------------------------------------
  Class B          -34.41%   0.35%                1.16%
---------------------------------------------------------------------------
  Class C          -30.67%   0.74%      4.59%                   4.53%
---------------------------------------------------------------------------
  MSCI WORLD       -13.18%  12.12%     10.22%    11.16%        10.04%
  Index(TM)

--------------------------------------------------------------------------------

Inception dates: Class A and Class B - 4/1/94; Class C - 11/1/90

                                                                         -------

International Equity Fund
Investment Goal and Strategies

The investment objective of the International Equity Fund is to seek long-term capital appreciation. Morgan Stanley Asset Management ("MSAM"), the Fund's subadvisor, pursues this objective by investing primarily, in accordance with country and sector weightings determined by MSAM, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSAM seeks to maintain a diversified portfolio of international equity securi-ties based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSAM capitalizes on the sig-nificance of country and sector selection in international equity portfolio returns by over- and underweighting countries and/or sectors based primarily on three factors: (i) valuation, (ii) fundamental change, and (iii) market momentum/technicals.

The Fund may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives may include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

The Fund's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and a higher amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

Main Risks
 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)
 . Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation). In particular, the Fund may, but is not required to, buy or sell foreign curren-cies and options and futures contracts on foreign currencies for hedging pur-poses in connection with its foreign investments.
 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 . Sector Risk (the risk that securities of companies within specific sectors of the economy can perform differently than the overall market)

The bar chart and table provide an
indication of risk by showing the
variability of the Fund's historical
returns. MSAM assumed subadvisory duties
April 1, 1999. The bar chart shows year-to-year changes in the Fund's performance of one of the Fund's classes of shares.
The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge would reduce your return. The table compares the Fund's average annual returns to those of a broad-based securities market index.
The table shows returns with the maximum sales charge and deferred sales charge, if any, deducted. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.


CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1991..............0%
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..........12.12%
1997..........-0.47%
1998...........8.19%
1999..........28.29%
2000.........-15.71%
BEST QUARTER: QUARTER ENDED 12/31/98 20.89%
WORST QUARTER: QUARTER ENDED 9/30/98 -20.56%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                                                  Life of Fund
                   Past One Year Past Five Years (since 1/9/95)
---------------------------------------------------------------
  Class A          -20.55%       4.24%           4.85%
---------------------------------------------------------------
  Class B          -20.52%       4.42%           5.12%
---------------------------------------------------------------
  Class C          -17.32%       4.69%           5.21%
---------------------------------------------------------------
  MSCI EAFE        -14.17%       7.13%           7.81%
   Index(TM)

--------------------------------------------------------------------------------

-------

International Small Cap Fund
Investment Goal and Strategies

The investment objective of the International Small Cap Fund is to seek capital appreciation. To achieve this objective, Founders Asset Management, LLC ("Founders"), the Fund's subadvisor, invests primarily in equity securities of foreign small-cap companies. Foreign small-cap companies are generally those with market capitalizations of less than $1.5 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.

These companies are located in both established and emerging economies throughout the world. At least 65% of the Fund's total assets will normally be invested in foreign securities from a minimum of three countries. The Fund may invest in larger foreign companies or in U.S. based companies if they represent better prospects for capital appreciation.

The Fund may invest without limit in American Depositary Receipts and American Depositary Shares (collectively, "ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

The Fund may also invest in derivatives.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and a higher amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

The Fund's current and future portfolio turnover rates may differ significantly from their historical turnover rate. In particular, the Fund's turnover rates for 2000 and future years are expected to continue to be significantly higher than the Fund's pre-2000 rate due to the manager's investment style.

Main Risks
 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)

 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ing in smaller companies and in IPOs)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

 . Sector Risk (the risk that securities of companies within specific sectors of the economy can perform differently than the overall market)

The bar chart and table provide an
indication of risk by showing the
variability of the Fund's historical
returns. Founders has been the subadvisor to the Fund since its inception. The bar chart shows year-to-year changes in the Fund's performance of one of the Fund's classes of shares. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge would reduce your return.
The table compares the Fund's average
annual returns to those of a broad-based securities market index. The table shows returns with the maximum sales charge and deferred sales charge, if any, deducted.
No sales charge has been applied to the
index used for comparison in the table.
The Fund's past performance does not
necessarily indicate how it will perform in the future.


CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1991..............0%
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..........-0.36%
1998..........10.18%
1999..........94.45%
2000.........-29.45%
BEST QUARTER: QUARTER ENDED 12/31/98 64.58%
WORST QUARTER: QUARTER ENDED 9/30/98 -21.20%

--------------------------------------------------------------------------------

 Average Annual Total Returns as of 12/31/00

                                                 Life of Fund
                                  Past One Year (since 3/4/96)
--------------------------------------------------------------
  Class A                         -33.50%        9.75%
--------------------------------------------------------------
  Class B                         -33.54%        9.97%
--------------------------------------------------------------
  Class C                         -30.67%       10.33%
--------------------------------------------------------------
  MSCI All Country World(TM) ex-  -13.37%        7.62%
   U.S. Index

--------------------------------------------------------------------------------

                                                                         -------

Balanced Fund
Investment Goal and Strategies

The investment objective of the Balanced Fund is current income and capital appreciation. To achieve this goal, INVESCO Funds Group, Inc. ("INVESCO"), the Fund's subadvisor, invests in a combination of common stocks and fixed-income securities, including preferred stocks, convertible securities and bonds. The Fund normally invests the majority of its total assets in U.S. and foreign com-mon stocks and approximately 25% of its total assets in investment grade debt securities. The portion of the Fund's portfolio invested in equity securities emphasizes companies INVESCO believes to have better-than-average earnings growth potential, as well as companies within industries that INVESCO believes are well-positioned for the current and expected economic climate. Since cur-rent income is a component of total return, INVESCO also considers companies' dividend payout records. Most of these holdings are traded on national stock exchanges or in the over-the-counter market.

The Fund's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and a higher amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

Main Risks
 . Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)
 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 . Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an
indication of risk by showing the
variability of the Fund's historical
returns. INVESCO assumed subadvisory
duties March 13, 2000. The bar chart
shows year-to-year changes in the Fund's performance of one of the Fund's classes of shares. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge would reduce your return. The table compares the Fund's average annual returns to those of a broad-based securities market index for common stocks and one for fixed-income securities. The table shows returns with the maximum sales charge and deferred sales charge, if any, deducted.
No sales charge has been applied to the
index used for comparison in the table.
The Fund's past performance does not
necessarily indicate how it will perform in the future.


CALENDAR YEAR TOTAL RETURNS FOR C SHARES
Annual Total Return
1991..........21.45%
1992..........12.98%
1993..........10.07%
1994..........-2.80%
1995..........23.53%
1996..........10.15%
1997..........16.30%
1998..........13.12%
1999..........-3.78%
2000..........-0.52%
BEST QUARTER: QUARTER ENDED 6/30/97 64.58%
WORST QUARTER: QUARTER ENDED 12/31/00 -7.62%

------------------------------------------

 Average Annual Total Returns as of 12/31/00

                     Past      Past    Past 10 Life of Fund  Life of Fund
                   One Year Five Years  Years  (Class A & B)  (Class C)
----------------------------------------------------------------------
  Class A          -5.52%    6.23%              7.81%
----------------------------------------------------------------------
  Class B          -5.18%    6.55%              8.15%
----------------------------------------------------------------------
  Class C          -1.52%    6.76%      9.66%                 7.39%
----------------------------------------------------------------------
  S&P 500          -9.10%   18.33%     17.46%  17.44%        12.36%
  Index(TM)
----------------------------------------------------------------------
  Lehman Brothers  11.63%    6.46%      7.95%   6.62%         8.04%
  Aggregate Bond
  Index(TM)

------------------------------------------

Inception dates: Class A and Class B - 4/1/94; Class C - 8/28/89

-------
15

Aggressive Growth LifeStyle Fund
Investment Goal and Strategies

American General Investment Management, L.P., the Fund's subadvisor, seeks growth through investments in a combination of the North American Funds ("Un-derlying Funds"). This Fund is suitable for investors seeking the potential for capital growth that a fund investing predominately in equity securities may offer.

Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your per-sonal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges for this Fund.

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. AGIM has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. AGIM may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Fund is a non-diversified investment company under the Investment Company Act of 1940 because it invests in a limited number of the Underlying Funds. However, the Underlying Funds themselves are diversified companies.

Main Risks

The securities that Underlying Funds invest in also involve various risks:
 . Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)
 . Derivatives Risk (the risk that the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation)
 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 . Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 . Non-Diversification Risk (the risk that investing in a smaller number of secu-
  rities increases investment risks)
International Equity Securities
                             15%-35%



Domestic Equity Securities   60%-80%









Bonds                         5%-15%





                                                                         -------

Aggressive Growth LifeStyle Fund

Investment Goal and Strategies

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. The bar chart shows year-to-year changes in the Fund's performance of one of the Fund's classes of shares. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge would reduce your return. The table compares the Fund's average annual returns to those of its benchmark and a broad-based securities market index. The table shows returns with the maximum sales charge and deferred sales charge, if any, deducted. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.

Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, and investment strategies and policies as does the Fund, and was also managed by the same portfolio managers.

CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1991..............0%
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..............0%
1998..............0%
1999..........28.92%
2000..........-4.62%
BEST QUARTER: QUARTER ENDED 12/31/98 20.47%
WORST QUARTER: QUARTER ENDED 12/31/00 -8.23%

--------------------------------------------------------------------------------

 Average Annual Total Returns as of 12/31/00

                                                     Life of Fund  Life of Fund
                                       Past One Year (Class A & B)  (Class C)
-------------------------------------------------------------------------------
 Class A                               -10.10%       10.90%
-------------------------------------------------------------------------------
 Class B                               -9.59%        12.19%
-------------------------------------------------------------------------------
 Class C:                              N/A                          -7.35%+
-------------------------------------------------------------------------------
 Aggressive Growth LifeStyle Blended
 Benchmark Index                       -6.93%        11.92%         -1.24%+
-------------------------------------------------------------------------------
 S&P 500 Index(TM)                     -9.10%        10.21%        -10.06%+

--------------------------------------------------------------------------------

Inception dates: Class A and Class B - 11/02/98; Class C - 8/10/00

+ Not annualized

-------
17

Conservative Growth LifeStyle Fund
Investment Goal and Strategies

American General Investment Management, L.P., the Fund's subadvisor, seeks cur-rent income and low to moderate growth of capital through investments in a com-bination of the North American Funds ("Underlying Funds"). This Fund is suit-able for investors who wish to invest in equity securities, but who are not willing to assume the market risks of either the Aggressive Growth LifeStyle Fund or the Moderate Growth LifeStyle Fund.

Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your per-sonal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges for this Fund.

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. AGIM has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. AGIM may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Fund is a non-diversified investment company under the Investment Company Act of 1940 because it invests in a limited number of the Underlying Funds. However, the Underlying Funds themselves are diversified companies.

Main Risks

The securities that Underlying Funds invest in also involve various risks:
 . Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)
 . Derivatives Risk (the risk that the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation)
 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 . Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 . Non-Diversification Risk (the risk that investing in a smaller number of secu-
  rities increases investment risks)
International Equity Securities  5%-15%



Domestic Equity Securities   20%-50%









Bonds                        45%-65%





                                                                         -------

Conservative Growth LifeStyle Fund

Investment Goal and Strategies

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. The bar chart shows year-to-year changes in the Fund's performance of one of the Fund's classes of shares. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge would reduce your return. The table compares the Fund's average annual returns to those of its benchmark and a broad-based securities market index. The table shows returns with the maximum sales charge and deferred sales charge, if any, deducted. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.

Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, and investment strategies and policies as does the Fund, and was also managed by the same portfolio managers.

CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1991..............0%
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..............0%
1998..............0%
1999..........13.70%
2000...........1.90%
BEST QUARTER: QUARTER ENDED 12/31/98 10.88%
WORST QUARTER: QUARTER ENDED 12/31/00 -3.35%

--------------------------------------------------------------------------------

 Average Annual Total Returns as of 12/31/00

                                               Life of Fund  Life of Fund
                                 Past One Year (Class A & B)  (Class C)
-------------------------------------------------------------------------
 Class A                         -3.96%         7.28%
-------------------------------------------------------------------------
 Class B                         -3.19%         8.55%
-------------------------------------------------------------------------
 Class C                         N/A                            -2.59%+
-------------------------------------------------------------------------
 Conservative Growth LifeStyle
 Blended Benchmark Index         -6.93%         8.61%           -0.83%+
-------------------------------------------------------------------------
 S&P 500 Index(TM)               -9.10%        10.21%          -10.61%+

--------------------------------------------------------------------------------

Inception dates: Class A and Class B - 11/02/98; Class C - 7/20/00

+ Not annualized

-------
19

Moderate Growth LifeStyle Fund
Investment Goal and Strategies

American General InvestmentManagement, L.P., the Fund's subadvisor, seeks growth and current income through investments in a combination of the North American Funds ("Underlying Funds"). This Fund is suitable for investors who wish to invest in equity securities, but who are not willing to assume the sub-stantial market risks of the Aggressive Growth LifeStyle Fund.

Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your per-sonal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges for this Fund.

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. AGIM has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. AGIM may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Fund is a non-diversified investment company under the Investment Company Act of 1940 because it invests in a limited number of the Underlying Funds. However, the Underlying Funds themselves are diversified companies.

Main Risks

The securities that Underlying Funds invest in also involve various risks:
 . Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)
 . Derivatives Risk (the risk that the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation)
 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-
  ments will decline as a result of foreign political, social or economic changes)
 . Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 . Non-Diversification Risk (the risk that investing in a smaller number of secu-
  rities increases investment risks)
International Equity Securities                    10%-20%



Domestic Equity Securities                         35%-65%









Bonds                                              25%-45%





                                                                         -------

Moderate Growth LifeStyle Fund

Investment Goal and Strategies

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. The bar chart shows year-to-year changes in the Fund's performance of one of the Fund's classes of shares. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge would reduce your return. The table compares the Fund's average annual returns to those of its benchmark and a broad-based securities market index. The table shows returns with the maximum sales charge and deferred sales charge, if any, deducted. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.

Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, and investment strategies and policies as does the Fund, and was also managed by the same portfolio managers.


CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1991..............0%
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..............0%
1998..............0%
1999..........18.66%
2000..........-0.62%
BEST QUARTER: QUARTER ENDED 12/31/99 14.20%
WORST QUARTER: QUARTER ENDED 12/31/00 -5.24%

--------------------------------------------------------------------------------

 Average Annual Total Returns as of 12/31/00

                                           Life of Fund  Life of Fund
                             Past One Year (Class A & B)  (Class C)
---------------------------------------------------------------------
 Class A                     -6.33%         8.64%
---------------------------------------------------------------------
 Class B                     -5.75%         9.97%
---------------------------------------------------------------------
 Class C                     N/A                          -6.06%+
---------------------------------------------------------------------
 Moderate Growth LifeStyle
 Blended Benchmark Index     -6.93%         8.78%         -5.06%+
---------------------------------------------------------------------
 S&P 500 Index(TM)           -9.10%        10.21%        -10.55%+

--------------------------------------------------------------------------------

Inception dates: Class A and Class B - 11/02/98; Class C - 7/12/00

+ Not annualized

-------
21

Core Bond Fund (formerly Investment Quality Bond Fund)
Investment Goal and Strategies

The investment objective of the Core Bond Fund is to provide a high level of current income consistent with the maintenance of principal and liquidity. American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in medium to high quality fixed-income securities, or in securities issued or guaranteed by the U.S. Gov-ernment, mortgage-backed, or asset-backed securities (U.S. Government securi-ties are securities issued or guaranteed by the U.S. Government which are sup-ported by the full faith and credit of the U.S. Government, or by the right of the issuer to borrow from the U.S. Treasury, or by the credit of the issuing government agency, or by the authority of the U.S. Government to purchase obli-gations of the agency). A portion of the 65% may be invested in U.S. dollar-denominated fixed-income securities issued by foreign issuers, although the Fund currently intends to limit these investments to no more than 40% of its total assets. These fixed-income securities will be rated investment grade or higher at the time of purchase. AGIM is not required to dispose of a security if its rating is downgraded, however.

Up to 35% of the Fund's total assets may be invested in interest-bearing short-term investments, such as commercial paper, bankers' acceptances, bank certifi-cates of deposit, or other cash equivalents and cash.

Main Risks
 . Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations, including, in particular, the risks associated with junk bonds)

 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)

 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)

 . Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)

 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

                                                                         -------

Core Bond Fund (formerly Investment Quality Bond Fund)
Investment Goal and Strategies

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. AGIM assumed subadvisory duties March 13, 2000. The bar chart shows year-to-year changes in the Fund's performance of one of the Fund's classes of shares. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge would reduce your return. The table compares the Fund's average annual returns to those of a broad-based securities market index. The table shows returns with the maximum sales charge and deferred sales charge, if any, deducted. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.

Effective March 1, 2001, the Fund has selected the Lehman Brothers Aggregate Index as its benchmark for index comparison purposes, rather than the index comprised 50% Lehman Brothers Corporate/50% Lehman Brothers Government. The Lehman Brothers Aggregate Index better matches the securities in which the Fund may invest, and will better align the goals of the Fund with its benchmark index, by focusing on those medium to high grade fixed-income securities in the Fund's portfolio.

The Lehman Brothers Aggregate Index is a broad market index that represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. fixed rate bond market rated investment grade or higher by Moody's Investor Service, Standard & Poor's Corporation or Fitch Investors Services, in that order, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers Government Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more and publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt. The Lehman Brothers Corporate Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the maturity, liquidity and quality requirements.


CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1991..............0%
1992...........8.27%
1993...........9.29%
1994..........-5.43%
1995..........18.79%
1996...........2.71%
1997...........9.28%
1998...........7.61%
1999..........-2.55%
2000...........7.94%
BEST QUARTER: QUARTER ENDED 6/30/95 6.23%
WORST QUARTER: QUARTER ENDED 3/31/94 -4.53%

--------------------------------------------------------------------------------

 Average Annual Total Returns as of 12/31/00

                                                     Life of Fund Life of Fund
                       Past One Year Past Five Years  (Class A)   (Class B & C)
--------------------------------------------------------------------------------
  Class A               2.81%        3.78%           6.22%
--------------------------------------------------------------------------------
  Class B               2.16%        3.84%                        5.43%
--------------------------------------------------------------------------------
  Class C               6.16%        4.18%                        5.43%
--------------------------------------------------------------------------------
  Lehman Brothers      11.63%        6.46%           7.80%        7.39%
  Aggregate Index
--------------------------------------------------------------------------------
  50% Lehman Brothers  11.32%        6.11%           7.97%        7.32%
  Corporate Index and
  50% Lehman Brothers
  Government Index

--------------------------------------------------------------------------------

Inception dates: Class A - 5/1/91; Class B and Class C - 4/1/94

-------
23

High Yield Bond Fund
Investment Goal and Strategies


The High Yield Bond Fund seeks the highest possible total return consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed-income securities.

To achieve this objective, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in below-investment grade U.S. and foreign junk bonds. These high yield-ing, high risk fixed-income securities are rated below Baa3 by Moody's and BBB-by S&P or comparable investment quality at the time of purchase. Up to 15% can be rated below Caa3 by Moody's or CCC- by S&P or comparable investment quality at the time of purchase. The Fund may also invest up to 35% of total assets in below-investment grade foreign fixed-income securities.

Main Risks

 . Credit Risk (the risk that the issuers in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations, including, in particular, the risks associated with junk bonds)

 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 . Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an
indication of risk by showing the
variability of the Fund's historical
returns. The bar chart shows year-to-year changes in the Fund's performance of one of the Fund's classes of shares. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge would reduce your return. The table compares the Fund's average annual returns to those of a broad-based securities market index.
The table shows returns with the maximum sales charge and deferred sales charge, if any, deducted. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.

Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General
Series Portfolio Company 2 (the "AGSPC2
Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, investment strategies and policies as does the Fund, and was also subadvised by AGIM.

CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1991..............0%
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..............0%
1998..............0%
1999...........4.05%
2000..........-6.59%
BEST QUARTER: QUARTER ENDED 3/31/99 3.89%
WORST QUARTER: QUARTER ENDED 12/31/00 -6.86%

--------------------------------------------------------------------------------

 Average Annual Total Returns as of 12/31/00

                                   Life of Fund  Life of Fund
                     Past One Year (Class A & B)  (Class C)
-------------------------------------------------------------
  Class A            -11.02%       -3.03%
-------------------------------------------------------------
  Class B            -12.04%       -3.46%
-------------------------------------------------------------
  Class C                N/A                     -8.21%+
-------------------------------------------------------------
  Salomon Smith       -5.68%        0.32%        -6.04%+
  Barney High Yield
  Market Index(TM)

--------------------------------------------------------------------------------

Inception dates: Class A and Class B - 11/02/98; Class C - 8/21/00

+ Not annualized

                                                                         -------

Municipal Bond Fund
Investment Goal and Strategies

The investment objective of the Municipal Bond Fund is to achieve a high level of current income that is exempt from regular federal income taxes. The Fund is also particularly concerned with preserving capital. American General Investment Management, L.P. ("AGIM") is the Fund's subadvisor. The Fund will invest at least 80% of total assets in investment grade municipal fixed-income securities, such as municipal bonds, municipal notes, and other municipal obligations. Investment grade bonds are those rated at least Baa3 by Moody's or BBB- by S&P or Fitch, or of comparable quality at the time of purchase. The municipal notes are short-term obligations rated high quality or better by Moody's, S&P, or Fitch. The Fund may invest up to 20% of total assets in taxable fixed-income securities, including money market instruments, U.S. Government obligations, and other investment grade securities rated as above.

Main Risks

 . Credit Risk (the risk that the issuers in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor obli-gations)
 . Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an
indication of risk by showing the
variability of the Fund's historical
returns. AGIM assumed subadvisory duties
March 13, 2000. The bar chart shows year-to-year changes in the Fund's performance of one of the Fund's classes of shares.
The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge would reduce your return. The table compares the Fund's average annual returns to those of a broad-based securities market index.
The table shows returns with the maximum sales charge and deferred sales charge, if any, deducted. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1991................0%
1992................0%
1993................0%
1994............-9.21%
1995............18.43%
1996.............4.14%
1997.............9.65%
1998.............3.97%
1999............-3.32%
2000............10.87%
BEST QUARTER: QUARTER ENDED 3/31/95 7.39%
WORST QUARTER: QUARTER ENDED 3/31/94 -7.58%

--------------------------------------------------------------------------------

 Average Annual Total Returns as of 12/31/00

                                                           Life of Fund Life of Fund
                             Past One Year Past Five Years  (Class A)   (Class B & C)
-------------------------------------------------------------------------------------
 Class A                      5.61%        3.92%           4.25%
-------------------------------------------------------------------------------------
 Class B                      4.96%        3.73%                        5.15%
-------------------------------------------------------------------------------------
 Class C                      8.94%        4.07%                        5.15%
-------------------------------------------------------------------------------------
 Lehman Brothers
 Municipal  Bond Index(TM)   11.69%        5.84%           6.04%        6.86%

--------------------------------------------------------------------------------

Inception dates: Class A - 7/6/93; Class B and Class C - 4/1/94

-------
25

Strategic Income Fund
Investment Goal and Strategies

The investment objective of the Strategic Income Fund is to seek a high level of total return consistent with preservation of capital. To achieve this goal, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in a broad range of fixed-income securities, including investment grade bonds (rated Baa or higher by Moody's and BBB or higher by S&P at the time of purchase), U.S. Government and agency obligations, mortgage-backed securities, and U.S. and foreign high-risk, high-yield bonds (rated C or higher by Moody's and CC or higher by S&P, or of comparable investment quality at time of purchase, commonly known as "junk bonds"). Up to 25% of the Fund's total assets may be invested in foreign emerg-ing market debt, and up to an additional 25% in non-U.S. dollar bonds. The Fund may invest up to 20% of total assets in equity securities, such as common and pre-ferred stocks, convertible securities, and warrants.

Main Risks
 . Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations including, in particular, the risks associated with junk bonds)
 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)

 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes, including, in particular, the risks associated with investments in developing countries, as these countries are generally more volatile than the markets of developed countries)
 . Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an
indication of risk by showing the
variability of the Fund's historical
returns. AGIM assumed subadvisory duties
March 13, 2000. The bar chart shows year-to-year changes in the Fund's performance of one of the Fund's classes of shares.
The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge would reduce your return. The table compares the Fund's average annual returns to those of a broad-based securities market index.
The table shows returns with the maximum sales charge and deferred sales charge, if any, deducted. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1991................0%
1992................0%
1993................0%
1994............-6.79%
1995............18.57%
1996............14.82%
1997............10.76%
1998.............0.72%
1999............ 1.36%
2000.............3.20%
BEST QUARTER: QUARTER ENDED 6/30/95 8.22%
WORST QUARTER: QUARTER ENDED 3/31/94 -5.76%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                            Past One Year Past Five Years Life of Fund Life of Fund
                                                          (Class A)    (Class B & C)
------------------------------------------------------------------------------------
 Class A                    -1.70%        5.00%           5.09%
------------------------------------------------------------------------------------
 Class B                    -2.56%        5.02%                        6.23%
------------------------------------------------------------------------------------
 Class C                      1.43%       5.35%                        6.23%
------------------------------------------------------------------------------------
 Lehman Brothers
 Aggregate Bond Index(TM)    11.63%       6.46%           6.47%        7.39%

--------------------------------------------------------------------------------

Inception dates: Class A - 11/1/93; Class B and Class C - 4/1/94

                                                                         -------

U.S. Government Securities Fund
Investment Goal and Strategies

The investment objective of the U.S. Government Securities Fund is to obtain a high level of current income consistent with preservation of capital and main-tenance of liquidity. American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, pursues this objective by emphasizing investments in debt obligations and mortgage-backed securities, issued or guaranteed by the U.S. Government or its agencies (including the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association). The Fund may also invest in derivative invest-ments (such as privately-issued mortgage obligations collateralized by such securities), dollar rolls and related repurchase agreements.

The Fund's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and a higher amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

Main Risks

 . Credit Risk (the risk that the issuers in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 . Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. AGIM assumed subadvisory duties March 13, 2000. The bar chart shows year-to-year changes in the Fund's performance of one of the Fund's classes of shares. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge would reduce your return. The table compares the Fund's average annual returns to those of a broad-based securities market index. The table shows returns with the maximum sales charge and deferred sales charge, if any, deducted. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.

Effective March 1, 2001, the Fund has selected the Lehman Intermediate Government Index as its benchmark for index comparison purposes, rather than the Merrill Lynch 1-10 Year Government Index. The Lehman Intermediate Government Index better matches the securities in which the Fund may invest, and will better align the goals of the Fund with its benchmark index, by focusing on these debt obligations held in the Fund's portfolio.

The Lehman Intermediate Government Index is a broad market index that includes public obligations of the U.S. Treasury in the intermediate maturity range. The Merrill Lynch 1-10 Year Government Index is a broad market index that includes securities issued in the U.S. market including government bonds, corporate bonds, mortgage pass through securities, and asset-backed securities.

CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1991............13.36%
1992.............6.63%
1993.............7.64%
1994............-1.59%
1995............15.28%
1996.............3.04%
1997.............7.99%
1998.............6.86%
1999............-0.96%
2000.............9.88%
BEST QUARTER: QUARTER ENDED 6/30/95 5.42%
WORST QUARTER: QUARTER ENDED 3/31/94 -1.65%

--------------------------------------------------------------------------------

 Average Annual Total Returns as of 12/31/00

                     Past      Past      Past   Life of Fund Life of Fund
                   One Year Five Years 10 Years  (Class A)   (Class B & C)
--------------------------------------------------------------------------
  Class A           4.66%     4.25%      6.16%     6.42%
--------------------------------------------------------------------------
  Class B           3.90%     4.25%      N/A                    5.42%
--------------------------------------------------------------------------
  Class C           7.90%     4.59%      N/A                    5.42%
--------------------------------------------------------------------------
  Merrill          10.19%     6.14%      7.18%     7.27%        6.84%
  Lynch 1-10
  Year Government
  Index(TM)
--------------------------------------------------------------------------
  Lehman           10.47%     6.19%      7.19%     7.54%        6.67%
  Intermediate
  Government
  Index(TM)

--------------------------------------------------------------------------------

Inception dates: Class A - 8/28/89; Class B and Class C - 4/1/94

-------
27

Money Market Fund
Investment Goal and Strategies

The investment objective of the Money Market Fund is to obtain maximum current income consistent with preservation of principal and liquidity. American Gen-eral Investment Management, L.P. ("AGIM") is the Fund's subadvisor. The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. In accordance with Rule 2a-7 of the Investment Company Act, such securities must mature in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. The investments of the Fund may include securities issued or guaran-teed by the U.S. Government (and its agencies or instrumentalities), certifi-cates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion, commercial paper sold by corporations and finance com-panies, corporate debt obligations with remaining maturities of 13 months or less, repurchase agreements, money market instruments of foreign issuers pay-able in U.S. dollars (limited to no more than 20% of the Fund's net assets), asset-backed securities, loan participations, adjustable rate securities, vari-able rate demand notes, and Rule 144A securities. The Fund may invest in investment companies, real estate securities, and reverse repurchase agree-ments.

Main Risks
 . Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 . An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. AGIM assumed subadvisory duties March 13, 2000. The bar chart shows year-to-year changes in the Fund's performance of one of the Fund's classes of shares. The table compares the Fund's average annual returns to those of a broad-based securities market index. The Fund's past performance does not necessarily indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1991.............5.97%
1992.............3.42%
1993.............2.76%
1994.............3.88%
1995.............5.66%
1996.............5.08%
1997.............5.19%
1998.............5.05%
1999.............4.62%
2000.............5.79%
BEST QUARTER: QUARTER ENDED 6/30/91 1.64%
WORST QUARTER: QUARTER ENDED 6/30/93 0.66%

--------------------------------------------------------------------------------

 Average Annual Total Returns as of 12/31/00

             Past         Past Five     Past 10     Life of Fund     Life of Fund
             One Year     Years         Years       (Class A)        (Class B & C)
----------------------------------------------------------------------------------
 Class A     5.79%        5.15%         4.74%       4.88%
----------------------------------------------------------------------------------
 Class B     5.79%        5.15%         N/A                          5.15%
----------------------------------------------------------------------------------
 Class C     5.78%        5.15%         N/A                          5.15%

--------------------------------------------------------------------------------

Inception dates: Class A - 8/28/89; Class B and Class C - 4/1/94

To obtain the Fund's current 7-day yield, please call 1-800-872-8037.

                                                                         -------

Municipal Money Market Fund
Investment Goal and Strategies

The Fund seeks liquidity, protection of capital and current income through investments in short-term money market securities that are exempt from regular federal income taxation.

To achieve this objective, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests in short-term money market securities to provide you with liquidity, protection of your investment and current income that is exempt from federal income tax. AGIM uses 95% of the Fund's total assets to buy short-term securities that are rated within the highest rating category for short-term fixed-income securities by at least two nationally rec-ognized rating services or unrated securities of comparable investment quality. These eligible securities must mature, after giving effect to any demand fea-tures, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. These practices are mandated by Rule 2a-7 of the 1940 Act and are designed to reduce risk and minimize fluctuation in the share price. If the Fund invests in municipal securities issued for certain private purposes, a portion of the Fund's dividends may be subject to the alternative minimum tax.

The investments this Fund may buy include:

 . Municipal fixed-income securities with remaining maturities of 13 months or less

 . Commercial paper sold by municipalities rated at least MIG1 or MIG2 by Moody's or A1 or A2 by S&P

 . Variable rate demand notes

 . Auction rate preferred stock and other adjustable rate obligations that are exempt from federal income taxation

 . Rule 144A securities (liquid)

Main Risks

 . Credit Risk (the risk that the issuers in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)

 . Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)

 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

 . An investment in the Municipal Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agen-cy. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. The bar chart shows year-to-year changes in the Fund's performance of one of the Fund's classes of shares. The table compares the Fund's average annual returns to those of a broad-based securities market index. The Fund's past performance does not necessarily indicate how it will perform in the future.

Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, and investment strategies and policies as does the Fund, and was also subadvised by AGIM.

CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1991..............0%
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..............0%
1998..............0%
1999...........2.28%
2000...........3.15%
BEST QUARTER: QUARTER ENDED 6/30/00 0.86%
WORST QUARTER: QUARTER ENDED 3/31/99 0.44%

--------------------------------------------------------------------------------

 Average Annual Total Returns as of 12/31/00

              Past   Life of Fund  Life of Fund
            One Year (Class A & B)  (Class C)
-----------------------------------------------
  Class A    3.15%       2.68%
-----------------------------------------------
  Class B    2.70%       2.06%
-----------------------------------------------
  Class C    N/A                      1.26%+

--------------------------------------------------------------------------------

Inception dates: Class A and Class B - 11/02/98; Class C - 8/10/00

+ Not annualized

To obtain the Fund's current 7-day yield, please call 1-800-872-8037.

-------
29

Descriptions of Main Risks

The value of your investment in a Fund can change for many reasons, and may decrease. The primary reasons for possible decreases in a Fund's value are called "Main Risks," and are explained in this section. Section II of the Prospectus includes more information about other risks that could affect the Funds' values.


Credit Risk

Credit risk is the risk that the issuer or the guarantor (the entity that agrees to pay the debt if the issuer cannot) of a debt or fixed income securi-ty, or the counterparty to a derivatives contract or a securities loan, will not repay the principal and interest owed to the investors or otherwise honor its obligations. There are different levels of credit risk. Debt securities rated in one of the four highest rating categories by a rating agency (and com-parable unrated securities) are known as "investment grade." Debt securities rated below the four highest rating categories by a rating agency (and compara-ble unrated securities) are known as "lower-rated" or "junk bonds." Funds that invest in lower-rated securities have higher levels of credit risk. Lower-rated or unrated securities of equivalent quality have very high levels of credit risk. Securities that are highly rated have lower levels of credit risk.

Funds may be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged (indebted) issuers and in debt securities not current in the payment of interest or principal, or in default.

Funds that invest in foreign securities are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign (national) debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Currency Risk
Funds that invest in securities that are denominated in and/or are receiving revenues in foreign currencies are subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. In the case of hedging positions, it is the risk that the U.S. dollar will decline in value relative to the currency hedged.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the change in value of an underlying asset or index. When the value of the underlying security or index changes, the value of the derivative changes as well. As a result, derivatives can lose all of their value very quickly. Deriv-atives involve credit risk if the other party to the derivative should fail to meet its obligations to the Fund. Additional risks associated with derivatives include imperfect correlation (between the values of the derivative and the underlying investment) and improper valuation. Derivatives risk for some Funds will be increased by their investments in structured securities.

Equity Risk
Equity securities, such as a company's common stock, may fall in value in response to factors relating to the issuer, such as management decisions or falling demand for a company's goods or services. Additionally, factors affect-ing a company's particular industry, such as increased production costs, may affect the value of its equity securities. Equity securities also rise and fall in value as a result of factors affecting entire financial markets, such as political or economic developments, or changes in investor psychology.

Growth stocks are the stocks of companies that have earnings that are expected to grow relatively rapidly. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Value stocks are the stocks of companies that are undervalued, or are inexpen-sive, relative to the value of the company and its business as a whole. These companies may have experienced recent troubles that have caused their stocks to be out of favor with investors. If the market does not recognize the value of the company over time,

                                                                        -------
the price of its stock may fall, or simply may not increase as expected.

Market capitalization refers to the total value of a company's outstanding stock. Smaller companies are more likely than larger companies to have limited product lines, smaller markets for their products and services, and they may depend on a small or inexperienced management group. Small company stocks may not trade very actively, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may be more vulnerable to nega-tive changes than stocks of larger companies. Smaller companies also may have more limited financial resources, inexperienced management and unproven prod-ucts or services.

The risks associated with equity securities are typically higher for equity securities purchased in initial public offerings ("IPOs"). Issuers in IPOs typ-ically have a limited operating history, and the prices of equity securities are often very volatile for some time following an IPO.

Foreign Investment Risk

There are risks associated with investing in foreign securities. These risks include unforeseen changes in tax laws, political changes, and changes in for-eign currency values and exchange rates.

There may be less publicly available information about foreign issuers. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements, which are generally less extensive than the requirements for domestic issuers. Foreign stock markets generally have substantially less volume than the U.S. exchanges and securities of foreign issuers are generally less liquid and more volatile, relative to U.S. issuers.

There is frequently less governmental regulation of foreign exchanges, broker-dealers and issuers than in the United States, and brokerage costs may be high-er. In addition, investments in foreign companies may be subject to the possi-bility of nationalization or other changes in policy. Policy changes may allow foreign governments to withhold dividends, expropriate (confiscate, or keep) investment returns, or raise taxes to extremely high levels, among other things. Also, should a foreign issuer default, it may be difficult to recover anything in a bankruptcy proceeding.

The possibility of political instability or diplomatic developments in foreign countries could trigger nationalization of companies and industries, expropria-tion (confiscation of property), extremely high levels of taxation, and other negative developments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds that invest in sovereign debt obligations are exposed to the risks of political, social and economic change in the countries that issued the bonds.

Emerging Market Risk. The above risks can be more extreme for investments in emerging markets. A country that is in the initial stages of its industrial cycle is considered to be an emerging markets country. Such countries are sub-ject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may have more volatile share prices and be less liquid than those of securities issued by companies in countries at later stages of the industrial cycle.

Interest Rate Risk (Market Risk)
Interest rate risk, or market risk, is the risk that a change in interest rates will negatively affect the value of a security. This risk applies primarily to debt securities such as bonds, notes and asset backed securities. Debt securi-ties are obligations of the issuer to make payments of principal and/ or inter-est on future dates. As interest rates rise, an investment in a Fund can lose value, because the value of the securities the Fund holds may fall.

Market risk is generally greater for Funds that invest in debt securities with longer maturities. This risk may be increased for Funds that invest in mort-gage-backed or other types of asset-backed securities that are often prepaid. Even Funds that invest in the highest quality debt securities are subject to interest rate risk.

Liquidity Risk
Liquidity risk is the risk that a Fund will not be able to sell a security because there are too few people

-------
31
who actively buy and sell, or trade, that security on a regular basis. A Fund holding an illiquid security may not be able to sell the security at its cur-rent price. Liquidity risk increases for Funds investing in derivatives, for-eign investments or restricted securities.

Management Risk
Management risk is the risk that the subadvisor of a Fund, despite using vari-ous investment and risk analysis techniques, may not produce the desired investment results.

Non-Diversification Risk

Investment professionals believe that investment risk can be reduced through diversification, which is simply the practice of choosing more than a limited number of investments. On the other hand, concentrating investments in a smaller number of securities increases risk.

Sector Risk

Securities of companies within specific sectors of the economy can perform dif-ferently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Funds may allocate relatively more assets to certain industry sectors than others, the Funds' performance may be more sus-ceptible to any developments which affect those sectors emphasized by the Funds.

Social Criteria Risk
This risk applies only to the Socially Responsible Fund. If a company stops meeting the Fund's social criteria after the Fund invested in it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments, even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds hav-ing no such criteria.

Science & Technology Company Risk
Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The poten-tial for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primar-ily on these stocks is, therefore, likely to be much more volatile.

Unseasoned Company Risk

Investments in smaller or unseasoned companies often involve greater risks than investments in larger, more established companies because small and unseasoned companies may lack the management experience, financial resources, product diversification and competitive strengths of large companies.

                                                                         -------

Section II:

  Fees and Expenses

  This table describes the fees and expenses that you may pay if you invest in the Funds.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class C
----------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)
 Equity Funds/1/                                    5.75%   None    None
 Income Funds/1/                                    4.75%   None    None
 Municipal Money Market Fund and Money Market Fund  None    None    None
Maximum Deferred Sales Charge
(as a percentage of original purchase price
or redemption price, whichever is lower)
 Equity Funds and Income Funds                      1%/2/   5%/3/   1%/4/
 Municipal Money Market Fund and Money Market Fund  None    None    None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
                                                   Class A Class B Class C
----------------------------------------------------------------------------
Growth & Income Fund
 Management Fees                                    0.67%   0.67%   0.67%
 Distribution (12b-1) Fees                          0.35%   1.00%   1.00%
 Other Expenses                                     0.63%   0.63%   0.63%
  Total Annual Fund Operating Expenses              1.65%   2.30%   2.30%
 Fee Waiver and/or Expense Reimbursement            0.19%   0.19%   0.19%
   Net Expenses/5/                                  1.46%   2.11%   2.11%
----------------------------------------------------------------------------
Large Cap Growth Fund (formerly Growth Equity)
 Management Fees                                    0.90%   0.90%   0.90%
 Distribution (12b-1) Fees                          0.35%   1.00%   1.00%
 Other Expenses                                     0.61%   0.61%   0.61%
  Total Annual Fund Operating Expenses              1.86%   2.51%   2.51%
 Fee Waiver and/or Expense Reimbursement            0.49%   0.49%   0.49%
   Net Expenses/5/                                  1.37%   2.02%   2.02%
----------------------------------------------------------------------------
Mid Cap Growth (formerly Small/Mid Cap)
 Management Fees                                    0.93%   0.93%   0.93%
 Distribution (12b-1) Fees                          0.35%   1.00%   1.00%
 Other Expenses                                     0.63%   0.63%   0.63%
  Total Annual Fund Operating Expenses              1.91%   2.56%   2.56%
 Fee Waiver and/or Expense Reimbursement            0.38%   0.38%   0.38%
   Net Expenses/5/                                  1.53%   2.18%   2.18%
----------------------------------------------------------------------------
Mid Cap Value Fund
 Management Fees                                    0.90%   0.90%   0.90%
 Distribution (12b-1) Fees                          0.35%   1.00%   1.00%
 Other Expenses                                     0.53%   0.53%   0.53%
  Total Annual Fund Operating Expenses/5/           1.78%   2.43%   2.43%
 Fee Waiver and/or Expense Reimbursement            0.00%   0.00%   0.00%
   Net Expenses/5/                                  1.78%   2.43%   2.43%
----------------------------------------------------------------------------

-------
33

                                                  Class Class Class
Fund                                                A     B     C
-------------------------------------------------------------------
Science & Technology Fund
 Management Fees                                  0.90% 0.90% 0.90%
 Distribution (12b-1) Fees                        0.35% 1.00% 1.00%
 Other Expenses                                   0.25% 0.25% 0.25%
  Total Annual Fund Operating Expenses            1.50% 2.15% 2.15%
 Fee Waiver and/or Expense Reimbursement          0.00% 0.00% 0.00%
  Net Expenses/5/                                 1.50% 2.15% 2.15%
-------------------------------------------------------------------
Small Cap Growth Fund (formerly Emerging Growth)
 Management Fees                                  0.95% 0.95% 0.95%
 Distribution (12b-1) Fees                        0.35% 1.00% 1.00%
 Other Expenses                                   0.52% 0.52% 0.52%
  Total Annual Fund Operating Expenses            1.82% 2.47% 2.47%
 Fee Waiver and/or Expense Reimbursement          0.22% 0.22% 0.22%
  Net Expenses/5/                                 1.60% 2.25% 2.25%
-------------------------------------------------------------------
Small Cap Index Fund
 Management Fees                                  0.28% 0.28% 0.28%
 Distribution (12b-1) Fees                        0.35% 1.00% 1.00%
 Other Expenses                                   0.87% 0.87% 0.87%
  Total Annual Fund Operating Expenses            1.50% 2.15% 2.15%
 Fee Waiver and/or Expense Reimbursement          0.00% 0.00% 0.00%
  Net Expenses/5/                                 1.50% 2.15% 2.15%
-------------------------------------------------------------------
Socially Responsible Fund
 Management Fees                                  0.65% 0.65% 0.65%
 Distribution (12b-1) Fees                        0.35% 1.00% 1.00%
 Other Expenses                                   0.64% 0.64% 0.64%
  Total Annual Fund Operating Expenses            1.64% 2.29% 2.29%
 Fee Waiver and/or Expense Reimbursement          0.34% 0.34% 0.34%
  Net Expenses/5/                                 1.30% 1.95% 1.95%
-------------------------------------------------------------------
Stock Index Fund
 Management Fees                                  0.27% 0.27% 0.27%
 Distribution (12b-1) Fees                        0.35% 1.00% 1.00%
 Other Expenses                                   0.55% 0.55% 0.55%
  Total Annual Fund Operating Expenses            1.17% 1.82% 1.82%
 Fee Waiver and/or Expense Reimbursement          0.42% 0.42% 0.42%
  Net Expenses/5/                                 0.75% 1.40% 1.40%
-------------------------------------------------------------------
Global Equity Fund
 Management Fees                                  0.90% 0.90% 0.90%
 Distribution (12b-1) Fees                        0.35% 1.00% 1.00%
 Other Expenses                                   1.01% 1.01% 1.01%
  Total Annual Fund Operating Expenses            2.26% 2.91% 2.91%
 Fee Waiver and/or Expense Reimbursement          0.09% 0.09% 0.09%
  Net Expenses/5/                                 2.17% 2.82% 2.82%
-------------------------------------------------------------------
International Equity Fund
 Management Fees                                  0.90% 0.90% 0.90%
 Distribution (12b-1) Fees                        0.35% 1.00% 1.00%
 Other Expenses                                   0.79% 0.79% 0.79%
  Total Annual Fund Operating Expenses            2.04% 2.69% 2.69%
 Fee Waiver and/or Expense Reimbursement          0.34% 0.34% 0.34%
  Net Expenses/5/                                 1.70% 2.35% 2.35%
-------------------------------------------------------------------
International Small Cap Fund
 Management Fees                                  1.05% 1.05% 1.05%
 Distribution (12b-1) Fees                        0.35% 1.00% 1.00%
 Other Expenses                                   1.16% 1.16% 1.16%
  Total Annual Fund Operating Expenses            2.56% 3.21% 3.21%
 Fee Waiver and/or Expense Reimbursement          0.61% 0.61% 0.61%
  Net Expenses/5/                                 1.95% 2.60% 2.60%
-------------------------------------------------------------------

                                                                         -------

                                                        Class Class Class
Fund                                                      A     B     C
-------------------------------------------------------------------------
Balanced Fund
 Management Fees                                        0.77% 0.77% 0.77%
 Distribution (12b-1) Fees                              0.35% 1.00% 1.00%
 Other Expenses                                         0.61% 0.61% 0.61%
  Total Annual Fund Operating Expenses                  1.73% 2.38% 2.38%
 Fee Waiver and/or Expense Reimbursement                0.02% 0.02% 0.02%
  Net Expenses/5/                                       1.71% 2.36% 2.36%
-------------------------------------------------------------------------
Aggressive Growth LifeStyle Fund
 Management Fees                                        0.10% 0.10% 0.10%
 Distribution (12b-1) Fees                              0.10% 0.75% 0.75%
 Other Expenses                                         0.00% 0.00% 0.00%
  Total Annual Fund Operating Expenses                  0.20% 0.85% 0.85%
  Estimated Total Annual Combined Indirect Expenses/6/  1.45% 1.45% 1.45%
-------------------------------------------------------------------------
Moderate Growth LifeStyle Fund
 Management Fees                                        0.10% 0.10% 0.10%
 Distribution (12b-1) Fees                              0.10% 0.75% 0.75%
 Other Expenses                                         0.00% 0.00% 0.00%
  Total Annual Fund Operating Expenses                  0.20% 0.85% 0.85%
  Estimated Total Annual Combined Indirect Expenses/6/  1.39% 1.39% 1.39%
-------------------------------------------------------------------------
Conservative Growth LifeStyle Fund
 Management Fees                                        0.10% 0.10% 0.10%
 Distribution (12b-1) Fees                              0.10% 0.75% 0.75%
 Other Expenses                                         0.00% 0.00% 0.00%
  Total Annual Fund Operating Expenses                  0.20% 0.85% 0.85%
  Estimated Total Annual Combined Indirect Expenses/6/  1.33% 1.33% 1.33%
-------------------------------------------------------------------------
Core Bond Fund (formerly Investment Quality Bond)
 Management Fees                                        0.60% 0.60% 0.60%
 Distribution (12b-1) Fees                              0.35% 1.00% 1.00%
 Other Expenses                                         0.38% 0.38% 0.38%
  Total Annual Fund Operating Expenses                  1.33% 1.98% 1.98%
 Fee Waiver and/or Expense Reimbursement                0.00% 0.00% 0.00%
  Net Expenses/5/                                       1.33% 1.98% 1.98%
-------------------------------------------------------------------------
High Yield Bond Fund
 Management Fees                                        0.83% 0.83% 0.83%
 Distribution (12b-1) Fees                              0.35% 1.00% 1.00%
 Other Expenses                                         0.39% 0.39% 0.39%
  Total Annual Fund Operating Expenses                  1.57% 2.22% 2.22%
 Fee Waiver and/or Expense Reimbursement                0.00% 0.00% 0.00%
  Net Expenses/5/                                       1.57% 2.22% 2.22%
-------------------------------------------------------------------------
Municipal Bond Fund (formerly National Municipal Bond)
 Management Fees                                        0.60% 0.60% 0.60%
 Distribution (12b-1) Fees                              0.15% 1.00% 1.00%
 Other Expenses                                         0.68% 0.68% 0.68%
  Total Annual Fund Operating Expenses                  1.43% 2.28% 2.28%
 Fee Waiver and/or Expense Reimbursement                0.38% 0.38% 0.38%
  Net Expenses/5/                                       1.05% 1.90% 1.90%
-------------------------------------------------------------------------

-------
35

                                         Class Class Class
Fund                                       A     B     C
----------------------------------------------------------
Strategic Income Fund
 Management Fees                         0.74% 0.74% 0.74%
 Distribution (12b-1) Fees               0.35% 1.00% 1.00%
 Other Expenses                          0.86% 0.86% 0.86%
  Total Annual Fund Operating Expenses   1.95% 2.60% 2.60%
 Fee Waiver and/or Expense Reimbursement 0.38% 0.38% 0.38%
  Net Expenses/5/                        1.57% 2.22% 2.22%
----------------------------------------------------------
U.S. Government Securities Fund
 Management Fees                         0.60% 0.60% 0.60%
 Distribution (12b-1) Fees               0.35% 1.00% 1.00%
 Other Expenses                          0.59% 0.59% 0.59%
  Total Annual Fund Operating Expenses   1.54% 2.19% 2.19%
 Fee Waiver and/or Expense Reimbursement 0.24% 0.24% 0.24%
  Net Expenses/5/                        1.30% 1.95% 1.95%
----------------------------------------------------------
Money Market Fund
 Management Fees                         0.20% 0.20% 0.20%
 Distribution (12b-1) Fees               0.00% 0.00% 0.00%
 Other Expenses                          0.86% 0.86% 0.86%
  Total Annual Fund Operating Expenses   1.06% 1.06% 1.06%
 Fee Waiver and/or Expense Reimbursement 0.26% 0.26% 0.26%
  Net Expenses/5/                        0.80% 0.80% 0.80%
----------------------------------------------------------
Municipal Money Market Fund
 Management Fees                         0.35% 0.35% 0.35%
 Distribution (12b-1) Fees               0.00% 0.00% 0.00%
 Other Expenses                          0.81% 0.81% 0.81%
  Total Annual Fund Operating Expenses   1.16% 1.16% 1.16%
 Fee Waiver and/or Expense Reimbursement 0.36% 0.36% 0.36%
  Net Expenses/5/                        0.80% 0.80% 0.80%
----------------------------------------------------------

/1/ Equity Funds include: Growth & Income, Large Cap Growth, Mid Cap Growth, Mid Cap Value, Science & Technology, Small Cap Growth, Small Cap Index, Socially Responsible, Stock Index, Global Equity, International Equity, International Small Cap, Balanced Fund, Aggressive Growth LifeStyle, Conservative Growth LifeStyle and Moderate Growth LifeStyle. Income Funds include: Core Bond, High Yield Bond, Municipal Bond, Strategic Income and U.S. Government Securities.
/2/  1% first year after purchase for purchases of $1 million or more.
/3/ 5% first and second year; 4% third year; 3% fourth year; 2% fifth year; 1% sixth year and 0% thereafter.
/4/  0% after first year.

/5/ Reflects AGAM's contractual obligation to waive, and to the extent necessary, reimburse certain fees and expenses of the Fund through February 28, 2002.
/6/ These estimates are based upon the Funds' Expenses shown above and the expenses of the Underlying Funds' Institutional Class I shares shown in the current prospectus for such shares. The estimates assume the following con-stant allocation by the Funds of their assets among the Underlying Funds:

                       Aggressive Growth Moderate Growth Conservative Growth
                        LifeStyle Fund   LifeStyle Fund    LifeStyle Fund
International Equity          25%              15%                8%
Fund
Small Cap Growth Fund         20%              13%                8%
Mid Cap Value Fund            10%               9%                6%
Mid Cap Growth Fund            5%               3%                2%
Large Cap Growth Fund         20%              15%               13%
Growth & Income Fund          10%              15%               13%
Core Bond Fund                10%              30%               50%
High Yield Bond Fund           0%               0%                0%

The Funds' actual expense may be higher or lower as a result of the allocation of their assets among the Underlying Funds, the expenses of the Underlying Funds, and/or the Funds' own expenses. The Total Fund Operating Expenses and Estimated Total Annual Combined Indirect Expenses shown above with respect to the LifeStyle Funds are combined and used to calculate the 1 year and 3, 5 and 10 years examples, respectively, shown on the following pages with respect to such Funds.

The higher Distribution Fees borne by Class B and Class C shares may cause long-term shareholders to pay more in sales charges than the maximum permitted front-end sales charge on Class A shares.

                                                                        -------

By translating "Total Annual Fund Operating Expenses" into dollar amounts, these examples help you compare the costs of investing in a particular Fund, or a particular class of shares, with the costs of investing in other mutual funds.

The examples assume that you:

 . Invest $10,000 in a Fund for the time period indicated and then redeem all of your shares at the end of those periods.
 . Your investment earns a 5% return each year and that each Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                                            1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------------------------
Growth & Income Fund
 Class A                                         $715  $1,048  $1,404   $2,402
 Class B                                          714   1,100   1,413    2,458*
 Class B No redemption                            214     700   1,213    2,458*
 Class C                                          314     700   1,213    2,621
 Class C No redemption                            214     700   1,213    2,621
-------------------------------------------------------------------------------
Large Cap Growth Fund (formerly Growth Equity)
 Class A                                          706   1,081   1,480    2,592
 Class B                                          705   1,135   1,492    2,649*
 Class B No redemption                            205     735   1,292    2,649*
 Class C                                          305     735   1,292    2,809
 Class C No redemption                            205     735   1,292    2,809
-------------------------------------------------------------------------------
Mid Cap Growth Fund (formerly Small/Mid Cap)
 Class A                                          722   1,106   1,514    2,650
 Class B                                          721   1,160   1,526    2,708*
 Class B No redemption                            221     760   1,326    2,708*
 Class C                                          321     760   1,326    2,867
 Class C No redemption                            221     760   1,326    2,867
-------------------------------------------------------------------------------
Mid Cap Value Fund
 Class A                                          745   1,103   1,484    2,549
 Class B                                          746   1,158   1,496    2,606*
 Class B No redemption                            246     758   1,296    2,606*
 Class C                                          346     758   1,296    2,766
 Class C No redemption                            246     758   1,296    2,766
-------------------------------------------------------------------------------
Science & Technology Fund
 Class A                                          719   1,022   1,346    2,263
 Class B                                          718   1,073   1,354    2,315*
 Class B No redemption                            218     673   1,154    2,315*
 Class C                                          318     673   1,154    2,483
 Class C No redemption                            218     673   1,154    2,483
-------------------------------------------------------------------------------
Small Cap Growth Fund (formerly Emerging
Growth)
 Class A                                          728   1,094   1,484    2,572
 Class B                                          728   1,149   1,496    2,629*
 Class B No redemption                            228     749   1,296    2,629*
 Class C                                          328     749   1,296    2,790
 Class C No redemption                            228     749   1,296    2,790
-------------------------------------------------------------------------------
Small Cap Index Fund
 Class A                                          719   1,022   1,346    2,263
 Class B                                          718   1,073   1,354    2,315*
 Class B No redemption                            218     673   1,154    2,315*
 Class C                                          318     673   1,154    2,483
 Class C No redemption                            218     673   1,154    2,483
-------------------------------------------------------------------------------

* Based on conversion to Class A Shares after eight years.

-------
37

Fund                              1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------------
Socially Responsible Fund
 Class A                           $700  $1,031  $1,385   $2,380
 Class B                            698   1,083   1,394    2,436*
 Class B No redemption              198     683   1,194    2,436*
 Class C                            298     683   1,194    2,599
 Class C No redemption              198     683   1,194    2,599
-----------------------------------------------------------------
Stock Index Fund
 Class A                            647     886   1,143    1,878
 Class B                            643     932   1,146    1,932*
 Class B No redemption              143     532     946    1,932*
 Class C                            243     532     946    2,103
 Class C No redemption              143     532     946    2,103
-----------------------------------------------------------------
Global Equity Fund
 Class A                            782   1,233   1,708    3,014
 Class B                            785   1,292   1,725    3,073*
 Class B No redemption              285     892   1,525    3,073*
 Class C                            385     892   1,525    3,227
 Class C No redemption              285     892   1,525    3,227
-----------------------------------------------------------------
International Equity Fund
 Class A                            738   1,143   1,573    2,764
 Class B                            738   1,203   1,595    2,835*
 Class B No redemption              238     803   1,395    2,835*
 Class C                            338     803   1,395    2,997
 Class C No redemption              238     803   1,395    2,997
-----------------------------------------------------------------
International Small Cap Fund
 Class A                            762   1,271   1,806    3,261
 Class B                            763   1,332   1,826    3,321*
 Class B No redemption              263     932   1,626    3,321*
 Class C                            363     932   1,626    3,471
 Class C No redemption              263     932   1,626    3,471
-----------------------------------------------------------------
Balanced Fund
 Class A                            739   1,087   1,458    2,497
 Class B                            739   1,141   1,469    2,553*
 Class B No redemption              239     741   1,269    2,553*
 Class C                            339     741   1,269    2,715
 Class C No redemption              239     741   1,269    2,715
-----------------------------------------------------------------
Aggressive Growth LifeStyle Fund
 Class A                            733   1,119   1,529    2,669
 Class B                            733   1,174   1,541    2,726*
 Class B No redemption              233     774   1,341    2,726*
 Class C                            333     774   1,341    2,885
 Class C No redemption              233     774   1,341    2,885
-----------------------------------------------------------------
Moderate Growth LifeStyle Fund
 Class A                            727   1,088   1,471    2,544
 Class B                            727   1,141   1,483    2,600*
 Class B No redemption              227     741   1,283    2,600*
 Class C                            327     741   1,283    2,761
 Class C No redemption              227     741   1,283    2,761
-----------------------------------------------------------------

* Based on conversion to Class A Shares after eight years.

                                                                         -------

Fund                                            1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------------------------
Conservative Growth LifeStyle Fund
 Class A                                         $722  $1,060  $1,422   $2,436
 Class B                                          721   1,113   1,432    2,492*
 Class B No redemption                            221     713   1,232    2,492*
 Class C                                          321     713   1,232    2,654
 Class C No redemption                            221     713   1,232    2,654
-------------------------------------------------------------------------------
Core Bond Fund (formerly Investment Quality
 Bond)
 Class A                                          604     876   1,169    2,000
 Class B                                          701   1,021   1,268    2,136*
 Class B No Redemption                            201     621   1,068    2,136*
 Class C                                          301     621   1,068    2,306
 Class C No Redemption                            201     621   1,068    2,306
-------------------------------------------------------------------------------
High Yield Bond Fund
 Class A                                          627     947   1,290    2,254
 Class B                                          725   1,094   1,390    2,388*
 Class B No Redemption                            225     694   1,190    2,388*
 Class C                                          325     694   1,190    2,554
 Class C No Redemption                            225     694   1,190    2,554
-------------------------------------------------------------------------------
Municipal Bond Fund (formerly National Munici-
 pal Bond)
 Class A                                          577     870   1,185    2,076
 Class B                                          693   1,076   1,386    2,372*
 Class B No Redemption                            193     676   1,186    2,372*
 Class C                                          293     676   1,186    2,586
 Class C No Redemption                            193     676   1,186    2,586
-------------------------------------------------------------------------------
Strategic Income Fund
 Class A                                          627   1,023   1,444    2,613
 Class B                                          725   1,172   1,546    2,748*
 Class B No Redemption                            225     772   1,346    2,748*
 Class C                                          325     772   1,346    2,906
 Class C No Redemption                            225     772   1,346    2,906
-------------------------------------------------------------------------------
U.S. Government Securities Fund
 Class A                                          601     916   1,253    2,203
 Class B                                          698   1,062   1,353    2,340*
 Class B No Redemption                            198     662   1,153    2,340*
 Class C                                          298     662   1,153    2,505
 Class C No Redemption                            198     662   1,153    2,505
-------------------------------------------------------------------------------
Money Market Fund
 Class A                                           82     311     560    1,271
 Class B                                           82     311     560    1,271*
 Class B No Redemption                             82     311     560    1,271*
 Class C                                           82     311     560    1,271
 Class C No Redemption                             82     311     560    1,271
-------------------------------------------------------------------------------
Municipal Money Market Fund
 Class A                                           82     333     604    1,377
 Class B                                           82     333     604    1,377*
 Class B No Redemption                             82     333     604    1,377*
 Class C                                           82     333     604    1,377
 Class C No Redemption                             82     333     604    1,377
-------------------------------------------------------------------------------

* Based on conversion to Class A Shares after eight years.

-------
39

More Information About
Investment Strategies and Risks

This Prospectus does not attempt to disclose all of the different investment techniques that the Funds might use, or all of the types of securities in which the Funds might invest. As with any mutual fund, investors must rely on the professional judgment and skill of the Funds' management. A subadvisor may choose not to use some or all of the investment techniques available to a Fund, and these choices may cause the Fund to lose money or not achieve its invest-ment objective.

Each Fund has a unique investment objective (see the Fund Summaries) that it tries to achieve through its investment strategies. The investment objectives of the following Funds cannot be changed without the approval of the holders of a majority of the outstanding shares of each Fund; Growth & Income Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Global Equity Fund, International Equity Fund, International Small Cap Fund, Balanced Fund, Core Bond Fund, Municipal Bond Fund, Strategic Income Fund, U.S. Government Securities Fund and Money Market Fund. The investment objectives of the other Funds may be changed solely by the Trustees. Except as noted for certain investment restrictions, the strategies a Fund uses to achieve its investment objective also may be changed by the Trustees without approval of the share-holders. Because each Fund is different, they have different investment poli-cies and risks, and will also have different returns over time. This section provides additional information about certain of the Funds, and should be read in conjunction with the Fund Summaries.

Growth & Income Fund

Wellington Management believes that high quality companies are evidenced by a leadership position within an industry, a strong or improving balance sheet, relatively high return on equity, steady or increasing dividend payout, and strong management skills. The Fund's investments will emphasize primarily divi-dend paying stocks of larger companies. The Fund may invest in securities that can be converted into, or that include the right to buy common stocks, includ-ing convertible securities issued in the Euromarket and preferred stocks. The Fund may also invest in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated at the time of purchase "A" or better by Moody's or S&P, or unrated securities considered to be of equivalent quality in Wellington Management's judgment. Under normal market conditions, the subadvisor expects that the Fund's portfolio will consist primarily of equity securities.

The Fund may invest in derivatives.

Large Cap Growth Fund

The Fund may invest in preferred stocks and convertible securities, that offer opportunities for capital appreciation. The Fund may also invest in high-quality bonds, debentures and other corporate or government obligations. Although these securities may produce current income, income will not be a substantial factor in selecting these securities.

The Fund may invest in investment grade bonds, debentures and corporate obliga-tions rated at the time of purchase of Baa or higher by Moody's or BBB or higher by S&P. The Fund may choose to invest in lower-rated (Ba or lower by Moody's and BB or lower by S&P) convertible and preferred stocks but not rated below B. The Fund may also invest in unrated convertible securities and pre-ferred stocks if Founders believes that they are equivalent in quality to the rated securities the Fund may buy.

The Fund will not have more than 5% of its total assets invested in unrated or below-investment-grade fixed income securities, with the exception of preferred stocks. If the Fund holds securities that are downgraded after they are pur-chased, the Fund does not have to sell them unless the Fund assets in unrated and below investment-grade securities reaches 5% of total assets.

The Fund may invest up to 30% of its total assets in foreign securities. The Fund may not invest more than 25% of its total assets in any one foreign coun-try.

                                                                         -------

The Fund is also permitted to use forward foreign currency contracts and futures contracts. The Fund may also purchase and/or write options on securi-ties, on indices, futures contracts and foreign currencies and may invest in Rule 144A securities. Rule 144A securities are unregistered securities eligible for sale to certain buyers, such as mutual funds.

The Fund may invest without limit in American Depositary Receipts ("ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the under-lying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

Mid Cap Growth Fund
The Fund invests in equity securities, including common and preferred stocks, and securities that can be converted into or exchanged for equity securities, including warrants and rights. The Fund will typically invest in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market.

To give the Fund the flexibility to take advantage of new opportunities that can help to meet the Fund's investment objectives, the Fund can invest in money market instruments, bank and thrift obligations, obligations issued or guaran-teed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, vari-able rate master demand notes and repurchase agreements.

The Fund may invest in derivatives.

Mid Cap Value Fund

Although primarily investing in equity securities of mid cap companies using a value-oriented approach, the Fund may use certain practices and securities involving additional risks. Borrowing and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing NAV price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the Fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and exchange rates fluctuate. The Fund may invest up to 10% of its total assets in foreign securities.

When the Fund anticipates adverse market, economic, political or other condi-tions, it may temporarily depart from its goal and invest substantially in high-quality short-term fixed-income investments. This could help the Fund avoid losses but may also mean lost opportunities.

Science & Technology Fund

Since this Fund is focused on the science and technology industries, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. Companies in the rapidly changing fields of science and technology often face unusually high price vola-tility, in terms of both gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines.

The level of risk will rise to the extent that the Fund has significant expo-sure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investment in futures and options, if any, are subject to additional volatility and potential losses.

Small Cap Growth Fund

The Fund will usually invest at least 65% of its total assets in common and preferred stocks, securities convertible into common stocks and warrants of small U.S. growth companies. In seeking to identify growth companies the Fund's subadvisors often look for: companies still in the developmental stage; older companies that appear to be entering a new stage of growth; and companies pro-viding products or services with a high unit-volume growth rate.

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41

Some companies may outgrow the definition of a small company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund's minimum 65% allocation to small company equi-ties. In addition, the Fund may invest in companies of any size once the 65% policy is met. As a result, the Fund's average market capitalization may some-times exceed that of the largest company in the Russell 2000 Index.

Although the Fund will typically invest in smaller companies, the Fund may invest in emerging growth companies of any size. Emerging growth companies generally benefit from new products or services, technological developments, changes in management or other factors. The Fund may also invest in companies experiencing unusual developments affecting their market value, called "spe-cial situation" companies. These companies may be involved in acquisitions or consolidations, reorganization, recapitalization, mergers, liquidation, or distribution of cash, securities or other assets, tender or exchange offers, a breakup or workout of a holding company, lawsuits which, if resolved favor-ably, would improve the value of the company's stock, or a change in corporate control.

Investing in securities of emerging growth and small-sized companies can involve greater risks because these securities may have limited marketability. Because small and medium-sized companies normally have fewer shares outstand-ing than larger companies, it may be more difficult for the Fund to buy or sell large numbers of shares without affecting current prices. Small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. And companies with small market capitalizations may also be dependent upon a single proprie-tary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group.

The Fund may invest up to 20% of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock. The Fund may also invest up to 10% of its total assets in the securities of foreign issuers, which have certain risks associated with them. The Fund's status is non-diversified, although its portfolio managers have typically diversified the Fund's investments.

The interest income to be derived may be considered as one factor in selecting debt securities for investment. Because the market value of debt obligations can be expected to vary inversely with changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital apprecia-tion when interest rates are expected to decline. The success of such a strat-egy is dependent upon the manager's ability to accurately forecast changes in interest rates.

A security will be considered investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined by the manager to be of comparable quality. Bonds rated in the fourth highest grade may have speculative characteristics. If a security held by the Fund is no longer rat-ed, or is rated below the Fund's minimum allowed rating, the manager factors this information into the decision about whether the Fund should continue to hold the securities. The Fund can normally invest up to 20% of its total assets in domestic and foreign short-term money market obligations.

The Fund may invest in derivatives.

Small Cap Index Fund

The Fund's subadvisor pursues the Fund's objective by investing in companies that are listed in the Russell 2000(TM) Index (the "Index"), except for a small portion in cash, to be available for redemptions. Since it may not be possible to buy every stock included in the Index, or in the same proportions, the Fund invests in a sampling of common stocks in the Index. The common stocks of the Index will be selected utilizing a statistical sampling tech-nique known as "optimization". This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental char-acteristics (e.g., price-to-book, price-to-

                                                                        -------
earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. The common stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole.

Socially Responsible Fund
The manager of the Fund determines whether a company "significantly" engages in prohibited activities by screening the Fund's investable universe against a proprietary database of stocks. Companies in the database generating more that 5% of revenues from any violating activity are not purchased by the Fund. In addition to this database, the manager uses various other resources to screen out companies whose operations appear to violate the social criteria.

At least once a year, the Investor Responsibility Research Center surveys state laws to see if there are any new or revised state laws that govern or affect the investments of public funds. If the survey shows that at least 20 states have adopted laws that restrict public funds from being invested in a clearly definable category of investments, this category is automatically added to the Fund's social criteria list.

The manager of the Fund determines whether a company "significantly pollutes the environment" by screening the Fund's investable universe against a list of the top 75 global emitters. Emissions data is collected from various sources including, but not limited to, government agencies and company filings. In addition to this list, the manager uses various publications to screen out com-panies whose operations appear to violate the social criteria.

Stock Index Fund
The Fund's subadvisor pursues the Fund's objective by investing in companies that are listed in the S&P 500 Index (the "Index"), except for a small portion in cash, to be available for redemptions. Since it may not be possible to buy every stock included in the Index, or in the same proportions, the Fund invests in a sampling of common stocks in the Index. The common stocks of the Index will be selected utilizing a statistical sampling technique known as "optimiza-tion". This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. The common stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as whole.

Global Equity Fund
The Fund invests primarily in equity securities of issuers throughout the world, including issuers in the U.S. and emerging market countries.

While the Fund generally emphasizes investments in equity securities, such as common stocks and preferred stocks, it may also invest in fixed-income securi-ties when these investments offer opportunities for capital appreciation. Fixed-income securities that the Fund may invest in include bonds, debentures and other corporate or government obligations.

The Fund may invest without limit in ADRs. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

International Equity Fund
MSAM's Active International Allocation team analyzes both the global economic environment and the economies of the industrialized countries comprising the MSCI Europe, Australasia, Far East (EAFE) Index. EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. MSAM views each country and sector as unique investment opportunities and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and currency outlook. After determining to invest in a country or sector, MSAM establishes overweight, underweight or neutral positions relative to the broad market index for that country or sector. Within the countries or sectors selected for investment, MSAM purchases optimized baskets of equity securities designed to track the local market

-------
43
index. The Fund does not invest in securities of U.S. issuers.

The Fund will limit its use of derivatives for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivatives. While the use of derivatives may be advantageous to the Fund, if MSAM is not successful in employing them, the Fund's performance may be worse than if it did not make such investments.

The Fund may invest in emerging market countries and, with regard to such investments, may make global and regional allocations to emerging markets, as well as allocations to specific emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. The characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

International Small Cap Fund

The Fund may invest a significant portion of its assets in the securities of small companies. The securities of small companies may have limited marketabil-ity and may experience more abrupt or erratic movements in price than securi-ties of larger companies or the market averages in general. Because of this, the net asset value of the Fund may fluctuate more widely than popular market averages.

The Fund may also invest in convertible securities, preferred stocks, bonds, debentures and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation.

The Fund may invest in investment-grade bonds, debt securities and corporate obligations. For purposes of this Fund, investment grade securities are those rated Baa or higher by Moody's, or BBB or higher by S&P. The Fund may choose to invest in lower-rated convertible securities and preferred stocks (securities rated Ba or lower by Moody's and BB or lower by S&P) or of comparable invest-ment quality at the time of purchase. The Fund may also invest in unrated con-vertible securities and preferred stocks if Founders believes they are equiva-lent in quality to the rated securities that the Fund may buy.

The Fund will not invest more than 5% of its total assets in unrated or below investment-grade fixed-income securities, with the exception of preferred stocks. If the Fund holds securities that are downgraded to below investment grade after they are purchased, the Fund does not have to sell them unless the Fund's investments in unrated and below investment grade securities are equal to or greater than 5% of total fund assets.

Since the Fund's assets will be invested primarily in foreign securities and since substantially all of the Fund's revenues will be received in foreign cur-rencies, the Fund's net asset values will be affected by changes in currency exchange rates. The Fund will pay dividends in dollars and will incur currency conversion costs.

Balanced Fund
The Fund may invest in convertible securities, preferred stocks, bonds, deben-tures, and other corporate obligations when INVESCO believes that these invest-ments offer opportunities for capital appreciation. Current income is also a factor in the selection of these securities.

The Fund may invest up to 25% of its total assets in foreign securities and will be subject to certain risks as a result of these investments. The Fund may also purchase ADRs or Canadian securities that are not included in the 25% for-eign securities limitation.

The Fund may also take positions in securities traded on regional or foreign exchanges. The portion of the Fund's portfolio invested in debt securities may include obligations of the U.S. government, government agencies, and investment grade corporate bonds. Obligations

                                                                         -------
issued by U.S. Government agencies may include some supported only by the credit of the issuing agency rather than by the full faith and credit of the U.S. Government. The Fund may hold securities of any maturity, with the average maturity of the portfolio varying depending upon economic and market condi-tions. The Fund may invest in derivatives.

Aggressive Growth LifeStyle Fund
The Fund is managed so that it can serve as a complete investment program or as a core part of your larger portfolio. The combination of the North American Funds ("Underlying Funds") has been selected to represent a reasonable spectrum of investment options for the Fund. The manager may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

Conservative Growth LifeStyle Fund
The Fund is managed so that it can serve as a complete investment program or as a core part of your larger portfolio. The combination of the North American Funds ("Underlying Funds") has been selected to represent a reasonable spectrum of investment options for the Fund. The manager may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

Moderate Growth LifeStyle Fund
The Fund is managed so that it can serve as a complete investment program or as a core part of your larger portfolio. The combination of the North American Funds ("Underlying Funds") has been selected to represent a reasonable spectrum of investment options for the Fund. The manager may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

Core Bond Fund
Credit research on corporate bonds includes examining both quantitative (mathe-matical) and qualitative criteria established by AGIM. These criteria include an issuer's industry, operating and financial profiles, business strategy, man-agement quality, and projected financial and business conditions.

Up to 10% of the Fund's total assets may be invested in lower quality fixed-income securities, those rated below Baa3 by Moody's and BBB by S&P or compara-ble investment quality at the time of purchase. Equity securities, including common or preferred stocks, convertible securities, and warrants, may comprise up to 20% of the Fund's total assets. The Fund may invest in ADRs, foreign currency, futures and options, investment companies, loan participations, real estate securities, repurchase agreements, reverse repurchase agreements, dollar rolls, structured securities, variable amount master demand notes, variable rate demand notes, and when-issued securities. The Fund may invest in deriva-tives.

High Yield Bond Fund

The Fund may invest up to 35% in investment grade securities, those rated Baa3 or higher by Moody's and BBB- or higher by S&P or comparable investment quality at the time of purchase. In addition, the Fund may invest up to 15% in zero coupon securities (securities not paying current cash interest), and up to 20% of total assets in equity securities. Equity securities include common or pre-ferred stocks, warrants, and convertible securities. The Fund may invest in derivatives.

Municipal Bond Fund

U.S. Government securities are securities issued or guaranteed by the U.S. Government which are supported by the full faith and credit of the U.S. Government; the right of the issuer to borrow from the U.S. Treasury; the credit of the issuing government agency; or the authority of the U.S. Government to purchase obligations of the agency. The Fund may invest in asset-backed securities, equity securities, futures and options, investment companies, loan participations, mortgage-related securities, real estate securities, repurchase agreements, reverse repurchase agreements, variable amount master demand notes, variable rate demand notes, and when-issued securities. If the Fund invests in municipal securities issued for certain private purposes, a portion of the Fund's dividends may be subject to the alternative minimum tax.

From time to time, the Fund may invest more than 25% of its total

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45
assets in obligations whose interest payments are from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. As a result, the Fund may be more susceptible to a single economic, political or regulatory development than would a Fund of securities with a greater variety of issuers.

Strategic Income Fund

The Fund may invest in debt obligations issued or guaranteed by a foreign sov-ereign government or one of its agencies or political subdivisions, and debt obligations issued or guaranteed by international organizations designated or supported by governmental entities to promote economic reconstruction or devel-opment and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. These securities may be denominated in multi-national currency units.

The purpose of investing a portion of the Fund's assets in below investment grade, mortgage, and international debt securities, is to provide investors with a higher yield than a high-quality domestic corporate bond fund, and with less risk than a fund that invests principally in below investment grade secu-rities. Some of the debt securities the Fund may select may be considered com-parable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC or lower by S&P) or comparable investment quality at time of purchase. The Fund may invest in derivatives.

The Fund may also invest in asset-backed securities, foreign currency, futures and options, illiquid securities, investment companies, loan participations, money market securities, mortgage-related securities, real estate securities, repurchase agreements, reverse repurchase agreements, dollar rolls, structured securities, swaps, variable amount master demand notes, variable rate demand notes, and when-issued securities.

U.S. Government Securities Fund
The Fund may invest in:

 . Mortgage-backed securities guaranteed by the Government National Mortgage
  Association ("GNMA"), popularly known as "Ginnie Maes," that are backed by the full faith and credit of the U.S. Government. These are known as a "modified pass through" type of mortgage- backed security ("GNMA Certificates"). These securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

 . U.S. Treasury obligations;

 . Obligations issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These securities are backed by their own credit, and may not be backed by the full faith and credit of the U.S. Government;
 . Mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Cor-poration and the Federal National Mortgage Association;
 . Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government; and
 . Repurchase agreements collateralized by any of the foregoing.

Money Market Fund

The Fund invests in high quality, U.S. dollar-denominated money market instru-ments, as described on page 28. A money market instrument is high quality when it is rated in one of two highest credit categories by a Nationally Recognized Statistical Rating Organization such as Moody's or S&P.

Municipal Money Market Fund

The Fund invests in short term U.S. dollar-denominated instruments money market instruments that are exempt from regular federal income taxation, as described on page 29.


                                                                         -------

Other Risks of Investing in the North American Funds

Although a Fund may have the flexibility to use some or all of the investments or strategies described in this Prospectus and the Statement of Additional Information, its subadvisor may choose not to use these investments or strate-gies for a variety of reasons. These choices may cause a Fund to miss opportu-nities, lose money or not achieve its goal.

High Yield/High Risk Securities
High yield securities (often known as "junk bonds") include debt instruments that have an equity security attached to them. Securities rated below invest-ment grade and comparable unrated securities offer yields that fluctuate over time, but generally offer higher yields than do higher rated securities. Howev-er, securities rated below investment grade also involve greater risks than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some qual-ity and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

Some of the debt securities in which the Funds may choose to invest may be, or may be similar to, the lowest rated non-subordinated debt (securities rated C by Moody's or CCC or lower by S&P or comparable investment quality at the time of purchase). This type of security is very risky, as issuers may not have the ability to repay principal and interest, and may even default. If this should occur, the value of shares of the Fund holding them would likely fall.

Illiquid Securities

An illiquid security is one that may not be frequently traded or cannot be dis-posed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities. Each Fund other than the Money Market Fund and the Municipal Money Market Fund may invest up to 15% of its net assets in illiquid securities. This limit is 10% for the Money Market Fund and the Munic-ipal Money Market Fund. This restriction applies at all times to all assets.

A restricted security is one that has not been registered with the Securities and Exchange Commission ("SEC") and, therefore, cannot be sold to the general public. Under procedures adopted by the Trust's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward the 15%/10% limits.


Lending Fund Securities

Each Fund, except the LifeStyle Funds, may lend up to 33% (30% for the Stock Index Fund and the Small Cap Index Fund, 33 1/3% for the High Yield Bond Fund, the Mid Cap Value Fund, the Socially Responsible Fund and the Science & Tech-nology Fund, and 10% for the Municipal Money Market Fund) of its total portfo-lio assets, or securities, to brokers, dealers and other financial institu-tions. These loans must be callable (the Fund may ask that the loan be repaid in full) at any time by the Fund. The loans must be at all times fully secured by cash, or liquid assets and marked-to-market (priced at market value) to the value of loaned securities on a daily basis. As with any extensions of credit, there may be risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of Fund securities will only be made to firms deemed by the subadvisors to be creditworthy.

Leverage Risk
Funds that borrow money to buy securities are using leverage. Leverage risk is the risk that leverage, or debt, will enable a Fund to buy more of a security that falls in value. In this case, the Fund would still need to repay the money it borrowed. Funds can create leverage, or borrow money, by using different types of techniques including reverse repurchase agreements, dollar rolls, and derivatives including inverse floating rate instruments.

Hedging and Other
Strategic Transactions
Individual Funds may be authorized to use a variety of investment strategies described below for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the Fund. Hedging is simply believing that certain securi-ties will fall, or rise, in value, and structuring transactions that take advantage of those changes. These transactions are generally used to

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47
protect against possible changes in the market value of securities a Fund already owns or plans to buy, to protect unrealized gains or to improve the Fund's return in some way.

Where allowed, individual Funds may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions. This category includes derivative transactions. A "derivative" is generally defined as an instrument whose value is based upon, or derived from, some underlying index or rate. Interest rate transactions may include swaps, caps, floors and collars, and currency transactions may include currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Frequent Trading

A Fund's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and a higher amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

Temporary Defensive Strategies
A Fund's subadvisor may at certain times decide that pursuing the Fund's investment strategies is inconsistent with market conditions. A subadvisor may then employ defensive strategies designed mostly to limit losses. However, the subadvisor may choose not to use defensive strategies, even in volatile or unsettled market conditions. Such defensive strategies may cause the Fund to miss opportunities or to not achieve its goal.

                                                                         -------

Management of the Funds

Under the federal securities laws, Massachusetts law and the Trust's Agreement and Declaration of Trust and By-Laws, the business and affairs of the Trust are managed under the direction of the Trustees.

American General Asset Management Corp. ("AGAM"), formerly CypressTree Asset Management Corporation, Inc., is the investment adviser for the Trust. AGAM was formed in 1996 to advise, acquire and distribute mutual funds through broker-dealers, banks and other intermediaries. AGAM's address is 286 Congress Street, Boston, Massachusetts 02210.

According to its Advisory Agreement with the Trust (the "Advisory Agreement"),
AGAM:

 . Oversees the administration of all aspects of the business and affairs of the
  Funds
 . Selects, contracts with and compensates subadvisors to manage the assets of the Funds

The following table shows the management fees each Fund paid (or, in the case of new Funds will pay) to AGAM for the last fiscal year under the Advisory Agreement as a percentage of the Fund's average daily net asset value.

 Funds                                       Management Fees

                                          Between       Between     Excess Over
                              First    $50 Million & $200 Million &    $500
                           $50 Million $200 Million   $500 Million    Million
-------------------------------------------------------------------------------
 Growth & Income Fund        0.725%       0.675%         0.625%       0.550%
 Large Cap Growth Fund       0.900%       0.850%         0.825%       0.800%
 Mid Cap Growth Fund         0.925%       0.900%         0.875%       0.850%
 Mid Cap Value Fund          0.900%    See Below/1/
 Science and Technology      0.900%       0.900%         0.900%       0.900%
 Fund
 Small Cap Growth Fund       0.950%       0.950%         0.950%       0.950%
 Small Cap Index Fund        0.280%       0.280%         0.280%       0.270%
 Socially Responsible        0.650%       0.650%         0.650%       0.650%
 Fund
 Stock Index Fund            0.270%       0.270%         0.270%       0.260%
 Global Equity Fund          0.900%       0.900%         0.700%       0.700%
 International Equity        0.900%       0.850%         0.800%       0.750%
 Fund
 International Small Cap     1.050%       1.000%         0.900%       0.800%
 Fund
 Balanced Fund               0.775%       0.725%         0.675%       0.625%
 Aggressive Growth           0.100%       0.100%         0.100%       0.100%
 LifeStyle Fund
 Conservative Growth         0.100%       0.100%         0.100%       0.100%
 LifeStyle Fund
 Moderate Growth             0.100%       0.100%         0.100%       0.100%
 LifeStyle Fund
 Core Bond Fund              0.600%       0.600%         0.525%       0.475%
 High Yield Bond Fund        0.825%       0.825%         0.725%       0.675%
 Municipal Bond Fund         0.600%       0.600%         0.600%       0.600%
 Strategic Income Fund       0.750%       0.700%         0.650%       0.600%
 U.S. Government             0.600%       0.600%         0.525%       0.475%
 Securities Fund
 Money Market Fund           0.200%       0.200%         0.200%       0.145%
 Municipal Money Market      0.350%       0.350%         0.350%       0.350%
 Fund

--------------------------------------------------------------------------------

 /1/The management fee schedule for the Mid Cap Value Fund is as follows: 0.900% on the first $100 million, 0.875% between $100 million and $250 million, 0.850% between $250 million and $500 million, 0.825% between $500 million and $750 million, and 0.800% on the excess over $750 million of the average net assets of the Fund.

-------
49

 .Makes recommendations to the Trustees regarding the hiring, termination and replacement of subadvisors
 .Reimburses the Fund if the total of certain expenses allocated to any Fund exceeds certain limitations

 .Reviews the performance of the subadvisors
 .Periodically reports to the Trustees

Under an order granted to the Funds by the SEC, AGAM is permitted to appoint a subadvisor, to create a subadvisory agreement, and to terminate or amend a subadvisory agreement, in each case without shareholder approval. This "Manager of Managers" structure permits the Funds to change subadvisors or the fees paid to subadvisors without the expense and delays associated with obtaining share-holder approval. AGAM has ultimate responsibility under the Manager of Managers structure to oversee the subadvisors, including making recommendations to the Trust regarding the hiring, termination and replacement of subadvisors.

                                                                         -------

Subadvisory Agreements

American General Investment Management, L.P. ("AGIM")

AGIM has been the subadvisor to the Strategic Income Fund, the Core Bond Fund, the U.S. Government Securities Fund, the Municipal Bond Fund, and the Money Market Fund since March, 2000, and of the High Yield Bond Fund and the Municipal Money Market Fund since inception. The portfolio managers of the Small Cap Index Fund, the Stock Index Fund, the Socially Responsible Fund, the Aggressive Growth LifeStyle Fund, the Conservative Growth LifeStyle Fund and the Moderate Growth LifeStyle Fund previously managed the corresponding AGSPC 2 Fund. AGIM was formed in 1998 as a successor to the investment management division of American General Corporation ("American General"), and is an indirect wholly-owned subsidiary of American General. AGIM also provides investment management and advisory services to pension and profit sharing plans, financial institutions and other investors. Accounts managed by AGIM had combined assets, as of December 31, 2000, of approximately $72.2 billion. AGIM is located at 2929 Allen Parkway, Houston, Texas 77019.

Albert Gutierrez is Executive Vice President responsible for portfolio management and trading since April, 2000, and is primarily responsible for implementing the investment strategies of the Core Bond Fund, the Municipal Money Market Fund, the Municipal Bond Fund, the U.S. Government Securities Fund, the Aggressive Growth LifeStyle Fund, the Conservative Growth LifeStyle Fund and the Moderate Growth LifeStyle Fund. Prior to working at AGIM, Mr. Gutierrez was Senior Vice President responsible for non-equity research, trading and various insurance company portfolios with Conseco Capital Management from 1987 to 2000.

Magali E. Azema-Barac is responsible for AGIM's equity group. She heads the team making investment decisions for each of the Index Funds, as well as for the Socially Responsible Fund. Ms. Azema-Barac joined American General in Sep-tember, 1999. Prior to that, she worked on the equity desk of US West Invest-ment Management Company in Englewood, Colorado, where she managed an enhanced equity portfolio.

Steven Guterman, Executive Vice President and portfolio manager of the Strate-gic Income Fund, joined AGIM in 1998. Mr. Guterman served as Managing Director at Salomon Brothers, Inc. from 1996 to 1998 and as Senior Portfolio Manager and head of the U.S. Fixed Income Portfolio Group from 1990 to 1998.

Investment decisions for the High Yield Bond Fund are made by a team, headed by Gordon Massie. Mr. Massie, Executive Vice President, has been the lead portfo-lio manager of AGIM or its indirect parent, American General since August 1985. Currently, Mr. Massie is AGIM's Head of Public High Yield Portfolio Management and Trading.

Teresa Moro, Vice President, serves as the portfolio manager of the Money Mar-ket Fund, and has served as Vice President and Investment Officer of the Money Market Fund of North American Funds Variable Product Series I since 1991. She is responsible for managing money market instruments for AGIM.

Credit Suisse Asset Management, LLC.

Credit Suisse Asset Management, LLC., the subadvisor to the Small Cap Growth Fund ("CSAM"), is located at 466 Lexington Ave., New York, New York, 10017.

CSAM is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of November 30, 2000, CSAM managed approximately $93 billion of assets, and together with its global affiliates, managed $223 billion worldwide.

The co-fund managers of the Small Cap Growth Fund are Elizabeth B. Dater, Ste-phen J. Lurito and Sammy Oh. Ms. Dater, a managing director, has been a fund manager of the Small Cap Growth Fund since its inception and has been a fund manager since 1978. Mr. Lurito, a managing director, has been a fund manager of the Small Cap Growth Fund since its inception and has been with the firm since 1987. Mr. Oh, a director, has been a fund manager of the Small Cap Growth Fund since March 1999. Prior to that, he worked at Warburg Pincus as a fund manager since 1997. Previously, Mr. Oh was Vice President

-------
51
of Bessemer Trust from 1995 to 1997.

Founders Asset Management, LLC.

Investment decisions for the Large Cap Growth Fund, International Small Cap Fund and Global Equity Funds are made by their subadvisor, Founders Asset Man-agement, LLC ("Founders"), located at 2930 East Third Avenue, Denver, Colorado 80206. Founders is a registered investment adviser first established as an asset manager in 1938, and is a subsidiary of Mellon Financial Corporation. As of December 31, 2000, Founders had over $7.24 billion of assets under manage-ment, including approximately $7.12 billion in mutual fund accounts and $120 million in other advisory accounts.

To facilitate the day-to-day investment management of the Large Cap Growth Fund, International Small Cap Fund, and Global Equity Fund, Founders employs a unique team-and-lead-manager system. The management team is composed of several members of the Investment Department, including portfolio managers, portfolio traders and research analysts. Team members share responsibility for providing ideas, information, knowledge and expertise in the management of the Funds. Each team member has one or more areas of expertise that is applied to the man-agement of the Fund. Daily decisions on Fund selection for the Fund rests with a fund manager assigned to the Fund.

Tracy P. Stouffer, Vice President of Investments, has been the lead fund man-ager for the International Small Cap Fund since July 1999. Previously, Ms. Stouffer was a vice president and portfolio manager with Federated Global Incorporated from 1995 to July 1999 and a vice president and portfolio manager with Clariden Asset Management from 1988 to 1995.

Thomas M. Arrington, Vice President of Investments, is a Chartered Financial Analyst who has been the co-portfolio manager, along with Scott Chapman, of the Large Cap Growth Fund since December 1998. Mr. Arrington has served as co-port-folio manager to the Global Equity Fund since March 2000. Prior to joining Founders, he was vice president and director of income equity strategy at HighMark Capital Management, a subsidiary of Union BanCal Corp., where he man-aged the HighMark Income Equity Fund, a large-cap fund. He received a bache-lor's degree in economics from the University of California, Los Angeles and an MBA from San Francisco State University.

Scott Chapman, Vice President of Investments, is a Chartered Financial Analyst who has been the co-portfolio manager, along with Thomas Arrington, of the Large Cap Growth Fund since December 1998. Mr. Chapman has served as co-portfo-lio manager to the Global Equity Fund since March 2000. Before joining Found-ers, Chapman was vice president and director of growth strategy for HighMark Capital. He has more than 10 years experience in equity investment management, including security analysis positions with McCullough, Andrews and Cappiello and Cooper Development Co. Chapman received a bachelor of science degree in accounting from Santa Clara University and an MBA in finance from Golden Gate University.

Douglas A. Loeffler, Vice President of Investments, is a Chartered Financial Analyst who has served as the co-portfolio manager of the Global Equity Fund since March, 2000. Prior to joining Founders in 1995, Mr. Loeffler was an investment professional at Scudder, Stevens & Clark for seven years.

INVESCO Funds Group, Inc. ("INVESCO")

INVESCO, with principal offices at 7800 E. Union Blvd., Denver, Colorado 80237, has been the subadvisor to the Balanced Fund and the Mid Cap Growth Fund since March 2000. Established in 1932, INVESCO Funds Group is one of the oldest existing mutual fund management companies in the United States. Some of the world's largest institutions and more than two million individual investors rely on the knowledge of INVESCO's investment specialists. As of December 31, 2000, INVESCO and its affiliates managed approximately $402.6 billion in assets.

Charles P. Mayer, Director of Equity Income Investments & Senior Vice Presi-dent, manages the equity portion of the Balanced Fund. Mr. Mayer, who joined INVESCO in 1993, has been an investment professional since 1969. Mr. Mayer holds a BA from

                                                                         -------

St. Peter's College, and an MBA from St. John's University.

Donovan J. Paul, Director of Fixed Income Investments and Senior Vice Presi-dent, co-manages the fixed-income portion of the Balanced Fund. Mr. Paul, who joined INVESCO in 1994, has been an investment professional since 1976. Mr. Paul holds a BBA from the University of Iowa, and an MBA from the University of Northern Iowa.

Peter Lovell, Vice President, is the lead manager of the Balanced Fund. Mr. Lovell, who joined INVESCO in 1994, has been an investment professional since 1976. Mr. Lovell holds a BBA from Colorado State University, and an MBA from Regis University.

Timothy J. Miller, Chief Investment Officer, Director and Senior Vice Presi-dent, is lead manager of the Mid Cap Growth Fund. Mr. Miller, who joined INVESCO in 1992, has been an investment professional since 1979. Mr. Miller holds a BSBA from St. Louis University, and an MBA from the University of Missouri.

Morgan Stanley Dean Witter Investment Management Inc.

Morgan Stanley Dean Witter Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, New York 10020, has been the subadvisor to the International Equity Fund since April 1, 1999. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc., but continues to do business in certain instances using the name Morgan Stanley Asset Management ("MSAM"). MSAM, a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., conducts a worldwide fund management business, providing a broad range of fund management services to customers in the United States and abroad. As of December 31, 2000, MSAM, together with its affiliated institutional asset management companies, managed investments totaling approximately $170.2 billion.

Ann D. Thivierge shares portfolio management responsibility for the Interna-tional Equity Fund with Barton M. Biggs. Ms. Thivierge is a Managing Director of MSAM. She joined MSAM in 1986 and holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University.

Barton M. Biggs has been Chairman and a director of MSAM since 1980. He is also a director and chairman of various registered investment companies to which MSAM and certain of its affiliates provide investment advisory services. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University.

Neuberger Berman
Management, Inc. ("NBM") 605 Third Avenue, Second Floor, New York, New York 10158-0180

NBM is the subadvisor for the Mid Cap Value Fund. NBM and its predecessor firms have specialized in the management of no-load mutual funds since 1950. As of December 31, 2000, NBM and its affiliates managed approximately $55.5 billion in aggregate net assets.

Robert I. Gendelman serves as manager of the Mid Cap Value Fund. Mr. Gendelman is a Vice President of NBM and managing director of Neuberger Berman, LLC. Mr. Gendelman has been associated with NBM since 1994.

T. Rowe Price Associates, Inc., ("T. Rowe Price") 100 East Pratt St., Baltimore, MD 21202

T. Rowe Price is the subadvisor for the Science & Technology Fund. Founded in 1937 by Thomas Rowe Price, Jr., the Baltimore-based investment management firm is one of the nation's leading providers of no-load mutual funds for individual investors and corporate retirement programs. T. Rowe Price Group, Inc. owns 100% of the stock of T. Rowe Price. T. Rowe Price was formed in 2000 as a holding company for the T. Rowe Price affiliated companies. As of December 31, 2000, T. Rowe Price and its affiliates served as investment advisor to more than 80 stock, bond, and money market funds and managed about $166.7 billion.

The Fund is managed by an investment advisory committee, chaired by Charles A. Morris. Mr. Morris has day-to-day responsibility for

-------
53
managing the portfolio and works with the committee to develop and execute the Fund's investment program. Mr. Morris joined T. Rowe Price in 1987, and has been managing investments since 1991.

Wellington Management Company, LLP

Wellington Management Company, LLP, the subadvisor to the Growth & Income Fund ("Wellington Management"), is located at 75 State Street, Boston, Massachusetts 02109.

Wellington Management and its predecessor organizations have provided invest-ment management services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals since 1928. As of September 30, 2000, Wellington Management had investment management author-ity with respect to approximately $267 billion of assets.

Matthew E. Megargel, Senior Vice President of Wellington Management, is a chartered financial analyst who has served as fund manager to the Growth & Income Fund since February 1992. Mr. Megargel joined Wellington Management in 1983 as a research analyst and took on additional responsibilities as a fund manager in 1988. In 1991, he became solely a fund manager with Wellington Management.

                                                                         -------

Section III:

Investing in the North American Funds
Classes of Shares

There are three classes of shares of North American Funds offered by this pro-spectus: Class A shares, Class B shares and Class C shares.

The initial investment minimum for all classes of shares per fund is $1,000; the minimum for subsequent investments is $50. For retirement plans and other automatic investment programs, the initial purchase minimum is $50. You must maintain a minimum account balance of $500, or $50 for retirement plans and other automatic investing programs. Purchases and redemptions will be made at the share price next calculated by North American Funds after the request is received in good order. Confirmations of all transactions will be mailed to you promptly, and a copy will be sent to your broker of record. North American Funds may refuse any request to purchase shares.

                          Buying Fund                            Redeeming Fund
                          Shares                                 Shares
------------------------------------------------------------------------------------------------------------------
  By Mail                 Mail a check and account               Send a written request to:
                          application to:                        North American Funds
                          North American Funds                   P.O. Box 8505
                          P.O. Box 8505                          Boston, MA 02266-8505
                          Boston, MA 02266-8505

                          To add to an existing account, mail
                          a check with your account number:
                          North American Funds
                          P.O. Box 8505
                          Boston, MA 02266-8505

                          Overnight Mailing Address:
                          North American Funds
                          c/o Boston Financial
                          66 Brooks Dr.
                          Braintree, MA 02184

------------------------------------------------------------------------------------------------------------------

  By Wire Transfer        For wire instructions, contact         Yes, with a minimum of $1,000. For wire
                          Customer Service at 1-800-872-8037     instructions, contact Customer Service at
                                                                 1-800-872-8037
------------------------------------------------------------------------------------------------------------------

  By Phone                No                                     Yes, simply call 1-800-872-8037 by 4:00 p.m.,
                                                                 Eastern Time, to receive that day's closing price
------------------------------------------------------------------------------------------------------------------

  Through Broker-Dealers  Yes, if a dealer agreement is in place Yes, if a dealer agreement is in place

------------------------------------------------------------------------------------------------------------------

-------
55

                 Class A Shares         Class B Shares         Class C Shares

-----------------------------------------------------------------------------------

  Sales Charges  . Purchases of less     . Shares are sold       . Shares are sold
                   than                    without a front end     without a front end
                   $1 million are sold     sales charge. For       sales charge. For
                   with a front end        shares redeemed         shares redeemed
                   sales charge            within six years        within one year
                   (see table on next      there is a sales        there is a 1% sales
                   page).                  charge at redemption    charge at
                 . Purchases over $1       (see table on next      redemption.
                   million are sold        page).
                   without a front end   . Available for         . Available for
                   sales charge. For       purchases of            purchases under $1
                   such shares redeemed    $250,000 or less.       million.
                   within one year
                   there is a 1% back
                   end sales charge at
                   redemption.
                                         . For B and C Shares,
                                           the back end sales
                                           charge is assessed
                                           on the lesser of the
                                           net asset value at
                                           redemption, or the
                                           original purchase
                                           price.

-----------------------------------------------------------------------------------

  Programs That  . Rights of
  Reduce           Accumulation -  you
  Sales Charges    will pay the sales
                   charge applicable to
                   your total account
                   balance in all
                   classes of shares.
                 . Statement of
                   intention -agree to
                   invest a certain
                   amount over 13
                   months and you will
                   pay the sales charge
                   based on your goal.

              ---------------------------------------------------------------------

                 . For an account
                   opened after 5-1-95,
                   in any class of
                   shares, there will
                   be no deferred sales
                   charge applied on
                   redemptions of up to
                   12% of the account
                   value annually
                   pursuant to a
                   systematic
                   withdrawal plan.
                 . For qualified group
                   retirement plans,
                   please see the
                   Statement of
                   Additional
                   Information (SAI)
                   for a more detailed
                   discussion.

-----------------------------------------------------------------------------------

Class A shares of the Funds are available at net asset value (NAV) to investors if purchased with redemption proceeds from other mutual fund complexes on which they had previously paid a front-end or a contingent deferred sales charge
(CDSC) no more than 60 days prior to purchase. American General Funds Distribu-tor Inc. (the "Distributor") will require satisfactory evidence of your quali-fication for this waiver. Please call for more information. The redemption of the shares from the other mutual fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized.

                                                                        -------

Sales Charge Tables

Class A Shares Sales
Charge Table
There is no front end sales charge for Class A shares of the Municipal Money Market Fund or the Money Market Fund and no payments are made to broker-dealers on sales of such shares. If Class A shares of these Funds are exchanged for Class A shares of another Fund, the regular sales charge for Class A shares will be charged.

  Amount of                      Sales Charge       Sales Charge   Concession to
  Purchase Payment               as a               as a           Broker/Dealer as
                                 Percentage of      Percentage of  a Percentage of
                                 the Offering Price the Net Amount Offering Price
                                                    Invested

-----------------------------------------------------------------------------------

  Less than $50,000
     Equity Funds                5.75%              6.10%          5.00%
     Income Funds                4.75%              4.99%          4.00%

-----------------------------------------------------------------------------------
  $50,000 but less than          4.75%              4.99%          4.00%
  $100,000

-----------------------------------------------------------------------------------
  $100,000 but less than         4.00%              4.17%          3.25%
  $250,000

-----------------------------------------------------------------------------------
  $250,000 but less than         3.00%              3.09%          2.50%
  $500,000

-----------------------------------------------------------------------------------
  $500,000 but less than $1      2.25%              2.30%          1.75%
  million

-----------------------------------------------------------------------------------
  $1 million or more             None*              None*          See Below**

-----------------------------------------------------------------------------------

*  A CDSC (contingent deferred sales charge) may apply.

** For purchases of Class A shares of $1 million or more the Distributor will pay a commission to dealers as follows: 1.00% on sales up to $5 million, plus 0.50% of the amount in excess of $5 million; provided, however, that the Distributor may pay a commission on sales in excess of $5 million of up to 1.00% to certain dealers which, at the Distributor's invitation, enter into an agreement with the Distributor in which the dealer agrees to return any commission paid to it on the sale (or a pro rata portion thereof) if the shareholder redeems his shares within a period of time after purchase as specified by the Distributor. Purchases of $1 million or more for each shareholder account will be aggregated over a 12 month period (commencing from the date of the first such purchase) for purposes of determining the level of commission to be paid during that period with respect to such account.

-------
57

Class B Shares Sales Charge Table*

  Year(s) Since Purchase                 Deferred Sales Charge
                                         as Percentage of
                                         Amount Redeemed
--------------------------------------------------------------

  Up to 2 years                          5%

--------------------------------------------------------------
  2 years or more but less than 3 years  4%

--------------------------------------------------------------
  3 years or more but less than 4 years  3%

--------------------------------------------------------------
  4 years or more but less than 5 years  2%

--------------------------------------------------------------
  5 years or more but less than 6 years  1%

--------------------------------------------------------------
  6 or more years                        0%

--------------------------------------------------------------

Class B shares purchased on or after October 1, 1997 will automatically convert into Class A shares eight years after the calendar month in which a sharehold-er's order to purchase the shares was accepted.
Class C Shares*
Class C shares are offered for sale at net asset value and are offered for pur-chases of less than $1 million. Class C shares are sold without a front end sales charge. Class C shares are subject to a deferred sales charge of 1% of the dollar amount subject thereto during the first year after purchase.

Class C shares will be redeemed or exchanged in order of the date purchased, with the shares purchased earlier being redeemed or exchanged first, unless a shareholder specifically requests that specific shares be redeemed or exchanged.

Redemption in Kind
The Funds reserve the right to pay redemption proceeds in whole or in part by a distribution "in kind" of securities held by the Fund.

Payment Following Redemption
Each Fund will normally send the proceeds from a redemption (less any applica-ble deferred sales charge) on the next business day, but may delay payment for up to seven days.

Payment may be delayed if the shares to be redeemed were purchased by a check that has not cleared. Each Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of, or action by, the SEC.

* Any shares in the redeeming shareholder's account that can be redeemed with-out charge will be redeemed prior to those subject to a charge. Only time of ownership spent in Funds other than the Municipal Money Market Fund and the Money Market Fund counts toward determining the applicable deferred sales charge.

                                                                         -------

Pricing of Fund Shares

The public offering price of the Class A shares of each Fund is the net asset value per share (next determined following receipt of a properly completed order) plus, in the case of all Funds except either the Municipal Money Market Fund or the Money Market Fund, a front end sales charge, if applicable. The share price for Class B shares and Class C shares is the net asset value per share (next determined following receipt of a properly completed order).

The net asset value of the shares of each class of each Fund is calculated sep-arately and, except as described below, is determined once daily as of the close of regularly scheduled trading on the New York Stock Exchange
(the "Exchange") (generally 4:00 p.m., Eastern Time).

The net asset value per share of each class of each Fund is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. No determination is required on days when the Exchange is closed (for example, weekends and national holidays). Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of regularly scheduled trading on the Exchange. The values of such securities used in computing the net asset value of the shares of a class of a Fund are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of regularly scheduled trading on the Exchange and would therefore not be reflected in the computation of a class's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the subadvisors underprocedures established by the Trustees.

All instruments held by the Municipal Money Market Fund, Money Market Fund and short-term debt instruments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis.

Unless you request cash payment, all dividends and distributions will be rein-vested. All Funds except the Money Market Fund and the Municipal Money Market Fund declare and pay capital gains, if any, annually.

-------
59

Dividends and Distributions from North American Funds


These Funds declare and pay income dividends annually:

 . Aggressive Growth LifeStyle Fund

 . Balanced Fund

 . Conservative Growth LifeStyle Fund


 . Global Equity Fund

 . Growth & Income Fund

 . International Equity Fund

 . International Small Cap Fund

 . Large Cap Growth Fund


 . Mid Cap Growth Fund

 . Mid Cap Value Fund

 . Moderate Growth LifeStyle Fund

 . Science & Technology Fund

 . Small Cap Growth Fund

 . Small Cap Index Fund

 . Socially Responsible Fund

 . Stock Index Fund

These Funds declare income dividends daily and pay annually:

 . Core Bond Fund

 . High Yield Bond Fund

 . Money Market Fund

 . Municipal Bond Fund

 . Municipal Money Market Fund

 . Strategic Income Fund

 . U.S. Government Securities Fund

                                                                         -------

Taxes

It is expected that each Fund of the Trust will qualify as a "regulated invest-ment company" under the Internal Revenue Code, as amended. If each Fund quali-fies it will not be subject to United States federal income taxes on its net investment income and net capital gain, if any, that it distributes to its shareholders in each taxable year.

A Fund's distributions derived from interest, dividends and certain other income, including gains from investments that the Fund held for one year or less, will generally result in taxable ordinary income to the shareholders of the Fund. Distributions of net gains from investments held by a Fund for more than one year are taxable as long-term capital gains (generally at a 20% rate for noncorporate shareholders). In the case of the Municipal Bond Fund and the Municipal Money Market Fund dividends designated as "exempt-interest dividends" will constitute tax exempt income. Distributions will be treated as described above for federal income tax purposes whether they are paid in cash or rein-vested in additional shares regardless of how long a shareholder has held shares in the Fund. Distributions are taxed as described in this paragraph even if such distributions economically represent a return of a particular share-holder's investment. Distributions that represent a return of a particular shareholder's investment are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

Because a Fund may invest in foreign securities or currencies, it may be required to pay withholding or other taxes to foreign governments on dividends and interest. The investment yield of the Fund's investment in foreign securi-ties or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes, but may not be able to claim a foreign tax credit or deduction for these taxes for any taxable year, the shareholders will be notified. The ability of the shareholders to utilize such a foreign tax credit is subject to a holding period requirement. In addition, if the Fund invests in securities of passive foreign investment companies, it may be sub-ject to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The investment yield of such investments will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.

The redemption, sale or exchange of Fund shares (including the exchange of shares of one Fund for shares of another) is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposi-tion of shares of the Fund will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year (such gains are generally taxed at a 20% rate for noncorporate shareholders). Investors in the Municipal Bond or the Municipal Money Market Fund who receive social security or retirement benefits should consult with their tax adviser to determine what effect, if any, an investment in such fund may have on the federal taxation of their benefits. In addition, an investment in the Municipal Bond Fund or the Municipal Money Mar-ket Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share or (ii) in the case of the Municipal Bond Fund, disallowed to the extent of any exempt-interest dividend received by the shareholder with respect to such shares.

Moreover, in the case of the Municipal Bond Fund and the Municipal Money Market Fund, each of these Funds may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. In addition, the exemption of exempt-interest dividend income from regular federal income taxa-tion does not necessarily result in similar exemptions for such income under tax laws of state or local taxing authorities. In general, states exempt from state income tax only that portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its hold-ings or obligations issued by that state or its political subdivisions and instrumentalities.

Descriptions of tax consequences set forth in this Prospectus and in the State-ment of Additional Information are intended to be a general guide. Investors should consult their tax advisers with respect to the specific tax consequences of an investment in a Fund, including the effect and applicability of state, local, foreign, and other tax laws and the possible effects of changes in fed-eral or other tax laws. This discussion is not intended as a substitute for careful tax planning.

-------
61

Rule 12b-1 Fees

The Trust has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows the Funds to pay distribution fees for the sale and distribution of fund shares. Portions of the fees are used to provide payments for services provided to shareholders ("service fees"), as indicated below.

Class A shares of each Fund, except the Municipal Money Market Fund and the Money Market Fund, are subject to a Rule 12b-1 fee of up to .35% of average daily net assets, of which .25% is a "service fee." There are no Rule 12b-1 fees on the Municipal Money Market Fund or the Money Market Fund.

Class B shares of each Fund, except the Municipal Money Market Fund and the Money Market Fund, are subject to a Rule 12b-1 fee of up to 1.00% of average annual net assets, of which .25% is a "service fee."

Class C shares of each Fund, except the Municipal Money Market Fund and the Money Market Fund, are subject to a Rule 12b-1 fee of up to 1.00% of average annual net assets, of which .25% is a "service fee."

For the Aggressive Growth LifeStyle Fund, the Moderate Growth LifeStyle Fund and the Conservative Growth LifeStyle Fund, the Trustees presently limit pay-ments under the Rule 12b-1 Plan to .10%, .75% and .75% of average daily net assets of Class A, Class B and Class C shares, respectively.

Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for Class B and Class C shares may therefore cost you more than paying the maximum permitted front end sales charge on Class A Shares.

                                                                         -------

Account Services

To use any of these programs, simply fill out the appropriate section of your account application, or request the appropriate form.

Automatic Dividend Diversification
With this program, you can have all dividends and other distributions from one Fund automatically invested in the same class of shares of another Fund.

Automatic Investment Plan
Shareholders can set up an Automatic Investment Plan. Once each month the shareholder's account will be debited the amount (at least $50) specified by the shareholder.

Checkwriting

Checkwriting is available to Class A and Class C shareholders of the Municipal Money Market Fund, the Money Market Fund and the U.S. Government Securities Fund. Simply request this on your account application, and complete a signature card, and you will receive a book of blank checks. The minimum amount of a check is $100. When a check is presented for payment, enough shares will be redeemed to cover the amount of the check and any applicable deferred sales charge. If the amount of the check plus the sales charge is more than the account value, the check will be returned unpaid.

Exchange Privilege

Shareholders may make free unlimited exchanges by mail or telephone within classes of shares without any sales charge (except that Class A shares of the Municipal Money Market Fund and the Money Market Fund are subject to a sales charge upon exchange) for shares of any other investment company advised by AGAM. Shares of one class may not be exchanged for shares of any other class of any Fund. Be aware that exchanges are regarded as sales for federal and state income tax purposes and could result in a gain or loss, depending on the origi-nal cost of shares exchanged. Exchanges usually occur on the same day they are requested. The terms of the exchange privilege may change and the privilege may be revoked at any time without notice.

The Fund will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identify of the caller. The Fund will request personal or other information from the caller, and will record calls. By establishing an account with the Fund, you consent to all recording of telephone calls.

You may make exchanges over the telephone by calling 1-800-872-8037.

Reinstatement Privilege

If you redeem Class A shares (under $1 million) and reinvest within 90 days, you will not have to pay a sales charge. If you redeem Class A shares over $1 million, or Class B or Class C shares and pay a deferred sales charge and then reinvest within 90 days, your account will be credited the amount of the deferred sales charge.

Systematic Investing
Your shares of any class of either the Municipal Money Market Fund or the Money Market Fund can be exchanged monthly for shares of the same class of other Funds. An exchange of at least $50 per exchange will be made around the 15th of each month in accordance with your instructions. This program takes advantage of dollar cost averaging.

Systematic Withdrawal Plan
If you have an account balance of at least $10,000, you can set up a plan to have redemptions paid to you, or someone you designate, on a monthly, quarter-ly, semi-annual or annual basis. You can withdraw up to 12% of the account value annually, if a monthly plan, up to 1% per month, without a deferred sales charge. If you request this service after completing our application and pay-ments are to be made to someone other than yourself, you will have to provide a signature guarantee. Redemption checks are generally mailed within two days after redemption. The availability of this service may end, and a fee of up to $5 per withdrawal may be charged with 30 days written notice to you.

Transfer of Shares
You may transfer Fund shares to family members and others at any time without a sales charge. Consult your tax adviser concerning such transfers.

-------
63

Section IV: Privacy Notice and Other Information

Privacy Notice

The Trust, an affiliate of American General, understands your privacy is impor-tant. You have received this notice in accordance with applicable state and federal laws and because you are a current or potential customer of one of the Funds. This notice will help you understand what types of nonpublic personal information--information about you that is not publicly available--we may col-lect, how we use it, and how we protect your privacy. This notice describes our privacy practices for both current and former customers.

Types of Nonpublic Personal Information We Collect and Disclose

 . American General's employees, representatives, agents, and selected third parties--companies or individuals not affliated with American General--may collect nonpublic personal information about our customers, including:

  --Information provided to us, such as on applications or other forms (account balances, income, assets and marital status).

  --Information about transactions with us, our affiliates, or third parties.

  --Information from others, such as employers, and federal and state agencies.

Protection of Nonpublic Personal Information

 . We restrict access to nonpublic personal information to those employees, agents, representatives or third parties who need to know the information to provide products and services to our customers.

 . We have policies and procedures that give direction to our employees, agents, and representatives on how to protect and use nonpublic personal information.

 . We maintain physical, electronic, and procedural safeguards to protect non-public personal information.

Sharing of Nonpublic Personal Information

 . We do not share nonpublic personal information about our customers to anyone, including other affiliated American General companies or third parties, except as permitted by law.

 . We do not sell nonpublic personal information about our customers to third-parties who are not part of the American General family of companies.

 . We may disclose, as allowed by law, all of the types of nonpublic personal information we collect when needed, to: (i) affiliated companies, agents, employees, representatives, and third parties that market our services and products, and administer and service customer accounts on our behalf, or (ii) other financial institutions with whom we have joint marketing agreements.

 . Examples of the types of companies and individuals to whom we may disclose nonpublic personal information include, but are not limited to, banks, insur-ance companies, third-party administrators, registered broker/dealers, audi-tors, regulators, and transfer agents.

Customers of Broker/Dealers

 . If you own shares of the Funds through a financial intermediary such as a broker/dealer, bank or trust company, you may receive the privacy policy of the financial intermediary that would address how it shares your nonpublic personal information with nonaffiliated third parties.

Changes in Privacy Policy

 . We reserve the right to change any of our privacy policies and related proce-dures at any time, in accordance with applicable federal and state laws. You will receive appropriate notice if our Privacy Policy changes.

Other Information

Mailings to Shareholders

To reduce expenses and to note our concern for the environment, we may deliver a single copy of most financial reports, proxy and information statements and prospectuses to investors who share an address, even if the accounts are regis-tered under different names. If you would like to receive separate mailings, please call us and we will begin individual delivery within 30 days. In most cases, we also will deliver account statements for all the investors in a household in a single envelope.


                                                                        -------

Financial Highlights


The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the return that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from each Fund's financial statements, which have been audited by either PricewaterhouseCoopers LLP (Growth & Income Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Science & Technology Fund, Small Cap Growth Fund, Global Equity Fund, International Equity Fund, International Small Cap Fund, Balanced Fund, Core Bond Fund, Municipal Bond Fund, Strategic Income Fund, U.S. Government Securities Fund and the Money Market Fund) or by Ernst & Young LLP (Mid Cap Value Fund, Small Cap Index Fund, Socially Responsible Fund, Stock Index Fund, Aggressive Growth LifeStyle Fund, Conservative Growth LifeStyle Fund, Moderate Growth LifeStyle Fund, High Yield Bond Fund and the Municipal Money Market Fund). The annual report of PricewaterhouseCoopers LLP, along with the above listed funds' financial statements, is included in the Trust's annual report, which is available upon request.

-------
65

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                         Growth & Income Fund
                            ----------------------------------------------------
                                                Class A
                            ----------------------------------------------------
                              Year        Year       Year      Year      Year
                              Ended       Ended     Ended     Ended      Ended
                            10/31/00*   10/31/99*  10/31/98  10/31/97  10/31/96*
---------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                     $28.78      $24.26    $21.77    $17.56     $14.72
---------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 (0.09)       0.03      0.08      0.14       0.18
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency               0.80        5.45      4.14      5.26       2.99
                            -----------------------------------------------------
 Total from investment
  operations                     0.71        5.48      4.22      5.40       3.17
                            -----------------------------------------------------
Distributions
 Dividends from net
  investment income                 -           -         -     (0.15)     (0.21)
 Distributions from
  realized capital gains        (2.43)      (0.96)    (1.70)    (1.04)     (0.12)
 Distributions in excess
  of net investment income          -           -     (0.03)        -          -
                            -----------------------------------------------------
 Total distributions            (2.43)      (0.96)    (1.73)    (1.19)     (0.33)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                        $27.06      $28.78    $24.26    $21.77     $17.56
---------------------------------------------------------------------------------
Total Return                     2.39%      23.11%    20.82%    31.95%     21.84%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                     $46,581     $37,210   $42,916   $34,186    $18,272
---------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets          1.45%       1.34%     1.34%     1.34%      1.34%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                    (0.33%)      0.11%     0.34%     0.66%      1.10%
---------------------------------------------------------------------------------
 Portfolio turnover rate           31%         28%       18%       39%        49%
---------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement by
  adviser                        1.61%       1.49%     1.45%     1.50%      1.56%
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       Growth & Income Fund
                          ------------------------------------------------------
                                              Class B
                          ------------------------------------------------------
                            Year        Year        Year       Year      Year
                            Ended       Ended      Ended      Ended      Ended
                          10/31/00*   10/31/99*   10/31/98   10/31/97  10/31/96*
---------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period         $28.28      $24.01     $21.67     $17.50     $14.69
---------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)               (0.26)      (0.15)     (0.07)      0.01       0.07
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency             0.79        5.38       4.11       5.23       2.99
                          -------------------------------------------------------
 Total from investment
  operations                   0.53        5.23       4.04       5.24       3.06
                          -------------------------------------------------------
Distributions
 Dividends from net
  investment income               -           -          -      (0.03)     (0.13)
 Distributions from
  realized capital gains      (2.43)      (0.96)     (1.70)     (1.04)     (0.12)
                          -------------------------------------------------------
 Total distributions          (2.43)      (0.96)     (1.70)     (1.07)     (0.25)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                      $26.38      $28.28     $24.01     $21.67     $17.50
---------------------------------------------------------------------------------
Total Return                   1.75%      22.28%     20.04%     31.40%     21.08%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of
  period (000's)           $106,464    $104,695    $75,574    $54,871    $34,740
---------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets        2.10%       1.99%      1.99%      1.99%      1.99%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets          (0.97%)     (0.54%)    (0.32%)     0.01%      0.45%
---------------------------------------------------------------------------------
 Portfolio turnover rate         31%         28%        18%        39%        49%
---------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                   2.27%       2.13%      2.10%      2.15%      2.20%
---------------------------------------------------------------------------------

* Net investment income per share has been calculated using the average share method


                                                                       ---------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                        Growth & Income Fund
                          --------------------------------------------------------
                                               Class C
                          --------------------------------------------------------
                                                       Year       Year      Year
                          Year Ended   Year Ended     Ended      Ended     Ended
                          10/31/00**   10/31/99 **   10/31/98   10/31/97  10/31/96
-----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $28.39        $24.10     $21.75     $17.56    $14.71
-----------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                (0.27)        (0.15)     (0.07)      0.01      0.07
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency              0.80          5.40       4.12       5.25      3.00
                          --------------------------------------------------------
 Total from investment
  operations                    0.53          5.25       4.05       5.26      3.07
                          --------------------------------------------------------
Distributions
 Dividends from net
  investment income                -             -          -      (0.03)    (0.10)
 Distributions from
  realized capital gains       (2.43)        (0.96)     (1.70)     (1.04)    (0.12)
                          --------------------------------------------------------
 Total distributions           (2.43)        (0.96)     (1.70)     (1.07)    (0.22)
-----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $26.49        $28.39     $24.10     $21.75    $17.56
-----------------------------------------------------------------------------------
Total Return                    1.74%        22.28%     20.00%     31.37%    21.12%
-----------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------
 Net assets, end of
  period (000's)            $170,277      $156,056   $122,395    $98,250   $74,825
-----------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         2.10%         1.99%      1.99%      1.99%     1.99%
-----------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets           (0.97%)       (0.54%)    (0.31%)     0.01%     0.45%
-----------------------------------------------------------------------------------
 Portfolio turnover rate          31%           28%        18%        39%       49%
-----------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    2.27%         2.13%      2.10%      2.13%     2.20%
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        Large Cap Growth Fund
                                    (formerly Growth Equity Fund)
                          ---------------------------------------------------------
                                               Class A
                          ---------------------------------------------------------
                                                       Year       Year     3/04/96*
                          Year Ended   Year Ended     Ended      Ended        to
                          10/31/00**   10/31/99 **   10/31/98   10/31/97   10/31/96
-------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $21.44        $17.73     $17.01     $13.78     $12.50
-------------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                (0.21)        (0.19)     (0.07)     (0.03)      0.28
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency              1.72          5.05       2.22       3.45       1.00
                          ---------------------------------------------------------
 Total from investment
  operations                    1.51          4.86       2.15       3.42       1.28
                          ---------------------------------------------------------
Distributions
 Dividends from net
  investment income                -             -          -      (0.19)         -
 Distributions from
  realized capital gains       (4.66)        (1.15)     (1.43)         -          -
                          ---------------------------------------------------------
 Total distributions           (4.66)        (1.15)     (1.43)     (0.19)
-------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $18.29        $21.44     $17.73     $17.01     $13.78
-------------------------------------------------------------------------------------
Total Return                    5.66%        28.57%     13.85%     25.13%     10.24%+
-------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------
 Net assets, end of
  period (000's)              $9,548        $5,656     $3,919     $3,053     $2,244
-------------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         1.51%         1.65%      1.65%      1.65%      1.65%#
-------------------------------------------------------------------------------------
 Ratio of net investment
  income/(loss) to
  average net assets           (0.93%)       (0.94%)    (0.43%)    (0.17%)     4.11%#
-------------------------------------------------------------------------------------
 Portfolio turnover rate         196%          145%       115%       181%       450%#
-------------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    1.85%         1.90%      1.91%      2.28%      2.71%#
-------------------------------------------------------------------------------------

*  Commencement of Operations
** Net investment income per share has been calculated using the average share method
#  Annualized
+  Non-annualized


---------
67

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                        Large Cap Growth Fund
                                    (formerly Growth Equity Fund)
                          ---------------------------------------------------------
                                               Class B
                          ---------------------------------------------------------
                                                       Year       Year     3/04/96*
                          Year Ended   Year Ended     Ended      Ended        to
                          10/31/00**   10/31/99 **   10/31/98   10/31/97   10/31/96
-------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $20.96        $17.46     $16.90     $13.73     $12.50
-------------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                (0.34)        (0.31)     (0.18)     (0.13)      0.24
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency              1.70          4.96       2.17       3.46       0.99
                          -----------------------------------------------------------
 Total from investment
  operations                    1.36          4.65       1.99       3.33       1.23
                          -----------------------------------------------------------
Distributions
 Dividends from net
  investment income                -             -          -      (0.16)         -
 Distributions from
  realized capital gains       (4.66)        (1.15)     (1.43)         -          -
                          -----------------------------------------------------------
 Total distributions           (4.66)        (1.15)     (1.43)     (0.16)
-------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $17.66        $20.96     $17.46     $16.90     $13.73
-------------------------------------------------------------------------------------
Total Return                    5.01%        27.77%     12.93%     24.50%      9.84%+
-------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------
 Net assets, end of
  period (000's)             $34,711       $17,171    $11,659     $9,040     $4,748
-------------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         2.15%         2.30%      2.30%      2.30%      2.30%#
-------------------------------------------------------------------------------------
 Ratio of net investment
  income/(loss) to
  average net assets           (1.57%)       (1.58%)    (1.07%)    (0.82%)     4.18%#
-------------------------------------------------------------------------------------
 Portfolio turnover rate         196%          145%       115%       181%       450%#
-------------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    2.50%         2.52%      2.56%      2.78%      3.06%#
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       Large Cap Growth Fund
                                   (formerly Growth Equity Fund)
                          --------------------------------------------------------
                                              Class C
                          --------------------------------------------------------
                                                      Year       Year     3/04/96*
                          Year Ended   Year Ended    Ended      Ended        to
                          10/31/00**   10/31/99**   10/31/98   10/31/97   10/31/96
------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $20.93       $17.44     $16.89     $13.73     $12.50
------------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                (0.35)       (0.31)     (0.20)     (0.13)      0.24
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency              1.72         4.95       2.18       3.46       0.99
                          ----------------------------------------------------------
 Total from investment
  operations                    1.37         4.64       1.98       3.33       1.23
                          ----------------------------------------------------------
Distributions
 Dividends from net
  investment income                -            -          -      (0.17)         -
 Distributions from
  realized capital gains       (4.66)       (1.15)     (1.43)         -          -
                          ----------------------------------------------------------
 Total distributions           (4.66)       (1.15)     (1.43)     (0.17)
------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $17.64       $20.93     $17.44     $16.89     $13.73
------------------------------------------------------------------------------------
Total Return                    5.06%       27.75%     12.87%     24.50%      9.84%+
------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------
 Net assets, end of
  period (000's)             $22,780      $19,463    $12,965    $12,766     $6,494
------------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         2.23%        2.30%      2.30%      2.30%      2.30%#
------------------------------------------------------------------------------------
 Ratio of net investment
  income/(loss) to
  average net assets           (1.64%)      (1.58%)    (1.06%)    (0.82%)     4.13%#
------------------------------------------------------------------------------------
 Portfolio turnover rate         196%         145%       115%       181%       450%#
------------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    2.52%        2.52%      2.56%      2.75%      2.96%#
------------------------------------------------------------------------------------

*  Commencement of Operations
** Net investment income per share has been calculated using the average share method
#  Annualized
+  Non-annualized


                                                                       ---------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                        Mid Cap Growth Fund
                                   (formerly Small/Mid Cap Fund)
                          --------------------------------------------------------
                                              Class A
                          --------------------------------------------------------
                             Year         Year        Year       Year     3/04/96*
                            Ended        Ended       Ended      Ended        to
                          10/31/00**   10/31/99**   10/31/98   10/31/97   10/31/96
-------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $18.52       $16.09     $15.51     $12.62     $12.50
-------------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                (0.27)       (0.21)     (0.15)     (0.14)     (0.02)
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency              6.33         4.12       0.97       3.03       0.14
                          -----------------------------------------------------------
 Total from investment
  operations                    6.06         3.91       0.82       2.89       0.12
                          -----------------------------------------------------------
Distributions
 Distributions from
  realized capital gains       (6.68)       (1.48)     (0.24)         -          -
-------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $17.90       $18.52     $16.09     $15.51     $12.62
-------------------------------------------------------------------------------------
Total Return                   35.03%       25.50%      5.51%     22.90%      0.96%+
-------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------
 Net assets, end of
  period (000's)             $11,718       $5,970     $4,814     $4,170     $2,966
-------------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         1.59%        1.68%      1.68%      1.68%      1.68%#
-------------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets           (1.30%)      (1.15%)    (0.90%)    (1.02%)    (0.40%)#
-------------------------------------------------------------------------------------
 Portfolio turnover rate         210%         181%       162%       145%        92%#
-------------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    1.88%        1.89%      1.93%      2.24%      2.69%#
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         Mid Cap Growth Fund
                                    (formerly Small/Mid Cap Fund)
                          ----------------------------------------------------------
                                               Class B
                          ----------------------------------------------------------
                             Year         Year        Year        Year      3/04/96*
                            Ended        Ended       Ended       Ended         to
                          10/31/00**   10/31/99**   10/31/98   10/31/97**   10/31/96
---------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $17.99       $15.77     $15.33       $12.58     $12.50
---------------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                (0.41)       (0.32)     (0.25)       (0.23)     (0.05)
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency              6.13         4.02       0.93         2.98       0.13
                          -------------------------------------------------------------
 Total from investment
  operations                    5.72         3.70       0.68         2.75       0.08
                          -------------------------------------------------------------
Distributions
 Distributions from
  realized capital gains       (6.68)       (1.48)     (0.24)           -          -
---------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $17.03       $17.99     $15.77       $15.33     $12.58
---------------------------------------------------------------------------------------
Total Return                   34.04%       24.62%      4.65%       21.86%      0.64%+
---------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------
 Net assets, end of
  period (000's)             $29,978      $17,184    $13,972      $11,802     $6,659
---------------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         2.31%        2.33%      2.33%        2.33%      2.33%#
---------------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets           (2.01%)      (1.80%)    (1.55%)      (1.67%)    (1.05%)#
---------------------------------------------------------------------------------------
 Portfolio turnover rate         210%         181%       162%         145%        92%#
---------------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    2.54%        2.54%      2.58%        2.79%      3.05%#
---------------------------------------------------------------------------------------

*  Commencement of Operations
** Net investment income per share has been calculated using the average share method
#  Annualized
+  Non-annualized


---------
69

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                         Mid Cap Growth Fund
                                    (formerly Small/Mid Cap Fund)
                          ----------------------------------------------------------
                                               Class C
                          ----------------------------------------------------------
                             Year         Year        Year        Year      3/04/96*
                            Ended        Ended       Ended       Ended         to
                          10/31/00**   10/31/99**   10/31/98   10/31/97**   10/31/96
--------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $18.02       $15.79     $15.35       $12.59     $12.50
--------------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                (0.41)       (0.32)     (0.25)       (0.23)     (0.05)
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency              6.13         4.03       0.93         2.99       0.14
                          -------------------------------------------------------------
 Total from investment
  operations                    5.72         3.71       0.68         2.76       0.09
                          -------------------------------------------------------------
Distributions
 Distributions from
  realized capital gains       (6.68)       (1.48)     (0.24)           -          -
---------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $17.06       $18.02     $15.79       $15.35     $12.59
---------------------------------------------------------------------------------------
Total Return                   33.95%       24.65%      4.64%       21.92%      0.72%+
---------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------
 Net assets, end of
  period (000's)             $22,913      $18,939    $16,221      $13,471     $8,241
---------------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         2.33%        2.33%      2.33%        2.33%      2.33%#
---------------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets           (2.02%)      (1.80%)    (1.55%)      (1.67%)    (1.05%)#
---------------------------------------------------------------------------------------
 Portfolio turnover rate         210%         181%       162%         145%        92%#
---------------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    2.54%        2.54%      2.58%        2.78%      3.04%#
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        Mid Cap Value Fund/1/
                          ---------------------------------------------------------
                                Class A                Class B            Class C
                          ---------------------  ---------------------   ----------
                             Year        Year       Year        Year      7/31/00*
                            Ended       Ended      Ended       Ended         to
                          10/31/00**   10/31/99  10/31/00**   10/31/99   10/31/00**
--------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $11.98     $10.00      $11.85     $10.00       $12.88
--------------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                    -       0.06       (0.09)         -        (0.05)
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency              3.87       1.97        3.79       1.87         1.23
                          -----------------------------------------------------------
 Total from investment
  operations                    3.87       2.03        3.70       1.87         1.18
                          -----------------------------------------------------------
Distributions
 Dividends from net
  investment income                -      (0.05)          -      (0.02)           -
 Distributions from
  realized capital gains       (2.24)                 (2.24)                  (0.80)
                          -----------------------------------------------------------
 Total distributions           (2.24)     (0.05)      (2.24)     (0.02)       (0.80)
-------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $13.61     $11.98      $13.31     $11.85       $13.26
-------------------------------------------------------------------------------------
Total Return                   35.42%     20.23%      34.26%     18.71%        9.53%+
-------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------
 Net assets, end of
  period (000's)              $2,747     $1,728      $7,471     $4,555         $614
-------------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         1.45%      1.29%       2.17%      2.04%        2.31%#
-------------------------------------------------------------------------------------
 Ratio of net investment
  income/(loss) to
  average net assets           (0.04%)     0.51%      (0.75%)    (0.26%)      (1.18%)#
-------------------------------------------------------------------------------------
 Portfolio turnover rate         191%       177%        191%       177%         191%+
-------------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by advisor                    1.95%      2.43%       2.67%      2.77%        2.37%#
-------------------------------------------------------------------------------------

/1/ The financial information for the fiscal periods prior to July 7, 2000 reflect the financial information for the AGSPC2 Mid Cap Value Fund, which was reorganized into North American Mid Cap Value Fund on that date.
*   Commencement of Operations
** Net investment income per share has been calculated using the average share method
#   Annualized
+   Non-annualized


                                                                       ---------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                         Science & Technology Fund/1/
                                       --------------------------------------
                                        Class A       Class B       Class C
                                       ----------    ----------    ----------
                                        3/01/00*      3/01/00*      7/12/00*
                                           to            to            to
                                       10/31/00**    10/31/00**    10/31/00**
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $10.00        $10.00         $8.48
--------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)               (0.04)        (0.07)        (0.03)
 Net realized and unrealized
  gain/(loss) on investments and
  foreign currency                          (1.88)        (1.90)        (0.63)
                                       -----------------------------------------
 Total from investment operations           (1.92)        (1.97)        (0.66)
--------------------------------------------------------------------------------
Net Asset Value, End of Period              $8.08         $8.03         $7.82
--------------------------------------------------------------------------------
Total Return                               (19.20%)+     (19.70%)+      (7.78%)+
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of period (000's)         $4,623       $15,840        $1,065
--------------------------------------------------------------------------------
 Ratio of total expenses to average
  net assets                                 1.24%#        1.91%#        1.71%#
--------------------------------------------------------------------------------
 Ratio of net investment income/(loss)
  to average net assets                     (0.64%)#      (1.37%)#      (1.11%)#
--------------------------------------------------------------------------------
 Portfolio turnover rate                      120%+         120%+         120%+
--------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by advisor                   1.92%#        2.59%#        2.37%#
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      Small Cap Growth Fund
                                 (formerly Emerging Growth Fund)
                                --------------------------------------------
                                             Class A
                                --------------------------------------------
                                   Year             Year          1/06/98*
                                   Ended            Ended            to
                                10/31/00**       10/31/99**       10/31/98
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                                 $12.81            $8.88         $10.00
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)            (0.12)           (0.15)         (0.08)
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency                    5.66             4.08          (1.04)
                                     -----------------------------------------
 Total from investment
  operations                              5.54             3.93          (1.12)
Distributions
 Distributions from realized
  capital gains                          (1.08)
---------------------------------------------------------------------------------
Net Asset Value, End of Period          $17.27           $12.81          $8.88
---------------------------------------------------------------------------------
Total Return                             43.62%           44.26%        (11.20%)+
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                               $6,795             $224           $146
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets                      1.35%            1.70%          1.70%#
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average net
  assets                                 (0.66%)          (1.43%)        (1.00%)#
---------------------------------------------------------------------------------
 Portfolio turnover rate                   222%             129%            52%+
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by adviser                2.10%            6.96%         15.48%#
---------------------------------------------------------------------------------

/1/ The financial information for the fiscal periods prior to July 7, 2000 reflect the financial information for the AGSPC2 Science & Technology Fund, which was reorganized into North American Science & Technology Fund on that date.
*   Commencement of Operations
** Net investment income per share has been calculated using the average month-end share method
#   Annualized
+   Non-annualized


---------
71

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                              Small Cap Growth Fund
                                         (formerly Emerging Growth Fund)
                          ------------------------------------------------------------------------
                                     Class B                               Class C
                          ----------------------------------    ----------------------------------
                             Year         Year      1/06/98*       Year         Year      1/06/98*
                            Ended        Ended         to         Ended        Ended         to
                          10/31/00**   10/31/99**   10/31/98    10/31/00**   10/31/99**   10/31/98
-----------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $12.57        $8.83     $10.00        $12.57        $8.84     $10.00
-----------------------------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                (0.24)       (0.21)     (0.12)        (0.29)       (0.21)     (0.12)
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency              5.55         3.95      (1.05)         5.59         3.94      (1.04)
                          ---------------------------------------------------------------------------
 Total from investment
  operations                    5.31         3.74      (1.17)         5.30         3.73      (1.16)
                          ---------------------------------------------------------------------------
Distributions
 Distributions from
  realized capital gains       (1.08)                                (1.08)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $16.80       $12.57      $8.83        $16.79       $12.57      $8.84
-----------------------------------------------------------------------------------------------------
Total Return                   42.62%       42.36%    (11.70%)+      42.54%       42.19%    (11.60%)+
-----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
 Net assets, end of
  period (000's)             $14,554         $660       $263        $3,337         $440       $238
-----------------------------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         2.00%        2.35%      2.35%#        2.21%        2.35%      2.35%#
-----------------------------------------------------------------------------------------------------
 Ratio of net investment
  income/(loss) to
  average net assets           (1.31%)      (2.04%)    (1.76%)#      (1.56%)      (2.03%)    (1.67%)#
-----------------------------------------------------------------------------------------------------
 Portfolio turnover rate         222%         129%        52%#         222%         129%        52%#
-----------------------------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    2.75%        7.58%     16.48%#        3.17%        7.60%     15.78%#
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       Small Cap Index Fund/1/
                          ------------------------------------------------------
                                Class A               Class B          Class C
                          --------------------  --------------------  ----------
                             Year       Year       Year       Year     8/23/00*
                            Ended      Ended      Ended      Ended        to
                          10/31/00**  10/31/99  10/31/00**  10/31/99  10/31/00**
-----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $11.03    $10.00      $11.03    $10.00      $11.56
-----------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 0.13      0.10        0.05      0.02           -
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency              1.08      1.03        1.07      1.03       (0.43)
                          ---------------------------------------------------------
 Total from investment
  operations                    1.21      1.13        1.12      1.05       (0.43)
                          ---------------------------------------------------------
Distributions
 Dividends from net
  investment income            (0.11)    (0.10)      (0.05)    (0.02)          -
 Distributions from
  realized capital gains       (2.34)        -       (2.34)        -       (1.25)
                          ---------------------------------------------------------
 Total distributions           (2.45)    (0.10)      (2.39)    (0.02)      (1.25)
-----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                        $9.79    $11.03       $9.76    $11.03       $9.88
-----------------------------------------------------------------------------------
Total Return                   11.74%    11.32%      10.83%    10.53%      (3.07%)+
-----------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------
 Net assets, end of
  period (000's)              $3,361    $2,900      $4,574    $3,361         $38
-----------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         0.89%     0.83%       1.61%     1.58%       1.64%#
-----------------------------------------------------------------------------------
 Ratio of net investment
  income to average net
  assets                        1.15%     0.97%       0.43%     0.23%       0.17%#
-----------------------------------------------------------------------------------
 Portfolio turnover rate          63%       48%         63%       48%         63%+
-----------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by advisor                    1.19%     1.69%       1.91%     2.37%       2.02%#
-----------------------------------------------------------------------------------

/1/ The financial information for the fiscal periods prior to July 7, 2000 reflect the financial information for the AGSPC2 Small Cap Index Fund, which was reorganized into North American Small Cap Index Fund on that date.
*   Commencement of Operations
** Net investment income per share has been calculated using the average month-end share method
#   Annualized
+   Non-annualized


                                                                       ---------

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FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                        Socially Responsible Fund/1/
                                   -------------------------------------------
                                         Class A                Class B
                                   --------------------   --------------------
                                      Year       Year        Year       Year
                                     Ended      Ended       Ended      Ended
                                   10/31/00**  10/31/99   10/31/00**  10/31/99
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                                $12.15    $10.00       $12.13    $10.00
--------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)            0.10      0.10         0.01      0.02
 Net realized and unrealized
  gain/(loss) on Investments and
  foreign currency                       0.21      2.15         0.23      2.13
                                   -------------------------------------------
 Total from investment operations        0.31      2.25         0.24      2.15
                                   -------------------------------------------
Distributions
 Dividends from net investment
  income                                (0.06)   (0.10)       (0.01)    (0.02)
 Distributions from realized
  capital gains                         (0.49)        -        (0.49)        -
                                   -------------------------------------------
 Total distributions                    (0.55)    (0.10)       (0.50)    (0.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Period         $11.91    $12.15       $11.87    $12.13
--------------------------------------------------------------------------------
Total Return                             2.53%    22.53%+       1.88%    21.50%+
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of period (000's)     $1,896    $1,663       $3,649    $2,943
--------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets                     0.94%     0.80%        1.65%     1.55%
--------------------------------------------------------------------------------
 Ratio of net investment income to
  average net assets                     0.81%     0.87%        0.10%     0.09%
--------------------------------------------------------------------------------
 Portfolio turnover rate                   52%       24%          52%       24%
--------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by advisor               1.24%     1.97%        1.96%     2.49%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  Socially Responsible Fund/1/
                                                  ----------------------------
                                                            Class C
                                                  ----------------------------
                                                            7/28/00*
                                                               to
                                                           10/31/00**
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $12.09
------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                                 (0.01)
 Net realized and unrealized gain/(loss) on
  Investments and foreign currency
                                                  ----------------------------
 Total from investment operations                             (0.01)
                                                  ----------------------------
Distributions
 Dividends from net investment income                         (0.01)
 Distributions from realized capital gains                        -
                                                  ----------------------------
 Total distributions                                          (0.01)
------------------------------------------------------------------------------
Net Asset Value, End of Period                               $12.07
------------------------------------------------------------------------------
Total Return                                                  (0.11%)+
------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------
 Net assets, end of period (000's)                              $57
------------------------------------------------------------------------------
 Ratio of total expenses to average net assets                 2.23%#
------------------------------------------------------------------------------
 Ratio of net investment income/(loss) to average
  net assets                                                  (0.17%)#
------------------------------------------------------------------------------
 Portfolio turnover rate                                         52%+
------------------------------------------------------------------------------
 Expense ratio before expense reimbursement by
  advisor                                                      2.23%#
------------------------------------------------------------------------------

/1/ The financial information for the fiscal periods prior to July 7, 2000 reflect the financial information for the AGSPC2 Socially Responsible Fund, which was reorganized into North American Socially Responsible Fund on that date.
*   Commencement of Operations
** Net investment income per share has been calculated using the average month-end share method
#   Annualized
+   Non-annualized


---------
73

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                         Stock Index Fund/1/
                          ------------------------------------------------------
                                Class A               Class B          Class C
                          --------------------  --------------------  ----------
                             Year       Year       Year       Year     7/17/00*
                            Ended      Ended      Ended      Ended        to
                          10/31/00**  10/31/99  10/31/00**  10/31/99  10/31/00**
-----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $12.32    $10.00      $12.23    $10.00      $13.38
-----------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 0.14      0.11        0.05      0.02        0.01
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency              0.47      2.32        0.46      2.23       (0.83)
                          ---------------------------------------------------------
 Total from investment
  operations                    0.61      2.43        0.51      2.25       (0.82)
                          ---------------------------------------------------------
Distributions
 Dividends from net
  investment income            (0.10)    (0.11)      (0.02)    (0.02)      (0.01)
 Distributions from
  realized capital gains       (0.08)        -       (0.08)                    -
                          ---------------------------------------------------------
 Total distributions           (0.18)    (0.11)      (0.10)    (0.02)      (0.01)
-----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $12.75    $12.32      $12.64    $12.23      $12.55
-----------------------------------------------------------------------------------
Total Return                    4.91%    24.36%       4.21%    22.55%      (5.21%)+
-----------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------
 Net assets, end of
  period (000's)              $8,543    $5,634     $24,966   $15,040        $500
-----------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         0.78%     0.82%       1.49%     1.57%       1.35%#
------------------------------------------------------------------------------------
 Ratio of net investment
  income to average net
  assets                        1.12%     1.08%       0.42%     0.37%       0.30%#
------------------------------------------------------------------------------------
 Portfolio turnover rate           2%       14%          2%       14%          2%+
------------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by advisor                    1.12%     1.53%       1.83%     1.98%       1.84%#
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          Global Equity Fund
                            ---------------------------------------------------
                                               Class A
                            ---------------------------------------------------
                               Year        Year      Year      Year      Year
                              Ended       Ended     Ended     Ended     Ended
                            10/31/00**   10/31/99  10/31/98  10/31/97  10/31/96
---------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                      $16.12     $16.43    $16.32    $14.50    $13.84
---------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                  (0.06)      0.08      0.02      0.06     (0.04)
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency               (2.86)      0.82      1.34      3.45      0.91
                            -----------------------------------------------------
 Total from investment
  operations                     (2.92)      0.90      1.36      3.51      0.87
                            -----------------------------------------------------
Distributions
 Dividends from net
  investment income                  -          -     (0.22)    (0.05)    (0.21)
 Distributions from
  realized capital gains         (2.14)     (1.21)    (1.03)    (1.64)        -
                            -----------------------------------------------------
 Total distributions             (2.14)     (1.21)    (1.25)    (1.69)    (0.21)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                         $11.06     $16.12    $16.43    $16.32    $14.50
---------------------------------------------------------------------------------
Total Return                    (21.08)%     5.60%     8.90%    26.10%     6.33%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                       $8,610    $12,757   $31,055   $30,960   $25,924
---------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets           1.86%      1.75%     1.75%     1.75%     1.75%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                     (0.42%)     0.47%     0.09%     0.33%    (0.30%)
---------------------------------------------------------------------------------
 Portfolio turnover rate           207%        38%       20%       28%      165%
---------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement by
  adviser                         2.06%      1.84%     1.75%     1.81%     1.83%
---------------------------------------------------------------------------------

/1/ The financial information for the fiscal periods prior to July 7, 2000 reflect the financial information for the AGSPC2 Stock Index Fund, which was reorganized into North American Stock Index Fund on that date.
*   Commencement of Operations
** Net investment income per share has been calculated using the average month-end share method
#   Annualized
+   Non-annualized


                                                                       ---------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                        Global Equity Fund
                          ------------------------------------------------------
                                             Class B
                          ------------------------------------------------------
                             Year        Year       Year       Year       Year
                            Ended       Ended      Ended      Ended      Ended
                          10/31/00**   10/31/99   10/31/98   10/31/97   10/31/96
----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $15.83     $16.24     $16.14     $14.36     $13.73
----------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                (0.14)     (0.04)     (0.11)     (0.05)     (0.14)
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency             (2.78)      0.84       1.35       3.47       0.91
                          --------------------------------------------------------
 Total from investment
  operations                   (2.92)      0.80       1.24       3.42       0.77
----------------------------------------------------------------------------------
Distributions
 Dividends from net
  investment income                -          -      (0.11)                (0.14)
 Distributions from
  realized capital gains       (2.14)     (1.21)     (1.03)     (1.64)         -
                          --------------------------------------------------------
 Total distributions           (2.14)     (1.21)     (1.14)     (1.64)     (0.14)
----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $10.77     $15.83     $16.24     $16.14     $14.36
----------------------------------------------------------------------------------
Total Return                  (21.44%)     5.01%      8.17%     25.63%      5.64%
----------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------
 Net assets, end of
  period (000's)             $10,089    $25,381    $30,287    $31,833    $25,661
----------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         2.51%      2.40%      2.40%      2.40%      2.40%
----------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets           (1.04%)    (0.25%)    (0.55%)    (0.32%)    (0.95%)
----------------------------------------------------------------------------------
 Portfolio turnover rate         207%        38%        20%        28%       165%
----------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    2.71%      2.50%      2.40%      2.47%      2.48%
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        Global Equity Fund
                          ------------------------------------------------------
                                             Class C
                          ------------------------------------------------------
                             Year        Year       Year       Year       Year
                            Ended       Ended      Ended      Ended      Ended
                          10/31/00**   10/31/99   10/31/98   10/31/97   10/31/96
----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $15.89     $16.30     $16.19     $14.41     $13.73
----------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                (0.14)     (0.04)     (0.10)     (0.05)     (0.14)
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency             (2.79)      0.84       1.35       3.47       0.92
                          --------------------------------------------------------
 Total from investment
  operations                   (2.93)      0.80       1.25       3.42       0.78
----------------------------------------------------------------------------------
Distributions
 Dividends from net
  investment income                -          -      (0.11)         -      (0.10)
 Distributions from
  realized capital gains       (2.14)     (1.21)     (1.03)     (1.64)         -
                          --------------------------------------------------------
 Total distributions           (2.14)     (1.21)     (1.14)     (1.64)     (0.10)
----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $10.82     $15.89     $16.30     $16.19     $14.41
----------------------------------------------------------------------------------
Total Return                  (21.42%)     4.99%      8.21%     25.54%      5.70%
----------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------
 Net assets, end of
  period (000's)             $19,549    $45,201    $57,774    $61,245    $64,830
----------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         2.51%      2.40%      2.40%      2.40%      2.40%
----------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets           (1.05%)    (0.24%)    (0.56%)    (0.32%)    (0.95%)
----------------------------------------------------------------------------------
 Portfolio turnover rate         207%        38%        20%        28%       165%
----------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    2.71%      2.50%      2.40%      2.46%      2.48%
----------------------------------------------------------------------------------

** Net investment income per share has been calculated using the average share method


---------
75

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                       International Equity Fund
                          ---------------------------------------------------------
                                                Class A
                          ---------------------------------------------------------
                                                     Year
                          Year Ended   Year Ended   Ended    Year Ended  Year Ended
                          10/31/00**   10/31/99**  10/31/98  10/31/97**  10/31/96**
------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $11.89        $9.83    $10.81      $11.35      $10.11
------------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                (0.03)        0.02      0.03        0.06        0.09
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency             (0.35)        2.07      0.02        0.35        1.33
                          ----------------------------------------------------------
 Total from investment
  operations                   (0.38)        2.09      0.05        0.41        1.42
                          ----------------------------------------------------------
Distributions
 Dividends from net
  investment income            (0.10)           -     (0.13)      (0.19)      (0.08)
 Distributions from
  realized capital gains       (0.92)       (0.03)    (0.90)      (0.76)      (0.10)
                          ----------------------------------------------------------
 Total distributions           (1.02)       (0.03)    (1.03)      (0.95)      (0.18)
------------------------------------------------------------------------------------
Net Asset Value, End of
Period                        $10.49       $11.89     $9.83      $10.81      $11.35
------------------------------------------------------------------------------------
Total Return                   (4.00%)      21.33%     0.67%       3.55%      14.25%
------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------
 Net assets, end of
  period (000's)              $7,471       $3,997    $3,769      $4,461      $4,732
------------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         1.71%        1.75%     1.75%       1.75%       1.75%
------------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets           (0.27%)       0.18%     0.44%       0.97%       0.84%
------------------------------------------------------------------------------------
 Portfolio turnover rate         126%         142%      173%        146%        170%
------------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    2.02%        1.98%     1.87%       1.96%       1.97%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       International Equity Fund
                          -----------------------------------------------------------
                                                Class B
                          -----------------------------------------------------------
                                                      Year
                          Year Ended   Year Ended    Ended     Year Ended  Year Ended
                          10/31/00**   10/31/99**   10/31/98   10/31/97**  10/31/96**
--------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $11.74        $9.77     $10.75       $11.30      $10.10
--------------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                (0.11)       (0.05)     (0.02)        0.03        0.06
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency             (0.35)        2.05       0.00         0.31        1.30
                          ------------------------------------------------------------
 Total from investment
  operations                   (0.46)        2.00      (0.02)        0.34        1.36
                          ------------------------------------------------------------
Distributions
 Dividends from net
  investment income            (0.02)           -      (0.06)       (0.13)      (0.05)
 Distributions from
  realized capital gains       (0.92)       (0.03)     (0.90)       (0.76)      (0.11)
                          ------------------------------------------------------------
 Total distributions           (0.94)       (0.03)     (0.96)       (0.89)      (0.16)
--------------------------------------------------------------------------------------
Net Asset Value, End of
Period                        $10.34       $11.74      $9.77       $10.75      $11.30
--------------------------------------------------------------------------------------
Total Return                   (4.78%)      20.53%     (0.03%)       2.92%      13.58%
--------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------
 Net assets, end of
  period (000's)             $18,204      $14,269    $14,030      $16,334     $15,217
--------------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         2.38%        2.40%      2.40%        2.40%       2.40%
--------------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets           (0.96%)      (0.45%)    (0.18%)       0.32%       0.57%
--------------------------------------------------------------------------------------
 Portfolio turnover rate         126%         142%       173%         146%        170%
--------------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    2.66%        2.63%      2.52%        2.54%       2.60%
--------------------------------------------------------------------------------------

** Net investment income per share has been calculated using the average share method


                                                                       ---------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                       International Equity Fund
                          -----------------------------------------------------------
                                                Class C
                          -----------------------------------------------------------
                             Year         Year        Year        Year        Year
                            Ended        Ended       Ended       Ended       Ended
                          10/31/00**   10/31/99**   10/31/98   10/31/97**  10/31/96**
---------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $11.74        $9.77     $10.76       $11.31      $10.10
---------------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                (0.11)       (0.05)     (0.02)        0.03        0.06
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency             (0.38)        2.05      (0.01)        0.31        1.30
                          -------------------------------------------------------------
 Total from investment
  operations                   (0.49)        2.00      (0.03)        0.34        1.36
                          -------------------------------------------------------------
Distributions
 Dividends from net
  investment income            (0.02)           -      (0.06)       (0.13)      (0.05)
 Distributions from
  realized capital gains       (0.92)       (0.03)     (0.90)       (0.76)      (0.10)
                          -------------------------------------------------------------
 Total distributions           (0.94)       (0.03)     (0.96)       (0.89)      (0.15)
---------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $10.31       $11.74      $9.77       $10.76      $11.31
---------------------------------------------------------------------------------------
Total Return                   (5.05%)      20.53%     (0.13%)       2.91%      13.63%
---------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------
 Net assets, end of
  period (000's)              $4,765       $6,680     $7,960       $8,460      $9,076
---------------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         2.43%        2.40%      2.40%        2.40%       2.40%#
---------------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets           (0.96%)      (0.49%)    (0.19%)       0.32%       0.51%#
---------------------------------------------------------------------------------------
 Portfolio turnover rate         126%         142%       173%         146%        170%
---------------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    2.68%        2.62%      2.52%        2.57%       2.60%#
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    International Small Cap Fund
                          --------------------------------------------------------
                                              Class A
                          --------------------------------------------------------
                                                      Year       Year     3/04/96*
                          Year Ended   Year Ended    Ended      Ended        to
                          10/31/00**   10/31/99**   10/31/98   10/31/97   10/31/96
-------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $18.83       $13.91     $13.86     $13.43     $12.50
-------------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                (0.30)       (0.14)     (0.02)     (0.03)      0.05
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency              5.35         5.06       0.07       0.46       0.88
                          ---------------------------------------------------------
 Total from investment
  operations                    5.05         4.92       0.05       0.43       0.93
                          ---------------------------------------------------------
Distributions
 Distributions from
  realized capital gains       (4.67)           -          -          -          -
-------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $19.21       $18.83     $13.91     $13.86     $13.43
-------------------------------------------------------------------------------------
Total Return                   23.34%       35.37%      0.36%      3.20%      7.44%+
-------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------
 Net assets, end of
  period (000's)              $6,003       $2,309     $2,173     $3,225     $2,120
-------------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         1.97%        1.90%      1.90%      1.90%      1.90%#
-------------------------------------------------------------------------------------
 Ratio of net investment
  income/(loss) to
  average net assets           (1.21%)      (0.87%)    (0.12%)    (0.19%)    (0.50%)#
-------------------------------------------------------------------------------------
 Portfolio turnover rate         537%         202%        54%        75%        67%#
-------------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    2.21%        2.24%      2.23%      2.46%      3.07%#
-------------------------------------------------------------------------------------

*  Commencement of Operations
** Net investment income per share has been calculated using the average share method
#  Annualized
+  Non-annualized


---------
77

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                   International Small Cap Fund
                          ------------------------------------------------------
                                             Class B
                          ------------------------------------------------------
                                         Year       Year       Year     3/04/96*
                          Year Ended    Ended      Ended      Ended        to
                          10/31/00**   10/31/99   10/31/98   10/31/97   10/31/96
-----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $18.35     $13.66     $13.71     $13.37     $12.50
-----------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                (0.43)     (0.27)     (0.12)     (0.11)     (0.01)
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency              5.18       4.96       0.07       0.45       0.88
                          ---------------------------------------------------------
 Total from investment
  operations                    4.75       4.69      (0.05)      0.34       0.87
                          ---------------------------------------------------------
Distributions
 Distributions from
  realized capital gains       (4.67)         -          -          -          -
-----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $18.43     $18.35     $13.66     $13.71     $13.37
-----------------------------------------------------------------------------------
Total Return                   22.16%     34.33%     (0.36%)     2.54%      6.96%+
-----------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------
 Net assets, end of
  period (000's)             $11,665     $7,417     $7,073     $7,369     $5,068
-----------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         2.62%      2.55%      2.55%      2.55%      2.55%#
-----------------------------------------------------------------------------------
 Ratio of net investment
  income/(loss) to
  average net assets           (1.87%)    (1.53%)    (0.79%)    (0.84%)    (0.15%)#
-----------------------------------------------------------------------------------
 Portfolio turnover rate         537%       202%        54%        75%        67%#
-----------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    2.85%      2.89%      2.88%      2.98%      3.27%#
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   International Small Cap Fund
                          ------------------------------------------------------
                                             Class C
                          ------------------------------------------------------
                                         Year       Year       Year     3/04/96*
                          Year Ended    Ended      Ended      Ended        to
                          10/31/00**   10/31/99   10/31/98   10/31/97   10/31/96
-----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $18.37     $13.66     $13.71     $13.37     $12.50
-----------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                (0.43)     (0.31)     (0.12)     (0.11)     (0.01)
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency              5.23       5.02       0.07       0.45       0.88
                          ---------------------------------------------------------
 Total from investment
  operations                    4.80       4.71      (0.05)      0.34       0.87
                          ---------------------------------------------------------
Distributions
 Distributions from
  realized capital gains       (4.67)         -          -          -          -
-----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $18.50     $18.37     $13.66     $13.71     $13.37
-----------------------------------------------------------------------------------
Total Return                   22.43%     34.48%     (0.36%)     2.54%      6.96%+
-----------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------
 Net assets, end of
  period (000's)              $9,893     $5,972     $6,195     $7,025     $5,517
-----------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         2.62%      2.55%      2.55%      2.55%      2.55%#
-----------------------------------------------------------------------------------
 Ratio of net investment
  income/(loss) to
  average net assets           (1.84%)    (1.53%)    (0.78%)    (0.84%)    (0.15%)#
-----------------------------------------------------------------------------------
 Portfolio turnover rate         537%       202%        54%        75%        67%#
-----------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    2.86%      2.89%      2.88%      2.96%      3.25%#
-----------------------------------------------------------------------------------

*  Commencement of Operations
** Net investment income per share has been calculated using the average share method
#  Annualized
+  Non-annualized


                                                                       ---------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                            Balanced Fund
                          ------------------------------------------------------
                                               Class A
                          ------------------------------------------------------
                                                    Year      Year
                          Year Ended  Year Ended   Ended     Ended    Year Ended
                          10/31/00**  10/31/99**  10/31/98  10/31/97  10/31/96**
---------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $10.56      $11.48    $12.58    $12.33      $12.02
---------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 0.14        0.24      0.25      0.34        0.39
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency              0.32       (0.09)     1.04      1.52        1.07
                          -------------------------------------------------------
 Total from investment
  operations                    0.46        0.15      1.29      1.86        1.46
                          -------------------------------------------------------
Distributions
 Dividends from net
  investment income            (0.28)      (0.23)    (0.32)    (0.45)      (0.40)
 Distributions from
  realized capital gains       (1.31)      (0.84)    (2.07)    (1.16)      (0.75)
                          -------------------------------------------------------
 Total distributions           (1.59)      (1.07)    (2.39)    (1.61)      (1.15)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                        $9.43      $10.56    $11.48    $12.58      $12.33
---------------------------------------------------------------------------------
Total Return                    5.67%       1.20%    12.42%    17.01%      13.10%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of
  period (000's)              $7,910      $5,936   $14,415   $12,294     $10,873
---------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         1.50%       1.39%     1.39%     1.34%       1.34%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets            1.54%       2.18%     2.11%     2.74%       3.32%
---------------------------------------------------------------------------------
 Portfolio turnover rate         217%        198%      185%      211%        253%
---------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    1.76%       1.60%     1.53%     1.59%       1.55%
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Balanced Fund
                          --------------------------------------------------------
                                                Class B
                          --------------------------------------------------------
                             Year                   Year
                            Ended     Year Ended   Ended    Year Ended  Year Ended
                          10/31/00**  10/31/99**  10/31/98  10/31/97**  10/31/96**
-----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $10.49      $11.40    $12.49      $12.26      $11.98
-----------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 0.08        0.18      0.18        0.25        0.31
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency              0.34       (0.10)     1.04        1.53        1.07
                          ---------------------------------------------------------
 Total from investment
  operations                    0.42        0.08      1.22        1.78        1.38
                          ---------------------------------------------------------
Distributions
 Dividends from net
  investment income            (0.22)      (0.15)    (0.24)      (0.39)      (0.35)
 Distributions from
  realized capital gains       (1.31)      (0.84)    (2.07)      (1.16)      (0.75)
                          ---------------------------------------------------------
 Total distributions           (1.53)      (0.99)    (2.31)      (1.55)      (1.10)
-----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                        $9.38      $10.49    $11.40      $12.49      $12.26
-----------------------------------------------------------------------------------
Total Return                    5.17%       0.57%    11.71%      16.27%      12.35%
-----------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------
 Net assets, end of
  period (000's)             $15,566     $13,958   $18,929     $17,140     $16,219
-----------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         2.15%       2.04%     2.04%       1.99%       1.99%
-----------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets            0.87%       1.60%     1.46%       2.09%       2.67%
-----------------------------------------------------------------------------------
 Portfolio turnover rate         217%        198%      185%        211%        253%
-----------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    2.41%       2.25%     2.18%       2.23%       2.20%
-----------------------------------------------------------------------------------

** Net investment income per share has been calculated using the average share method


---------
79

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                           Balanced Fund
                          ----------------------------------------------------
                                              Class C
                          ----------------------------------------------------
                                                    Year      Year      Year
                          Year Ended  Year Ended   Ended     Ended     Ended
                          10/31/00**  10/31/99**  10/31/98  10/31/97  10/31/96
------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $10.63      $11.54    $12.62    $12.35    $12.02
------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 0.08        0.17      0.18      0.25      0.32
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency              0.32       (0.09)     1.05      1.54      1.07
                          ----------------------------------------------------
 Total from investment
  operations                    0.40        0.08      1.23      1.79      1.39
                          ----------------------------------------------------
Distributions
 Dividends from net
  investment income            (0.22)      (0.15)    (0.24)    (0.36)    (0.31
 Distributions from
  realized capital gains       (1.31)      (0.84)    (2.07)    (1.16)    (0.75
                          ----------------------------------------------------
 Total distributions           (1.53)      (0.99)    (2.31)    (1.52)    (1.06
------------------------------------------------------------------------------
Net Asset Value, End of
 Period                        $9.50      $10.63    $11.54    $12.62    $12.35
------------------------------------------------------------------------------
Total Return                    4.86%       0.58%    11.68%    16.21%    12.41
------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------
 Net assets, end of
  period (000's)             $37,282     $53,669   $65,049   $68,261   $72,821
------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         2.15%       2.04%     2.04%     1.99%     1.99
------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets            0.88%       1.55%     1.47%     2.09%     2.67
------------------------------------------------------------------------------
 Portfolio turnover rate         217%        198%      185%      211%      253
------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    2.43%       2.25%     2.18%     2.20%     2.20
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           Core Bond Fund
                              (formerly Investment Quality Bond Fund)
                          -----------------------------------------------------
                                              Class A
                          -----------------------------------------------------
                                                     Year      Year      Year
                          Year Ended  Year Ended    Ended     Ended     Ended
                          10/31/00**  10/31/99**   10/31/98  10/31/97  10/31/96
--------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period           $9.85      $10.63     $10.52    $10.34    $10.56
--------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 0.62        0.66       0.68      0.67      0.66
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency             (0.21)      (0.77)      0.10      0.18     (0.20)
                          -----------------------------------------------------
 Total from investment
  operations                    0.41       (0.11)      0.78      0.85      0.46
                          -----------------------------------------------------
Distributions
 Dividends from net
  investment income            (0.66)      (0.67)     (0.67)    (0.67)    (0.68)
--------------------------------------------------------------------------------
Net Asset Value, End of
 Period                        $9.60       $9.85     $10.63    $10.52    $10.34
--------------------------------------------------------------------------------
Total Return                    4.35%      (1.08%)     7.63%     8.57%     4.52%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of
  period (000's)              $3,858      $3,507     $6,730    $7,110    $9,056
--------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         1.29%       1.25%      1.25%     1.25%     1.25%
--------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets            6.45%       4.77%      6.45%     6.54%     6.37%
--------------------------------------------------------------------------------
 Portfolio turnover rate          94%         43%        48%       65%       56%
--------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    1.78%       1.70%      1.54%     1.62%     1.55%
--------------------------------------------------------------------------------

** Net investment income per share has been calculated using the average share method


                                                                       ---------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------


                                            Core Bond Fund
                               (formerly Investment Quality Bond Fund)
                          -------------------------------------------------------
                                               Class B
                          -------------------------------------------------------
                             Year        Year        Year      Year       Year
                            Ended       Ended       Ended     Ended      Ended
                          10/31/00**  10/31/99**   10/31/98  10/31/97  10/31/96**
----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period           $9.85      $10.62     $10.52    $10.33      $10.55
----------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 0.58        0.59       0.61      0.60        0.60
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency             (0.24)      (0.75)      0.10      0.20       (0.20)
                          -------------------------------------------------------
 Total from investment
  operations                    0.34       (0.16)      0.71      0.80        0.40
                          -------------------------------------------------------
Distributions
 Dividends from net
  investment income            (0.60)      (0.61)     (0.61)    (0.61)      (0.62)
----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                        $9.59       $9.85     $10.62    $10.52      $10.33
----------------------------------------------------------------------------------
Total Return                    3.70%      (1.56%)     6.93%     8.05%       3.92%
----------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------
 Net assets, end of
  period (000's)              $4,937      $4,295     $4,845    $4,613      $4,678
----------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         1.95%       1.90%      1.90%     1.90%       1.90%
----------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets            5.95%       5.71%      5.81%     5.89%       5.72%
----------------------------------------------------------------------------------
 Portfolio turnover rate          94%         43%        48%       65%         56%
----------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    2.45%       2.39%      2.20%     2.33%       2.27%
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            Core Bond Fund
                               (formerly Investment Quality Bond Fund)
                          -------------------------------------------------------
                                               Class C
                          -------------------------------------------------------
                             Year        Year        Year      Year       Year
                            Ended       Ended       Ended     Ended      Ended
                          10/31/00**  10/31/99**   10/31/98  10/31/97  10/31/96**
----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period           $9.85      $10.62     $10.52    $10.33      $10.55
----------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 0.57        0.59       0.61      0.60        0.60
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency             (0.23)      (0.75)      0.10      0.20       (0.20)
                          --------------------------------------------------------
 Total from investment
  operations                    0.34       (0.16)      0.71      0.80        0.40
                          --------------------------------------------------------
Distributions
 Dividends from net
  investment income            (0.60)      (0.61)     (0.61)    (0.61)      (0.62)
----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                        $9.59       $9.85     $10.62    $10.52      $10.33
----------------------------------------------------------------------------------
Total Return                    3.70%      (1.56%)     6.93%     8.05%       3.92%
----------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------
 Net assets, end of
  period (000's)              $2,778      $4,593     $5,532    $6,109      $7,543
----------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         1.95%       1.90%      1.90%     1.90%       1.90%
----------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets            5.84%       5.70%      5.81%     5.89%       5.72%
----------------------------------------------------------------------------------
 Portfolio turnover rate          94%         43%        48%       65%         56%
----------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by adviser                    2.49%       2.38%      2.20%     2.29%       2.22%
----------------------------------------------------------------------------------

** Net investment income per share has been calculated using the average share method


---------
81

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                       High Yield Bond Fund/1/
                          -------------------------------------------------------
                                Class A               Class B           Class C
                          --------------------  ---------------------  ----------
                             Year       Year       Year        Year     8/21/00*
                            Ended      Ended      Ended       Ended        to
                          10/31/00**  10/31/99  10/31/00**   10/31/99  10/31/00**
------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period           $9.43    $10.00       $9.43     $10.00       $9.00
------------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 0.88      0.81        0.82       0.74        0.20
 Net realized and
  unrealized gain/(loss)
  on Investments and
  foreign currency             (0.87)    (0.57)      (0.88)     (0.57)      (0.49)
                          ----------------------------------------------------------
 Total from investment
  operations                    0.01      0.24       (0.06)      0.17       (0.29)
                          ----------------------------------------------------------
Distributions
 Dividends from net
  investment income            (0.88)    (0.81)      (0.82)     (0.74)      (0.16)
------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                        $8.56     $9.43       $8.55      $9.43       $8.55
------------------------------------------------------------------------------------
Total Return                    0.04%     2.28%      (0.83%)     1.53%      (3.29%)+
------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------
 Net assets, end of
  period (000's)                $286       $34      $1,594       $652        $545
------------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         1.38%     1.25%       2.10%      2.00%       2.07%#
------------------------------------------------------------------------------------
 Ratio of net investment
  income to average net
  assets                       10.13%     5.69%       9.41%      7.30%       9.10%#
------------------------------------------------------------------------------------
 Portfolio turnover rate          57%       72%         57%        72%         57%
------------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by advisor                    1.81%     2.01%       2.52%      2.37%       2.07%#
------------------------------------------------------------------------------------

/1/ The financial information for the fiscal periods prior to July 7, 2000 reflect the financial information for the AGSPC2 High Yield Bond Fund, which was reorganized into North American High Yield Bond Fund on that date.

*   Commencement of Operations

** Net investment income per share has been calculated using the average month-end share method

#   Annualized

+   Non-annualized



                                                                       ---------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                           Municipal Bond Fund
                                    (formerly National Municipal Bond)
                               -------------------------------------------------
                                                 Class A
                               -------------------------------------------------
                                 Year      Year       Year      Year      Year
                                Ended     Ended      Ended     Ended     Ended
                               10/31/00  10/31/99   10/31/98  10/31/97  10/31/96
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                           $9.48    $10.22     $10.09     $9.73     $9.62
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)      0.45      0.45       0.47      0.48      0.48
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency             0.18     (0.74)      0.13      0.36      0.11
                               --------------------------------------------------
 Total from investment
  operations                       0.63     (0.29)      0.60      0.84      0.59
                               --------------------------------------------------
Distributions
Dividends from net investment
 income                           (0.46)    (0.45)     (0.47)    (0.48)    (0.48)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                           $9.65     $9.48     $10.22    $10.09     $9.73
---------------------------------------------------------------------------------
Total Return                       6.80%    (2.95%)     6.04%     8.85%     6.31%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                        $7,774    $4,435     $5,820    $6,347    $7,710
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets               1.01%     1.00%      1.00%     0.99%     0.99%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                       4.74%     4.52%      4.60%     4.87%     4.99%
---------------------------------------------------------------------------------
 Portfolio turnover rate             48%       46%        43%       29%       49%
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by adviser         1.61%     1.41%      1.23%     1.23%     1.25%
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           Municipal Bond Fund
                                    (formerly National Municipal Bond)
                               -------------------------------------------------
                                                 Class B
                               -------------------------------------------------
                                 Year      Year       Year      Year      Year
                                Ended     Ended      Ended     Ended     Ended
                               10/31/00  10/31/99   10/31/98  10/31/97  10/31/96
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                           $9.48    $10.22     $10.09     $9.73     $9.62
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)      0.37      0.37       0.38      0.40      0.40
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency             0.18     (0.74)      0.13      0.36      0.11
                               --------------------------------------------------
 Total from investment
  operations                       0.55     (0.37)      0.51      0.76      0.51
                               --------------------------------------------------
Distributions
 Dividends from net
  investment income               (0.38)    (0.37)     (0.38)    (0.40)    (0.40)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                           $9.65     $9.48     $10.22    $10.09     $9.73
---------------------------------------------------------------------------------
Total Return                       5.92%    (3.77%)     5.15%     7.94%     5.41%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                        $6,416    $4,197     $5,273    $6,532    $6,130
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets               1.88%     1.85%      1.85%     1.84%     1.84%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                       3.89%     3.67%      3.75%     4.02%     4.14%
---------------------------------------------------------------------------------
 Portfolio turnover rate             48%       46%        43%       29%       49%
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by adviser         2.47%     2.26%      2.08%     2.15%     2.11%
---------------------------------------------------------------------------------


---------
83

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                           Municipal Bond Fund
                                    (formerly National Municipal Bond)
                               -------------------------------------------------
                                                 Class C
                               -------------------------------------------------
                                 Year      Year       Year      Year      Year
                                Ended     Ended      Ended     Ended     Ended
                               10/31/00  10/31/99   10/31/98  10/31/97  10/31/96
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                           $9.48    $10.22     $10.09     $9.73     $9.62
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)      0.38      0.37       0.38      0.40      0.40
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency             0.17     (0.74)      0.13      0.36      0.11
                               -----------------------------------------------
 Total from investment
  operations                       0.55     (0.37)      0.51      0.76      0.51
                               -----------------------------------------------
Distributions
 Dividends from net
  investment income               (0.38)    (0.37)     (0.38)    (0.40)    (0.40)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                           $9.65     $9.48     $10.22    $10.09     $9.73
---------------------------------------------------------------------------------
Total Return                       5.93%    (3.77%)     5.15%     7.94%     5.41%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                        $2,297    $3,931     $5,147    $5,305    $5,693
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets               1.87%     1.85%      1.85%     1.84%     1.84%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                       3.97%     3.67%      3.75%     4.02%     4.14%
---------------------------------------------------------------------------------
 Portfolio turnover rate             48%       46%        43%       29%       49%
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by adviser         2.53%     2.26%      2.08%     2.15%     2.25%
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          Strategic Income Fund
                                ------------------------------------------------
                                                  Class A
                                ------------------------------------------------
                                  Year      Year      Year      Year      Year
                                 Ended     Ended     Ended     Ended     Ended
                                10/31/00  10/31/99  10/31/98  10/31/97  10/31/96
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                            $8.40     $8.99     $9.76     $9.80     $9.07
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)       0.72      0.72      0.67      0.70      0.80
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency             (0.38)    (0.53)    (0.63)     0.28      0.72
                                ------------------------------------------------
 Total from investment
  operations                        0.34      0.19      0.04      0.98      1.52
                                ------------------------------------------------
Distributions
 Dividends from net investment
  income                           (0.75)    (0.73)    (0.67)    (0.84)    (0.79)
 Distributions from realized
  capital gains                        -    (0.05)     (0.14)    (0.18)        -
                                ------------------------------------------------
 Total distributions               (0.75)    (0.78)    (0.81)    (1.02)    (0.79)
---------------------------------------------------------------------------------
Net Asset Value, End of Period     $7.99     $8.40     $8.99     $9.76     $9.80
---------------------------------------------------------------------------------
Total Return                        4.09%     2.10%     0.22%    10.57%    17.35%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                         $6,439    $8,997   $15,296   $15,924   $13,382
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets                1.55%     1.50%     1.50%     1.50%     1.50%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average net
  assets                            8.70%     8.21%     7.02%     7.25%     8.28%
---------------------------------------------------------------------------------
 Portfolio turnover rate              46%      119%      162%      193%       68%
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by adviser          1.87%     1.67%     1.56%     1.61%     1.65%
---------------------------------------------------------------------------------


                                                                       ---------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                         Strategic Income Fund
                               -------------------------------------------------
                                                 Class B
                               -------------------------------------------------
                                 Year      Year      Year       Year      Year
                                Ended     Ended     Ended      Ended     Ended
                               10/31/00  10/31/99  10/31/98   10/31/97  10/31/96
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                           $8.41     $8.99     $9.76      $9.80     $9.07
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)      0.67      0.66      0.61       0.64      0.73
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency            (0.39)    (0.52)    (0.63)      0.28      0.73
                               --------------------------------------------------
 Total from investment
  operations                       0.28      0.14     (0.02)      0.92      1.46
                               --------------------------------------------------
Distributions
 Dividends from net
  investment income               (0.70)    (0.67)    (0.61)     (0.78)    (0.73)
 Distributions from realized
  capital gains                       -     (0.05)    (0.14)     (0.18)        -
                               --------------------------------------------------
 Total distributions              (0.70)    (0.72)    (0.75)     (0.96)    (0.73)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                           $7.99     $8.41     $8.99      $9.76     $9.80
---------------------------------------------------------------------------------
Total Return                       3.33%     1.56%    (0.43%)     9.86%    16.59%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                       $15,131   $21,340   $29,210    $34,590   $30,890
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets               2.20%     2.15%     2.15%      2.15%     2.15%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                       8.00%     7.58%     6.39%      6.60%     7.63%
---------------------------------------------------------------------------------
 Portfolio turnover rate             46%      119%      162%       193%       68%
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by adviser         2.52%     2.32%     2.21%      2.23%     2.27%
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          Strategic Income Fund
                               -------------------------------------------------
                                                 Class C
                               -------------------------------------------------
                                 Year      Year      Year       Year      Year
                                Ended     Ended     Ended      Ended     Ended
                               10/31/00  10/31/99  10/31/98   10/31/97  10/31/96
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                           $8.41     $8.99     $9.76      $9.80     $9.07
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)      0.67      0.66      0.61       0.64      0.73
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency            (0.39)    (0.52)    (0.63)      0.28      0.73
                               ------------------------------------------------
 Total from investment
  operations                       0.28      0.14     (0.02)      0.92      1.46
                               ------------------------------------------------
Distributions
 Dividends from net
  investment income               (0.70)    (0.67)    (0.61)     (0.78)    (0.73)
 Distributions from realized
  capital gains                       -     (0.05)    (0.14)     (0.18)        -
                               ------------------------------------------------
 Total distributions              (0.70)    (0.72)    (0.75)     (0.96)    (0.73)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                           $7.99     $8.41     $8.99      $9.76     $9.80
---------------------------------------------------------------------------------
Total Return                       3.32%     1.56%    (0.43%)     9.86%    16.59%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                       $13,056   $20,749   $33,537    $32,683   $22,783
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets               2.20%     2.15%     2.15%      2.15%     2.15%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                       8.04%     7.57%     6.37%      6.60%     7.63%
---------------------------------------------------------------------------------
 Portfolio turnover rate             46%      119%      162%       193%       68%
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by adviser         2.52%     2.32%     2.21%      2.24%     2.28%
---------------------------------------------------------------------------------


---------
85

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                    U.S. Government Securities Fund
                             --------------------------------------------------
                                                Class A
                             --------------------------------------------------
                                           Year      Year      Year      Year
                             Year Ended   Ended     Ended     Ended     Ended
                             10/31/00**  10/31/99  10/31/98  10/31/97  10/31/96
--------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                        $9.55    $10.08     $9.94     $9.80     $9.98
--------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                    0.55      0.53      0.56      0.59      0.56
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency            (0.02)    (0.48)     0.16      0.13     (0.12)
                             --------------------------------------------------1
 Total from investment
  operations                       0.53      0.05      0.72      0.72      0.44
                             --------------------------------------------------1
Distributions
 Dividends from net
  investment income               (0.58)    (0.58)    (0.58)    (0.58)    (0.56)
 Distributions in excess of
  net investment income               -         -         -         -     (0.06)
                             ---------------------------------------------------
 Total distributions              (0.58)    (0.58)    (0.58)    (0.58)    (0.62)
--------------------------------------------------------------------------------
Net Asset Value, End of
 Period                           $9.50     $9.55    $10.08     $9.94     $9.80
--------------------------------------------------------------------------------
Total Return                       5.76%     0.48%     7.41%     7.56%     4.64%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                       $29,468   $35,495   $49,624   $53,235   $72,774
--------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets               1.25%     1.25%     1.25%     1.25%     1.25%
--------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                       5.90%     5.64%     5.65%     6.20%     5.71%
--------------------------------------------------------------------------------
 Portfolio turnover rate            193%       63%      116%      364%      477%
--------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement by
  adviser                          1.62%     1.46%     1.40%     1.42%     1.41%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    U.S. Government Securities Fund
                             --------------------------------------------------
                                                Class B
                             --------------------------------------------------
                                           Year      Year      Year      Year
                             Year Ended   Ended     Ended     Ended     Ended
                             10/31/00**  10/31/99  10/31/98  10/31/97  10/31/96
--------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                        $9.56    $10.07     $9.94     $9.80     $9.98
--------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                    0.49      0.47      0.49      0.54      0.50
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency            (0.04)    (0.47)     0.15      0.11     (0.12)
                             ---------------------------------------------------
 Total from investment
  operations                       0.45      0.00      0.64      0.65      0.38
                             ---------------------------------------------------
Distributions
 Dividends from net
  investment income               (0.51)    (0.51)    (0.51)    (0.51)    (0.50)
 Distributions in excess of
  net investment income               -         -         -         -     (0.06)
                             ---------------------------------------------------
 Total distributions              (0.51)    (0.51)    (0.51)    (0.51)    (0.56)
--------------------------------------------------------------------------------
Net Asset Value, End of
 Period                           $9.50     $9.56    $10.07     $9.94     $9.80
--------------------------------------------------------------------------------
Total Return                       4.91%     0.01%     6.60%     6.84%     3.97%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                        $8,326   $12,072   $17,850   $16,659   $19,444
--------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets               1.90%     1.90%     1.90%     1.90%     1.90%
--------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                       5.27%     5.00%     4.99%     5.55%     5.06%
--------------------------------------------------------------------------------
 Portfolio turnover rate            193%       63%      116%      364%      477%
--------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement by
  adviser                          2.27%     2.11%     2.05%     2.09%     2.06%
--------------------------------------------------------------------------------

** Net investment income per share has been calculated using the average share method


                                                                       ---------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                    U.S. Government Securities Fund
                            ----------------------------------------------------
                                                Class C
                            ----------------------------------------------------
                               Year       Year      Year      Year       Year
                              Ended      Ended     Ended     Ended      Ended
                            10/31/00**  10/31/99  10/31/98  10/31/97  10/31/96**
---------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                       $9.56    $10.07     $9.94     $9.80       $9.98
---------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                   0.49      0.47      0.49      0.54        0.50
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency               (0.04)    (0.47)     0.15      0.11       (0.12)
                            -----------------------------------------------------
 Total from investment
  operations                      0.45      0.00      0.64      0.65        0.38
                            -----------------------------------------------------
Distributions
 Dividends from net
  investment income              (0.51)    (0.51)    (0.51)    (0.51)      (0.50)
 Distributions in excess
  of net investment income           -         -         -         -       (0.06)
                            -----------------------------------------------------
 Total distributions             (0.51)    (0.51)    (0.51)    (0.51)      (0.56)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                          $9.50     $9.56    $10.07     $9.94       $9.80
---------------------------------------------------------------------------------
Total Return                      4.91%     0.01%     6.60%     6.84%       3.97%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                       $6,846   $10,817   $12,708   $14,716     $20,009
---------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets           1.90%     1.90%     1.90%     1.90%       1.90%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                      5.27%     5.00%     5.00%     5.55%       5.06%
---------------------------------------------------------------------------------
 Portfolio turnover rate           193%       63%      116%      364%        477%
---------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement by
  adviser                         2.28%     2.11%     2.05%     2.09%       2.06%
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Money Market Fund
                                ------------------------------------------------
                                                  Class A
                                ------------------------------------------------
                                  Year      Year      Year      Year      Year
                                 Ended     Ended     Ended     Ended     Ended
                                10/31/00  10/31/99  10/31/98  10/31/97  10/31/96
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                            $1.00     $1.00     $1.00     $1.00     $1.00
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)       0.05      0.04      0.05      0.05      0.05
Distributions
 Dividends from net investment
  income                           (0.05)    (0.04)    (0.05)    (0.05)    (0.05)
---------------------------------------------------------------------------------
Net Asset Value, End of Period     $1.00     $1.00     $1.00     $1.00     $1.00
---------------------------------------------------------------------------------
Total Return                        5.57%     4.56%     5.18%     5.13%     5.16%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                        $25,610    $6,030   $10,295   $11,057    $8,087
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets                0.69%     0.50%     0.50%     0.50%     0.50%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average net
  assets                            5.72%     4.46%     5.06%     5.02%     5.02%
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by adviser          0.94%     0.95%     0.92%     0.96%     0.95%
---------------------------------------------------------------------------------

** Net investment income per share has been calculated using the average month-end share method


---------
87

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------


                                             Money Market Fund
                                ------------------------------------------------
                                                  Class B
                                ------------------------------------------------
                                  Year      Year      Year      Year      Year
                                 Ended     Ended     Ended     Ended     Ended
                                10/31/00  10/31/99  10/31/98  10/31/97  10/31/96
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                            $1.00     $1.00     $1.00     $1.00     $1.00
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)       0.05      0.04      0.05      0.05      0.05
Distributions
 Dividends from net investment
  income                           (0.05)    (0.04)    (0.05)    (0.05)    (0.05)
---------------------------------------------------------------------------------
Net Asset Value, End of Period     $1.00     $1.00     $1.00     $1.00     $1.00
---------------------------------------------------------------------------------
Total Return                        5.57%     4.56%     5.18%     5.13%     5.16%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                         $8,096    $4,551    $5,919    $3,332    $3,062
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets                0.67%     0.50%     0.50%     0.50%     0.50%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average net
  assets                            5.54%     4.47%     5.02%     5.02%     5.02%
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by adviser          0.93%     0.99%     0.98%     1.05%     1.18%
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Money Market Fund
                                ------------------------------------------------
                                                  Class C
                                ------------------------------------------------
                                  Year      Year      Year      Year      Year
                                 Ended     Ended     Ended     Ended     Ended
                                10/31/00  10/31/99  10/31/98  10/31/97  10/31/96
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                            $1.00     $1.00     $1.00     $1.00     $1.00
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)       0.05      0.04      0.05      0.05      0.05
Distributions
 Dividends from net investment
  income                           (0.05)    (0.04)    (0.05)    (0.05)    (0.05)
---------------------------------------------------------------------------------
Net Asset Value, End of Period     $1.00     $1.00     $1.00     $1.00     $1.00
---------------------------------------------------------------------------------
Total Return                        5.57%     4.56%     5.18%     5.13%     5.16%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                         $7,195    $8,644    $8,237    $7,539    $9,840
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets                0.67%     0.50%     0.50%     0.50%     0.50%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average net
  assets                            5.37%     4.48%     5.05%     5.01%     5.02%
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by adviser          1.00%     1.01%     0.94%     1.00%     0.98%
---------------------------------------------------------------------------------


                                                                       ---------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

-------------------------------------------------------------------------------

                                      Municipal Money Market Fund/1/
                               ------------------------------------------------
                                    Class A             Class B        Class C
                               ------------------  ------------------  --------
                                 Year      Year      Year      Year    8/10/00*
                                Ended     Ended     Ended     Ended       to
                               10/31/00  10/31/99  10/31/00  10/31/99  10/31/00
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                           $1.00     $1.00     $1.00     $1.00     $1.00
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)      0.03      0.02      0.03      0.01      0.01
Distributions
 Dividends from net
  investment income               (0.03)    (0.02)    (0.03)    (0.01)    (0.01)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                           $1.00     $1.00     $1.00     $1.00     $1.00
---------------------------------------------------------------------------------
Total Return                       3.06%     2.18%     2.48%     1.42%     0.71%+
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                        $4,452    $3,651    $2,777    $2,841      $108
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets               0.97%     1.05%     1.54%     1.80%     0.75%#
---------------------------------------------------------------------------------
 Ratio of net investment
  income to average net
  assets                           3.03%     2.18%     2.44%     1.42%     2.78%#
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by advisor         1.44%     1.89%     2.00%     2.69%     1.16%#
---------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                 Aggressive Growth LifeStyle Fund/2/
                          ------------------------------------------------------
                                Class A               Class B          Class C
                          --------------------  --------------------  ----------
                             Year       Year       Year       Year     8/10/00*
                            Ended      Ended      Ended      Ended        to
                          10/31/00**  10/31/99  10/31/00**  10/31/99  10/31/00**
-----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $11.92    $10.00      $11.90    $10.00      $13.03
-----------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 1.39      0.07        1.46      0.06        0.86
 Net realized and
  unrealized gain/(loss)
  on investments                0.53      1.91        0.48      1.89       (1.09)
                          ---------------------------------------------------------
 Total from investment
  operations                    1.92      1.98        1.94      1.95       (0.23)
Distributions
 Dividends from net
  investment income            (0.98)    (0.06)      (0.96)    (0.05)          -
 Distributions from
  realized capital gains       (0.15)        -       (0.15)        -           -
                          ---------------------------------------------------------
 Total distributions           (1.13)    (0.06)      (1.11)    (0.05)          -
-----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $12.71    $11.92      $12.73    $11.90      $12.80
-----------------------------------------------------------------------------------
Total Return                   16.27%    19.65%      16.30%    19.52%      (1.77%)+
-----------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------
 Net assets, end of
  period (000's)              $4,064    $1,929     $13,450    $4,915        $184
-----------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         0.12%     0.10%       0.24%     0.10%       0.73%#
-----------------------------------------------------------------------------------
 Ratio of net investment
  income to average net
  assets                       10.81%     0.63%      11.51%     0.66%      39.30%#
-----------------------------------------------------------------------------------
 Portfolio turnover rate          53%        9%         53%        9%         53%#
-----------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by advisor                    0.14%     0.10%       0.41%     0.10%       0.89%#
-----------------------------------------------------------------------------------

/1/ The financial information for the fiscal periods prior to July 7, 2000 reflect the financial information for the AGSPC2 Municipal Money Market Fund, which was reorganized into North American Municipal Money Market
    Fund on that date.
/2/ The financial information for the fiscal periods prior to July 7, 2000 reflect the financial information for the AGSPC2 Aggressive Growth LifeStyle Fund, which was reorganized into North American Aggressive Growth LifeStyle Fund on that date.
*   Commencement of Operations
** Net investment income per share has been calculated using the average month-end share method
#   Annualized
+   Non-annualized


---------
89

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                  Moderate Growth LifeStyle Fund/1/
                          ------------------------------------------------------
                                Class A               Class B          Class C
                          --------------------  --------------------  ----------
                             Year       Year       Year       Year     7/12/00*
                            Ended      Ended      Ended      Ended        to
                          10/31/00**  10/31/99  10/31/00**  10/31/99  10/31/00**
----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $11.40    $10.00      $11.42    $10.00      $12.77
----------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 0.99      0.14        1.02      0.12        0.73
 Net realized and
  unrealized gain/(loss)
  on investments                0.50      1.39        0.47      1.41       (1.03)
                          --------------------------------------------------------
 Total from investment
  operations                    1.49      1.53        1.49      1.53       (0.30)
                          --------------------------------------------------------
Distributions
 Dividends from net
  investment income            (0.73)    (0.13)      (0.74)    (0.11)      (0.36)
 Distributions from
  realized capital gains       (0.09)        -       (0.09)                    -
                          --------------------------------------------------------
 Total distributions           (0.82)    (0.13)      (0.83)    (0.11)      (0.36)
----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $12.07    $11.40      $12.08    $11.42      $12.11
----------------------------------------------------------------------------------
Total Return                   13.27%    15.20%      13.22%    15.26%      (2.30%)
----------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------
 Net assets, end of
  period (000's)              $3,396    $1,918     $11,843    $5,553        $183
----------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         0.12%     0.10%       0.23%     0.10%       0.80%#
----------------------------------------------------------------------------------
 Ratio of net investment
  income to average net
  assets                        8.27%     1.33%       8.53%     1.40%      19.82%#
----------------------------------------------------------------------------------
 Portfolio turnover rate          47%       11%         47%       11%         47%
----------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by advisor                    0.12%     0.10%       0.23%     0.10%       0.80%#
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Conservative Growth LifeStyle Fund/1/
                          ------------------------------------------------------
                                Class A               Class B          Class C
                          --------------------  --------------------  ----------
                             Year       Year       Year       Year     7/20/00*
                            Ended      Ended      Ended      Ended        to
                          10/31/00**  10/31/99  10/31/00**  10/31/99  10/31/00**
----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $11.03    $10.00      $11.06    $10.00      $11.95
----------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 0.87      0.21        0.81      0.18        0.74
 Net realized and
  unrealized gain/(loss)
  on investments                0.39      1.02        0.45      1.05       (0.73)
                          --------------------------------------------------------
 Total from investment
  operations                    1.26      1.23        1.26      1.23        0.01
                          --------------------------------------------------------
Distributions
 Dividends from net
  investment income            (0.60)    (0.20)      (0.59)    (0.17)      (0.27)
 Distributions from
  realized capital gains       (0.10)        -       (0.10)        -           -
                          --------------------------------------------------------
 Total distributions           (0.70)    (0.20)      (0.69)    (0.17)      (0.27)
----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $11.59    $11.03      $11.63    $11.06      $11.69
----------------------------------------------------------------------------------
Total Return                   11.61%    12.30%      11.66%    12.21%       0.06%
----------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------
 Net assets, end of
  period (000's)              $3,420    $1,790     $10,354    $5,880        $150
----------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         0.12%     0.10%       0.23%     0.10%       0.86%#
----------------------------------------------------------------------------------
 Ratio of net investment
  income to average net
  assets                        7.62%     2.01%       7.15%     2.11%      22.43%#
----------------------------------------------------------------------------------
 Portfolio turnover rate          45%       10%         45%       10%         45%
----------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by advisor                    0.12%     0.10%       0.23%     0.10%       0.86%#
----------------------------------------------------------------------------------

/1/ The financial information for the fiscal periods prior to July 7, 2000 reflect the financial information for the AGSPC2 Conservative Growth Life-Style Fund, which was reorganized into North American Conservative Growth LifeStyle Fund on that date.
*   Commencement of operations
** Net investment income per share has been calculated using the average month-end share method
#   Annualized


                                                                       ---------

North American Funds
286 Congress Street
Boston, Massachusetts 02210
(800) 872-8037

Class A Shares
Class B Shares
Class C Shares

For Additional Information
More information about the Funds, including the SAI, is available to you free of charge.
To request additional information:

By Telephone
Call 1-800-872-8037

By Mail from the Funds
(There is no fee)
 Write to:
 North American Funds
 286 Congress Street
 Boston, MA 02210

By Mail or in Person from the Public
Reference Room of the Securities and
Exchange Commission (SEC). (You will
pay a duplication fee.)
 Visit or Write to:
 SEC's Public Reference Section
 450 Fifth Street, NW
 Washington, DC, 20549-6009
 1-800-SEC-0330

Online at the SEC's Internet Site
Text-only versions of fund documents can be viewed online or downloaded from http://www.sec.gov.

Statement of Additional Information (SAI)
The SAI provides additional information about the Trust and the Funds. The SAI and the auditor's report and financial statements included in the Trust's most recent Annual Report to its shareholders are incorporated by reference as part of this Prospectus.

Annual and Semi-annuals Reports
The Annual and Semi-annual Reports describe the Funds' performance, list portfolio holdings and include additional information about the Funds' investments.
The Annual Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.

Investment Company Act File: 811-05797

North American Funds
  286 Congress Street, Boston, MA 02210
  www.northamericanfunds.com





            [(background graphics is a listing of all subadvisors)]



Privacy Notice Included
-----------------------
0201:90201

                                  PROSPECTUS


North American Funds

A specialized family of mutual funds

                              managed by experts

                              with your dreams in mind.



                                                                  MARCH 1, 2001

                                                                  INSTITUTIONAL
                                                                  CLASS I SHARES


            [(background graphics is a listing of all subadvisors)]



The Securities and Exchange Commission has not approved
or disapproved of these securities or passed on the          American
adequacy or accuracy of this prospectus. Any representation      General
to the contrary is a criminal offense.                           Financial Group

U.S. Equity Funds
Growth & Income Fund
Large Cap Growth Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Science & Technology Fund
Small Cap Growth Fund
Small Cap Index Fund
Socially Responsible Fund
Stock Index Fund

International/Global Equity Funds
Global Equity Fund
International Equity Fund
International Small Cap Fund

Balanced Funds
Balanced Fund

LifeStyle Funds
Aggressive Growth LifeStyle Fund
Conservative Growth LifeStyle Fund
Moderate Growth LifeStyle Fund

Income Funds
Core Bond Fund
High Yield Bond Fund
Strategic Income Fund
U.S. Government Securities Fund

Money Market Funds
Money Market Fund

LOGO]

Table of Contents
Organization of Information

This Prospectus includes information about 21 different Funds.
    . Section I includes a summary of each Fund.
    . Section II includes additional information about the Funds' investment strategies, additional risk information and information about the Funds' management.
    . Section III includes information about how to invest and manage your North American Funds account.

    . Section IV includes our privacy notice and other information.

Section I: Summaries of the Funds............. Page 1
   . Investment Objective
   . Principal Investment Strategies
   . Main Risks
   . Investment Performance
   . Description of Main Risks
     North American Funds
     U.S. Equity Funds
     Growth & Income Fund                        Page 2
     Large Cap Growth Fund                       Page 3
     Mid Cap Growth Fund                         Page 4
     Mid Cap Value Fund                          Page 5
     Science & Technology Fund                   Page 6
     Small Cap Growth Fund                       Page 8
     Small Cap Index Fund                        Page 9
     Socially Responsible Fund                   Page 10
     Stock Index Fund                            Page 11
     International/Global Equity Funds
     Global Equity Fund                          Page 12
     International Equity Fund                   Page 13
     International Small Cap Fund                Page 14
     Balanced Funds
     Balanced Fund                               Page 15
     Lifestyle Funds
     Aggressive Growth LifeStyle Fund            Page 16
     Conservative Growth LifeStyle Fund          Page 18
     Moderate Growth LifeStyle Fund              Page 20
     Income Funds
     Core Bond Fund                              Page 22
     High Yield Bond Fund                        Page 23
     Strategic Income Fund                       Page 24
     U.S. Government Securities Fund             Page 25
     Money Market Funds
     Money Market Fund                           Page 26
Section II: Other Information About Each         Page 30
Fund..........................................
   . Fees and Expenses
   . More Information About Investment
     Strategies
   . Other Risks of Investing
   . Fund Management
Section III: Investing in the Funds...........   Page 50

This section includes the information you need about how to invest and how to redeem shares. It also includes other important information about pricing of fund shares, dividends and distributions, and taxes.

Section IV: Privacy Notice and Other             Page 54
Information...................................

Additional Information
If you'd like information additional to that included in this Prospectus, the back cover lists a number of places to call or to visit for additional materials.

Section I:

Fund Summaries

North American Funds (the "Trust") is a group of mutual funds that includes 24 separate investment portfolios, or Funds. Each Fund has a specific investment objective. Each Fund also has a subadvisor, a firm responsible for making investment decisions for the Fund. This Prospectus includes information about Institutional Class I shares for 21 of the Funds.

The summaries on the next 25 pages describe each Fund's investment objective and principal investment strategies, list the main risks of investing in the Fund, and show the Fund's past investment performance. Explanations of the main risks of investing in each Fund starts on page 27.

Below the Funds' descriptions are a bar chart and a table.

The bar chart shows annual return of one class of shares for each full calendar year in the life of the Fund. In certain cases, the class shown in the bar chart (either Class A shares or Class C shares, depending on the Fund) is not offered by this Prospectus, but the performance would have been substantially similar for Institutional Class I shares of the same fund, differing only to the extent that the classes have different expenses.

The table (the Average Annual Total Return Table) following each bar chart shows how that Fund's average annual returns for each class of shares for the last one, five and ten years (or since the Fund began, for newer Funds) compared to returns of a broad-based securities market index. Like the bar chart, in certain cases the Average Annual Total Return Table shows performance information for either Class A shares or Class C shares, depending on the Fund, neither of which are offered by this Prospectus. Where applicable, the table reflects sales charges, including the maximum initial sales charge for Class A shares, and the maximum applicable deferred sales charge for Class C shares.

A Fund's bar chart and table provide indications of the historical risk/return of an investment in the Fund.

It is important to remember that past performance does not predict future performance and that-as with any investment, it is possible to lose money by investing in the Funds. An investment in any of the Funds is not a deposit in a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

------
1

Growth & Income Fund
Investment Goal and Strategies

The investment objective of the Growth & Income Fund is to provide long-term growth of capital and income consistent with prudent investment risk. Wellington Management Company, LLP ("Wellington Management"), the Fund's subadvisor, pursues this objective by investing mostly in a diversified portfolio of common stocks of U.S. issuers that Wellington Management believes are of high quality. High quality companies are companies that Wellington Management believes have solid balance sheets, strong management teams, consistent earnings growth and market leadership in their industry. The Fund will typically invest in dividend-paying stocks of larger companies. The Fund may invest up to 20% of its total assets in foreign securities.

To select stocks for the Fund, Wellington Management assesses a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of fundamental value. Wel-lington Management will also monitor and evaluate the economic and political climate and the principal securities markets of the country in which each com-pany is located.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

Main Risks

 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)

 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with value stocks and the risk that the stocks the Fund buys may stop paying dividends)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. Wellington Management has been the subadvisor to the Fund since its inception. For periods prior to the inception of Institutional Class I shares (7/7/00), the table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class C shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares. The table compares the Fund's average annual returns to those of a broad based index. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.


CALENDAR YEAR TOTAL RETURNS FOR C SHARES
Annual Total Return
1992...........8.29%
1993...........9.20%
1994...........2.11%
1995..........26.78%
1996..........20.90%
1997..........31.64%
1998..........25.39%
1999..........16.74%
2000..........-8.86%
BEST QUARTER: QUARTER ENDED 12/31/98 20.06%
WORST QUARTER: QUARTER ENDED 9/30/98 -9.81%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                         Past     Past       Life of Fund
                         One Year Five Years (since 5/1/91)
-----------------------------------------------------------
 Class C                 -9.77%   16.25%        14.16%
-----------------------------------------------------------
 Institutional Class I   -8.86%   16.25%        14.16%
-----------------------------------------------------------
 S&P 500 Index(TM)       -9.10%   18.33%        16.40%

--------------------------------------------------------------------------------

                                                                          ------

Large Cap Growth Fund (formerly Growth Equity Fund)
Investment Goal and Strategies

The investment objective of the Large Cap Growth Fund is to seek long-term cap-ital growth. To achieve this goal, Founders Asset Management LLC ("Founders"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in the common stocks of well-established, high-quality growth companies whose earnings are expected by Founders to increase faster than the market average.
These companies tend to have strong performance records, solid market posi-tions, reasonable financial strength, and continuous operating records of three years or more.

Main Risks

 . Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)

 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with growth stock and investing in IPOs)

 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 . Sector Risk (the risk that securities of companies within specific sectors of the economy can perform differently than the overall market)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. Founders has been the subadvisor to the Fund since its inception. For periods prior to the inception of Institutional Class I shares (7/7/00), the table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares. The table compares the Fund's average annual returns to those of a broad based index. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.


CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1992................0%
1993................0%
1994................0%
1995................0%
1996................0%
1997............25.37%
1998............25.13%
1999............38.37%
2000...........-27.69%
BEST QUARTER: QUARTER ENDED 12/31/99 31.53%
WORST QUARTER: QUARTER ENDED 12/31/00 -24.47%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                         Past     Life of Fund
                         One Year (since 3/4/96)
------------------------------------------------
 Class A                 -31.85%     11.23%
------------------------------------------------
 Institutional Class I   -27.69%     12.61%
------------------------------------------------
 S&P 500 Index(TM)        -9.10%     17.96%

--------------------------------------------------------------------------------

------
3

Mid Cap Growth Fund (formerly Small/Mid Cap Growth Fund)
Investment Goal and Strategies

The investment objective of the Mid Cap Growth Fund is to seek long-term capi-tal appreciation. INVESCO Funds Group, Inc. ("INVESCO"), the Fund's subadvisor, invests primarily in common stocks of mid-sized companies--those with market capitalizations ranging from approximately $2 billion to $15 billion at the time of purchase--but also has the flexibility to invest in other types of securities including preferred stocks, convertible securities and bonds. The core of the Fund's portfolio will be invested in securities of established com-panies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio will be invested in securities of com-panies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors that the subadvisor believes will lead to rapid sales or earnings growth. The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and mon-etary conditions. Consequently, the Fund's investments will usually be bought and sold frequently, which may cause the Fund to incur higher trading costs and/or to have a relatively high amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

The Fund may invest up to 25% of its total assets in foreign securities and will be subject to certain risks as a result of these investments. The Fund may also purchase ADRs, U.S. dollar-denominated securities of foreign issuers or Canadian securities that are not included in the 25% foreign securities limita-tion.


Main Risks

 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)

 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ing in smaller companies)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. INVESCO assumed subadvisory duties March 13, 2000. For periods prior to the inception of Institutional Class I shares (7/7/00), the table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares. The table compares the Fund's average annual returns to those of a broad based index. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.



CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1992.....................0%
1993.....................0%
1994.....................0%
1995.....................0%
1996.....................0%
1997.................15.89%
1998.................29.65%
1999.................32.20%
2000................-13.03%
BEST QUARTER: QUARTER ENDED 12/31/99 30.15%
WORST QUARTER: QUARTER ENDED 12/31/00 -24.88%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                          Past     Life of Fund
                          One Year (since 3/4/96)
-------------------------------------------------
 Class A                  -18.03%     11.75%
-------------------------------------------------
 Institutional Class I    -13.03%     13.13%
-------------------------------------------------
 Russell 2000 Index(TM)    -3.02%     15.33%

--------------------------------------------------------------------------------

                                                                          ------

Mid Cap Value Fund
Investment Goal and Strategies

The investment objective of the Mid Cap Value Fund is to seek capital growth. Neuberger Berman Management, Inc. ("NBM"), the Fund's subadvisor, pursues this objective by investing at least 65% of the Fund's total assets in equity secu-rities of medium capitalization companies using a value-oriented investment approach.

Medium capitalization companies include companies with the characteristics of companies included in the Russell Midcap(TM) Index. As of December 31, 2000, the largest company included in the Russell Midcap(TM) Index had an approximate mar-ket capitalization of $23.6 billion, while the average market capitalization was approximately $7.8 billion.

NBM chooses securities it believes are undervalued based on strong fundamen-tals, including a low price-to-earnings ratio, consistent cash flow, and the company's track record through all parts of the market cycle. When selecting securities for this Fund, NBM also considers other factors, including ownership by a company's management of the company's stock and the dominance of a company in its particular field. Up to 35% of the Fund's total assets may be invested in other equity securities, including common and preferred stocks, convertible securities, and related equities. The Fund may invest in derivatives.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

Main Risks
 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally including, in particular, the risks of investing in IPOs)
 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the variabil-ity of the Fund's historical returns. NBM has been the subadvisor to the Fund since its inception. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, investment strategies and policies as does the Fund, and was also subadvised by NBM. The table com-pares the Fund's average annual returns to those of a broad based index. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.



CALENDAR YEAR TOTAL RETURNS FOR I SHARES
Annual Total Return
1992.................0%
1993.................0%
1994.................0%
1995.................0%
1996.................0%
1997.................0%
1998.................0%
1999.............23.80%
2000.............29.71%
BEST QUARTER: QUARTER ENDED 6/30/99 16.58%
WORST QUARTER: QUARTER ENDED 9/30/99 -11.34%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                                  Past     Life of Fund
                                  One Year (since 11/2/98)
----------------------------------------------------------
 Institutional Class I            29.71%      28.72%
----------------------------------------------------------
 Russell Midcap Value Index(TM)   19.18%      11.67%
----------------------------------------------------------

------
5

Science & Technology Fund
Investment Goal and Strategies

The objective of the Science & Technology Fund is long-term capital apprecia-tion.

The Fund's subadvisor, T. Rowe Price Associates, Inc. ("T. Rowe Price"), pur-sues this objective by investing at least 65% of the Fund's total assets in the common stocks of companies expected to benefit from the development, advance-ment, and use of science and technology. Some of the industries that are likely to be included in the portfolio are:

 . electronics, including hardware, software, and components

 . communications

 . e-commerce

 . information services

 . media

 . life sciences and health care

 . environmental services

 . chemicals and synthetic materials

 . defense and aerospace

Stock selection reflects a growth approach and is based on intensive research that assesses a company's fundamental prospects for above average earnings. Holdings can range from small companies developing new technologies to blue chip firms with established track records of developing and marketing technolo-gy. Investments may also include companies that are expected to benefit from technological advances even if they are not directly involved in research and development.

The Fund may invest up to 30% of its assets in foreign securities, including American Depositary Receipts ("ADRs") and other dollar-denominated foreign securities. The Fund may also invest in other equity-related securities of sci-ence and technology companies, including convertible debt securities and con-vertible preferred stock. In addition, the Fund may invest in money market securities in order to have cash available for redemptions. The Fund may invest in derivatives.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and a higher amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

Main Risks
 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)
 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally including, in particular, the risks of investing in IPOs)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 . Science & Technology Company Risk (the risk that the prices of securities of science and technology companies will be particularly volatile)

 . Unseasoned Company Risk (the level of risk will rise to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history, which may not have established prod-ucts or more experienced management))

                                                                          ------

Fund Performance and Prior Performance of Similar Accounts

The Fund commenced operations on March 1, 2000 and was reorganized on July 7, 2000, when a corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") was reorganized into the Fund.

The performance information shown below in the table reflects the Fund's return of Institutional Class I shares since the inception date of the AGSPC2 Fund on March 1, 2000.

The performance information shown below in the bar chart and table is for the North American--T. Rowe Price Science & Technology Fund and the T. Rowe Price Science & Technology Fund, and not that of the Fund, or the AGSPC2 Fund, which had not completed a full year of operations on October 31, 2000.

The North American--T. Rowe Price Science & Technology Fund is sold as an annu-ity only to registered and unregistered separate accounts of The Variable Annu-ity Life Insurance Corporation ("VALIC") and its affiliates or employee thrift plans maintained by VALIC or American General Corporation. The returns shown reflect investment management fees and other Fund expenses, and do not reflect any charges included in the annuity contract or variable life insurance policy for mortality and expenses guarantees, administrative fees or surrender charges. The T. Rowe Price Science & Technology Fund is sold to the general public.

The Fund's investment objective, policies, and strategies are substantially similar to those employed by T. Rowe Price Associates, Inc. for the North Amer-ican--T. Rowe Price Science & Technology Fund, and for the T. Rowe Price Sci-ence & Technology Fund.

Investments made by the Fund, may not be the same as those made by the North American--T. Rowe Price Science & Technology Fund or the T. Rowe Price Science & Technology Fund. Each of the funds will have different performance results, due to factors such as the cash flow in and out, different fees and expenses, and diversity in portfolio size and positions. Past performance shown is no guarantee of similar future performance for the Fund.

The bar charts show the annual returns and performance for each full calendar year since inception of the North American--T. Rowe Price Science & Technology Fund, and for the past ten years for the T. Rowe Price Science & Technology Fund, assuming reinvestment of dividends and distributions.

Annual Total Return
1991........................0%
1992........................0%
1993........................0%
1994........................0%
1995....................61.86%
1996....................13.81%
1997.....................2.61%
1998....................42.13%
1999...................100.95%
2000...................-34.13%
 . North American - T. Rowe Price
  Science & Technology Fund
BEST QUARTER: QUARTER ENDED 12/31/98 48.04%
WORST QUARTER: QUARTER ENDED 12/31/00 -31.83%


Annual Total Return
1991....................60.17%
1992....................18.76%
1993....................24.25%
1994....................15.79%
1995....................55.53%
1996....................14.23%
1997.....................1.71%
1998....................42.35%
1999...................100.99%
2000...................-34.19%
 . T. Rowe Price Science & Technology Fund
BEST QUARTER: QUARTER ENDED 12/31/98 47.89%
WORST QUARTER: QUARTER ENDED 12/31/00 -32.29%

--------------------------------------------------------------------------------

 Average Annual Total Returns as of 12/31/00

                     1 Year   5 Years 10 Years Since Inception
----------------------------------------------------------------
 Institutional
 Class I               N/A      N/A     N/A    -19.20%+
----------------------------------------------------------------
 North American -
 T. Rowe Price
 Science &
 Technology Fund     -34.13%   17.05%   N/A     25.13% (4/29/94)
----------------------------------------------------------------
 T. Rowe Price
 Science &
 Technology Fund     -34.19%   16.95%  25.00%   20.47% (9/30/87)
----------------------------------------------------------------
 S&P 500 Index
  Institutional
   Class I              N/A      N/A    N/A     -4.27%
----------------------------------------------------------------
  North American -
   T. Rowe Price
   Science &
   Technology Fund    -9.10%   18.33%  25.00%   17.47% (4/29/94)
----------------------------------------------------------------
  T. Rowe Price
   Science &
   Technology Fund    -9.10%   18.33%  17.46%   11.10% (9/30/87)

--------------------------------------------------------------------------------

Inception date: Institutional Class I - 3/1/00

+ Not annualized

------
7

Small Cap Growth Fund (formerly Emerging Growth Fund)
Investment Goal and Strategies

The investment objective of the Small Cap Growth Fund is maximum capital appre-ciation. Credit Suisse Asset Management, LLC ("Credit Suisse") the Fund's subadvisor, pursues this objective by investing at least 65% of its total assets in equity securities of small U.S. companies. The Fund considers a "small" company to be one whose market capitalization is within the range of capitalizations in the Russell 2000 Index. As of December 31, 2000, market cap-italizations of Russell 2000 companies ranged from $3.3 million to $6.1 - billion.

The Fund may also invest in emerging growth companies--small or medium-sized companies with growth characteristics such as positive earnings and potential for accelerated growth.

The Fund may also invest in investment grade bonds, and, to a certain extent, in foreign securities.

The Fund is not "diversified," which means that it may invest in a relatively small number of issuers of securities, and its value may be affected very sig-nificantly by the change in value of a single security.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund's investments may be bought and sold relatively fre-quently. A high turnover rate may result in higher brokerage commissions and/or a higher amount of short-term capital gains, which are generally taxable to you at your ordi-nary income tax rate.

Main Risks


 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ing in smaller companies and in IPOs)


 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 . Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)

 . Sector Risk (the risk that securities of companies within specific sectors of the economy can perform differently than the overall market)

The bar chart and table provide an indication of risk by showing the variabil-ity of the Fund's historical returns. Credit Suisse has been the subadvisor to the Fund since its inception. For periods prior to the inception of Institu-tional Class I shares (7/7/00), the table also shows estimated historical per-formance for Institutional Class I Shares based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Institu-tional Class I shares. The table compares the Fund's average annual returns to those of a broad based index. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not neces-sarily indicate how it will perform in the future.



CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..............0%
1998..............0%
1999..........73.13%
2000..........-1.17%
BEST QUARTER: QUARTER ENDED 12/31/99 45.94%
WORST QUARTER: QUARTER ENDED 9/30/98 -22.58%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                             Past     Life of Fund
                             One Year (since 1/6/98)
----------------------------------------------------
 Class A                      -6.85%     17.71%
----------------------------------------------------
 Institutional Class I        -1.17%     20.06%
----------------------------------------------------
 Russell 2000 Growth Index   -22.43%      4.29%

--------------------------------------------------------------------------------

                                                                          ------

Small Cap Index Fund
Investment Goal and Strategies

The Small Cap Index Fund seeks to provide investment results that are similar to the total return of the Russell 2000(TM) Index (the "Index"). American Gen-eral Investment Management, L.P. ("AGIM") acts as the subadvisor to the Fund.

The Index is a sub-index of the Russell 3000(TM) Index, which follows the 3,000 largest U.S. companies based on total market capitalization. The Index measures the performance of the 2,000 smallest companies in the Russell 3000(TM) Index, and represents about 8% of the total market capitalization of the Russell 3000(TM) Index. The average market capitalization in the Index was $1.09 bil-lion as of December 31, 2000. As of the same date, the largest company in the Index had a market capitalization of nearly $6.12 billion.

Generally, an index fund tries to mirror the target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are called tracking differences.

The tracking differences are reviewed monthly by AGIM for the Fund. If the Fund does not accurately track an index, AGIM will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

Financial futures will be used to hedge cashflows and maintain liquidity in the Fund's portfolio.

Main Risks
 . Derivatives Risk (the risk that the value of the Fund's derivative invest-ments will decline as a result of imperfect correlation or improper valua-
  tion). Although financial futures track the underlying Index fairly closely there is the risk that, at times, their results will diverge from the Index.
 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with investing in smaller companies)

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regu-lar basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objec-tive, investment strategies and policies as does the Fund, and was managed by the same portfolio managers. For periods prior to the inception of Institu-tional Class I shares (7/7/00), the table also shows estimated historical per-formance for Institutional Class I Shares based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Institu-tional Class I shares. The table compares the Fund's average annual returns to those of a broad based index. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not neces-sarily indicate how it will perform in the future.


CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..............0%
1998..............0%
1999..........18.35%
2000..........-6.93%
BEST QUARTER: QUARTER ENDED 12/31/99 17.15%
WORST QUARTER: QUARTER ENDED 12/31/00 -7.10%

--------------------------------------------------------------------------------
 Average Annual Returns as of 12/31/00

                          Past     Life of Fund
                          One Year (since 11/2/98)
--------------------------------------------------
 Class A                  -12.28%      6.22%
--------------------------------------------------
 Institutional Class I     -6.93%      9.17%
--------------------------------------------------
 Russell 2000 Index(TM)    -3.02%     13.45%

--------------------------------------------------------------------------------

------
9

Socially Responsible Fund
Investment Goal and Strategies

The investment objective of the Socially Responsible Fund is to seek to obtain growth of capital.

To achieve this objective, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 80% of the Fund's total assets in the equity securities of companies meeting social criteria estab-lished for the Fund. To find out which companies meet the Fund's social crite-ria, AGIM relies on industry classifications and research services such as the Investor Responsibility Research Center.

The Fund does not invest in companies that are significantly engaged in:

 . the production of nuclear energy;

 . the manufacture of weapons or delivery systems;

 . the manufacture of alcoholic beverages or tobacco products;

 . the operation of gambling casinos; or

 . business practices or the production of products that significantly pollute the environment.

Up to 20% of the Fund's total assets may be invested in high quality money mar-ket securities and warrants, or in other types of equity securities of compa-nies meeting social criteria, including American Depositary Receipts, foreign securities, preferred stock, and convertible securities. The Fund may invest in derivatives.

Main Risks

 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regu-lar basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 . Social Criteria Risk (the risk that securities of companies meeting the Fund's social criteria will underperform the market generally)

The bar chart and table provide an indication of risk by showing the variabil-ity of the Fund's historical returns. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, investment strategies and policies as does the Fund, and was managed by the same portfolio managers. No sales charge has been applied to the index used for comparison in the table. The table compares the Fund's average annual returns to those of a broad based index. The Fund's past performance does not necessar-ily indicate how it will perform in the future.



CALENDAR YEAR TOTAL RETURNS FOR I SHARES
Annual Total Return
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..............0%
1998..............0%
1999..........18.55%
2000.........-10.33%
BEST QUARTER: QUARTER ENDED 12/31/99 14.11%
WORST QUARTER: QUARTER ENDED 12/31/00 -7.25%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                         Past     Life of Fund
                         One Year (since 11/2/98)
-------------------------------------------------
 Class A                 -15.56%      4.63%
-------------------------------------------------
 Institutional Class I   -10.41%      7.53%
-------------------------------------------------
 S&P 500 Index(TM)        -9.10%     10.21%

--------------------------------------------------------------------------------

                                                                         -------

Stock Index Fund
Investment Goal and Strategies

The Stock Index Fund seeks to provide investment results that are similar to the total return of the S&P 500 Index (the "Index"). American Investment Man-agement, L.P. ("AGIM") acts as the subadvisor to the Fund.

The Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("S&P"). The Index approximates the general distribution of industries in the U.S. economy, and captures the price performance of a large cross-section of the publicly traded stock market. The Index is capitalization-weighted, meaning that it holds each stock in proportion to its total value in the stock market.

Generally, an index fund tries to mirror the target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are called tracking differences.

The tracking differences are reviewed monthly by AGIM for the Fund. If the Fund does not accurately track an index, AGIM will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

Financial futures will be used to hedge cashflows and maintain liquidity in the Fund's portfolio.

Main Risks
 . Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation). Although financial futures track the underlying Index fairly closely there is the risk that, at times, their results will diverge from the Index.
 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, investment strategies and policies as does the Fund, and was managed by the same portfolio managers. For periods prior to the inception of Institutional Class I shares (7/7/00), the table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares. The table compares the Fund's average annual returns to those of a broad based index. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.


CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..............0%
1998..............0%
1999..........20.39%
2000..........-9.92%
BEST QUARTER: QUARTER ENDED 12/31/99 14.39%
WORST QUARTER: QUARTER ENDED 12/31/00 -7.97%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                         Past     Life of Fund
                         One Year (since 11/2/98)
-------------------------------------------------
 Class A                 -15.10%      6.07%
-------------------------------------------------
 Institutional Class I    -9.92%      9.01%
-------------------------------------------------
 S&P 500 Index(TM)        -9.10%     10.21%

--------------------------------------------------------------------------------

-------
11

Global Equity Fund
Investment Goal and Strategies

The investment objective of the Global Equity Fund is long-term capital appre-ciation. To achieve this objective, Founders Asset Management, LLC ("Found-ers"), the Fund's subadvisor, invests in a globally diversified portfolio of equity securities.

The Fund normally invests at least 65% of total assets in equity securities of growth companies in a variety of markets throughout the world. The Fund may purchase securities in any foreign country, as well as the United States, and emphasizes common stocks of both emerging and established growth companies that generally have proven performance records and strong market positions. The Fund's portfolio will always invest at least 65% of its total assets in three or more countries. The Fund will not invest more than 50% of its total assets in the securities of any one foreign country.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

Main Risks
 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)
 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ments in growth stocks and in IPOs)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

 . Sector Risk (the risk that securities of companies within specific sectors of the economy can perform differently than the overall market)

The bar chart and table provide an indication of risk by showing the variabil-ity of the Fund's historical returns. Founders assumed subadvisory duties March 13, 2000. For periods prior to the inception of Institutional Class I shares (7/700), the table also shows estimated historical performance for Institu-tional Class I Shares based on the performance of Class C shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares. The table compares the Fund's average annual returns to those of a broad based index. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.



CALENDAR YEAR TOTAL RETURNS FOR C SHARES
Annual Total Return
1991..........11.34%
1992..........-2.87%
1993..........29.58%
1994...........1.20%
1995...........6.43%
1996..........10.71%
1997..........19.98%
1998..........10.59%
1999...........2.33%
2000.........-30.97%
BEST QUARTER: QUARTER ENDED 12/31/98 15.23%
WORST QUARTER: QUARTER ENDED 9/30/98 -14.52%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                         Past     Past       Past
                         One Year Five Years Ten Years
------------------------------------------------------
 Class C                 -31.66%   0.11%      4.59%
------------------------------------------------------
 Institutional Class I   -30.97%   0.74%      4.59%
------------------------------------------------------
 MSCI WORLD Index(TM)    -13.18%  12.12%     10.22%

--------------------------------------------------------------------------------

                                                                         -------

International Equity Fund
Investment Goal and Strategies

The investment objective of the International Equity Fund is to seek long-term capital appreciation. Morgan Stanley Asset Management ("MSAM"), the Fund's subadvisor, pursues this objective by investing primarily, in accordance with country and sector weightings determined by MSAM, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSAM seeks to maintain a diversified portfolio of international equity securi-ties based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSAM capitalizes on the sig-nificance of country and sector selection in international equity portfolio returns by over- and underweighting countries and/or sectors based primarily on three factors: (i) valuation, (ii) fundamental change, and (iii) market momentum/technicals.

The Fund may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives may include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.


The Fund's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and a higher amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

Main Risks
 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)
 . Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation). In particular, the Fund may, but is not required to, buy or sell foreign curren-cies and options and futures contracts on foreign currencies for hedging pur-poses in connection with its foreign investments.

 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

 . Sector Risk (the risk that securities of companies within specific sectors of the economy can perform differently than the overall market)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. MSAM assumed subadvisory duties April 1, 1999. For periods prior to the inception of Institutional Class I shares (7/7/00), the table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares. The table compares the Fund's average annual returns to those of a broad based index. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.


CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1991..............0%
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..........12.12%
1997..........-0.47%
1998...........8.19%
1999..........28.29%
2000.........-15.71%
BEST QUARTER: QUARTER ENDED 12/31/98 20.69%
WORST QUARTER: QUARTER ENDED 9/30/98 -20.56%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                         Past One Past Five Life of Fund
                         Year     Years     (since 1/9/95)
----------------------------------------------------------
 Class A                 -20.55%  4.24%        4.85%
----------------------------------------------------------
 Institutional Class I   -15.71%  5.48%        5.89%
----------------------------------------------------------
 MSCI EAFE Index(TM)     -14.17%  7.13%        7.81%

--------------------------------------------------------------------------------

-------
13

International Small Cap Fund
Investment Goal and Strategies

The investment objective of the International Small Cap Fund is to seek capital appreciation. To achieve this objective, Founders Asset Management, LLC ("Founders"), the Fund's subadvisor, invests primarily in equity securities of foreign small-cap companies. Foreign small-cap companies are generally those with market capitalizations of less than $1.5 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.

These companies are located in both established and emerging economies throughout the world. At least 65% of the Fund's total assets will normally be invested in foreign securities from a minimum of three countries. The Fund may invest in larger foreign companies or in U.S. based companies if they represent better prospects for capital appreciation.

The Fund may invest without limit in American Depositary Receipts and American Depositary Shares (collectively, "ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

The Fund may also invest in derivatives.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and a higher amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

The Fund's current and future portfolio turnover rates may differ significantly from their historical turnover rate. In particular, the Fund's turnover rates for 2000 and future years are expected to continue to be significantly higher than the Fund's pre-2000 rate due to the manager's investment style.

Main Risks
 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)
 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ing in smaller companies and in IPOs)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

 . Sector Risk (the risk that securities of companies within specific sectors of the economy can perform differently than the overall market)

The bar chart and table provide an indication of risk by showing the variabil-ity of the Fund's historical returns. Founders has been the subadvisor to the Fund since its inception. For periods prior to the inception of Institutional Class I shares (7/7/00), the table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares. The table compares the Fund's average annual returns to those of a broad based index. No sales charge has been applied to the index used for com-parison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.


CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1991..............0%
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..........-0.36%
1998..........10.18%
1999..........94.45%
2000.........-29.45%
BEST QUARTER: QUARTER ENDED 12/31/99 64.58%
WORST QUARTER: QUARTER ENDED 9/30/00 -21.20%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                                      Past     Life of Fund
                                      One Year (since 3/4/96)
-------------------------------------------------------------
 Class A                              -33.50%      9.75%
-------------------------------------------------------------
 Institutional Class I                -29.45%     11.10%
-------------------------------------------------------------
 MSCI All Country World ex-US Index   -13.37%      7.62%

--------------------------------------------------------------------------------

                                                                         -------

Balanced Fund
Investment Goal and Strategies

The investment objective of the Balanced Fund is current income and capital appreciation. To achieve this goal, INVESCO Funds Group, Inc. ("INVESCO"), the Fund's subadvisor, invests in a combination of common stocks and fixed-income securities, including preferred stocks, convertible securities and bonds. The Fund normally invests the majority of its total assets in U.S. and foreign com-mon stocks and approximately 25% of its total assets in investment grade debt securities. The portion of the Fund's portfolio invested in equity securities emphasizes companies INVESCO believes to have better-than-average earnings growth potential, as well as companies within industries that INVESCO believes are well-positioned for the current and expected economic climate. Since cur-rent income is a component of total return, INVESCO also considers companies' dividend payout records. Most of these holdings are traded on national stock exchanges or in the over-the-counter market.

The Fund's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and a higher amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

Main Risks
 . Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)
 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 . Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the variabil-ity of the Fund's historical returns. INVESCO assumed subadvisory duties March 13, 2000. For periods prior to the inception of Institutional Class I shares (7/7/00), the table also shows estimated historical performance for Institu-tional Class I Shares based on the performance of Class C shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares. The table compares the Fund's average annual returns to those of a broad based index for common stocks and one for fixed-income securities. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.


CALENDAR YEAR TOTAL RETURNS FOR C SHARES
Annual Total Return
1991..........21.45%
1992..........12.89%
1993..........10.07%
1994..........-2.80%
1995..........23.53%
1996..........10.15%
1997..........16.30%
1998..........13.12%
1999..........-3.78%
2000..........-0.52%
BEST QUARTER: QUARTER ENDED 6/30/97 10.31%
WORST QUARTER: QUARTER ENDED 12/31/00 -7.62%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                                Past     Past       Past 10
                                One Year Five Years Years
-----------------------------------------------------------
 Class C                        -1.52%    6.76%      9.66%
-----------------------------------------------------------
 Institutional Class I          -0.52%    6.76%      9.66%
-----------------------------------------------------------
 S&P 500 Index(TM)              -9.10%   18.33%     17.46%
-----------------------------------------------------------
 Lehman Brothers Aggregate      11.63%    6.46%      7.95%
 Bond Index(TM)

--------------------------------------------------------------------------------

-------
15

Aggressive Growth LifeStyle Fund
Investment Goal and Strategies

American General Investment Management, L.P., the Fund's subadvisor, seeks growth through investments in a combination of the North American Funds ("Un-derlying Funds"). This Fund is suitable for investors seeking the potential for capital growth that a fund investing predominately in equity securities may offer.

Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your per-sonal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges for this Fund.

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. AGIM has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. AGIM may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Fund is a non-diversified investment company under the Investment Company Act of 1940 because it invests in a limited number of the Underlying Funds. However, the Underlying Funds themselves are diversified companies.

Main Risks

The securities that Underlying Funds invest in also involve various risks:
 . Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)
 . Derivatives Risk (the risk that the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation)
 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 . Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 . Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)

International Equity Securities
                             15%-35%



Domestic Equity Securities   60%-80%









Bonds                    5%-15%





                                                                         -------

Aggressive Growth LifeStyle Fund
Investment Goal and Strategies

 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

 . Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, investment strategies and policies as does the Fund, and was managed by the same portfolio managers. The table compares the Fund's average annual returns to those of its benchmark and a broad based index. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.


CALENDAR YEAR TOTAL RETURNS FOR I SHARES
Annual Total Return
1991..............0%
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..............0%
1998..............0%
1999..........28.85%
2000..........-4.73%
BEST QUARTER: QUARTER ENDED 12/31/99 20.47%
WORST QUARTER: QUARTER ENDED 12/31/00 -8.23%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                                       Past     Life of Fund
                                       One Year (since 11/2/98)
---------------------------------------------------------------
 Institutional Class I                 -4.73%      13.89%
---------------------------------------------------------------
 Aggressive Growth LifeStyle Blended
  Benchmark Index                      -6.93%      11.92%
---------------------------------------------------------------
 S&P 500 Index(TM)                     -9.10%      10.21%
---------------------------------------------------------------

-------
17

Conservative Growth LifeStyle Fund
Investment Goal and Strategies

American General Investment Management, L.P., the Fund's subadvisor, seeks cur-rent income and low to moderate growth of capital through investments in a com-bination of the North American Funds ("Underlying Funds"). This Fund is suit-able for investors who wish to invest in equity securities, but who are not willing to assume the market risks of either the Aggressive Growth Lifestyle Fund or the Moderate Growth Lifestyle Fund.

Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your per-sonal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges for this Fund.

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. AGIM has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. AGIM may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Fund is a non-diversified investment company under the Investment Company Act of 1940 because it invests in a limited number of the Underlying Funds. However, the Underlying Funds themselves are diversified companies.

Main Risks

The securities that Underlying Funds invest in also involve certain risks:
 . Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)
 . Derivatives Risk (the risk that the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation)
 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 . Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 . Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)

International Equity Securities
                         5%-15%



Domestic Equity Securities   20%-50%









Bonds                        45%-65%





                                                                         -------

Conservative Growth LifeStyle Fund
Investment Goal and Strategies

 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)

 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

 .Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, and had substantially similar investment strategies and policies as does the Fund, and was also managed by the same portfolio managers. The table compares the Fund's average annual returns to those of its benchmark and a broad based index. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.


CALENDAR YEAR TOTAL RETURNS FOR I SHARES
Annual Total Return
1991..............0%
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..............0%
1998..............0%
1999..........13.63%
2000...........1.95%
BEST QUARTER: QUARTER ENDED 12/31/99 10.88%
WORST QUARTER: QUARTER ENDED 12/31/00 -3.35%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                                    Past     Life of Fund
                                    One Year (since 11/2/98)
------------------------------------------------------------
 Institutional Class I               1.90%      10.26%
------------------------------------------------------------
 Aggressive Growth LifeStyle
  Blended Benchmark Index           -6.93%       8.61%
------------------------------------------------------------
 S&P 500 Index(TM)                  -9.10%      10.21%

--------------------------------------------------------------------------------

-------
19

Moderate Growth LifeStyle Fund
Investment Goal and Strategies

American General InvestmentManagement, L.P., the Fund's subadvisor, seeks growth and current income through investments in a combination of the North American Funds ("Underlying Funds"). This Fund is suitable for investors who wish to invest in equity securities, but who are not willing to assume the sub-stantial market risks of the Aggressive Growth Lifestyle Fund.

Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your per-sonal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges for this Fund.

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. AGIM has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. AGIM may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Fund is a non-diversified investment company under the Investment Company Act of 1940 because it invests in a limited number of the Underlying Funds. However, the Underlying Funds themselves are diversified companies.

Main Risks

The securities that Underlying Funds invest in also involve certain risks:
 . Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)
 . Derivatives Risk (the risk that the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation)
 . Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-
  ments will decline as a result of foreign political, social or economic changes)
 . Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 . Non-Diversification Risk (the risk that investing in a smaller number of secu-
  rities increases investment risks)
International Equity Securities                    10%-20%



Domestic Equity Securities                         35%-65%









Bonds                                              25%-45%






                                                                         -------

Moderate Growth LifeStyle Fund
Investment Goal and Strategies

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 . Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, investment strategies and policies as does the Fund, and was managed by the same portfolio managers. The table compares the Fund's average annual returns to those of its benchmark and a broad based index. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.


CALENDAR YEAR TOTAL RETURNS FOR I SHARES
Annual Total Return
1991..............0%
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..............0%
1998..............0%
1999..........18.89%
2000..........-0.75%
BEST QUARTER: QUARTER ENDED 12/31/99 14.20%
WORST QUARTER: QUARTER ENDED 12/31/00 -5.24%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                                    Past     Life of Fund
                                    One Year (since 11/2/98)
------------------------------------------------------------
 Institutional Class I              -0.62%      11.65%
------------------------------------------------------------
 Aggressive Growth LifeStyle
  Blended Benchmark Index           -6.93%       8.78%
------------------------------------------------------------
 S&P 500 Index(TM)                  -9.10%      10.21%

--------------------------------------------------------------------------------

-------
21

Core Bond Fund (formerly Investment Quality Bond Fund)
Investment Goal and Strategies

The investment objective of the Core Bond Fund is to provide a high level of current income consistent with the maintenance of principal and liquidity. American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in medium to high quality fixed-income securities, or in securities issued or guaranteed by the U.S. Government, mortgage-backed, or asset-backed securities (U.S. Government secu-rities are securities issued or guaranteed by the U.S. Government which are supported by the full faith and credit of the U.S. Government, or by the right of the issuer to borrow from the U.S. Treasury, or by the credit of the issu-ing government agency, or by the authority of the U.S. Government to purchase obligations of the agency). A portion of the 65% may be invested in U.S. dol-lar-denominated fixed-income securities issued by foreign issuers, although the Fund currently intends to limit these investments to no more than 40% of its total assets. These fixed-income securities will be rated investment grade or higher at the time of purchase. AGIM is not required to dispose of a secu-rity if its rating is downgraded, however.

Up to 35% of the Fund's total assets may be invested in interest-bearing short-term investments, such as commercial paper, bankers' acceptances, bank certificates of deposit, or other cash equivalents and cash.

Main Risks
 . Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations, including, in particular, the risks associated with junk bonds)
 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign investments will decline as a result of foreign political, social or economic changes)
 . Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regu-lar basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. AGIM assumed sub-advisory duties March 13, 2000. For periods prior to the inception of Institutional Class I shares (7/7/00), the table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.


Effective March 1, 2001, the Fund has selected the Lehman Brothers Aggregate Index as its benchmark for index comparison purposes, rather than the index comprised 50% Lehman Brothers Corporate/50% Lehman Brothers Government. The Lehman Brothers Aggregate Index better matches the securities in which the Fund may invest, and will better align the goals of the Fund with its benchmark index, by focusing on those medium to high grade fixed- income securities in the Fund's portfolio.



CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1991..............0%
1992...........8.27%
1993...........9.29%
1994..........-5.43%
1995..........18.79%
1996...........2.17%
1997...........9.28%
1998...........7.61%
1999..........-2.55%
2000...........7.94%
BEST QUARTER: QUARTER ENDED 6/30/95 6.23%
WORST QUARTER: QUARTER ENDED 3/34/94 -4.53%

-------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                               Past     Past       Life of Fund
                               One Year Five Years (Class A)
---------------------------------------------------------------
 Class A                        2.81%   3.78%      6.22%
---------------------------------------------------------------
 Institutional Class I          7.94%   4.79%      6.75%
---------------------------------------------------------------
 100% Lehman Brothers          11.63%   6.46%      7.80%
 Aggregate Index(TM)
---------------------------------------------------------------
 50% Lehman Brothers           11.32%   6.11%      7.97%
 Corporate(TM) Index and 50%
 Lehman Brothers
 Government(TM) Index

------------------------------------------

                                                                        -------

High Yield Bond Fund
Investment Goal and Strategies

The High Yield Bond Fund seeks the highest possible total return consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed-income securities.

To achieve this objective, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in below-investment grade U.S. and foreign junk bonds. These high yield-ing, high risk fixed-income securities are rated below Baa3 by Moody's and BBB-by S&P or comparable investment quality at the time of purchase. Up to 15% can be rated below Caa3 by Moody's or CCC- by S&P or comparable investment quality at the time of purchase. The Fund may also invest up to 35% of total assets in below-investment grade foreign fixed-income securities.

Main Risks

 . Credit Risk (the risk that the issuers in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations, including, in particular, the risks associated with junk bonds)

 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)
 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 . Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. AGIM assumed subadvisory duties March 13, 2000. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, investment strategies and policies as does the Fund, and was also subadvised by AGIM. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.


CALENDAR YEAR TOTAL RETURNS FOR I SHARES
Annual Total Return
1991..............0%
1992..............0%
1993..............0%
1994..............0%
1995..............0%
1996..............0%
1997..............0%
1998..............0%
1999...........4.21%
2000..........-6.68%
BEST QUARTER: QUARTER ENDED 3/31/99 3.89%
WORST QUARTER: QUARTER ENDED 12/31/00 -6.86%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                                    Past     Life of Fund
                                    One Year (since 11/2/98)
------------------------------------------------------------
 Institutional Class I              -6.68%      -0.74%
------------------------------------------------------------
 Salomon Smith Barney High Yield
 Market Index(TM)                   -5.68%       0.32%

--------------------------------------------------------------------------------

-------
23

Strategic Income Fund
Investment Goal and Strategies

The investment objective of the Strategic Income Fund is to seek a high level of total return consistent with preservation of capital. To achieve this goal, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in a broad range of fixed-income securities, including investment grade bonds (rated Baa or higher by Moody's and BBB or higher by S&P at the time of purchase), U.S. Government and agency obligations, mortgage-backed securities, and U.S. and foreign high-risk, high-yield bonds (rated C or higher by Moody's and CC or higher by S&P, or of comparable investment quality at time of purchase, commonly known as "junk bonds"). Up to 25% of the Fund's total assets may be invested in foreign emerg-ing market debt, and up to an additional 25% in non-U.S. dollar bonds. The Fund may invest up to 20% of total assets in equity securities, such as common and preferred stocks, convertible securities, and warrants.

Main Risks
 . Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations including, in particular, the risks associated with junk bonds)
 . Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates)

 . Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes, including, in particular, the risks associated with investments in developing countries, as these countries are generally more volatile than the markets of developed countries)
 . Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the vari-ability of the Fund's historical returns. AGIM assumed subadvisory duties March 13, 2000. For periods prior to the inception of Institutional Class I shares (7/7/00), the table also shows estimated historical performance for Institu-tional Class I Shares based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.


CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1991..............0%
1992..............0%
1993..............0%
1994..........-6.79%
1995..........18.57%
1996..........14.82%
1997..........10.76%
1998...........0.72%
1999...........1.36%
2000...........3.20%
BEST QUARTER: QUARTER ENDED 6/30/95 8.22%
WORST QUARTER: QUARTER ENDED 3/31/94 -5.76%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                            Past     Past       Life of Fund
                            One Year Five Years (Class A)
------------------------------------------------------------
 Class A                    -1.70%   5.00%      5.09%
------------------------------------------------------------
 Institutional Class I       3.20%   4.79%      5.81%
------------------------------------------------------------
 Lehman Brothers            11.63%   6.46%      6.47%
 Aggregate Bond Index(TM)

--------------------------------------------------------------------------------

                                                                         -------

U.S. Government Securities Fund
Investment Goal and Strategies

The investment objective of the U.S. Government Securities Fund is to obtain a high level of current income consistent with preservation of capital and main-tenance of liquidity. American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, pursues this objective by emphasizing investments in debt obligations and mortgage-backed securities, issued or guaranteed by the U.S. Government or its agencies (including the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association). The Fund may also invest in derivative invest-ments (such as privately-issued mortgage obligations collateralized by such securities), dollar rolls and related repurchase agreements.

The Fund's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and a higher amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

Main Risks

 . Credit Risk (the risk that the issuers in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 . Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)

 . Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. AGIM assumed subadvisory duties March 13, 2000. For periods prior to the inception of Institutional Class I shares (7/7/00), the table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.

Effective March 1, 2001, the Fund has selected the Lehman Intermediate Government Index as its benchmark for index comparison purposes, rather than the Merrill Lynch 1-10 Year Government Index. The Lehman Intermediate Government Index better matches the securities in which the Fund may invest, and will better align the goals of the Fund with its benchmark index, by focusing on these debt obligations held in the Fund's portfolio.

The Lehman Intermediate Government Index is a broad market index that includes public obligations of the U.S. Treasury in the intermediate maturity range. The Merrill Lynch 1-10 Year Government Index is a broad market index that includes securities issued in the U.S. market including government bonds, corporate bonds, mortgage pass through securities, and asset-backed securities.


CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1991..........13.36%
1992...........6.63%
1993...........7.64%
1994..........-1.59%
1995..........15.28%
1996...........3.04%
1997...........7.99%
1998...........6.86%
1999..........-0.96%
2000...........9.88%
BEST QUARTER: QUARTER ENDED 6/30/95 5.42%
WORST QUARTER: QUARTER ENDED 3/31/94 -1.65%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

                                Past     Past       Past 10
                                One Year Five Years Years
-----------------------------------------------------------
 Class A                         4.66%   4.25%      6.16%
-----------------------------------------------------------
 Institutional Class I           9.88%   5.27%      6.68%
-----------------------------------------------------------
 Merrill Lynch 1-10 year        10.19%   6.14%      7.18%
 Government Index(TM)
-----------------------------------------------------------
 Lehman Intermediate            10.47%   6.19%      7.19%
 Government Index

------------------------------------------

-------
25

Money Market Fund
Investment Goal and Strategies

The investment objective of the Money Market Fund is to obtain maximum current income consistent with preservation of principal and liquidity. American Gen-eral Investment Management, L.P. ("AGIM") is the Fund's subadvisor. The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. In accordance with Rule 2a-7 of the Investment Company Act, such securities must mature in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. The investments of the Fund may include securities issued or guaran-teed by the U.S. Government (and its agencies or instrumentalities), certifi-cates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion, commercial paper sold by corporations and finance com-panies, corporate debt obligations with remaining maturities of 13 months or less, repurchase agreements, money market instruments of foreign issuers pay-able in U.S. dollars (limited to no more than 20% of the Fund's net assets), asset-backed securities, loan participations, adjustable rate securities, vari-able rate demand notes, and Rule 144A securities. The Fund may invest in investment companies, real estate securities, and reverse repurchase agree-ments.

Main Risks
 . Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 . Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 . An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. AGIM assumed subadvisory duties March 13, 2000. For periods prior to the inception of Institutional Class I shares (7/7/00), the table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class A shares. The Fund's past performance does not necessarily indicate how it will perform in the future.

Effective March 1, 2001, the Fund has selected the Lehman Intermediate Government Index as its benchmark for index comparison purposes, rather than the Merrill Lynch 1-10 Year Government Index. The Lehman Intermediate Government Index better matches the securities in which the Fund may invest, and will better align the goals of the Fund with its benchmark index, by focusing on these debt obligations held in the Fund's portfolio.



CALENDAR YEAR TOTAL RETURNS FOR A SHARES
Annual Total Return
1991...........5.97%
1992...........3.42%
1993...........2.76%
1994...........3.88%
1995...........5.66%
1996...........5.08%
1997...........5.19%
1998...........5.05%
1999...........4.62%
2000...........5.79%
BEST QUARTER: QUARTER ENDED 6/30/91 1.64%
WORST QUARTER: QUARTER ENDED 6/30/93 0.66%

 -------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/00

           Past     Past       Past      Life of Fund
           One Year Five Years Ten Years (Class A)
 ----------------------------------------------------
  Class A  5.79%    5.15%      4.74%     4.88%

 -------------------------------------------------------------------------------
To obtain the Fund's current 7-day yield, please call 1-800-872-8037.

                                                                         -------

Descriptions of Main Risks

The value of your investment in a Fund can change for many reasons, and may decrease. The primary reasons for possible decreases in a Fund's value are called "Main Risks," and are explained in this section. Section II of the Prospectus includes more information about other risks that could affect the Funds' values.


Credit Risk

Credit risk is the risk that the issuer or the guarantor (the entity that agrees to pay the debt if the issuer cannot) of a debt or fixed income securi-ty, or the counterparty to a derivatives contract or a securities loan, will not repay the principal and interest owed to the investors or otherwise honor its obligations. There are different levels of credit risk. Debt securities rated in one of the four highest rating categories by a rating agency (and com-parable unrated securities) are known as "investment grade." Debt securities rated below the four highest rating categories by a rating agency (and compara-ble unrated securities) are known as "lower-rated" or "junk bonds." Funds that invest in lower-rated securities have higher levels of credit risk. Lower-rated or unrated securities of equivalent quality have very high levels of credit risk. Securities that are highly rated have lower levels of credit risk.

Funds may be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged (indebted) issuers and in debt securities not current in the payment of interest or principal, or in default.

Funds that invest in foreign securities are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign (national) debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Currency Risk
Funds that invest in securities that are denominated in and/or are receiving revenues in foreign currencies are subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. In the case of hedging positions, it is the risk that the U.S. dollar will decline in value relative to the currency hedged.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the change in value of an underlying asset or index. When the value of the underlying security or index changes, the value of the derivative changes as well. As a result, derivatives can lose all of their value very quickly. Deriv-atives involve credit risk if the other party to the derivative should fail to meet its obligations to the Fund. Additional risks associated with derivatives include imperfect correlation (between the values of the derivative and the underlying investment) and improper valuation. Derivatives risk for some Funds will be increased by their investments in structured securities.

Equity Risk
Equity securities, such as a company's common stock, may fall in value in response to factors relating to the issuer, such as management decisions or falling demand for a company's goods or services. Additionally, factors affect-ing a company's particular industry, such as increased production costs, may affect the value of its equity securities. Equity securities also rise and fall in value as a result of factors affecting entire financial markets, such as political or economic developments, or changes in investor psychology.

Growth stocks are the stocks of companies that have earnings that are expected to grow relatively rapidly. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Value stocks are the stocks of companies that are undervalued, or are inexpen-sive, relative to the value of the company and its business as a whole. These companies may have experienced recent troubles that have caused their stocks to be out of favor with investors. If the market does not recognize the value of the company over time,

-------
27
the price of its stock may fall, or simply may not increase as expected.

Market capitalization refers to the total value of a company's outstanding stock. Smaller companies are more likely than larger companies to have limited product lines, smaller markets for their products and services, and they may depend on a small or inexperienced management group. Small company stocks may not trade very actively, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may be more vulnerable to nega-tive changes than stocks of larger companies. Smaller companies also may have more limited financial resources, inexperienced management and unproven prod-ucts or services.

The risks associated with equity securities are typically higher for equity securities purchased in initial public offerings ("IPOs"). Issuers in IPOs typ-ically have a limited operating history, and the prices of equity securities are often very volatile for some time following an IPO.

Foreign Investment Risk
There are risks associated with investing in foreign securities. These risks include unforeseen changes in tax laws, political changes, and changes in for-eign currency values and exchange rates.

There may be less publicly available information about foreign issuers. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements, which are generally less extensive than the requirements for domestic issuers. Foreign stock markets generally have substantially less volume than the U.S. exchanges and securities of foreign issuers are generally less liquid and more volatile, relative to U.S. issuers.

There is frequently less governmental regulation of foreign exchanges, broker-dealers and issuers than in the United States, and brokerage costs may be high-er. In addition, investments in foreign companies may be subject to the possi-bility of nationalization or other changes in policy. Policy changes may allow foreign governments to withhold dividends, expropriate (confiscate, or keep) investment returns, or raise taxes to extremely high levels, among other things. Also, should a foreign issuer default, it may be difficult to recover anything in a bankruptcy proceeding.

The possibility of political instability or diplomatic developments in foreign countries could trigger nationalization of companies and industries, expropria-tion (confiscation of property), extremely high levels of taxation, and other negative developments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds that invest in sovereign debt obligations are exposed to the risks of political, social and economic change in the countries that issued the bonds.

Emerging Market Risk. The above risks can be more extreme for investments in emerging markets. A country that is in the initial stages of its industrial cycle is considered to be an emerging markets country. Such countries are sub-ject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may have more volatile share prices and be less liquid than those of securities issued by companies in countries at later stages of the industrial cycle.

Interest Rate Risk (Market Risk)
Interest rate risk, or market risk, is the risk that a change in interest rates will negatively affect the value of a security. This risk applies primarily to debt securities such as bonds, notes and asset backed securities. Debt securi-ties are obligations of the issuer to make payments of principal and/ or inter-est on future dates. As interest rates rise, an investment in a Fund can lose value, because the value of the securities the Fund holds may fall.

Market risk is generally greater for Funds that invest in debt securities with longer maturities. This risk may be increased for Funds that invest in mort-gage-backed or other types of asset-backed securities that are often prepaid. Even Funds that invest in the highest quality debt securities are subject to interest rate risk.

Liquidity Risk
Liquidity risk is the risk that a Fund will not be able to sell a security because there are too few people

                                                                         -------
who actively buy and sell, or trade, that security on a regular basis. A Fund holding an illiquid security may not be able to sell the security at its cur-rent price. Liquidity risk increases for Funds investing in derivatives, for-eign investments or restricted securities.

Management Risk
Management risk is the risk that the subadvisor of a Fund, despite using vari-ous investment and risk analysis techniques, may not produce the desired investment results.

Non-Diversification Risk
Investment professionals believe that investment risk can be reduced through diversification, which is simply the practice of choosing more than a limited number of investments. On the other hand, concentrating investments in a smaller number of securities increases risk.

Sector Risk

Securities of companies within specific sectors of the economy can perform dif-ferently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Funds may allocate relatively more assets to certain industry sectors than others, the Funds' performance may be more sus-ceptible to any developments which affect those sectors emphasized by the Funds.

Social Criteria Risk
This risk applies only to the Socially Responsible Fund. If a company stops meeting the Fund's social criteria after the Fund invested in it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments, even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds hav-ing no such criteria.

Science & Technology Company Risk
Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The poten-tial for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primar-ily on these stocks is, therefore, likely to be much more volatile.

Unseasoned Company Risk

Investments in smaller or unseasoned companies often involve greater risks than investments in larger, more established companies because small and unseasoned companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

-------
29

Section II:

  Fees and Expenses of the North American Funds--Institutional Class I Shares

  This table describes the fees and expenses that you may pay if you invest in the Funds.

Shareholder Fees (fees paid directly from your investment)

                                                                  Institutional
                                                                     Class I
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                                   None
Maximum Deferred Sales Charge (as a percentage of
original purchase price or redemption price, whichever is lower)      None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
                                                                  Institutional
                                                                     Class I
-------------------------------------------------------------------------------
Growth & Income Fund
 Management Fees                                                      0.67%
 Other Expenses                                                       0.88%
  Total Annual Fund Operating Expenses                                1.55%
 Fee Waiver and/or Expense Reimbursement                              0.19%
  Net Expenses/1/                                                     1.36%
-------------------------------------------------------------------------------
Large Cap Growth Fund (formerly Growth Equity)
 Management Fees                                                      0.90%
 Other Expenses                                                       0.86%
  Total Annual Fund Operating Expenses                                1.76%
 Fee Waiver and/or Expense Reimbursement                              0.49%
  Net Expenses/1/                                                     1.27%
-------------------------------------------------------------------------------
Mid Cap Growth Fund (formerly Small/Mid Cap)
 Management Fees                                                      0.93%
 Other Expenses                                                       0.88%
  Total Annual Fund Operating Expenses                                1.81%
 Fee Waiver and/or Expense Reimbursement                              0.38%
  Net Expenses/1/                                                     1.43%
-------------------------------------------------------------------------------
Mid Cap Value Fund
 Management Fees                                                      0.90%
 Other Expenses                                                       0.78%
  Total Annual Fund Operating Expenses                                1.68%
 Fee Waiver and/or Expense Reimbursement                              0.00%
  Net Expenses/1/                                                     1.68%
-------------------------------------------------------------------------------

                                                                         -------

                                                  Institutional
Fund                                                 Class I
---------------------------------------------------------------
Science & Technology Fund
 Management Fees                                      0.90%
 Other Expenses                                       0.50%
  Total Annual Fund Operating Expenses                1.40%
 Fee Waiver and/or Expense Reimbursement              0.00%
  Net Expenses/1/                                     1.40%
---------------------------------------------------------------
Small Cap Growth Fund (formerly Emerging Growth)
 Management Fees                                      0.95%
 Other Expenses                                       0.77%
  Total Annual Fund Operating Expenses                1.72%
 Fee Waiver and/or Expense Reimbursement              0.22%
  Net Expenses/1/                                     1.50%
---------------------------------------------------------------
Small Cap Index Fund
 Management Fees                                      0.28%
 Other Expenses                                       1.12%
  Total Annual Fund Operating Expenses                1.40%
 Fee Waiver and/or Expense Reimbursement              0.00%
  Net Expenses/1/                                     1.40%
---------------------------------------------------------------
Socially Responsible Fund
 Management Fees                                      0.65%
 Other Expenses                                       0.89%
  Total Annual Fund Operating Expenses                1.54%
 Fee Waiver and/or Expense Reimbursement              0.34%
  Net Expenses/1/                                     1.20%
---------------------------------------------------------------
Stock Index Fund
 Management Fees                                      0.27%
 Other Expenses                                       0.80%
  Total Annual Fund Operating Expenses                1.07%
 Fee Waiver and/or Expense Reimbursement              0.42%
  Net Expenses/1/                                     0.65%
---------------------------------------------------------------
Global Equity Fund
 Management Fees                                      0.90%
 Other Expenses                                       1.26%
  Total Annual Fund Operating Expenses                2.16%
 Fee Waiver and/or Expense Reimbursement              0.09%
  Net Expenses/1/                                     2.07%
---------------------------------------------------------------

-------
31

                                                      Institutional
Fund                                                     Class I
-------------------------------------------------------------------
International Equity Fund
 Management Fees                                          0.90%
 Other Expenses                                           1.04%
  Total Annual Fund Operating Expenses                    1.94%
 Fee Waiver and/or Expense Reimbursement                  0.34%
  Net Expenses/1/                                         1.60%
-------------------------------------------------------------------
International Small Cap Fund
 Management Fees                                          1.05%
 Other Expenses                                           1.41%
  Total Annual Fund Operating Expenses                    2.46%
 Fee Waiver and/or Expense Reimbursement                  0.61%
  Net Expenses/1/                                         1.85%
-------------------------------------------------------------------
Balanced Fund
 Management Fees                                          0.77%
 Other Expenses                                           0.86%
  Total Annual Fund Operating Expenses                    1.63%
 Fee Waiver and/or Expense Reimbursement                  0.02%
  Net Expenses/1/                                         1.61%
-------------------------------------------------------------------
Aggressive Growth LifeStyle Fund
 Management Fees                                          0.10%
 Other Expenses                                           0.00%
  Total Annual Fund Operating Expenses                    0.10%
 Estimated Total Annual Combined Indirect Expenses/2/     1.45%
-------------------------------------------------------------------
Moderate Growth LifeStyle Fund
 Management Fees                                          0.10%
 Other Expenses                                           0.00%
  Total Annual Fund Operating Expenses                    0.10%
 Estimated Total Annual Combined Indirect Expenses/2/     1.39%
-------------------------------------------------------------------
Conservative Growth LifeStyle Fund
 Management Fees                                          0.10%
 Other Expenses                                           0.00%
  Total Annual Fund Operating Expenses                    0.10%
 Estimated Total Annual Combined Indirect Expenses/2/     1.33%
-------------------------------------------------------------------
Core Bond Fund (formerly Investment Quality Bond)
 Management Fees                                          0.60%
 Other Expenses                                           0.63%
  Total Annual Fund Operating Expenses                    1.23%
 Fee Waiver and/or Expense Reimbursement                  0.00%
  Net Expenses/1/                                         1.23%
-------------------------------------------------------------------

                                                                         -------

                                         Institutional
Fund                                        Class I
------------------------------------------------------
High Yield Bond Fund
 Management Fees                             0.83%
 Other Expenses                              0.64%
  Total Annual Fund Operating Expenses       1.47%
 Fee Waiver and/or Expense Reimbursement     0.00%
  Net Expenses/1/                            1.47%
------------------------------------------------------
Strategic Income Fund
 Management Fees                             0.74%
 Other Expenses                              1.11%
  Total Annual Fund Operating Expenses       1.85%
 Fee Waiver and/or Expense Reimbursement     0.38%
  Net Expenses/1/                            1.47%
------------------------------------------------------
U.S. Government Securities Fund
 Management Fees                             0.60%
 Other Expenses                              0.84%
  Total Annual Fund Operating Expenses       1.44%
 Fee Waiver and/or Expense Reimbursement     0.24%
  Net Expenses/1/                            1.20%
------------------------------------------------------
Money Market Fund
 Management Fees                             0.20%
 Other Expenses                              0.86%
  Total Annual Fund Operating Expenses       1.06%
 Fee Waiver and/or Expense Reimbursement     0.26%
  Net Expenses/1/                            0.80%
------------------------------------------------------

1 Reflects AGAM's contractual obligation to waive and to the extent necessary reimburse certain fees and expenses of the Fund through February 28, 2002. 2 These estimates are based upon the Funds' Expenses shown above and the expenses of the Underlying Funds' Institutional Class I shares shown in the current prospectus for such shares. The estimates assume the following con-stant allocation by the Funds of their assets among the Underlying Funds:

                       Aggressive Growth Moderate Growth Conservative Growth
                        Lifestyle Fund   Lifestyle Fund    Lifestyle Fund
International Equity
Fund                          25%              15%                8%
Small Cap Growth Fund         20%              13%                8%
Mid Cap Value Fund            10%               9%                6%
Mid Cap Growth Fund            5%               3%                2%
Large Cap Growth Fund         20%              15%               13%
Growth & Income Fund          10%              15%               13%
Core Bond Fund                10%              30%               50%
High Yield Bond Fund           0%               0%                0%

The Funds' actual expense may be higher or lower as a result of the allocation of their assets among the Underlying Funds, the expenses of the Underlying Funds, and/or the Funds' own expenses. The Total Fund Operating Expenses and Estimated Total Annual Combined Indirect Expenses shown above with respect to the LifeStyle Funds are combined and used to calculate the 1 year and 3, 5 and 10 years examples, respectively, shown on the following pages with respect to such Funds.

-------
33

By translating "Total Annual Fund Operating Expenses" into dollar amounts, these examples help you compare the costs of investing in a particular Fund, or a particular class of shares, with the costs of investing in other mutual funds.

The examples assume that you:
  . Invest $10,000 in a Fund for the time period indicated and then redeem all of your shares at the end of those periods.
  . Your investment earns a 5% return each year and that each Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                                            1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------------------------
Growth & Income Fund
 Institutional Class I Shares                    $138   $431    $ 745   $1,635
-------------------------------------------------------------------------------
Large Cap Growth Fund (formerly Growth Equity)
 Institutional Class I Shares                     129    506      908    2,033
-------------------------------------------------------------------------------
Mid Cap Growth Fund (formerly Small Mid Cap)
 Institutional Class I Shares                     146    533      945    2,095
-------------------------------------------------------------------------------
Mid Cap Value Fund
 Institutional Class I Shares                     171    530      913    1,987
-------------------------------------------------------------------------------
Science & Technology
 Institutional Class I Shares                     143    443      766    1,680
-------------------------------------------------------------------------------
Small Cap Growth Fund (formerly Emerging
 Growth)
 Institutional Class I Shares                     153    520      913    2,012
-------------------------------------------------------------------------------
Socially Responsible Fund
 Institutional Class I Shares                     122    453      807    1,806
-------------------------------------------------------------------------------
Small Cap Index Fund
 Institutional Class I Shares                     143    443      766    1,680
-------------------------------------------------------------------------------
Stock Index Fund
 Institutional Class I Shares                      66    299      549    1,268
-------------------------------------------------------------------------------
Global Equity Fund
 Institutional Class I Shares                     210    667    1,151    2,486
-------------------------------------------------------------------------------
International Equity Fund
 Institutional Class I Shares                     163    576    1,016    2,237
-------------------------------------------------------------------------------
International Small Cap Fund
 Institutional Class I Shares                     188    708    1,256    2,750
-------------------------------------------------------------------------------
Balanced Fund
 Institutional Class I Shares                     164    512      885    1,931
-------------------------------------------------------------------------------
Aggressive Growth LifeStyle Fund
 Institutional Class I Shares                     158    546      960    2,115
-------------------------------------------------------------------------------
Conservative Growth LifeStyle Fund
 Institutional Class I Shares                     146    484      846    1,866
-------------------------------------------------------------------------------
Moderate Growth LifeStyle Fund
 Institutional Class I Shares                     152    513      899    1,981
-------------------------------------------------------------------------------
Core Bond Fund (formerly Investment Quality
 Bond)
 Institutional Class I Shares                     125    390      676    1,489
-------------------------------------------------------------------------------
High Yield Bond Fund
 Institutional Class I Shares                     150    465      803    1,757
-------------------------------------------------------------------------------
Strategic Income Fund
 Institutional Class I Shares                     150    545      965    2,138
-------------------------------------------------------------------------------
U.S. Government Securities Fund
 Institutional Class I Shares                     122    432      764    1,704
-------------------------------------------------------------------------------
Money Market Fund
 Institutional Class I Shares                      82    311      560    1,271
-------------------------------------------------------------------------------

                                                                         -------

More Information About
Investment Strategies and Risks

This Prospectus does not attempt to disclose all of the different investment techniques that the Funds might use, or all of the types of securities in which the Funds might invest. As with any mutual fund, investors must rely on the professional judgment and skill of the Funds' management. A subadvisor may choose not to use some or all of the investment techniques available to a Fund, and these choices may cause the Fund to lose money or not achieve its invest-ment objective.

Each Fund has a unique investment objective (see the Fund Summaries) that it tries to achieve through its investment strategies. The investment objectives of the following Funds cannot be changed without the approval of the holders of a majority of the outstanding shares of each Fund; Growth & Income Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Global Equity Fund, International Equity Fund, International Small Cap Fund, Balanced Fund, Core Bond Fund, Strategic Income Fund, U.S. Government Securities Fund and Money Market Fund. The investment objectives of the other Funds may be changed solely by the Trustees. Except as noted for certain investment restrictions, the strategies a Fund uses to achieve its investment objective also may be changed by the Trustees without approval of the shareholders. Because each Fund is different, they have different investment policies and risks, and will also have different returns over time. This section provides additional information about certain of the Funds, and should be read in conjunction with the Fund Summaries.

Growth & Income Fund
Wellington Management believes that high quality companies are evidenced by a leadership position within an industry, a strong or improving balance sheet, relatively high return on equity, steady or increasing dividend payout, and strong management skills. The Fund's investments will emphasize primarily divi-dend paying stocks of larger companies. The Fund may invest in securities that can be converted into, or that include the right to buy common stocks, includ-ing convertible securities issued in the Euromarket and preferred stocks. The Fund may also invest in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated at the time of purchase "A" or better by Moody's or S&P, or unrated securities considered to be of equivalent quality in Wellington Management's judgment. Under normal market conditions, the subadvisor expects that the Fund's portfolio will consist primarily of equity securities.

The Fund may invest in derivatives.

Large Cap Growth Fund

The Fund may invest in preferred stocks and convertible securities, that offer opportunities for capital appreciation. The Fund may also invest in high-qual-ity bonds, debentures and other corporate or government obligations. Although these securities may produce current income, income will not be a substantial factor in selecting these securities.

The Fund may invest in investment grade bonds, debentures and corporate obliga-tions rated at the time of purchase of Baa or higher by Moody's or BBB or higher by S&P. The Fund may choose to invest in lower-rated (Ba or lower by Moody's and BB or lower by S&P) convertible and preferred stocks but not rated below B. The Fund may also invest in unrated convertible securities and pre-ferred stocks if Founders believes that they are equivalent in quality to the rated securities the Fund may buy.

The Fund will not have more than 5% of its total assets invested in unrated or below-investment-grade fixed income securities, with the exception of preferred stocks. If the Fund holds securities that are downgraded after they are pur-chased, the Fund does not have to sell them unless the Fund assets in unrated and below investment-grade securities reaches 5% of total assets.

The Fund may invest up to 30% of its total assets in foreign securities. The Fund may not invest more than 25% of its total assets in any one foreign coun-try.

-------
35

The Fund is also permitted to use forward foreign currency contracts and futures contracts. The Fund may also purchase and/or write options on securi-ties, on indices, futures contracts and foreign currencies and may invest in Rule 144A securities. Rule 144A securities are unregistered securities eligible for sale to certain buyers, such as mutual funds.

The Fund may invest without limit in American Depositary Receipts ("ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the under-lying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

Mid Cap Growth Fund
The Fund invests in equity securities, including common and preferred stocks, and securities that can be converted into or exchanged for equity securities, including warrants and rights. The Fund will typically invest in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market.

To give the Fund the flexibility to take advantage of new opportunities that can help to meet the Fund's investment objectives, the Fund can invest in money market instruments, bank and thrift obligations, obligations issued or guaran-teed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, vari-able rate master demand notes and repurchase agreements.

The Fund may invest in derivatives.

Mid Cap Value Fund

Although primarily investing in equity securities of mid cap companies using a value-oriented approach, the Fund may use certain practices and securities involving additional risks. Borrowing and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing NAV price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the Fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and exchange rates fluctuate. The Fund may invest up to 10% of its total assets in foreign securities.

When the Fund anticipates adverse market, economic, political or other condi-tions, it may temporarily depart from its goal and invest substantially in high-quality short-term fixed-income investments. This could help the Fund avoid losses but may also mean lost opportunities.

Science & Technology Fund
Since this Fund is focused on the science and technology industries, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. Companies in the rapidly changing fields of science and technology often face unusually high price vola-tility, in terms of both gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines.

The level of risk will rise to the extent that the Fund has significant expo-sure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investment in futures and options, if any, are subject to additional volatility and potential losses.


Small Cap Growth Fund

The Fund will usually invest at least 65% of its total assets in common and preferred stocks, securities convertible into common stocks and warrants of small U.S. growth companies. In seeking to identify growth companies the Fund's subadvisor often look for: companies still in the developmental stage; older companies that appear to be entering a new stage of growth; and companies provid-


                                                                         -------
ing products or services with a high unit-volume growth rate.

Some companies may outgrow the definition of a small company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund's minimum 65% allocation to small company equi-ties. In addition, the Fund may invest in companies of any size once the 65% policy is met. As a result, the Fund's average market capitalization may some-times exceed that of the largest company in the Russell 2000 Index.

Although the Fund will typically invest in smaller companies, the Fund may invest in emerging growth companies of any size. Emerging growth companies generally benefit from new products or services, technological developments, changes in management or other factors. The Fund may also invest in companies experiencing unusual developments affecting their market value, called "spe-cial situation" companies. These companies may be involved in acquisitions or consolidations, reorganization, recapitalization, mergers, liquidation, or distribution of cash, securities or other assets, tender or exchange offers, a breakup or workout of a holding company, lawsuits which, if resolved favor-ably, would improve the value of the company's stock, or a change in corporate control.

Investing in securities of emerging growth and small-sized companies can involve greater risks because these securities may have limited marketability. Because small and medium-sized companies normally have fewer shares outstand-ing than larger companies, it may be more difficult for the Fund to buy or sell large numbers of shares without affecting current prices. Small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. And companies with small market capitalizations may also be dependent upon a single proprie-tary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group.

The Fund may invest up to 20% of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock. The Fund may also invest up to 10% of its total assets in the securities of foreign issuers, which have certain risks associated with them. The Fund's status is non-diversified , although its portfolio managers have typically diversified the Fund's investments.

The interest income to be derived may be considered as one factor in selecting debt securities for investment. Because the market value of debt obligations can be expected to vary inversely with changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital apprecia-tion when interest rates are expected to decline. The success of such a strat-egy is dependent upon the manager's ability to accurately forecast changes in interest rates.

A security will be considered investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined by the manager to be of comparable quality. Bonds rated in the fourth highest grade may have speculative characteristics. If a security held by the Fund is no longer rat-ed, or is rated below the Fund's minimum allowed rating, the manager factors this information into the decision about whether the Fund should continue to hold the securities. The Fund can normally invest up to 20% of its total assets in domestic and foreign short-term money market obligations.

The Fund may invest in derivatives.

Small Cap Index Fund

The Fund's subadvisor pursues the Fund's objective by investing in companies that are listed in the Russell 2000(TM) Index (the "Index"), except for a small portion in cash, to be available for redemptions. Since it may not be possible to buy every stock included in the Index, or in the same proportions, the Fund invests in a sampling of common stocks in the Index. The common stocks of the Index will be selected utilizing a statistical sampling tech-nique known as "optimization". This process selects stocks for the Fund so that

-------
37
various industry weightings, market capitalizations and fundamental character-istics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and divi-dend yields) closely approximate those of the Index. The common stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole.

Socially Responsible Fund
The manager of the Fund determines whether a company "significantly" engages in prohibited activities by screening the Fund's investable universe against a proprietary database of stocks. Companies in the database generating more that 5% of revenues from any violating activity are not purchased by the Fund. In addition to this database, the manager uses various other resources to screen out companies whose operations appear to violate the social criteria.

At least once a year, the Investor Responsibility Research Center surveys state laws to see if there are any new or revised state laws that govern or affect the investments of public funds. If the survey shows that at least 20 states have adopted laws that restrict public funds from being invested in a clearly definable category of investments, this category is automatically added to the Fund's social criteria list.

The manager of the Fund determines whether a company "significantly pollutes the environment" by screening the Fund's investable universe against a list of the top 75 global emitters. Emissions data is collected from various sources including, but not limited to, government agencies and company filings. In addition to this list, the manager uses various publications to screen out com-panies whose operations appear to violate the social criteria.

Stock Index Fund
The Fund's subadvisor pursues the Fund's objective by investing in companies that are listed in the S&P 500 Index (the "Index"), except for a small portion in cash, to be available for redemptions. Since it may not be possible to buy every stock included in the Index, or in the same proportions, the Fund invests in a sampling of common stocks in the Index. The common stocks of the Index will be selected utilizing a statistical sampling technique known as "optimiza-tion". This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. The common stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as whole.

Global Equity Fund
The Fund invests primarily in equity securities of issuers throughout the world, including issuers in the U.S. and emerging market countries.

While the Fund generally emphasizes investments in equity securities, such as common stocks and preferred stocks, it may also invest in fixed-income securi-ties when these investments offer opportunities for capital appreciation. Fixed-income securities that the Fund may invest in include bonds, debentures and other corporate or government obligations.

The Fund may invest without limit in ADRs. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

International Equity Fund
MSAM's Active International Allocation team analyzes both the global economic environment and the economies of the industrialized countries comprising the MSCI Europe, Australasia, Far East (EAFE) Index. EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. MSAM views each country and sector as unique investment opportunities and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and currency outlook. After determining to invest in a country or sector, MSAM establishes overweight, underweight or neutral positions relative to the broad market index for that country or sector. Within the countries or sectors selected for investment, MSAM purchases optimized

                                                                         -------
baskets of equity securities designed to track the local market index. The Fund does not invest in securities of U.S. issuers.

The Fund will limit its use of derivatives for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivatives. While the use of derivatives may be advantageous to the Fund, if MSAM is not successful in employing them, the Fund's performance may be worse than if it did not make such investments.

The Fund may invest in emerging market countries and, with regard to such investments, may make global and regional allocations to emerging markets, as well as allocations to specific emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. The characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

International Small Cap Fund

The Fund may invest a significant portion of its assets in the securities of small companies. The securities of small companies may have limited marketabil-ity and may experience more abrupt or erratic movements in price than securi-ties of larger companies or the market averages in general. Because of this, the net asset value of the Fund may fluctuate more widely than popular market averages.

The Fund may also invest in convertible securities, preferred stocks, bonds, debentures and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation.

The Fund may invest in investment-grade bonds, debt securities and corporate obligations. For purposes of this Fund, investment grade securities are those rated Baa or higher by Moody's, or BBB or higher by S&P. The Fund may choose to invest in lower-rated convertible securities and preferred stocks (securities rated Ba or lower by Moody's and BB or lower by S&P) or of comparable invest-ment quality at the time of purchase. The Fund may also invest in unrated con-vertible securities and preferred stocks if Founders believes they are equiva-lent in quality to the rated securities that the Fund may buy.

The Fund will not invest more than 5% of its total assets in unrated or below investment-grade fixed-income securities, with the exception of preferred stocks. If the Fund holds securities that are downgraded to below investment grade after they are purchased, the Fund does not have to sell them unless the Fund's investments in unrated and below investment grade securities are equal to or greater than 5% of total fund assets.

Since the Fund's assets will be invested primarily in foreign securities and since substantially all of the Fund's revenues will be received in foreign cur-rencies, the Fund's net asset values will be affected by changes in currency exchange rates. The Fund will pay dividends in dollars and will incur currency conversion costs.

Balanced Fund
The Fund may invest in convertible securities, preferred stocks, bonds, deben-tures, and other corporate obligations when INVESCO believes that these invest-ments offer opportunities for capital appreciation. Current income is also a factor in the selection of these securities.

The Fund may invest up to 25% of its total assets in foreign securities and will be subject to certain risks as a result of these investments. The Fund may also purchase ADRs or Canadian securities that are not included in the 25% for-eign securities limitation.

The Fund may also take positions in securities traded on regional or foreign exchanges. The portion of the Fund's portfolio invested in

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39
debt securities may include obligations of the U.S. government, government agencies, and investment grade corporate bonds. Obligations issued by U.S. Gov-ernment agencies may include some supported only by the credit of the issuing agency rather than by the full faith and credit of the U.S. Government. The Fund may hold securities of any maturity, with the average maturity of the portfolio varying depending upon economic and market conditions. The Fund may invest in derivatives.

Aggressive Growth LifeStyle Fund
The Fund is managed so that it can serve as a complete investment program or as a core part of your larger portfolio. The combination of the North American Funds ("Underlying Funds") has been selected to represent a reasonable spectrum of investment options for the Fund. The manager may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

Conservative Growth LifeStyle Fund
The Fund is managed so that it can serve as a complete investment program or as a core part of your larger portfolio. The combination of the North American Funds ("Underlying Funds") has been selected to represent a reasonable spectrum of investment options for the Fund. The manager may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

Moderate Growth LifeStyle Fund
The Fund is managed so that it can serve as a complete investment program or as a core part of your larger portfolio. The combination of the North American Funds ("Underlying Funds") has been selected to represent a reasonable spectrum of investment options for the Fund. The manager may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

Core Bond Fund
Credit research on corporate bonds includes examining both quantitative (mathe-matical) and qualitative criteria established by AGIM. These criteria include an issuer's industry, operating and financial profiles, business strategy, man-agement quality, and projected financial and business conditions.


Up to 10% of the Fund's total assets may be invested in lower quality fixed-income securities, those rated below Baa3 by Moody's and BBB by S&P or comparable investment qual-ity at the time of purchase. Equity securities, including common or preferred stocks, convertible securities, and warrants, may comprise up to 20% of the Fund's total assets. The Fund may invest in ADRs, foreign currency, futures and options, investment companies, loan participations, real estate securities, repurchase agreements, reverse repurchase agreements, dollar rolls, structured securities, variable amount master demand notes, variable rate demand notes, and when-issued securities.The Fund may invest in derivatives.

High Yield Bond Fund

The Fund may invest up to 35% in investment grade securities, those rated Baa3 or higher by Moody's and BBB- or higher by S&P or comparable investment quality at the time of purchase. In addition, the Fund may invest up to 15% in zero coupon securities (securities not paying current cash interest), and up to 20% of total assets in equity securities. Equity securities include common or pre-ferred stocks, warrants, and convertible securities. The Fund may invest in derivatives.

Strategic Income Fund
The Fund may invest in debt obligations issued or guaranteed by a foreign sov-ereign government or one of its agencies or political subdivisions, and debt obligations issued or guaranteed by international organizations designated or supported by governmental entities to promote economic reconstruction or devel-opment and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. These securities may be denominated in multi-national currency units.

The purpose of investing a portion of the Fund's assets in below investment grade, mortgage, and international debt securities, is to

                                                                         -------
provide investors with a higher yield than a high-quality domestic corporate bond fund, and with less risk than a fund that invests principally in below investment grade securities. Some of the debt securities the Fund may select may be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC or lower by S&P) or comparable investment quality at time of purchase. The Fund may invest in derivatives.

The Fund may also invest in asset-backed securities, foreign currency, futures and options, illiquid securities, investment companies, loan participations, money market securities, mortgage-related securities, real estate securities, repurchase agreements, reverse repurchase agreements, dollar rolls, structured securities, swaps, variable amount master demand notes, variable rate demand notes, and when-issued securities.

U.S. Government Securities Fund
The Fund may invest in:

 . Mortgage-backed securities guaranteed by the Government National Mortgage
  Association ("GNMA"), popularly known as "Ginnie Maes," that are backed by the full faith and credit of the U.S. Government. These are known as a "modified pass through" type of mortgage- backed security ("GNMA Certificates"). These securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

 . U.S. Treasury obligations;

 . Obligations issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These securities are backed by their own credit, and may not be backed by the full faith and credit of the U.S. Government;
 . Mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mort-gage Corporation and the Federal National Mortgage Association;
 . Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government; and
 . Repurchase agreements collateralized by any of the foregoing.

Money Market Fund

The Fund invests in high quality, U.S. dollar-denominated money market instru-ments, as described on page 26. A money market instrument is high quality when it is rated in one of two highest credit categories by a Nationally Recognized Statistical Rating Organization such as Moody's or S&P.

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41

Other Risks of Investing in the North American Funds

Although a Fund may have the flexibility to use some or all of the investments or strategies described in this Prospectus and the Statement of Additional Information, its subadvisor may choose not to use these investments or strate-gies for a variety of reasons. These choices may cause a Fund to miss opportu-nities, lose money or not achieve its goal.

High Yield/High Risk Securities
High yield securities (often known as "junk bonds") include debt instruments that have an equity security attached to them. Securities rated below invest-ment grade and comparable unrated securities offer yields that fluctuate over time, but generally offer higher yields than do higher rated securities. Howev-er, securities rated below investment grade also involve greater risks than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some qual-ity and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

Some of the debt securities in which the Funds may choose to invest may be, or may be similar to, the lowest rated non-subordinated debt (securities rated C by Moody's or CCC or lower by S&P or comparable investment quality at the time of purchase). This type of security is very risky, as issuers may not have the ability to repay principal and interest, and may even default. If this should occur, the value of shares of the Fund holding them would likely fall.

Illiquid Securities

An illiquid security is one that may not be frequently traded or cannot be dis-posed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities. Each Fund other than the Money Market Fund and the Municipal Money Market Fund may invest up to 15% of its net assets in illiquid securities. This limit is 10% for the Money Market Fund. This restric-tion applies at all times to all assets.

A restricted security is one that has not been registered with the Securities and Exchange Commission ("SEC") and, therefore, cannot be sold to the general public. Under procedures adopted by the Trust's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward the 15%/10% limits.

Lending Fund Securities

Each Fund, except the Lifestyle Funds, may lend up to 33% (30% for the Stock Index Fund and the Small Cap Index Fund, 33 1/3% for the High Yield Bond Fund, the Mid Cap Value Fund, the Socially Responsible Fund and the Science & Tech-nology Fund of its total portfolio assets, or securities, to brokers, dealers and other financial institutions. These loans must be callable (the Fund may ask that the loan be repaid in full) at any time by the Fund. The loans must be at all times fully secured by cash, or liquid assets and marked-to-market (priced at market value) to the value of loaned securities on a daily basis. As with any extensions of credit, there may be risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of Fund securities will only be made to firms deemed by the subadvisors to be creditworthy.

Leverage Risk
Funds that borrow money to buy securities are using leverage. Leverage risk is the risk that leverage, or debt, will enable a Fund to buy more of a security that falls in value. In this case, the Fund would still need to repay the money it borrowed. Funds can create leverage, or borrow money, by using different types of techniques including reverse repurchase agreements, dollar rolls, and derivatives including inverse floating rate instruments.

Hedging and Other
Strategic Transactions
Individual Funds may be authorized to use a variety of investment strategies described below for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the Fund. Hedging is simply believing that certain securi-ties will fall, or rise, in value, and structuring transactions that take advantage of those changes. These transactions are generally used to

                                                                         -------
protect against possible changes in the market value of securities a Fund already owns or plans to buy, to protect unrealized gains or to improve the Fund's return in some way.

Where allowed, individual Funds may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions. This category includes derivative transactions. A "derivative" is generally defined as an instrument whose value is based upon, or derived from, some underlying index or rate. Interest rate transactions may include swaps, caps, floors and collars, and currency transactions may include currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Frequent Trading

A Fund's investments may be bought and sold relatively fre-quently. A high turnover rate may result in higher brokerage commissions and a higher amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

Temporary Defensive Strategies
A Fund's subadvisor may at certain times decide that pursuing the Fund's investment strategies is inconsistent with market conditions. A subadvisor may then employ defensive strategies designed mostly to limit losses. However, the subadvisor may choose not to use defensive strategies, even in volatile or unsettled market conditions. Such defensive strategies may cause the Fund to miss opportunities or to not achieve its goal.


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43

Management of the Funds


Under the federal securities laws, Massachusetts law and the Trust's Agreement and Declaration of Trust and By-Laws, the business and affairs of the Trust are managed under the direction of the Trustees.

American General Asset Management Corp. ("AGAM"), formerly CypressTree Asset Management Corporation, Inc., is the investment adviser for the Trust. AGAM was formed in 1996 to advise, acquire and distribute mutual funds through broker-dealers, banks and other intermediaries. AGAM's address is 286 Congress Street, Boston, Massachusetts 02210.

According to its Advisory Agreement with the Trust (the "Advisory Agreement"),
AGAM:

 . Oversees the administration of all aspects of the business and affairs of the
  Funds
 . Selects, contracts with and compensates subadvisors to manage the assets of the Funds

The following table shows the management fees each Fund paid (or, in the case of new Funds will pay) to AGAM for the last fiscal year under the Advisory Agreement as a percentage of the Fund's average daily net asset value.

 Funds                                       Management Fees

                                          Between       Between     Excess Over
                              First    $50 Million & $200 Million &    $500
                           $50 Million $200 Million   $500 Million    Million
-------------------------------------------------------------------------------
 Growth & Income Fund        0.725%       0.675%         0.625%       0.550%
 Large Cap Growth Fund       0.900%       0.850%         0.825%       0.800%
 Mid Cap Growth Fund         0.925%       0.900%         0.875%       0.850%
 Mid Cap Value Fund          0.900%    See Below/1/
 Science and Technology      0.900%       0.900%         0.900%       0.900%
 Fund
 Small Cap Growth Fund       0.950%       0.950%         0.950%       0.950%
 Small Cap Index Fund        0.280%       0.280%         0.280%       0.270%
 Socially Responsible        0.650%       0.650%         0.650%       0.650%
 Fund
 Stock Index Fund            0.270%       0.270%         0.270%       0.260%
 Global Equity Fund          0.900%       0.900%         0.700%       0.700%
 International Equity        0.900%       0.850%         0.800%       0.750%
 Fund
 International Small Cap     1.050%       1.000%         0.900%       0.800%
 Fund
 Balanced Fund               0.775%       0.725%         0.675%       0.625%
 Aggressive Growth           0.100%       0.100%         0.100%       0.100%
 Lifestyle Fund
 Conservative Growth         0.100%       0.100%         0.100%       0.100%
 Lifestyle Fund
 Moderate Growth             0.100%       0.100%         0.100%       0.100%
 Lifestyle Fund
 Core Bond Fund              0.600%       0.600%         0.525%       0.475%
 High Yield Bond Fund        0.825%       0.825%         0.725%       0.675%
 Strategic Income Fund       0.750%       0.700%         0.650%       0.600%
 U.S. Government             0.600%       0.600%         0.525%       0.475%
 Securities Fund
 Money Market Fund           0.200%       0.200%         0.200%       0.145%

--------------------------------------------------------------------------------

 /1/ The management fee schedule for the Mid Cap Value Fund is as follows:
     0.900% on the first $100 million, 0.875% between $100 million and $250 million, 0.850% between $250 million and $500 million, 0.825% between $500 mil-lion and $750 million, and 0.800% on the excess over $750 million of the aver-age net assets of the Fund.


                                                                         -------

 . Makes recommendations to the Trustees regarding the hiring, termination and replacement of subadvisors
 . Reimburses the Fund if the total of certain expenses allocated to any Fund exceeds certain limitations

 . Reviews the performance of the subadvisors
 . Periodically reports to the Trustees

Under an order granted to the Funds by the SEC, AGAM is permitted to appoint a subadvisor, to create a subadvisory agreement, and to terminate or amend a subadvisory agreement, in each case without shareholder approval. This "Manager of Managers" structure permits the Funds to change subadvisors or the fees paid to subadvisors without the expense and delays associated with obtaining share-holder approval. AGAM has ultimate responsibility under the Manager of Managers structure to oversee the subadvisors, including making recommendations to the Trust regarding the hiring, termination and replacement of subadvisors.

-------
45

Subadvisory Agreements

American General Investment Management, L.P. ("AGIM")

AGIM has been the subadvisor to the Strategic Income Fund, the Core Bond Fund, the U.S. Government Securities Fund, and the Money Market Fund since March, 2000, and of the High Yield Bond Fund since inception. The portfolio managers of the Small Cap Index Fund, the Stock Index Fund, the Socially Responsible Fund, the Aggressive Growth LifeStyle Fund, the Conservative Growth LifeStyle Fund and the Moderate Growth LifeStyle Fund previously managed the corresponding AGSPC 2 Fund. AGIM was formed in 1998 as a successor to the investment management division of American General Corporation ("American General"), and is an indirect wholly-owned subsidiary of American General. AGIM also provides investment management and advisory services to pension and profit sharing plans, financial institutions and other investors. Accounts managed by AGIM had combined assets, as of December 31, 2000, of approximately $72.2 billion. AGIM is located at 2929 Allen Parkway, Houston, Texas 77019.

Albert Gutierrez is Executive Vice President responsible for portfolio management and trading since April, 2000, and is primarily responsible for implementing the investment strategies of the Core Bond Fund, the U.S. Government Securities Fund, the Aggressive Growth LifeStyle Fund, the Conservative Growth LifeStyle Fund and the Moderate Growth LifeStyle Fund. Prior to working at AGIM, Mr. Gutierrez was Senior Vice President responsible for non-equity research, trading and various insurance company portfolios with Conseco Capital Management from 1987 to 2000.

Magali E. Azema-Barac is responsible for AGIM's equity group. She heads the team making investment decisions for each of the Index Funds, as well as for the Socially Responsible Fund. Ms. Azema-Barac joined American General in Sep-tember, 1999. Prior to that, she worked on the equity desk of US West Invest-ment Management Company in Englewood, Colorado, where she managed an enhanced equity portfolio.

Steven Guterman, Executive Vice President and portfolio manager of the Strate-gic Income Fund, joined AGIM in 1998. Mr. Guterman served as Managing Director at Salomon Brothers, Inc. from 1996 to 1998 and as Senior Portfolio Manager and head of the U.S. Fixed Income Portfolio Group from 1990 to 1998.

Investment decisions for the High Yield Bond Fund are made by a team, headed by Gordon Massie. Mr. Massie, Executive Vice President, has been the lead portfolio manager of AGIM or its indirect parent, American General since August 1985. Currently, Mr. Massie is AGIM's Head of Public High Yield Portfolio Management and Trading.

Teresa Moro, Vice President, serves as the portfolio manager of the Money Mar-ket Fund and has served as Vice President and Investment Officer of the Money Market Fund of North American Funds Variable Product Series I since 1991. She is responsible for managing money market instruments for AGIM.

Credit Suisse Asset Management, LLC.

Credit Suisse Asset Management, LLC., the subadvisor to the Small Cap Growth Fund ("CSAM"), is located at 466 Lexington Ave., New York, New York, 10017.

CSAM is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of November 30, 2000, CSAM managed approximately $93 billion of assets, and together with its global affiliates, managed $223 billion worldwide.

The co-fund managers of the Small Cap Growth Fund are Elizabeth B. Dater, Stephen J. Lurito and Sammy Oh. Ms. Dater, a managing director, has been a fund manager of the Small Cap Growth Fund since its inception and has been a fund manager since 1978. Mr. Lurito, a managing director, has been a fund manager of the Small Cap Growth Fund since its inception and has been with the firm since 1987. Mr. Oh, a director, has been a fund manager of the Small Cap Growth Fund since March 1999. Prior to that, he worked at Warburg Pincus as a fund manager since 1997. Previously, Mr. Oh was Vice President of Bessemer Trust from 1995 to 1997.

                                                                         -------

Founders Asset Management, LLC.

Investment decisions for the Large Cap Growth Fund, International Small Cap Fund and Global Equity Funds are made by their subadvisor, Founders Asset Man-agement, LLC ("Founders"), located at 2930 East Third Avenue, Denver, Colorado 80206. Founders is a registered investment adviser first established as an asset manager in 1938, and is a subsidiary of Mellon Financial Corporation. As of December 31, 2000, Founders had over $7.24 billion of assets under manage-ment, including approximately $7.12 billion in mutual fund accounts and $120 million in other advisory accounts.

To facilitate the day-to-day investment management of the Large Cap Growth Fund, International Small Cap Fund, and Global Equity Fund, Founders employs a unique team-and-lead-manager system. The management team is composed of several members of the Investment Department, including portfolio managers, portfolio traders and research analysts. Team members share responsibility for providing ideas, information, knowledge and expertise in the management of the Funds. Each team member has one or more areas of expertise that is applied to the man-agement of the Fund. Daily decisions on Fund selection for the Fund rests with a fund manager assigned to the Fund.

Tracy P. Stouffer, Vice President of Investments, has been the lead fund man-ager for the International Small Cap Fund since July 1999. Previously, Ms. Stouffer was a vice president and portfolio manager with Federated Global Incorporated from 1995 to July 1999 and a vice president and portfolio manager with Clariden Asset Management from 1988 to 1995.

Thomas M. Arrington, Vice President of Investments, is a Chartered Financial Analyst who has been the co-portfolio manager, along with Scott Chapman, of the Large Cap Growth Fund since December 1998. Mr. Arrington has served as co-port-folio manager to the Global Equity Fund since March 2000. Prior to joining Founders, he was vice president and director of income equity strategy at HighMark Capital Management, a subsidiary of Union BanCal Corp., where he man-aged the HighMark Income Equity Fund, a large-cap fund. He received a bache-lor's degree in economics from the University of California, Los Angeles and an MBA from San Francisco State University.

Scott Chapman, Vice President of Investments, is a Chartered Financial Analyst who has been the co-portfolio manager, along with Thomas Arrington, of the Large Cap Growth Fund since December 1998. Mr. Chapman has served as co-portfo-lio manager to the Global Equity Fund since March 2000. Before joining Found-ers, Chapman was vice president and director of growth strategy for HighMark Capital. He has more than 10 years experience in equity investment management, including security analysis positions with McCullough, Andrews and Cappiello and Cooper Development Co. Chapman received a bachelor of science degree in accounting from Santa Clara University and an MBA in finance from Golden Gate University.

Douglas A. Loeffler, Vice President of Investments, is a Chartered Financial Analyst who has served as the co-portfolio manager of the Global Equity Fund since March, 2000. Prior to joining Founders in 1995, Mr. Loeffler was an investment professional at Scudder, Stevens & Clark for seven years.

INVESCO Funds Group, Inc. ("INVESCO")

INVESCO, with principal offices at 7800 E. Union Blvd., Denver, Colorado 80237, has been the subadvisor to the Balanced Fund and the Mid Cap Growth Fund since March 2000. Established in 1932, INVESCO Funds Group is one of the oldest existing mutual fund management companies in the United States. Some of the world's largest institutions and more than two million individual investors rely on the knowledge of INVESCO's investment specialists. As of December 31, 2000, INVESCO and its affiliates managed approximately $402.6 billion in assets.

Charles P. Mayer, Director of Equity Income Investments & Senior Vice Presi-dent, manages the equity portion of the Balanced Fund. Mr. Mayer, who joined INVESCO in 1993, has been an investment professional since 1969. Mr. Mayer holds a BA from St. Peter's College, and an MBA from St. John's University.

Donovan J. Paul, Director of Fixed Income Investments and

-------
47

Senior Vice President, co-manages the fixed-income portion of the Balanced Fund. Mr. Paul, who joined INVESCO in 1994, has been an investment professional since 1976. Mr. Paul holds a BBA from the University of Iowa, and an MBA from the University of Northern Iowa.

Peter Lovell, Vice President, is the lead manager of the Balanced Fund. Mr. Lovell, who joined INVESCO in 1994, has been an investment professional since 1976. Mr. Lovell holds a BBA from Colorado State University, and an MBA from Regis University.

Timothy J. Miller, Chief Investment Officer, Director and Senior Vice Presi-dent, is lead manager of the Mid Cap Growth Fund. Mr. Miller, who joined INVESCO in 1992, has been an investment professional since 1979. Mr. Miller holds a BSBA from St. Louis University, and an MBA from the University of Missouri.

Morgan Stanley Dean Witter Investment Management Inc.

Morgan Stanley Dean Witter Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, New York 10020, has been the subadvisor to the International Equity Fund since April 1, 1999. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc., but continues to do business in certain instances using the name Morgan Stanley Asset Management ("MSAM"). MSAM, a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., conducts a worldwide fund management business, providing a broad range of fund management services to customers in the United States and abroad. As of December 31, 2000, MSAM, together with its affiliated institutional asset management companies, managed investments totaling approximately $170.2 billion.

Ann D. Thivierge shares portfolio management responsibility for the Interna-tional Equity Fund with Barton M. Biggs. Ms. Thivierge is a Managing Director of MSAM. She joined MSAM in 1986 and holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University.

Barton M. Biggs has been Chairman and a director of MSAM since 1980. He is also a director and chairman of various registered investment companies to which MSAM and certain of its affiliates provide investment advisory services. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University.

Neuberger Berman Management, Inc. ("NBM") 605 Third Avenue, Second Floor, New York, New York 10158-0180

NBM is the subadvisor for the Mid Cap Value Fund. NBM and its predecessor firms have specialized in the management of no-load mutual funds since 1950. As of December 31, 2000, NBM and its affiliates managed approximately $55.5 billion in aggregate net assets.

Robert I. Gendelman serves as manager of the Mid Cap Value Fund. Mr. Gendelman is a Vice President of NBM and managing director of Neuberger Berman, LLC. Mr. Gendelman has been associated with NBM since 1994.

T. Rowe Price Associates, Inc., ("T. Rowe Price") 100 East Pratt St., Baltimore, MD 21202

T. Rowe Price is the subadvisor for the Science & Technology Fund. Founded in 1937 by Thomas Rowe Price, Jr., the Baltimore-based investment management firm is one of the nation's leading providers of no-load mutual funds for individual investors and corporate retirement programs. T. Rowe Price Group, Inc. owns 100% of the stock of T. Rowe Price. T. Rowe Price Group was formed in 2000 as a holding company for the T. Rowe Price affiliated companies. As of December 31, 2000, T. Rowe Price and its affiliates served as investment advisor to more than 80 stock, bond, and money market funds and managed about $166.7 billion.

The Fund is managed by an investment advisory committee, chaired by Charles A. Morris. Mr. Morris has day-to-day responsibility for managing the portfolio and works with the committee to develop and execute the Fund's investment program. Mr. Morris joined T. Rowe Price in 1987, and has been managing investments since 1991.

                                                                         -------

Wellington Management Company, LLP
Wellington Management Company, LLP, the subadvisor to the Growth & Income Fund ("Wellington Management"), is located at 75 State Street, Boston, Massachusetts 02109.

Wellington Management and its predecessor organizations have provided invest-ment management services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals since 1928. As of September 30, 2000, Wellington Management had investment management author-ity with respect to approximately $267 billion of assets.

Matthew E. Megargel, Senior Vice President of Wellington Management, is a chartered financial analyst who has served as fund manager to the Growth & Income Fund since February 1992. Mr. Megargel joined Wellington Management in 1983 as a research analyst and took on additional responsibilities as a fund manager in 1988. In 1991, he became solely a fund manager with Wellington Management.

-------
49

Section III:

Investing in the North American Funds
Institutional Classes of Shares


Institutional Class I shares of each Fund are available to you through your employer plan. Institutional Class I shares are available to any qualifying employer plan once the plan establishes a minimum account balance of $1 million with the Trust. A plan's account balance is equal at any time to the aggregate of all amounts contributed by the plan to the Trust, less the cost of all redemptions by such plan from the Trust. American General Funds Distributors, Inc. (the "Distributor") may waive the minimum account balance requirement if it reasonably anticipates that the size of the plan and/or the anticipated amount of contributions will present economies of scale. As a participant in an employer retirement plan, you do not purchase Institutional Class I shares of the Funds directly. Rather, Institutional Class I shares of a Fund are pur-chased for you when you elect to allocate your retirement contributions to a Fund plan that is available as an investment option in your retirement or sav-ings plan. You may be permitted to elect different investment options, alter the amounts contributed to your plan, or change how contributions are allocated among your investment options in accordance with your plan's specific provi-sions. See your plan administrator or employee benefits office for more details. Investments by individual participants in employer retirement plans are made through their plan sponsor or administrator, who is responsible for transmitting instructions for all orders for the purchase, redemption and exchange of Fund shares. The availability of an investment by a plan partici-pant in the Funds, and the procedures for investing depend upon the provisions of the plan and whether the plan sponsor or administrator has contracted with the Trust or designated agent for special processing services.

For more information on how to participate in the Funds through an employee retirement plan, please refer to your plan materials or contact your employee benefits office.

Institutional Class I shares are also available for purchase by or through:

1. Certain broker-dealers and other financial institutions that have entered into an agreement with the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar managed account program under which clients: (i) pay an asset-based fee; and (ii) will have at least $1 million invested in Institutional Class I shares.

2. Registered investment advisers offering a "wrap account" or a similar man-aged account program under which clients: (i) pay an asset-based fee; and
   (ii) will have at least $1 million invested in Institutional Class I shares.

3. Trust institutions and bank trust departments that: (i) charge an asset-based fee; and (ii) will have at least $1 million invested in Institutional Class I shares.

4. A charitable organization (as defined for purposes of Section 501(c) (3) of the Internal Revenue Code) investing $1 million or more.

Institutional Class I shares are also available for purchase by the Aggressive, Moderate and Conservative Growth Lifestyle Funds.

The Distributor may waive the minimum investment requirement in certain instances due to sales efficiencies and competitive considerations.

Transfer or exchange of balances
An employer retirement plan may allow you to exchange all or part of your existing plan balance from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Exchanges will be accepted by the Trust only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed. The Trust reserves the right to re-fuse any exchange purchase request.

                                                                         -------

Pricing of Fund Shares

The price of the shares of each Fund is the net asset value per share (next determined following receipt of a properly completed order).

The net asset value of the shares of each class of each Fund is calculated sep-arately and, except as described below, is determined once daily as of the close of regularly scheduled trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern Time).

The net asset value per share of each class of each Fund is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. No determination is required on days when the New York Stock Exchange is closed (for example, national holi-days). Generally, trading in non-U.S. Government securities as well as U.S. Government Securities and money market instruments, is substantially completed each day at various times prior to the close of regularly scheduled trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of a class of a Fund are generally determined as of such times. Occasionally, events which affect the values of such securi-ties may occur between the times at which they are generally determined and the close of regularly scheduled trading on the Exchange and would therefore not be reflected in the computation of a class's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the subadvisors under procedures established and regularly reviewed by the Trustees.

All instruments held by the Money Market Fund and short-term debt instruments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis.

Unless you request cash payment, all dividends and distributions will be rein-vested. All Funds except the Money Market Fund declare and pay capital gains, if any, annually.


-------
51

Dividends and Distributions from North American Funds


These Funds declare and pay income dividends annually:

 . Aggressive Growth LifeStyle Fund

 . Balanced Fund

 . Conservative Growth LifeStyle Fund

 . Global Equity Fund

 . Growth & Income Fund

 . International Equity Fund

 . International Small Cap Fund

 . Large Cap Growth Fund

 . Mid Cap Growth Fund

 . Mid Cap Value Fund

 . Moderate Growth LifeStyle Fund

 . Science & Technology Fund

 . Small Cap Growth Fund

 . Small Cap Index Fund

 . Socially Responsible Fund

 . Stock Index Fund

These Funds declare income dividends daily and pay annually:

 . Core Bond Fund

 . High Yield Bond Fund

 . Money Market Fund

 . Strategic Income Fund

 . U.S. Government Securities Fund


                                                                        -------

Taxes

It is expected that each Fund of the Trust will qualify as a "regulated invest-ment company" under the Internal Revenue Code, as amended. If each Fund quali-fies it will not be subject to United States federal income taxes on its net investment income and net capital gain, if any, that it distributes to its shareholders in each taxable year.

A Fund's distributions derived from interest, dividends and certain other income, including gains from investments that the Fund held for one year or less, will generally result in taxable ordinary income to the shareholders of the Fund. Distributions of net gains from investments held by a Fund for more than one year are taxable as long-term gains (generally at a 20% rate for non-corporate shareholders). Distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. Distributions are taxed as described in this paragraph even if such distributions economically represent a return of a particular shareholder's investment. Distributions that represent a return of a particular shareholder's investment are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

Because a Fund may invest in foreign securities or currencies, it may be required to pay withholding or other taxes to foreign governments on dividends and interest. The investment yield of the Fund's investment in foreign securi-ties or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes, but may not be able to claim a foreign tax credit or deduction for these taxes for any taxable year, the shareholders will be notified. The ability of the shareholders to utilize such a foreign tax credit is subject to a holding period requirement. In addition, if the Fund invests in securities of passive foreign investment companies, it may be sub-ject to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The investment yield of such investments will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.

The redemption, sale or exchange of Fund shares (including the exchange of shares of one Fund for shares of another) is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposi-tion of shares of the Fund are taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares have been held for more than one year. (Such gains are gen-erally taxed at a 20% rate for noncorporate shareholders).

If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share.

Descriptions of tax consequences set forth in this Prospectus and in the State-ment of Additional Information are intended to be a general guide. Investors should consult their tax advisers with respect to the specific tax consequences of an investment in the Fund, including the effect and applicability of state, local, foreign, and other tax laws and the possible effects of changes in fed-eral or other tax laws. This discussion is not intended as a substitute for careful tax planning.

-------
53

Section IV: Privacy Notice and Other Information

Privacy Notice

The Trust, an affiliate of American General, understands your privacy is impor-tant. You have received this notice in accordance with applicable state and federal laws and because you are a current or potential customer of one of the Funds. This notice will help you understand what types of nonpublic personal information--information about you that is not publicly available--we may col-lect, how we use it, and how we protect your privacy. This notice describes our privacy practices for both current and former customers.

Types of Nonpublic Personal Information We Collect and Disclose

 . American General's employees, representatives, agents, and selected third parties--companies or individuals not affiliated with American General--may collect nonpublic personal information about our customers, including:

  --Information provided to us, such as on applications or other forms (account balances, income, assets and marital status).

  --Information about transactions with us, our affiliates, or third parties.

  --Information from others, such as employers, and federal and state agencies.

Protection of Nonpublic Personal Information

 . We restrict access to nonpublic personal information to those employees, agents, representatives or third parties who need to know the information to provide products and services to our customers.

 . We have policies and procedures that give direction to our employees, agents, and representatives on how to protect and use nonpublic personal information.

 . We maintain physical, electronic, and procedural safeguards to protect non-public personal information.

Sharing of Nonpublic Personal Information

 . We do not share nonpublic personal information about our customers to anyone, including other affiliated American General companies or third parties, except as permitted by law.

 . We do not sell nonpublic personal information about our customers to third-parties who are not part of the American General family of companies.

 . We may disclose, as allowed by law, all of the types of nonpublic personal information we collect when needed, to: (i) affiliated companies, agents, employees, representatives, and third parties that market our services and products, and administer and service customer accounts on our behalf, or (ii) other financial institutions with whom we have joint marketing agreements.


 . Examples of the types of companies and individuals to whom we may disclose nonpublic personal information include, but are not limited to, banks, third-party administrators, registered broker/dealers, auditors, regulators, and transfer agents.

Customers of Broker/Dealers

 . If you own shares of the Funds through a financial intermediary such as a broker/dealer, bank or trust company, you may receive the privacy policy of the financial intermediary that would address how it shares your nonpublic personal information with nonaffiliated third parties.

Changes in Privacy Policy

 . We reserve the right to change any of our privacy policies and related proce-dures at any time, in accordance with applicable federal and state laws. You will receive appropriate notice if our Privacy Policy changes.

Other Information

Mailings to Shareholders

To reduce expenses and to note our concern for the environment, we may deliver a single copy of most financial reports, proxy and information statements and prospectuses to investors who share an address, even if the accounts are regis-tered under different names. If you would like to receive separate mailings, please call us and we will begin individual delivery within 30 days. In most cases, we also will deliver account statements for all the investors in a household in a single envelope.

                                                                         -------

Financial Highlights


[LOGO OF FINANCIAL HIGHLIGHTS]

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the return that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from each Fund's financial statements, which have been audited by either PricewaterhouseCoopers LLP (Growth & Income Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Science & Technology Fund, Small Cap Growth Fund, International Equity Fund, Balanced Fund, Core Bond Fund, Strategic Income Fund, and the Money Market Fund) or by Ernst & Young LLP (Mid Cap Value Fund, Socially Responsible Fund, Aggressive Growth LifeStyle Fund, Conservative Growth LifeStyle Fund, Moderate Growth LifeStyle Fund, and the High Yield Bond
Fund). Since there have been no sales of Institution Class I shares as of October 31, 2000 for the Small Cap Index Fund, Stock Index Fund, Global Equity Fund, International Small Cap Fund and U.S. Government Securities Fund, there are no financial highlights for these Funds. The annual report of PricewaterhouseCoopers LLP, along with the above listed funds' financial statements, is included in the Trust's annual report, which is available upon request.

-------
55

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                                            Growth & Income Fund
                                                            --------------------
                                                                  Class I
                                                            --------------------
                                                                7/10/00* to
                                                                 10/31/00**
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $28.25
--------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                                       (0.02)
 Net realized and unrealized gain/(loss) on investments and
  foreign currency                                                  (1.12)
                                                                   -------------
 Total from investment operations                                   (1.14)
                                                                   -------------
Distributions
 Dividends from net investment income
 Distributions from realized capital gains
                                                                   -------------
 Total distributions
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $27.11
--------------------------------------------------------------------------------
Total Return                                                        (4.04%)+
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of period (000's)                                $10,267
--------------------------------------------------------------------------------
 Ratio of total expenses to average net assets                       1.27%#
--------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net
  assets                                                            (0.26%)#
--------------------------------------------------------------------------------
 Portfolio turnover rate                                               31%+
--------------------------------------------------------------------------------
 Expense ratio before expense reimbursement by adviser               1.44%#
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              Large Cap Growth
                                                               Fund (formerly
                                                             Growth Equity Fund)
                                                             -------------------
                                                                   Class I
                                                             -------------------
                                                                 7/10/00* to
                                                                  10/31/00*
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $22.08
--------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                                        (0.03)
 Net realized and unrealized gain/(loss) on investments and
  foreign currency                                                   (1.93)
                                                                   -------------
 Total from investment operations                                    (1.96)
                                                                   -------------
Distributions
 Dividends from net investment income
 Distributions from realized capital gains                           (1.70)
                                                                   -------------
 Total distributions                                                 (1.70)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $ 18.42
--------------------------------------------------------------------------------
Total Return                                                         (9.04%)+
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of period (000's)                                 $19,117
--------------------------------------------------------------------------------
 Ratio of total expenses to average net assets                        1.07%#
--------------------------------------------------------------------------------
 Ratio of net investment income/(loss) to average net assets         (0.47%)#
--------------------------------------------------------------------------------
 Portfolio turnover rate                                               196%+
--------------------------------------------------------------------------------
 Expense ratio before expense reimbursement by adviser                1.64%#
--------------------------------------------------------------------------------

*  Commencement of Operations
** Net investment income per share has been calculated using the average share method
#  Annualized
+  Non-annualized


                                                                        --------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                                              Mid Cap Growth
                                                              Fund  (formerly
                                                            Small/Mid Cap Fund)
                                                            -------------------
                                                                  Class I
                                                            -------------------
                                                                7/10/00* to
                                                                 10/31/00**
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $21.70
-------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                                       (0.08)
 Net realized and unrealized gain/(loss) on investments and
  foreign currency                                                  (0.15)
                                                            -------------------
 Total from investment operations                                   (0.23)
                                                            -------------------
Distributions
 Distributions from realized capital gains                          (3.50)
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $17.97
-------------------------------------------------------------------------------
Total Return                                                        (0.85%)+
-------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------
 Net assets, end of period (000's)                                $11,647
-------------------------------------------------------------------------------
 Ratio of total expenses to average net assets                       1.37%#
-------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net
  assets                                                            (1.14%)#
-------------------------------------------------------------------------------
 Portfolio turnover rate                                              210%+
-------------------------------------------------------------------------------
 Expense ratio before expense reimbursement by adviser               1.67%#
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  Mid Cap Value Fund/1/
                                                  ---------------------------
                                                         Class I
                                                  ---------------------------
                                                     Year            Year
                                                     Ended           Ended
                                                  10/31/00**       10/31/99
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $11.95         $10.00
--------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                              (0.02)          0.07
 Net realized and unrealized gain/(loss) on
  investments and foreign currency                          3.89           1.94
                                                  -----------------------------
 Total from investment operations                           3.87           2.01
                                                  -----------------------------
Distributions
 Dividends from net investment income                                     (0.06)
 Distributions from realized capital gains                 (2.24)
                                                  -----------------------------
 Total distributions                                       (2.24)         (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $13.58         $11.95
--------------------------------------------------------------------------------
Total Return                                               36.17%         20.18%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of period (000's)                       $11,501         $1,507
--------------------------------------------------------------------------------
 Ratio of total expenses to average net assets              1.49%          1.17%
--------------------------------------------------------------------------------
 Ratio of net investment income/(loss) to average
  net assets                                               (0.17%)         0.64%
--------------------------------------------------------------------------------
 Portfolio turnover rate                                     191%           177%
--------------------------------------------------------------------------------
 Expense ratio before expense reimbursement by
  advisor                                                   1.78%          2.51%
--------------------------------------------------------------------------------

/1/The financial information for the fiscal periods prior to July 7, 2000 reflect the financial information for the AGSPC2 Mid Cap Value Fund, which was reorganized into North American Mid Cap Value Fund on that date.
*  Commencement of Operations
** Net investment income per share has been calculated using the average share method
#  Annualized
+  Non-annualized


--------
57

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                                  Science & Technology Fund/1/
                                                  ----------------------------
                                                            Class I
                                                  ----------------------------
                                                          3/01/00* to
                                                           10/31/00**
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $10.00
------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                                 (0.03)
 Net realized and unrealized gain/(loss) on
  investments and foreign currency                            (1.89)
                                                  ----------------------------
 Total from investment operations                             (1.92)
------------------------------------------------------------------------------
Net Asset Value, End of Period                                $8.08
------------------------------------------------------------------------------
Total Return                                                 (19.20%)+
------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------
 Net assets, end of period (000's)                             $539
------------------------------------------------------------------------------
 Ratio of total expenses to average net assets                 1.20%#
------------------------------------------------------------------------------
 Ratio of net investment income/(loss) to average
  net assets                                                  (0.48%)#
------------------------------------------------------------------------------
 Portfolio turnover rate                                        120%+
------------------------------------------------------------------------------
 Expense ratio before expense reimbursement by
  advisor                                                      1.88%#
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 Small Cap
                                                                Growth Fund
                                                             (formerly Emerging
                                                                Growth Fund)
                                                             ------------------
                                                                  Class I
                                                             ------------------
                                                                7/10/00* to
                                                                 10/31/00**
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $19.82
-------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                                       (0.07)
 Net realized and unrealized gain/(loss) on investments and
  foreign currency                                                  (1.42)
                                                             ------------------
 Total from investment operations                                   (1.49)
Distributions
 Distributions from realized capital gains                          (1.00)
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $17.33
-------------------------------------------------------------------------------
Total Return                                                        (7.34%)+
-------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------
 Net assets, end of period (000's)                                $14,154
-------------------------------------------------------------------------------
 Ratio of total expenses to average net assets                       1.11%#
-------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets        (0.37%)#
-------------------------------------------------------------------------------
 Portfolio turnover rate                                              222%+
-------------------------------------------------------------------------------
 Expense ratio before expense reimbursement by adviser               1.69%#
-------------------------------------------------------------------------------

/1/The financial information for the fiscal periods prior to July 7, 2000 reflect the financial information for the AGSPC2 Science & Technology Fund, which was reorganized into North American Science & Technology Fund on that date.
*  Commencement of Operations
** Net investment income per share has been calculated using the average month-
   end share method
#  Annualized
+  Non-annualized


                                                                        --------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                            Socially Responsible Fund/1/
                                            --------------------------------
                                                       Class I
                                            --------------------------------
                                                 Year             Year
                                                 Ended            Ended
                                              10/31/00**        10/31/99
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $        12.16           $10.00
------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                           0.11             0.11
 Net realized and unrealized gain/(loss) on
  investments and foreign currency                      0.23             2.16
                                            ---------------------------------
 Total from investment operations                       0.34             2.27
                                            ---------------------------------
Distributions
 Dividends from net investment income                  (0.08)           (0.11)
 Distributions from realized capital gains             (0.49)               -
                                            ---------------------------------
 Total distributions                                   (0.57)           (0.11)
------------------------------------------------------------------------------
Net Asset Value, End of Period                        $11.93           $12.16
------------------------------------------------------------------------------
Total Return                                            2.72%           22.73%
------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------
 Net assets, end of period (000's)                    $5,966           $2,098
------------------------------------------------------------------------------
 Ratio of total expenses to average net
  assets                                                0.88%            0.68%
------------------------------------------------------------------------------
 Ratio of net investment income to average
  net assets                                            0.97%            0.97%
------------------------------------------------------------------------------
 Portfolio turnover rate                                  52%              24%
------------------------------------------------------------------------------
 Expense ratio before expense reimbursement
  by advisor                                            1.25%            1.89%
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       International Equity Fund
                                                       -------------------------
                                                                Class I
                                                       -------------------------
                                                              7/10/00* to
                                                              10/31/00**
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $11.74
--------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                                     (0.01)
 Net realized and unrealized gain/(loss) on
  investments and foreign currency                                (1.26)
                                                       -------------------------
 Total from investment operations                                 (1.27)
                                                       -------------------------
Distributions
 Dividends from net investment income
 Distributions from realized capital gains                            -
                                                       -------------------------
 Total distributions
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $10.47
--------------------------------------------------------------------------------
Total Return                                                     (10.82%)+
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of period (000's)                              $16,656
--------------------------------------------------------------------------------
 Ratio of total expenses to average net assets                     1.39%#
--------------------------------------------------------------------------------
 Ratio of net investment income/(loss) to average net
  assets                                                          (0.19%)#
--------------------------------------------------------------------------------
 Portfolio turnover rate                                            126%
--------------------------------------------------------------------------------
 Expense ratio before expense reimbursement by advisor             1.83%#
--------------------------------------------------------------------------------

/1/The financial information for the fiscal periods prior to July 7, 2000 reflect the financial information for the AGSPC2 Socially Responsible Fund, which was reorganized into North American Socially Responsible Fund on that date.
*  Commencement of Operations
** Net investment income per share has been calculated using the average month-
   end share method
#  Annualized
+  Non-annualized


--------
59

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                                             Balanced Fund
                                                             -------------
                                                                Class I
                                                             -------------
                                                              7/10/00* to
                                                              10/31/00**
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $9.34
--------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                                     0.14
 Net realized and unrealized gain/(loss) on investments and
  foreign currency                                               (0.04)
                                                             -------------
 Total from investment operations                                 0.10
                                                             -------------
Distributions
 Dividends from net investment income                                -
 Distributions from realized capital gains                           -
                                                             -------------
 Total distributions                                                 -
--------------------------------------------------------------------------
Net Asset Value, End of Period                                   $9.45
--------------------------------------------------------------------------
Total Return                                                      1.07%+
--------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------
 Net assets, end of period (000's)                              $5,923
--------------------------------------------------------------------------
 Ratio of total expenses to average net assets                    1.41%#
--------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets      1.47%#
--------------------------------------------------------------------------
 Portfolio turnover rate                                           217%+
--------------------------------------------------------------------------
 Expense ratio before expense reimbursement by adviser            1.54%#
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                            Core Bond Fund
                                                         (formerly Investment
                                                          Quality Bond Fund)
                                                        -----------------------
                                                          Class I    Class II
                                                        ----------- -----------
                                                        7/10/00* to 7/10/00* to
                                                        10/31/00**  10/31/99**
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $9.65       $9.64
-------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                                0.19        0.19
 Net realized and unrealized gain/(loss) on investments
  and foreign currency                                      (0.02)      (0.03)
                                                        -----------------------
 Total from investment operations                            0.17        0.16
                                                        -----------------------
Distributions
 Dividends from net investment income                       (0.20)      (0.20)
-------------------------------------------------------------------------------
Net Asset Value, End of Period                              $9.62       $9.60
-------------------------------------------------------------------------------
Total Return                                                 1.85%+      1.81%+
-------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------
 Net assets, end of period (000's)                        $19,971    $317,842
-------------------------------------------------------------------------------
 Ratio of total expenses to average net assets               1.16%#      0.95%#
-------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net
  assets                                                     6.18%#      6.39%#
-------------------------------------------------------------------------------
 Portfolio turnover rate                                       94%+        94%+
-------------------------------------------------------------------------------
 Expense ratio before expense reimbursement by adviser       1.16%#      0.96%#
-------------------------------------------------------------------------------

*  Commencement of Operations
** Net investment income per share has been calculated using the average share method
#  Annualized
+  Non-annualized


                                                                        --------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                               High Yield Bond Fund/1/
                                               ----------------------------
                                                       Class I
                                               ----------------------------
                                                   Year           Year
                                                  Ended          Ended
                                                10/31/00**      10/31/99
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $9.43           $10.00
------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                           0.93             0.83
 Net realized and unrealized gain/(loss) on
  investments and foreign currency                     (0.90)           (0.57)
                                               -------------------------------
 Total from investment operations                       0.03             0.26
                                               -------------------------------
Distributions
 Dividends from net investment income                  (0.90)           (0.83)
------------------------------------------------------------------------------
Net Asset Value, End of Period                         $8.56            $9.43
------------------------------------------------------------------------------
Total Return                                            0.04%            2.44%
------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------
 Net assets, end of period (000's)                       $14              $14
------------------------------------------------------------------------------
 Ratio of total expenses to average net assets          1.22%            1.13%
------------------------------------------------------------------------------
 Ratio of net investment income to average net
  assets                                               10.14%            5.57%
------------------------------------------------------------------------------
 Portfolio turnover rate                                  57%              72%
------------------------------------------------------------------------------
 Expense ratio before expense reimbursement by
  advisor                                               1.79%            2.05%
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     Strategic
                                                                    Income Fund
                                                                    -----------
                                                                      Class I
                                                                    -----------
                                                                    7/10/00* to
                                                                     10/31/00
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $8.22
-------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                                           0.20
 Net realized and unrealized gain/(loss) on investments and foreign
  currency                                                             (0.20)
                                                                    -----------
 Total from investment operations                                          -
                                                                    -----------
Distributions
 Dividends from net investment income                                  (0.22)
 Distributions from realized capital gains                                 -
                                                                    -----------
 Total distributions                                                   (0.22)
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $8.00
-------------------------------------------------------------------------------
Total Return                                                           (0.10%)+
-------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------
 Net assets, end of period (000's)                                    $2,636
-------------------------------------------------------------------------------
 Ratio of total expenses to average net assets                          1.45%#
-------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets            7.87%#
-------------------------------------------------------------------------------
 Portfolio turnover rate                                                  46%+
-------------------------------------------------------------------------------
 Expense ratio before expense reimbursement by adviser                  1.71%#
-------------------------------------------------------------------------------

/1/The financial information for the fiscal periods prior to July 7, 2000 reflect the financial information for the AGSPC2 High Yield Bond Fund, which was reorganized into North American High Yield Bond Fund on that date.
*  Commencement of Operations

** Net investment income per share has been calculated using the average month-
   end share method
#  Annualized
+  Non-annualized


--------
61

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                                             Money Market Fund
                                                             -----------------
                                                                  Class I
                                                             -----------------
                                                                7/10/00* to
                                                                 10/31/00
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $1.00
------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                                       0.02
Distributions
 Dividends from net investment income                              (0.02)
------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $1.00
------------------------------------------------------------------------------
Total Return                                                        1.84%+
------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------
 Net assets, end of period (000's)                                $6,125
------------------------------------------------------------------------------
 Ratio of total expenses to average net assets                      0.77%#
------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets        5.88%#
------------------------------------------------------------------------------
 Expense ratio before expense reimbursement by adviser              0.80%#
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                         Aggressive Growth
                                                         LifeStyle Fund/1/
                                                        -------------------
                                                              Class I
                                                        -------------------
                                                           Year      Year
                                                          Ended     Ended
                                                        10/31/00** 10/31/99
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $11.91     $10.00
----------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                               1.59       0.07
 Net realized and unrealized gain/(loss) on investments     0.34       1.90
                                                        --------------------
 Total from investment operations                           1.93       1.97
Distributions
 Dividends from net investment income                      (0.96)     (0.06)
 Distributions from realized capital gains                 (0.15)         -
                                                        --------------------
 Total distributions                                       (1.11)     (0.06)
----------------------------------------------------------------------------
Net Asset Value, End of Period                            $12.73     $11.91
----------------------------------------------------------------------------
Total Return                                               16.22%     19.71%
----------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------
 Net assets, end of period (000's)                        $5,004     $1,547
----------------------------------------------------------------------------
 Ratio of total expenses to average net assets              0.15%      0.10%
----------------------------------------------------------------------------
 Ratio of net investment income to average net assets      12.62%      0.62%
----------------------------------------------------------------------------
 Portfolio turnover rate                                      53%         9%
----------------------------------------------------------------------------
 Expense ratio before expense reimbursement by advisor      0.15%      0.10%
----------------------------------------------------------------------------

/1/ The financial information for the fiscal periods prior to July 7, 2000 reflect the financial information for the AGSPC2 Aggressive Growth LifeStyle Fund, which was reorganized into North American Aggressive Growth LifeStyle Fund on that date.
*   Commencement of Operations
** Net investment income per share has been calculated using the average month-end share method
#   Annualized
+   Non-annualized


                                                                        --------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                                          Moderate Growth
                                                         LifeStyle Fund/1/
                                                        -------------------
                                                              Class I
                                                        -------------------
                                                           Year      Year
                                                          Ended     Ended
                                                        10/31/00** 10/31/99
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $11.39     $10.00
----------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                               1.16       0.15
 Net realized and unrealized gain/(loss) on investments     0.32       1.38
                                                        --------------------
 Total from investment operations                           1.48       1.53
                                                        --------------------
Distributions
 Dividends from net investment income                      (0.72)     (0.14)
 Distributions from realized capital gains                 (0.09)         -
                                                        --------------------
 Total distributions                                       (0.81)     (0.14)
----------------------------------------------------------------------------
Net Asset Value, End of Period                            $12.06     $11.39
----------------------------------------------------------------------------
Total Return                                               13.10%     15.35%
----------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------
 Net assets, end of period (000's)                        $5,439     $1,537
----------------------------------------------------------------------------
 Ratio of total expenses to average net assets              0.15%      0.10%
----------------------------------------------------------------------------
 Ratio of net investment income to average net assets       9.91%      1.42%
----------------------------------------------------------------------------
 Portfolio turnover rate                                      47%        11%
----------------------------------------------------------------------------
 Expense ratio before expense reimbursement by advisor      0.15%      0.10%
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        Conservative Growth
                                                         LifeStyle Fund/1/
                                                        -------------------
                                                              Class I
                                                        -------------------
                                                           Year      Year
                                                          Ended     Ended
                                                        10/31/00** 10/31/99
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $11.03     $10.00
----------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                               0.91       0.21
 Net realized and unrealized gain/(loss) on investments     0.33       1.02
                                                        --------------------
 Total from investment operations                           1.24       1.23
                                                        --------------------
Distributions
 Dividends from net investment income                      (0.58)     (0.20)
 Distributions from realized capital gains                 (0.10)         -
                                                        --------------------
 Total distributions                                       (0.68)     (0.20)
----------------------------------------------------------------------------
Net Asset Value, End of Period                            $11.59     $11.03
----------------------------------------------------------------------------
Total Return                                               11.54%     12.24%
----------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------
 Net assets, end of period (000's)                        $4,484     $1,508
----------------------------------------------------------------------------
 Ratio of total expenses to average net assets              0.15%      0.10%
----------------------------------------------------------------------------
 Ratio of net investment income to average net assets       8.15%      2.01%
----------------------------------------------------------------------------
 Portfolio turnover rate                                      45%        10%
----------------------------------------------------------------------------
 Expense ratio before expense reimbursement by advisor      0.15%      0.10%
----------------------------------------------------------------------------

/1/ The financial information for the fiscal periods prior to July 7, 2000 reflect the financial information for the AGSPC2 Conservative Growth Life-Style Fund, which was reorganized into North American Conservative Growth LifeStyle Fund on that date.

** Net investment income per share has been calculated using the average month-end share method



--------
63

North American Funds
286 Congress Street
Boston, Massachusetts 02210
(800) 872-8037

For Additional Information
More Information about the Funds, including the SAI, is available to you free of charge.
To request additional information:

By Telephone
Call 1-800-872-8037

By Mail from the Funds
(There is no fee)
 Write to:
 North American Funds
 286 Congress Street
 Boston, MA 02210

By Mail or in Person from the Public
Reference Room of the Securities and
Exchange Commission (SEC). (You will
pay a duplication fee.)
 Visit or Write to:
 SEC's Public Reference Section
 450 Fifth Street, NW
 Washington, DC, 20549-6009
 1-800-SEC-0330

Online at the SEC's Internet Site
Text-only versions of fund documents can be viewed online or downloaded from http://www.sec.gov.

Statement of Additional Information (SAI)
The SAI provides additional information about the Trust and the Funds. The SAI and the auditor's report and financial statements included in the Trust's most recent Annual Report to its shareholders are incorporated by reference as part of this Prospectus.

Annual and Semi-annual Reports
The Annual and Semi-annual Reports describe the Funds' performance, list portfolio holdings and include additional information about the Funds' investments.
The Annual Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.

Investment Company Act File: 811-05797

North American Funds
  286 Congress Street, Boston, MA 02210
  www.northamericanfunds.com





            [(background graphics is a listing of all subadvisors)]



Privacy Notice Included
----------------------
0201:90201I

North American Funds

Prospectus 2001
Institutional Class II Shares


Income Funds
Core Bond Fund
High Yield Bond Fund




The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the adequacy or accuracy of this prospectus. Any representative to the contrary is a criminal offense.

March 1, 2001

                  [LOGO OF AMERICAN GENERAL FINANCIAL GROUP]

Table of Contents
Organization of Information

This Prospectus includes information about 2 Funds.

   .Section I includes a summary of each Fund.
   .Section II includes additional information about the Funds'
    investment strategies, additional risk information and
    information about the Funds' management.
   .Section III includes information about how to invest and
    manage your North American Funds account.
Section I: Summaries of the Funds...................... Page  1
   .Investment Objective
   .Principal Investment Strategies
   .Main Investing Risks
   .Investment Performance
   .Description of Main Risks
   North American Funds
   Core Bond Fund...................................... Page  2
   High Yield Bond Fund................................ Page  3
Section II: Other Information about Each Fund.......... Page  6
   .Fees and Expenses
   .More Information About Investment
    Strategies
   .Other Risks of Investing
   .Fund Management
Section III: Investing in the Funds.................... Page 12
This section includes the information you need about how to invest and how to redeem shares. It also includes other important information about pricing of fund shares, dividends and distributions and taxes.
Section IV: Privacy Notice and Other Information....... Page 16

Additional Information
If you'd like information additional to that included in this Prospectus, the back cover lists a number of places to call or to visit for additional materials.

Section I:

Fund Summaries

North American Funds (the "Trust") is a group of mutual funds that includes 24 separate investment portfolios, or Funds. Each Fund has a specific investment objective. Each Fund also has a subadvisor, a firm responsible for making investment decisions for the Fund. This Prospectus includes information about Institutional Class II shares for 2 of the Funds.

The summaries on the next 2 pages describe each Fund's investment objective and principal investment strategies, list the main risks of investing in the Fund, and show the Fund's past investment performance. Explanations of the main risks of investing in each Fund starts on page 7.

Below the Funds' descriptions are a bar chart and a table.

The bar chart shows each Fund's annual return of one class of shares for each full calendar year in the life of the Fund. For the Core Bond Fund, the class shown in the bar chart (Class A shares) is not offered by this Prospectus, but the performance would have been substantially similar for Institutional Class II shares of the same Fund, differing only to the extent that the classes have different expenses. The bar chart does not reflect any sales charges that you may be required to pay upon purchase or redemption of a Fund's shares. Any sales charge will reduce your return.

The table (the Average Annual Total Return Table) following each bar chart shows how that Fund's average annual returns for different periods, depending on when the Fund began operations, compared to returns of a broad-based securities market index. Like the bar chart, in certain cases the table shows performance information for either Class A shares or Class C shares, depending on the Fund, neither of which are offered by this Prospectus. Where applicable, the table reflects sales charges, including the maximum initial sales charge for Class A shares, and the maximum applicable deferred sales charge for Class C shares.

A Fund's bar chart and table provide indications of the historical risk/return of an investment in the Fund.


It is important to remember that past performance does not predict future performance and that as with any investment, it is possible to lose money by investing in the Funds. An investment in either of the Funds is not a deposit in a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.


------

Core Bond Fund (formerly Investment Quality Bond Fund)
Investment Goal and Strategies

The investment objective of the Core Bond Fund is to provide a high level of current income consistent with the maintenance of principal and liquidity. American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in medium to high quality fixed-income securities, or in securities issued or guaranteed by the U.S. Gov-ernment, mortgage-backed, or asset-backed securities (U.S. Government securi-ties are securities issued or guaranteed by the U.S. Government which are sup-ported by the full faith and credit of the U.S. Government, or by the right of the issuer to borrow from the U.S. Treasury, or by the credit of the issuing government agency, or by the authority of the U.S. Government to purchase obli-gations of the agency). A portion of the 65% may be invested in U.S. dollar-denominated fixed-income securities issued by foreign issuers, although the Fund currently intends to limit these investments to no more than 40% of its total assets. These fixed-income securities will be rated investment grade or higher. AGIM will not be required to dispose of a security if its rating is downgraded, however.


Up to 35% of the Fund's total assets may be invested in interest-bearing short-term investments, such as commercial paper, bankers' acceptances, bank certificates of deposit, or other cash equivalents and cash.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations, including, in particular, the risks associated with junk bonds) .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the vari-ability of the Fund's historical returns. For periods prior to the inception of Institutional Class II shares (7/7/00), the table also shows estimated historical performance for Institutional Class II shares based on the performance of Class A shares adjusted to reflect that there are no sales charges paid by Institutional Class II shares. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.

Effective March 1, 2001, the Fund has selected the Lehman Brothers Aggregate Index as its benchmark for index comparison purposes, rather than the index comprised of 50% Lehman Brothers Corporate/50% Lehman Brothers Government. The Lehman Brothers Aggregate Index better matches the securities in which the Fund may invest, and will better align the goals of the Fund with its benchmark index, by focusing on those medium to high grade fixed-income securities in the Fund's portfolio.

The Lehman Brothers Aggregate Index is a broad market index that represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. fixed rate bond market rated investment grade or higher by Moody's Investor Service, Standard & Poor's Corporation or Fitch Investors Services, in that order, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers Government Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more and publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt. The Lehman Brothers Corporate Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the maturity, liquidity and quality requirements.


CORE BOND FUND

Calendar Year Total Returns for A shares
Annual Total Return

 1991    1992    1993    1994    1995    1996    1997    1998    1999    2000

         8.27%   9.29%  -5.43%  18.79%   2.17%   9.28%   7.61%  -2.55%   7.94%

Best quarter: quarter ended 6/30/95 6.23%
Worst quarter: quarter ended 3/31/94 -4.53%


--------------------------------------------------------------------------------
CORE BOND
Average Annual Total Returns as of 12/31/00

                   Past One Year   Past Five Years    Life of Fund
                                                      (since 5/1/91)
--------------------------------------------------------------------
 Class A             2.81%         3.78%              6.22%
--------------------------------------------------------------------
 Institutional       7.94%         4.79%              6.75%
  Class II
--------------------------------------------------------------------
 Lehman Brothers    11.63%         6.46%              7.80%
 Aggregate Index
--------------------------------------------------------------------
 50% Lehman         11.32%         6.11%              7.97%
 Brothers Corporate
 Index and
 50% Lehman
 Brothers
 Government Index

------------------------------------------

                                                                        -------

High Yield Bond Fund
Investment Goal and Strategies

The High Yield Bond Fund seeks the highest possible total return consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed-income securities.

To achieve this objective, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in below-investment grade U.S. and foreign junk bonds. These high yield-ing, high risk fixed-income securities are rated below Baa3 by Moody's and BBB-by S&P. Up to 15% can be rated below Caa3 by Moody's or CCC- by S&P. The Fund may also invest up to 35% of total assets in below-investment grade foreign fixed-income securities.




Main Risks

 .Credit Risk (the risk that the issuers in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations, including, in particular, risks associated with junk bonds) .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, investment strategies and policies as the Fund, and was also subadvised by AGIM. No sales charge has been applied to the index used for comparison in the table. The Fund's past performance does not necessarily indicate how it will perform in the future.

HIGH YIELD BOND FUND

Calendar Year Total Returns for II Shares
Annual Total Return


  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000

                                                                  4.58%  -6.43%

Best quarter: quarter ended 3/31/99 3.89%
Worst quarter: quarter ended 12/31/00 -6.86%


--------------------------------------------------------------------------------
HIGH YIELD BOND
Average Annual Returns as of 12/31/00

                          Past One Year  Life of Fund
                                         (since 11/2/98)
--------------------------------------------------------
 Institutional Class II   -6.43%         -0.47%
--------------------------------------------------------
 Salomon Smith Barney
 High Yield Market Index  -5.68%          0.32%

-------------------------------------------------------------------------------

-------
3

Descriptions of Main Risks

The value of your investment in a Fund can change for many reasons, and may decrease. The primary reasons for possible decreases in a Fund's value are called "Main Risks," and are explained in this section. Section II of the Prospectus includes more information about other risks that could affect the Funds' values.

Credit Risk
Credit risk is the risk that the issuer or the guarantor (the entity that agrees to pay the debt if the issuer cannot) of a debt or fixed-income securi-ty, or the counterparty to a derivatives contract or a securities loan, will not repay the principal and interest owed to the investors or otherwise honor its obligations. There are different levels of credit risk. Debt securities rated in one of the four highest rating categories by a rating agency (and com-parable unrated securities) are known as "investment grade." Debt securities rated below the four highest rating categories by a rating agency (and compara-ble unrated securities) are known as "lower-rated" or "junk bonds." Funds that invest in lower-rated securities have higher levels of credit risk. Lower-rated or unrated securities of equivalent quality have very high levels of credit risk. Securities that are highly rated have lower levels of credit risk.

Funds may be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged (indebted) issuers and in debt securities not current in the payment of interest or principal, or in default.

Funds that invest in foreign securities are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign (national) debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Currency Risk
Funds that invest in securities that are denominated in and/or are receiving revenues in foreign currencies are subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. In the case of hedging positions, it is the risk that the U.S. dollar will decline in value relative to the currency hedged.

Foreign Investment Risk

There are risks associated with investing in foreign securities. These risks include unforeseen changes in tax laws, political changes, and changes in for-eign currency values and exchange rates.

There may be less publicly available information about foreign issuers. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements, which are generally less extensive than the requirements for domestic issuers. Foreign stock markets generally have substantially less volume than the U.S. exchanges and securities of foreign issuers are generally less liquid and more volatile, relative to U.S. issuers.

There is frequently less governmental regulation of foreign exchanges, broker-dealers and issuers than in the United States, and brokerage costs may be high-er. In addition, investments in foreign companies may be subject to the possi-bility of nationalization or other changes in policy. Policy changes may allow foreign governments to withhold dividends, expropriate (confiscate, or keep) investment returns, or raise taxes to extremely high levels, among other things. Also, should a foreign issuer default, it may be difficult to recover anything in a bankruptcy proceeding.

The possibility of political instability or diplomatic developments in foreign countries could trigger nationalization of companies and industries, expropria-tion (confiscation of property), extremely high levels of taxation, and other negative developments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds that invest in sovereign debt obligations are exposed to the risks of political, social and economic change in the countries that issued the bonds.


The above risks can be more extreme for investments in emerging markets. A country that is in the initial stages of its industrial cycle is considered to be an emerging markets country. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securi-ties issued by companies located there may have more volatile share prices and be less liquid than those of securities issued by companies in countries at later stages of the industrial cycle.

Interest Rate Risk (Market Risk)

Interest rate risk, or market risk, is the risk that a change in interest rates will negatively affect the value of a security. This risk applies primarily to debt securities such as bonds, notes and asset-backed securities. Debt securi-ties are obligations of the issuer to make payments of principal and/ or inter-est on future dates. As interest rates rise, an investment in a Fund can lose value, because

                                                                        -------
the value of the securities the Fund holds may fall.

Market risk is generally greater for Funds that invest in debt securities with longer maturities. This risk may be increased for Funds that invest in mort-gage-backed or other types of asset-backed securities that are often prepaid. Even Funds that invest in the highest quality debt securities are subject to interest rate risk.

Liquidity Risk

Liquidity risk is the risk that a Fund will not be able to sell a security because there are too few people who actively buy and sell, or trade, that security on a regular basis. A Fund holding an illiquid security may not be able to sell the security at its current price. Liquidity risk increases for Funds investing in derivatives, foreign investments or restricted securities.

Management Risk
Management risk is the risk that the subadvisor of a Fund, despite using vari-ous investment and risk analysis techniques, may not produce the desired investment results.


-------

Section II:

  Fees and Expenses Institutional Class II Shares

  This table describes the fees and expenses that you may pay if you invest in the Funds.

Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                               None
Maximum Deferred Sales Charge (as a percentage of
original purchase price or redemption price, whichever is lower)  None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Fund
-----------------------------------------------------------------------

Core Bond Fund (formerly Investment Quality Bond)
 Management Fees                                                  0.60%
 Other Expenses                                                   0.56%
  Total Annual Fund Operating Expenses                            1.16%
 Fee Waiver and/or Expense Reimbursement                          0.18%
  Net Expenses/1/                                                 0.98%
-----------------------------------------------------------------------
High Yield Bond Fund
 Management Fees                                                  0.83%
 Other Expenses                                                   0.96%
  Total Annual Fund Operating Expenses                            1.79%
 Fee Waiver and/or Expense Reimbursement                          0.64%
  Net Expenses/1/                                                 1.15%
-----------------------------------------------------------------------

1 Reflects AGAM's contractual obligation to waive and to the extent necessary reimburse certain fees and expenses of the Fund through February 28, 2002.

By translating "Total Annual Fund Operating Expenses" into dollar amounts, these examples help you compare the costs of investing in a particular Fund, or a particular class of shares, with the costs of investing in other mutual funds.

The examples assume that you:

  . Invest $10,000 in a Fund for the time period indicated and then redeem all of your shares at the end of those periods.
  . Your investment earns a 5% return each year and that each Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                  1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------
Core Bond             $100    $312    $542   $1,201
-----------------------------------------------------
High Yield Bond        117     365     633    1,398
-----------------------------------------------------

                                                                        -------

More Information About
Investment Strategies and Risks

This Prospectus does not attempt to disclose all of the different investment techniques that the Funds might use, or all of the types of securities in which the Funds might invest. As with any mutual fund, investors must rely on the professional judgment and skill of the Funds' management. A subadvisor may choose not to use some or all of the investment techniques available to a Fund, and these choices may cause the Fund to lose money or not achieve its investment objective.

Each Fund has a unique investment objective (see the Fund Summaries) that it tries to achieve through its investment strategies. The investment objective of the Core Bond Fund cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund. The investment objective of the High Yield Bond Fund may be changed by the Trustees. Except as noted for certain investment restrictions, the strategies a Fund uses to achieve its investment objective also may be changed by the Trustees without approval of the shareholders. Because each Fund is different, they have different invest-ment policies and risks, and will also have different returns over time. This section provides additional information about the Funds, and should be read in conjunction with the Fund Summaries.

Core Bond Fund
Credit research on corporate bonds includes examining both quantitative (math-ematical) and qualitative criteria established by AGIM. These criteria include an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions.

Up to 10% of the Fund's total assets may be invested in lower quality fixed-income securities, those rated below Baa3 by Moody's and BBB by S&P or comparable investment quality at the time of purchase. Equity securities, including common or preferred stocks, convertible securities, and warrants, may comprise up to 20% of the Fund's total assets. The Fund may invest in ADRs, foreign currency, futures and options, investment companies, loan participations, real estate securities, repurchase agreements, reverse repurchase agreements, dollar rolls, structured securities, variable amount master demand notes, variable rate demand notes, and when-issued securities. The Fund may invest in derivatives.

The Fund may invest up to 35% in investment grade securities, those rated Baa3 or higher by Moody's and BBB- or higher by S&P. In addition, the Fund may invest up to 15% in zero coupon securities (securities not paying current cash interest), and up to 20% of total assets in equity securities. Equity securi-ties include common or preferred stocks, warrants, and convertible securities. AGIM is not required to dispose of a bond that is downgraded to below-invest-ment grade.

-------

Other Risks of Investing in the North American Funds

Although a Fund may have the flexibility to use some or all of the investments or strategies described in this Prospectus and the Statement of Additional Information, its subadvisor may choose not to use these investments or strate-gies for a variety of reasons. These choices may cause a Fund to miss opportu-nities, lose money or not achieve its goal.

High Yield/High Risk Securities

High yield securities (often known as "junk bonds") include debt instruments that have an equity security attached to them. Securities rated below invest-ment grade and comparable unrated securities offer yields that fluctuate over time, but generally offer higher yields than do higher rated securities. Howev-er, securities rated below investment grade also involve greater risks than higher- rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some qual-ity and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

Some of the debt securities in which the Funds may choose to invest may be, or may be similar to, the lowest rated non-subordinated debt (securities rated C by Moody's or CCC or lower by S&P). This type of security is very risky, as issuers may not have the ability to repay principal and interest, and may even default. If this should occur, the value of shares of the Fund holding them would likely fall.

Illiquid Securities

An illiquid security is one that may not be frequently traded or cannot be dis-posed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities. Each Fund may invest up to 15% of its net assets in illiquid securities. This restriction applies at all times to all assets.

A restricted security is one that has not been registered with the Securities and Exchange Commission ("SEC") and, therefore, cannot be sold to the general public. Under procedures adopted by the Trust's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward the 15% limits.

Lending Fund Securities

The Core Bond Fund and the High Yield Bond Fund may lend up to 33% and 33 1/3%, respectively, of its total portfolio assets, or securities, to brokers, dealers and other financial institutions. These loans must be callable (the Fund may ask that the loan be repaid in full) at any time by the Fund. The loans must be at all times fully secured by cash, or liquid assets and marked-to-market (priced at market value) to the value of loaned securities on a daily basis. As with any extensions of credit, there may be risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of Fund securities will only be made to firms deemed by the subadvisors to be creditworthy.


Leverage Risk

Funds that borrow money to buy securities are using leverage. Leverage risk is the risk that leverage, or debt, will enable a Fund to buy more of a security that falls in value. In this case, the Fund would still need to repay the money it borrowed. Funds can create leverage, or borrow money, by using different types of techniques including reverse repurchase agreements, dollar rolls, and derivatives including inverse floating rate instruments.

                                                                         -------

Hedging and Other
Strategic Transactions

Individual Funds may be authorized to use a variety of investment strategies described below for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the Fund. Hedging is simply believing that certain securi-ties will fall, or rise, in value, and structuring transactions that take advantage of those changes. These transactions are generally used to protect against possible changes in the market value of securities a Fund already owns or plans to buy, to protect unrealized gains or to improve the Fund's return in some way.

Where allowed, individual Funds may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions. This category includes derivative transactions. A "derivative" is generally defined as an instrument whose value is based upon, or derived from, some underlying index or rate. Interest rate transactions may include swaps, caps, floors and collars, and currency transactions may include currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Frequent Trading

A Fund's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and a higher amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

Temporary Defensive Strategies

A Fund's subadvisor may at certain times decide that pursuing the Fund's investment strategies is inconsistent with market conditions. A subadvisor may then employ defensive strategies designed mostly to limit losses. However, the subadvisor may choose not to use defensive strategies, even in volatile or unsettled market conditions. Such defensive strategies may cause the Fund to miss opportunities or to not achieve its goal.

-------

Management of the Funds


Under the federal securities laws, Massachusetts law and the Trust's Agreement and Declaration of Trust and By-Laws, the business and affairs of the Trust are managed under the direction of the Trustees.

American General Asset Management Corp. ("AGAM"), formerly CypressTree Asset Management Corporation, Inc., is the investment adviser for the Trust. AGAM was formed in 1996 to advise, acquire and distribute mutual funds through broker-dealers, banks and other intermediaries. AGAM's address is 286 Congress Street, Boston, Massachusetts 02210.

According to its Advisory Agreement with the Trust (the "Advisory Agreement"),
AGAM:

 .Oversees the administration of all aspects of the business and affairs of the Funds
 .Selects, contracts with and compensates subadvisors to manage the assets of the Funds
 .Makes recommendations to the Trustees regarding the hiring, termination and replacement of subadvisors
 .Reimburses the Fund if the total of certain expenses allocated to any Fund exceeds certain limitations


 .Reviews the performance of the subadvisors
 .Periodically reports to the Trustees

The following table shows the management fees the Core Bond Fund paid (or, in the case of the High Yield Bond Fund will pay) to AGAM for the last fiscal year under the Advisory Agreement as a percentage of the Fund's average daily net asset value.

 Funds                  Management
                        Fees
----------------------------------------------------------
 Core Bond Fund         .60%
 High Yield Bond Fund   0.825% on the first $200 million
                        0.725% on the next $300 million
                        0.675% on assets over $500 million

----------------------------------------------------------




Under an order granted to the Funds by the Securities and Exchange Commission, AGAM is permitted to appoint a subadvisor, to create a subadvisory agreement, and to terminate or amend a subadvisory agreement, in each case without share-holder approval. This "Manager of Managers" structure permits the Funds to change subadvisors or the fees paid to subadvisors without the expense and delays associated with obtaining shareholder approval. AGAM has ultimate responsibility under the Manager of Managers structure to oversee the subadvisors, including making recommendations to the Trust regarding the hir-ing, termination and replacement of subadvisors.

                                                                         -------

Subadvisory Agreements


American General Investment Management, L.P. ("AGIM")
AGIM has been the subadvisor to the Core Bond Fund since March, 2000, and to the High Yield Bond Fund since inception. AGIM was formed in 1998 as a successor to the investment management division of American General Corporation ("American General"), and is an indirect wholly-owned subsidiary of American General. AGIM also provides investment management and advisory services to pension and profit sharing plans, financial institutions and other investors. Accounts managed by AGIM had combined assets, as of December 31, 2000, of approximately $72.2 billion. AGIM is located at 2929 Allen Parkway, Houston, Texas 77019.

Albert Gutierrez is Executive Vice President responsible for portfolio management and trading since April, 2000, and is primarily responsible for implementing investment strategies of the Core Bond Fund. Prior to working at AGIM, Mr. Gutierrez was Senior Vice President responsible for non-equity research, trading and various insurance company portfolios with Conseco Capital Management from 1987 to 2000.

Investment decisions for the High Yield Bond Fund are made by a team, headed by Gordon Massie. Mr. Massie, Executive Vice President, has been the lead portfolio manager of AGIM or its indirect parent, American General, since August 1985. Currently, Mr. Massie is AGIM's Head of Public High Yield Portfolio Management and Trading.

-------
11

Section III:

Investing in the North American Funds
Institutional Classes of Shares


Institutional Class II shares of the Core Bond Fund and High Yield Bond Fund are available to you through your employer plan. Institutional Class II shares are available to any qualifying employer plan once the plan establishes a mini-mum account balance of $500 million with the Trust. A plan's account balance is equal at any time to the aggregate of all amounts contributed by the plan to the Trust, less the cost of all redemptions by such plan from the Trust. The Distributor may waive the minimum account balance requirement if it reasonably anticipates that the size of the plan and/or the anticipated amount of contri-butions will present economies of scale. As a participant in an employer retirement plan, you do not purchase Institutional Class II shares of the Funds directly. Rather, Institutional Class II shares of a Fund are purchased for you when you elect to allocate your retirement contributions to a Fund plan that is available as an investment option in your retirement or savings plan. You may be permitted to elect different investment options, alter the amounts contrib-uted to your plan, or change how contributions are allocated among your invest-ment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details. Investments by individual participants in employer retirement plans are made through their plan sponsor or administrator, who is responsible for transmitting instructions for all orders for the purchase, redemption and exchange of Fund shares. The availability of an investment by a plan participant in the Funds, and the pro-cedures for investing depend upon the provisions of the plan and whether the plan sponsor or administrator has contracted with the Trust or designated agent for special processing services.

For more information on how to participate in the Funds through an employee retirement plan, please refer to your plan materials or contact your employee benefits office.

Transfer or exchange of balances

An employer retirement plan may allow you to exchange all or part of your existing plan balance from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Exchanges will be accepted by the Trust only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed. The Trust reserves the right to refuse any exchange purchase request.

                                                                         -------

Pricing of Fund Shares


The price of the shares of each Fund is the net asset value per share (next determined following receipt of a properly completed order). The net asset value of each Fund is calculated separately and, except as described below, is determined once daily as of the close of regularly scheduled trading on the New York Stock Exchange generally, 4:00 p.m., Eastern Time. The net asset value of each Fund is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. No determination is required on days when the New York Stock Exchange is closed (for example, national holidays). Generally, trading in non-U.S. Government securities as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of regularly scheduled trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of a class of a Fund are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of regularly scheduled trading on the Exchange and would therefore not be reflected in the computation of a class's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the subadvisors under procedures established and regularly reviewed by the Trustees.

Unless you request cash payment, all dividends and distributions will be rein-vested. Both Funds declare and pay capital gains annually.

-------

Dividends and Distributions from North American Funds


Both Funds declare income dividends daily and pay monthly:




                                                                         -------

Taxes


It is expected that each Fund of the Trust will qualify as a "regulated invest-ment company" under the Internal Revenue Code, as amended. If each Fund qualifies it will not be subject to United States federal income taxes on its net investment income and net capital gain, if any, that it distributes to its shareholders in each taxable year.

A Fund's distributions derived from interest, dividends and certain other income, including gains from investments that the Fund held for one year or less, will generally result in taxable ordinary income to the shareholders of the Fund. Distributions of net gains from investments held by a Fund for more than one year are taxable as long-term gains (generally at a 20% rate for non-corporate shareholders). Distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. Distributions are taxed as described in this paragraph even if such distributions economically represent a return of a particular shareholder's investment. Distributions that represent a return of a particular shareholder's investment are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

Because a Fund may invest in foreign securities or currencies, it may be required to pay withholding or other taxes to foreign governments on dividends and interest. The investment yield of the Fund's investment in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes, but may not be able to claim a foreign tax credit or deduction for these taxes for any taxable year, the shareholders will be notified. The ability of the shareholders to utilize such a foreign tax credit is subject to a holding period requirement. In addition, if the Fund invests in securities of passive foreign investment companies, it may be subject to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The investment yield of such investments will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.

The redemption, sale or exchange of Fund shares (including the exchange of shares of one Fund for shares of another) is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposi-tion of shares of the Fund will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year. (Such gains are generally taxed at a 20% rate for noncorporate shareholders).

If a shareholder sells or otherwise disposes of a share of a Fund before hold-ing it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share.

Descriptions of tax consequences set forth in this Prospectus and in the State-ment of Additional Information are intended to be a general guide. Investors should consult their tax advisers with respect to the specific tax consequences of an investment in a Fund, including the effect and applicability of state, local, foreign, and other tax laws and the possible effects of changes in fed-eral or other tax laws. This discussion is not intended as a substitute for careful tax planning.


------

IV:
PRIVACY NOTICE

The Trust, an affiliate of American General, understands your privacy is important. You have received this notice in accordance with applicable state and federal laws and because you are a current or potential customer of one of the Funds. This notice will help you understand what types of nonpublic personal information - information about you that is not publicly available - we may collect, how we use it, and how we protect your privacy. This notice describes our privacy practices for both current and former customers.

TYPES OF NONPUBLIC PERSONAL INFORMATION WE COLLECT AND DISCLOSE

 . American General's employees, representatives, agents, and selected third parties - companies or individuals not affiliated with American General - may collect nonpublic personal information about our customers, including:

  --Information provided to us, such as on applications or other forms (account balances, income, assets and marital status).

  --Information about transactions with us, our affiliates, or third parties.

  --Information from others, such as employers, and federal and state agencies.

PROTECTION OF NONPUBLIC PERSONAL INFORMATION

 . We restrict access to nonpublic personal information to those employees, agents, representatives or third parties who need to know the information to provide products and services to our customers.

 . We have policies and procedures that give direction to our employees, agents, and representatives on how to protect and use nonpublic personal information.

 . We maintain physical, electronic, and procedural safeguards to protect nonpublic personal information.

SHARING OF NONPUBLIC PERSONAL INFORMATION

 . We do not share nonpublic personal information about our customers to anyone, including other affiliated American General companies or third parties, except as permitted by law.

 . We do not sell nonpublic personal information about our customers to third-parties who are not part of the American General family of companies.

 . We may disclose, as allowed by law, all of the types of nonpublic personal information we collect when needed, to: (i) affiliated companies, agents, employees, representatives, and third parties that market our services and products, and administer and service customer accounts on our behalf, or
  (ii) other financial institutions with whom we have joint marketing agreements.

 . Examples of the types of companies and individuals to whom we may disclose nonpublic personal information include, but are not limited to, banks, insurance companies third-party administrators, registered broker/dealers, auditors, regulators, and transfer agents.

CUSTOMERS OF BROKER/DEALERS

 . If you own shares of the Funds through a financial intermediary such as a broker/dealer, bank or trust company, you may receive the privacy policy of the financial intermediary that would address how it shares your nonpublic personal information with nonaffiliated third parties.

CHANGES TO PRIVACY POLICY

 . We reserve the right to change any of our privacy policies and related procedures at any time, in accordance with applicable federal and state laws. You will receive appropriate notice if our Privacy Policy changes.

OTHER INFORMATION

MAILINGS TO SHAREHOLDERS

To reduce expenses and to note our concern for the environment, we will deliver a single copy of most financial reports, proxy and information statements and prospectuses to investors who share an address, even if the accounts are registered under different names. If you would like to receive separate mailings, please call us and we will begin individual delivery within 30 days. In most cases, we also will deliver account statements for all the investors in a household in a single envelope.
                                                                         -------

Financial Highlights


The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the return that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from each Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. The annual report of PricewaterhouseCoopers LLP, along with the Funds' financial statements, is included in the Annual Report of the Trust, which is available upon request.

-------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                           CORE BOND FUND
                                                        (FORMERLY INVESTMENT
                                                         QUALITY BOND FUND)
                                                        --------------------
                                                              CLASS II
                                                           -------------
                                                              7/10/00*
                                                                TO
                                                             10/31/00**
                                                          --------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 9.64
                                                          --------------
INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.19
  Net realized and unrealized gain/(loss)
   on investments and foreign currency                        (0.03)
                                                          --------------
    Total from investment operations                           0.16
                                                          --------------
DISTRIBUTIONS
  Dividends from net investment income                        (0.20)
                                                          --------------
NET ASSET VALUE, END OF PERIOD                               $ 9.60
                                                          --------------
TOTAL RETURN                                                   1.81%+
                                                          --------------
RATIOS/SUPPLEMENTAL DATA
                                                          --------------
  Net assets, end of period (000's)                        $317,842
                                                          --------------
  Ratio of total expenses to average
   net assets                                                  0.95%#
                                                          --------------
  Ratio of net investment income (loss)
   to average net assets                                       6.39%#
                                                          --------------
  Portfolio turnover rate                                        94%+
                                                          --------------
  Expense ratio before expense
   reimbursement by adviser                                    0.96%#
                                                          --------------

*   Commencement of Operations
** Net investment income per share has been calculated using the average share method
+   Not annualized
#   Annualized


                                                        High Yield Bond Fund
                                                        --------------------
                                                              Class II
                                                        --------------------
                                                          Year        Year
                                                          Ended       Ended
                                                        10/31/00    10/31/99
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $9.43     $10.00
----------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                              0.95       0.86
 Net realized and unrealized gain/(loss) on
  investments and foreign currency                        (0.91)     (0.57)
                                                         ------     ------
 Total from investment operations                          0.04       0.29
                                                         ------     ------
Distributions
 Dividends from net investment income                     (0.92)     (0.86)
Net Asset Value, End of Period                            $8.55      $9.43
                                                         ------     ------
Total Return                                               0.30%      2.74%
                                                         ------     ------
Ratios/Supplemental Data
                                                         ------     ------
 Net assets, end of period (000's)                      $62,702    $62,506
                                                         ------     ------
 Ratio of total expenses to average net assets             0.96%      0.88%
                                                         ------     ------
 Ratio ot net investment income to average net assets     10.41%      8.84%
                                                         ------     ------
 Portfolio turnover rate                                     57%       72%
                                                         ------     ------
 Expense ratio before expense reimbursement by advisor     1.56%      1.35%
                                                         ------     ------

(1) The financial information for the fiscal periods prior to July 7, 2000 reflect the financial information for the AGSPC2 High Yield Bond Fund, which was reorganized into North American High Yield Bond Fund on that date.






                                                                         -------

North American Funds
286 Congress Street
Boston, Massachusetts 02210
(800) 872-8037

Institutional Class II Shares
Income Funds
Core Bond Fund
High Yield Bond Fund



For Additional Information
More information about the Funds, including the SAI, is available to you free of charge. To request additional information:

By Telephone
Call 1-800-872-8037

By Mail from the Funds (There is no fee.)
Write to:
North American Funds
286 Congress Street
Boston, MA  02210
By Mail or In Person from the Public Reference Room of the Securities and Exchange Commission (SEC). (You will pay a duplication fee.)

Visit or Write to:
SEC's Public Reference Section
450 Fifth Street, NW
Washington, DC, 20549-6009
1-800-SEC-0330

Online at the SEC's Internet Site

Text-only versions of Fund documents can be viewed online or downloaded from http://www.sec.gov.

Statement of Additional Information (SAI)
The SAI provides additional information about the Trust and the Funds. The SAI and the auditor's report and financial statements included in the Trust's most recent Annual Report to its shareholders are incorporated by reference as part of this Prospectus.



Annual and Semi-annual Reports

The Annual and Semi-annual Reports describe the Funds' performance, list portfolio holdings and include additional information about the Funds' investments. The Annual Report discusses the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

File No. 811-5797

[0700:90201II
NAF 12695II]

                                                                   March 1, 2001
Josephthal

                       JOSEPHTHAL STRATEGIC GROWTH FUND

                                  Prospectus
                ----------------------------------------------
                Class A Shares  Class B Shares  Class C Shares



  [Art work for Josephthal (front cover) (description - background graphics)]



        The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.


[Strategic Growth Fund Logo]
                                                            North American Funds

                               Table of Contents
                          Organization of Information

This Prospectus includes information about the Josephthal Strategic Growth Fund (the "Fund").

Section I: Summary of the Fund........................................ Page 1
   . Investment Objective
   . Principal Investment Strategies
   . Main Investing Risks
Section II: Other Information about the Fund.......................... Page 3
   . Fees and Expenses
   . More Information About Investment Strategies and Risks
   . Other Risks of Investing
   . Fund Management
Section III: Investing in the Fund.................................... Page 8

This section includes the information you need about how to invest and how to redeem shares. It also includes other important information about sales charges, pricing of fund shares, dividends and distributions, taxes and account privileges.

Section IV: Privacy Notice and Other Information...................... Page 15

More Information

The back cover of this prospectus lists a number of places to call or to visit if you would like additional information.

Section I: Summary of the Fund

The summary below describes the investment objective and principal investment strategies of the Fund. This summary also describes the main risks of investing in the Fund.

Investment Objective and Strategies

The investment objective of the Fund is to seek capital appreciation. To achieve this objective, Josephthal & Co. ("Josephthal"), the Fund's subadvisor, ordinarily invests at least 75% of the Fund's total assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the Nasdaq system. Josephthal seeks to identify growth companies, which often are small or medium-size capitalization companies, with growth characteristics such as positive earnings comparisons, potential for accelerated growth and market share gains.

The Fund may make significant investments in certain sectors. One of these sectors is science and technology, including (but not limited to) companies that provide computer hardware and software, internet infrastructure, communications, telecommunications equipment and service, semiconductor manufacturers, semiconductor capital equipment manufacturers and electronic manufacturing services. Another sector in which the Fund may make significant investments is healthcare, including (but not limited to) biotechnology companies and pharmaceutical manufacturers. The Fund also may make significant investments in specialty retailing and e-commerce, including (but not limited to) apparel manufacturers, retailers, general merchandise and e-tailers. Finally, the Fund may make significant investments in the financial services sector, including (but not limited to) companies such as commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies.

The Fund will invest primarily in common stock but also may invest in other types of equity securities that offer opportunities for capital appreciation, including publicly traded partnership interests. The Fund may invest up to 15% of its total assets in investment grade debt securities.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow that it will be able to experience significant improvement in performance by investing in IPOs.

Main Investing Risks

The value of your investment in the Fund can change for many reasons, and may decrease. The primary reasons for possible decreases in the Fund's value are called "Main Investing Risks," and are explained in this section. Because the types of investments the Fund makes may change over time, the types of risks affecting the Fund may change as well. Section II of the Prospectus includes more information about other risks that could affect the Fund's value.

It is important to remember that, as with any investment, it is possible for investors to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

Equity Risk

Equity securities, such as a company's common stock, may fall in value in response to factors relating to the issuer, such as management decisions or falling demand for a company's goods or services. Additionally, factors affecting a company's particular industry, such as increased production costs, may affect the value of its equity securities. Equity securities also rise and fall in value as a result of factors affecting entire financial markets, such as political or economic developments, or changes in investor psychology. Growth stocks are the stocks of companies that have earnings that are expected to grow relatively rapidly. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Smaller Companies:

Market capitalization refers to the total value of a company's outstanding stock. Smaller companies are more likely than larger companies to have limited product lines, smaller markets for their products and services, and they may depend on a small or inexperienced management group. Small company stock may not trade very actively, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may also be more vulnerable to negative changes than stocks of larger companies.

IPO Risk

The risks associated with equity securities are typically higher for equity securities purchased in IPOs. Issuers in IPOs typically have a limited operating history, and the prices of equity securities are often very volatile for some time following an IPO.

Financial Services Company Risk

Companies in the financial services sector may be adversely affected by the cost of capital funds, changes in interest rates and price competition. They also may be affected by changes in government regulation.

Healthcare Company Risk

Certain healthcare companies are subject to intense competition and rapid technological change. They also may be affected by changes in government regulations. Many such companies also face high research and development costs and obsolescence of their products. These factors may have a significant adverse effect on the financial condition and operating results of companies in the healthcare industries. Healthcare companies may also have persistent losses or erratic revenue patterns, which in turn may lead to significant volatility in their share prices. Additionally, the viability of many healthcare companies depends largely on whether such companies can obtain Food and Drug Administration ("FDA") approval of their products or services. If a healthcare company fails to obtain FDA approval for one or more of its products or services, the company may be unable to continue operations, and the Fund's investment in the company may lose some or all of its value.

Liquidity Risk

Liquidity risk is the risk that the Fund will not be able to sell a security because there are too few people who actively buy and sell, or trade, that security on a regular basis. This risk may be greater for smaller companies. The Fund may not be able to sell an illiquid security at a fair price. Liquidity risk increases if the Fund invests in derivatives, foreign investments or restricted securities.

Management Risk

Management risk is the risk that the subadvisor of the Fund, despite using various investment and risk analysis techniques, may not produce the desired investment results.

Science & Technology Company Risk

Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these stocks is, therefore, likely to be much more volatile.

No performance information is available for the Fund because it has not completed a full calendar year of operations. In the future, the Fund will disclose performance information in a bar chart and performance table.

Section II: Other Information about the Fund

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you invest in the Fund.

Shareholder Fees (fees paid directly from your investment)

               Maximum Sales Charge Imposed         Maximum Deferred Sales Charge
               on Purchases (as a                   (as a percentage of original
               percentage of offering               purchase price or redemption
               price)                               price, whichever is lower)
---------------------------------------------------------------------------------
  Class A                  5.75%                                  1%/1/
  Class B                  None                                   5%/2/
  Class C                  None                                   1%/3/
---------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

                                           Class A      Class B     Class C
------------------------------------------------------------------------------
  Management fees                           0.90%       0.90%        0.90%
  Distribution (12b-1) fees                 0.35%       1.00%        1.00%
  Other expenses                            1.44%       1.45%        1.45%
    Total Annual Fund Operating Expenses    2.69%       3.35%        3.35%
  Fee Waiver and/or Expense Reimbursement   0.92%       0.93%        0.93%
    Net Expenses/4/                         1.77%       2.42%        2.42%
------------------------------------------------------------------------------

/1/ 1% first year after purchase for purchases of $1 million or more.

/2/ 5% first and second year; 4% third year; 3% fourth year; 2% fifth year; 1% sixth year and 0% thereafter.

/3/ 0% after first year. The higher Distribution Fees borne by Class B and Class
    C shares may cause long-term shareholders to pay more in sales charges than the maximum permitted front-end sales charge on Class A shares.

/4/ Reflects AGAM's contractual obligation to waive, and to the extent necessary, reimburse certain fees and expenses of the Fund through February 28, 2002.

By translating "Total Annual Fund Operating Expenses" into dollar amounts, these examples help you compare the costs of investing in the Fund, or a particular class of shares, with the costs of investing in other mutual funds.

The examples below assume that you:

    . Invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods.

    . Your investment earns a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------
  Class A                  $745  $1,280  $1,841   $3,360
  Class B                   745   1,344   1,866    3,427
  Class B--No Redemption    245     944   1,666    3,427
  Class C                   345     944   1,666    3,577
  Class C--No Redemption    245     944   1,666    3,577
---------------------------------------------------------

More Information About Investment Strategies and Risks

    This Prospectus does not attempt to disclose all of the different investment techniques that the Fund might use, or all of the types of securities in which the Fund might invest. As with any mutual fund, investors must rely on the professional judgment and skill of the Fund's management. Josephthal may choose not to use some or all of the investment techniques available to the Fund, and these choices may cause the Fund to lose money or not achieve its goal. The investment objective of the Fund may be changed by the Trustees without the approval of the Fund's shareholders. Except as noted for certain investment restrictions, the strategies the Fund uses to achieve its investment objective also may be changed by the Trustees without approval of the shareholders. This section provides additional information about the Fund, and should be read in conjunction with the Fund Summary.

The Fund emphasizes equity securities of growth companies that represent attractive opportunities for capital appreciation. In selecting investments for the Fund, Josephthal seeks to identify companies that it believes will achieve superior growth rates based on its market research and company analysis. The Fund will focus on science and technology companies that are positioned to take advantage of technological change and convergence, including companies in the computer, internet infrastructure, communications, telecommunications, semi-conductor and electronic industries. In addition, the Fund may make significant investments in the healthcare sector, including in particular biotechnology and pharmaceutical companies, and in the consumer sector, including in particular high quality consumer retailers.

Certain investments in smaller capitalization companies may offer greater opportunities for capital appreciation than larger companies, but may also involve special risks. The Fund also may buy securities such as convertible debt, preferred stock, options, or other securities exchangeable for shares of common stock and other equity securities, including publicly traded partnership interests.

The Fund may buy investment grade debt securities issued by both domestic and foreign issuers; however, the Fund may invest no more than 15% of its total assets in debt securities. The Fund may invest up to 25% of its total assets in securities of foreign issuers, either directly or indirectly through American Depository Receipts (ADRs) or closed-end investment companies.

The Fund may hold up to 15% of its net assets in illiquid investments, such as securities for which market quotations are not readily available, in repurchase agreements which have a maturity longer than seven days, and in securities subject to restrictions on resale for which no adequate trading market exists. There is no percentage restriction on the Fund's ability to enter into repurchase agreements with maturities of seven days or less.

The Fund may sell securities short and borrow the same security from a broker or other institution to complete the sale; however, the Fund will not sell short securities whose underlying value exceeds 25% of its net assets. All percentage tests are measured at the time of investment.

In seeking to achieve its investment objective, the Fund may use certain futures and option strategies. The Fund may engage in such strategies to an unlimited extent for hedging purposes. The Fund may not engage in options, futures or forward transactions for non-hedging purposes if more than 5% of its total assets would be so invested.

Other Risks of Investing in the Fund

Although the Fund may have the flexibility to use some or all of the investments or strategies described in this Prospectus and the Statement of Additional Information, Josephthal may choose not to use these investments or strategies for a variety of reasons. These choices may cause the Fund to miss opportunities, lose money or not achieve its goal.

Credit Risk

Credit Risk is the risk that the issuer or the guarantor (the entity that agrees to pay the debt if the issuer cannot) of a debt or fixed income security, or the counterpart to a derivatives contract or a securities loan, will not repay the principal and interest owed to the investors or otherwise honor its obligations. Debt securities rated in one of the four highest rating categories by a rating agency (and comparable unrated securities) are known as "investment grade" and generally have lower levels of credit risk than lower-rated securities.

Investments in foreign securities are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign (national) debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Foreign Securities

There are risks associated with investing in foreign securities. These risks include unforeseen changes in tax laws, political changes, and changes in foreign currency values and exchange rates.

There may be less publicly available information about foreign issuers. Foreign issuers including foreign branches of U.S. banks, are subject to different accounting and reporting requirements, which are generally less extensive than the requirements for domestic issuers. Foreign stock markets generally have substantially less volume than the U.S. exchanges and securities of foreign issuers are generally less liquid and more volatile, relative to U.S. issuers. For emerging markets, these risks can be more extreme. There is frequently less governmental regulation of foreign exchanges, broker-dealers and issuers than in the United States, and brokerage costs may be higher. In addition, investments in foreign companies may be subject to the possibility of nationalization or other changes in policy. Policy changes may allow foreign governments to withhold dividends, expropriate (confiscate, or keep) investment returns, or raise taxes to extremely high levels, among other things. Also, should a foreign issuer default, it may be difficult to recover anything in a bankruptcy proceeding.

Lending Fund Securities

The Fund may lend up to 33% of its total portfolio assets, or securities, to brokers, dealers and other financial institutions. These loans must be callable (the Fund may ask that the loan be repaid in full) at any time by the Fund. The loans must be at all times fully secured by cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and marked to market (priced at market value) to the value of loaned securities on a daily basis. As with any extensions of credit, there may be risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of Fund securities will only be made to firms deemed by Josephthal to be creditworthy.

Interest Rate Risk (Market Risk)

Interest rate risk, or market risk, is the risk that a change in interest rates will negatively affect the value of a security. This risk applies primarily to debt securities such as bonds, notes and asset-backed securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates.

Market risk is generally greater for investments in debt securities with longer maturities. This risk may be increased for investments in mortgage-backed or other types of asset-backed securities that are often prepaid. Even investments in the highest quality debt securities are subject to interest rate risk.

Leverage Risk

Borrowing money to buy securities is using leverage. Leverage risk is the risk that leverage, or debt, will enable the Fund to buy more of a security that falls in value. In this case, the Fund would still need to repay the money it borrowed. The Fund can create leverage, or borrow money, by using different types of techniques including reverse repurchase agreements, dollar rolls, and derivatives including inverse floating rate instruments.

Hedging and Other Strategic Transactions

The Fund may use a variety of investment strategies described below for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the Fund. Hedging is using forward contracts and options to hedge against fluctuations in the values of securities. These transactions are generally used to protect against possible changes in the market value of securities the Fund already owns or plans to buy, to protect unrealized gains or to improve the Fund's return in some way.

The Fund may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions. Such transactions may involve derivatives, which are financial contracts whose value depends on, or is derived from, the change in value of an underlying asset, reference rate or index. When the value of the underlying security or index changes, the value of the derivative changes as well. As a result, derivatives can lose all of their value very quickly. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Fund. Additional risks associated with derivatives include imperfect correlation (between the values of the derivative and the underlying investment) and improper valuation. Interest rate transactions may include, but are not limited to, swaps, caps, floors and collars, and currency transactions may include currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Frequent Trading

The Fund may buy or sell investments extremely frequently, increasing brokerage commissions and other expenses of the Fund. Frequent trading may also increase the amount of capital gains realized by the Fund, including short-term capital gains, which are generally taxable to shareholders at ordinary income tax rates.

Temporary Defensive Strategies

Josephthal may at certain times decide that pursuing the Fund's investment strategies is inconsistent with market conditions. Josephthal may then employ defensive strategies designed mostly to limit losses. However, Josephthal may choose not to use defensive strategies, even in volatile or unsettled market conditions. Such defensive strategies may cause the Fund to miss opportunities or to not achieve its goal.

Management of the North American Funds

Under the federal securities laws, Massachusetts law, and North American Funds' Agreement and Declaration of Trust and By-Laws, the business and affairs of the North American Funds (the "Trust") are managed under the direction of its trustees (the "Trustees").

American General Asset Management Corp. ("AGAM") is the investment adviser for the Trust. AGAM was formed in 1996 to advise, acquire and distribute mutual funds through broker-dealers, banks and other intermediaries. AGAM's address is 286 Congress Street, Boston, Massachusetts 02210. According to its Advisory Agreement with the Trust (the "Advisory Agreement"), AGAM:

 . Oversees the administration of all aspects of the business and affairs of the Fund

 . Selects, contracts with and compensates the subadvisor to manage the assets of the Fund

 . Makes recommendations to the Trustees regarding the hiring, termination and replacement of the subadvisor

 . Reimburses the Fund if the total of certain expenses allocated to the Fund exceeds certain limitations

 .  Reviews the performance of the subadvisor

 .  Periodically reports to the Trustees

Under an order granted to the Trust by the Securities and Exchange Commission, AGAM is permitted to appoint a subadvisor, to create a subadvisory agreement, and to terminate or amend a subadvisory agreement, in each case without shareholder approval. This "Manager of Managers" structure permits the Fund to change subadvisors or the fees paid to subadvisors without the expense and delays associated with obtaining shareholder approval. AGAM has ultimate responsibility under the Manager of Managers structure to oversee the subadvisor, including making recommendations to the Trust regarding the hiring, termination and replacement of the subadvisor.

Subadvisory Agreement
Josephthal & Co.

AGAM has retained Josephthal & Co., Inc. ("Josephthal"), 200 Park Avenue, 25th Floor, New York, New York 10166, as the subadvisor to the Fund. Josephthal is a registered investment adviser and a registered broker-dealer. Josephthal is a research-driven, full service investment banking and brokerage firm which, joined by its affiliated companies, has over 1,000 financial consultants in over 80 domestic and international offices. Pursuant to a subadvisory agreement between AGAM and Josephthal (the "Subadvisory Agreement"), Josephthal will provide continuous investment advisory services to the Fund, including: investment research, advice and management and periodic reporting to AGAM and the Trust. For its services as subadvisor to the Fund, Josephthal receives a fee from AGAM equal to .500% of the average daily net assets of the Fund.

Howard S. Schachter serves as the Fund's portfolio manager and is responsible for the day-to-day investment decisions of the Fund. Mr. Schachter is a Managing Director of Josephthal. He joined Josephthal in September 1998 and is based in Josephthal's New York City headquarters. Mr. Schachter has thirty years industry experience and has held a variety of positions. Prior to joining Josephthal, Mr. Schachter spent six years with Needham & Co., where he managed the Needham Growth Fund.

The following table shows the management fees that the Fund will pay to AGAM annually under the Advisory Agreement as a percentage of the Fund's average daily net asset value. The subadvisory fee is paid by AGAM to Josephthal out of the advisory fee.

                         Advisory and Subadvisory Fees
                         -----------------------------

                                         Advisory Fee Subadvisory Fee
                                            (AGAM)     (Josephthal)
  First $50,000,000                         .900%          .500%
  Between $50,000,000 and $200,000,000      .850%          .450%
  Between $200,000,000 and $500,000,000     .825%          .425%
  Excess over $500,000,000                  .800%          .400%

Section III:

Investing in the Fund
Classes of Shares

Three classes of shares (Class A, Class B and Class C) of the Fund are offered by this Prospectus.

The initial investment minimum for all classes of shares is $1,000; the minimum for subsequent investments is $50. For retirement plans and other automatic investment programs, the initial purchase minimum is $50. You must maintain a minimum account balance of $500, or $50 for retirement plans and other automatic investment programs. Purchases and redemptions will be made at the share price calculated by North American Funds after the request is received in good order. Confirmations of all transactions will be mailed to you promptly, and a copy will be sent to your broker of record. The Fund may refuse any request to purchase shares.

                          Buying Fund Shares             Redeeming Fund Shares
--------------------------------------------------------------------------------------
  By Mail                 Mail a check and account       Send a written request to:
                          application to:                North American Funds
                          North American Funds           P.O. Box 8505
                          P.O. Box 8505                  Boston, MA 02266-8508
                          Boston, MA 02266-8508

                          To add to an existing
                          account, mail a check
                          with your account
                          number to:
                          North American Funds
                          P.O. Box 8505
                          Boston, MA 02266-8508

                          Overnight Mailing Address:
                          North American Funds
                          c/o Boston Financial
                          66 Brooks Drive
                          Braintree, MA 02184

--------------------------------------------------------------------------------------
  By Wire Transfer        For wire instructions,         Yes, with a minimum of
                          contact Customer Service at    $1,000. For wire
                          1-800-872-8037                 instructions, contact
                                                         Customer Service at
                                                         1-800-872-8037
--------------------------------------------------------------------------------------
  By Phone                No                             Yes, simply call 1-800-872-
                                                         8037 by 4:00 p.m., Eastern
                                                         Time, to receive that day's
                                                         closing price
--------------------------------------------------------------------------------------
  Through Broker-Dealers  Yes, if a dealer agreement is  Yes, if a dealer agreement is
                          in place                       in place
--------------------------------------------------------------------------------------

                          Class A Shares          Class B Shares          Class C Shares
--------------------------------------------------------------------------------------------
  Sales Charges       Purchases of less than  Shares are sold         Shares are sold
                      $1 million are sold     without a front end     without a front end
                      with a front end sales  sales charge. For       sales charge. For
                      charge (see table       shares redeemed within  shares redeemed within
                      below).                 six years there is a    one year there is a 1%
                                              sales charge at         sales charge at
                      Purchases over $1       redemption (see table   redemption.
                      million are sold        below).
                      without a front end                             Available for
                      sales charge. For       Available for           purchases under
                      shares redeemed within  purchases of $250,000   $1 million.
                      one year there is a 1%  or less.
                      back end sales charge
                      at redemption.
--------------------------------------------------------------------------------------------
  Programs That       Rights of               For B and C Shares,
  Reduce Sales        Accumulation--you will  the back end sales
  Charges             pay the sales charge    charge is equal to the
                      applicable to your      lesser of the net
                      total account balance   asset value at
                      in all classes of       redemption, or the
                      shares.                 original purchase
                                              price.
                      Statement of
                      intention--agree to
                      invest a certain
                      amount over 13 months
                      and you will pay the
                      sales charge based on
                      your goal.
--------------------------------------------------------------------------------------------
                      For qualified group retirement plans, please see the Statement of
                      Additional information (SAI) for a more detailed discussion.

Sales Charge Tables

Class A Shares Sales Charge Table
---------------------------------

Amount of Purchase         Sales Charge       Sales Charge   Concession to
Payment                    as a               as a           Broker Dealer as
                           Percentage of      Percentage of  a Percentage of
                           the Offering Price the Net Amount Offering Price
                                              Invested
-----------------------------------------------------------------------------
Less than $50,000                5.75%            6.10%           5.00%
-----------------------------------------------------------------------------
$50,000 but less than
 $100,000                        4.75%            4.99%           4.00%
-----------------------------------------------------------------------------
$100,000 but less than
 $250,000                        4.00%            4.17%           3.25%
-----------------------------------------------------------------------------
$250,000 but less than
 $500,000                        3.00%            3.09%           2.50%
-----------------------------------------------------------------------------
$500,000 but less than $1
 million                         2.25%            2.30%           1.75%
-----------------------------------------------------------------------------
$1 million or more               None*            None*        See below**
-----------------------------------------------------------------------------

Class B Shares Sales Charge Table***
---------------------------------

Year(s) Since Purchase                 Deferred Sales Charge
                                       as Percentage of
                                       Amount Redeemed
------------------------------------------------------------
Up to 2 years                                    5%
------------------------------------------------------------
2 years or more but less than 3 years            4%
------------------------------------------------------------
3 years or more but less than 4 years            3%
------------------------------------------------------------
4 years or more but less than 5 years            2%
------------------------------------------------------------
5 years or more but less than 6 years            1%
------------------------------------------------------------
6 or more years                                  0%
------------------------------------------------------------

Class A shares of the Fund are available at net asset value (NAV) to investors if purchased with redemption proceeds from other mutual fund complexes on which they had previously paid a front-end or a contingent deferred sales charge
(CDSC) no more than 60 days prior to purchase. American General Funds Distributor, Inc. (the "Distributor") will require satisfactory evidence of your qualification for this waiver. Please call for more information. The redemption of the shares from the other mutual fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized.

Class C Shares***
Class C shares are offered for sale at net asset value and are offered for purchases of less than $1 million. Class C shares are sold without a front end sales charge. Class C shares are subject to a deferred sales charge of 1% of the dollar amount subject thereto during the first year after purchase.

Class C shares will be redeemed or exchanged in order of the date purchased, with the shares purchased earlier being redeemed or exchanged first, unless a shareholder specifically requests that specific shares be redeemed or exchanged.

Redemption in Kind

The Fund reserves the right to redeem proceeds in whole or in part by a distribution in kind of marketable securities held by the Fund.

Payment Following Redemption
The Fund will normally send the proceeds from a redemption (less any applicable deferred sales charge) on the next business day, but may delay payment for up to seven days.

Payment may be delayed if the shares to be redeemed were purchased by a check that has not cleared. The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange (the "Exchange") is closed for other than weekends or holidays, or if permitted by the rules of, or action by, the SEC.



----------------------------

* A CDSC (contingent deferred sales charge) may apply.

** For purchases of Class A shares of $1 million or more the Distributor will pay a commission to dealers as follows: 1.00% on sales up to $5 million, plus 0.50% of the amount in excess of $5 million; provided, however, that the Distributor may pay a commission on sales in excess of $5 million of up to 1.00% to certain dealers which, at the Distributor's invitation, enter into an agreement with the Distributor in which the dealer agrees to return any commission paid to it on the sale (or a pro rata portion thereof) if the shareholder redeems his shares within a period of time after purchase as specified by the Distributor. Purchases of $1 million or more for each shareholder account will be aggregated over a 12-month period (commencing from the date of the first such purchase) for purposes of determining the level of commission to be paid during that period with respect to such account.

*** Any shares in the redeeming shareholder's account that can be redeemed without charge will be redeemed prior to those subject to a charge.

Pricing of Fund Shares; Dividends and Distributions

The public offering price of the Class A shares of the Fund is the net asset value per share (next determined following receipt of an order) plus a front end sales charge, if applicable. The share price for Class B shares and Class C shares is the net asset value per share (next determined following receipt of an order).

The net asset value of the shares of each class of the Fund is calculated separately and, except as described below, is determined once daily as of the close of regularly scheduled trading on the Exchange (generally 4:00 p.m., Eastern time). The net asset value per share of each class of the Fund is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. No determination is required on days when the Exchange is closed (for example, national holidays). Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of regularly scheduled trading on the Exchange. The values of such securities used in computing the net asset value of the shares of a class of the Fund are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of regularly scheduled trading on the Exchange and would therefore not be reflected in the computation of a class's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by Josephthal under procedures established and regularly reviewed by the Trustees.

Short-term debt instruments with a remaining maturity of 60 days or less held by the Fund are valued on an amortized cost basis.

Unless you request cash payment, all dividends and distributions will be reinvested. The Fund declares and pays capital gains and income dividends annually.

Taxes

It is expected that the Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund will not be subject to United States federal income taxes on its net investment income and net capital gain, if any, that it distributes to its shareholders in each taxable year.

It is expected that each Fund of the Trust will qualify as a "regulated investment company" under the Code and that it will not be subject to United States federal income taxes on its net investment income and net capital gain, if any, that it distributes to its shareholders in each taxable year.

A Fund's distributions derived from interest, dividends and certain other income, including gains from investments that the Fund held for one year or less, will generally result in taxable ordinary income to the shareholders of the Fund. Distributions of net gains from investments held by a Fund for more than one year are taxable as long-term gains (generally at a 20% rate for non-corporate shareholders). Distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. Distributions are taxed as described in this paragraph even if such distributions economically represent a return of a particular shareholder's investment. Distributions that represent a return of a particular shareholder's investment are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

Because the Fund may invest in foreign securities or currencies, it may be required to pay withholding or other taxes to foreign governments on dividends and interest. The investment yield of the Fund's investment in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes, but may not be able to claim a foreign tax credit or deduction for these taxes for any taxable year, the shareholders will be notified. The ability of the shareholders to utilize such a foreign tax credit is subject to a holding period requirement. In addition, if the Fund invests in securities of passive foreign investment companies, it may be subject to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The investment yield of such investments will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.

The redemption, sale or exchange of Fund shares (including the exchange of shares of one North American Fund for shares of another) is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares have been held for more than one year. (such gains are generally taxed at a 20% rate for noncorporate shareholders).

If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share.

Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. Investors should consult their tax advisers with respect to the specific tax consequences of an investment in the Fund, including the effect and applicability of state, local, foreign, and other tax laws and the possible effects of changes in federal or other tax laws. This discussion is not intended as a substitute for careful tax planning.

Rule 12b-1 Fees

The Trust has adopted a distribution plan under Rule 12b-1 of the Investment Company act of 1940, as amended, that allows the Fund to pay distribution fees for the sale and distribution of Fund shares. Portions of the fees are used to provide payments for services provided to shareholders ("service fees"), as indicated below.

Class A shares of the Fund are subject to Rule a 12b-1 fee of up to .35% of average daily net assets, of which .25% is a "service fee."

Class B shares of the Fund are subject to a Rule 12b-1 fee of up to 1.00% of average annual net assets, of which .25% is a "service fee."

Class C shares of the Fund are subject to a Rule 12b-1 fee of up to 1.00% of average annual net assets, of which .25% is a "service fee."

Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for Class B and Class C shares may therefore cost you more than paying the maximum permitted front-end sales charge on Class A Shares.

Account Services

To use any of these programs, simply fill out the appropriate section of your account application, or request the appropriate form.

Automatic Dividend Diversification
With this program, you can have all dividends and other distributions from one North American Fund automatically invested in the same class of shares of another North American Fund.

Automatic Investment Plan
Shareholders can set up an Automatic Investment Plan. Once each month the shareholder's account will be debited the amount (at least $50) specified by the shareholder.

Exchange Privilege

Shareholders may make free unlimited exchanges by mail or telephone within classes of shares of all other North American Funds and North American Senior Floating Rate Fund, Inc. without any sales charge. Other North American Funds are: International Small Cap Fund, International Equity Fund, Global Equity Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Large Cap Growth Fund, Growth & Income Fund, Science & Technology Fund, Balanced Fund, Strategic Income Fund, Core Bond Fund, U.S. Government Securities Fund, Money Market Fund, Mid Cap Value Fund, Municipal Bond Fund, Municipal Money Market Fund, Stock Index Fund, Small Cap Index Fund, Socially Responsible Fund, High Yield Bond Fund, Aggressive Growth LifeStyle Fund, Moderate Growth LifeStyle Fund and Conservative Growth LifeStyle Fund. Shares of one class may not be exchanged for shares of any other class of any North American Fund. Be aware that exchanges are regarded as sales for federal and state income tax purposes and could result in a gain or loss, depending on the original cost of shares exchanged. Exchanges usually occur on the same day they are requested. The terms of the exchange privilege may change and the privilege may be revoked at any time without notice.

The Fund will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Fund will request personal or other information from the caller, and will record calls. By establishing an account with the Fund, you consent to all recording of telephone calls.

You may make exchanges over the telephone by calling 1-800-872-8037.

Reinstatement Privilege
If you redeem Class A shares (under $1 million) and reinvest within 90 days, you will not have to pay a sales charge. If you redeem Class A shares over $1 million, or Class B or C shares and pay a deferred sales charge and then reinvest within 90 days, your account will be credited the amount of the deferred sales charge.

Systematic Withdrawal Plan
If you have an account balance of at least $10,000, you can set up a plan to have redemptions paid to you, or someone you designate, on a monthly, quarterly, semi-annual or annual basis. You can withdraw up to 12% of the account value annually, if a monthly plan, up to 1% per month, without a deferred sales charge. If you request this service after completing our application and payments are to be made to someone other than yourself, you will have to provide a signature guarantee. Redemption checks are generally mailed within two days after redemption. The availability of this service may end, and a fee of up to $5 per withdrawal may be charged with 30 days written notice to you.

Transfer of Shares
You may transfer Fund shares to family members and others at any time without a sales charge. Consult your tax adviser concerning such transfers.

Section IV: Privacy Notice and Other Information

Privacy Notice

The Trust, an affiliate of American General, understands your privacy is important. You have received this notice in accordance with applicable state and federal laws and because you are a current or potential customer of one of the Funds. This notice will help you understand what types of nonpublic personal information--information about you that is not publicly available--we may collect, how we use it, and how we protect your privacy. This notice describes our privacy practices for both current and former customers.

Types of Nonpublic Personal Information We Collect and Disclose

 . American General's employees, representatives, agents, and selected third parties--companies or individuals not affiliated with American General--may collect nonpublic personal information about our customers, including:

  --Information provided to us, such as on applications or other forms (ac-count balances, income, assets and marital status).

  --Information about transactions with us, our affiliates, or third parties.

  --Information from others, such as employers, and federal and state agen-cies.

Protection of Nonpublic Personal Information

 . We restrict access to nonpublic personal information to those employees, agents, representatives or third parties who need to know the information to provide products and services to our customers.

 . We have policies and procedures that give direction to our employees, agents, and representatives on how to protect and use nonpublic personal information.

 . We maintain physical, electronic, and procedural safeguards to protect non-public personal information.

Sharing of Nonpublic Personal Information

 . We do not share nonpublic personal information about our customers to anyone, including other affiliated American General companies or third parties, ex-cept as permitted by law.

 . We do not sell nonpublic personal information about our customers to third-parties who are not part of the American General family of companies.

 . We may disclose, as allowed by law, all of the types of nonpublic personal information we collect when needed, to: (i) affiliated companies, agents, employees, representatives, and third parties that market our services and products, and administer and service customer accounts on our behalf, or (ii) other financial institutions with whom we have joint marketing agreements.


 . Examples of the types of companies and individuals to whom we may disclose nonpublic personal information include, but are not limited to, banks, insur-ance companies, third-party administrators, registered broker/dealers, audi-tors, regulators, and transfer agents.

Customers of Broker/Dealers

 . If you own shares of the Funds through a financial intermediary such as a broker/dealer, bank or trust company, you may receive the privacy policy of the financial intermediary that would address how it shares your nonpublic personal information with nonaffiliated third parties.

Changes in Privacy Policy

 . We reserve the right to change any of our privacy policies and related proce-dures at any time, in accordance with applicable federal and state laws. You will receive appropriate notice if our Privacy Policy changes.

Other Information

Mailings to Shareholders

To reduce expenses and to note our concern for the environment, we will deliver a single copy of most financial reports, proxy and information statements and prospectuses to investors who share an address, even if the accounts are registered under different names. If you would like to receive separate mailings, please call us and we will begin individual delivery within 30 days. In most cases, we also will deliver account statements for all the investors in a household in a single envelope.

FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, Independent Accountants for the Fund, whose report is included in the Annual Report, which is available upon request, and which is incorporated into this document by this reference.


                                                    Period from 9/18/00 *
                                                      through 10/31/00
                                                 ---------------------------
                                                 Class A   Class B   Class C
-----------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $10.00    $10.00    $10.00
-----------------------------------------------------------------------------
Investment Operations:
 Net investment income**                            0.03     0.03       0.03
 Net realized and unrealized loss on investments   (0.15)   (0.16)     (0.16)
                                                 ---------------------------
 Total from investment operations                  (0.12)   (0.13)     (0.13)
-----------------------------------------------------------------------------
Net Asset Value, End of Period                     $9.88     $9.87     $9.87
-----------------------------------------------------------------------------
Total Return                                      (1.20%)+  (1.30%)+ (1.30%)+
-----------------------------------------------------------------------------
Ratios/Supplemental Data
 Net assets, end of period (000's)               $28,191   $8,389     $1,305
-----------------------------------------------------------------------------
 Ratio of net expenses to average net assets       1.77%#   2.42%#     2.42%#
-----------------------------------------------------------------------------
 Ratio of net investment income to average net
  assets                                           2.94%#   2.32%#     2.34%#
-----------------------------------------------------------------------------
 Portfolio turnover rate                             98%+     98%+       98%+
-----------------------------------------------------------------------------
 Expense ratio before fee waiver by adviser        2.69%#   3.35%#     3.35%#
-----------------------------------------------------------------------------

* Commencement of Operations

+ Not annualized

# Annualized

** Net investment income per share has been calculated using the average share method.

North American Funds
286 Congress Street
Boston, Massachusetts 02210
(800) 872-8037

For Additional Information
More Information about the Fund, including the SAI, is available to you free of charge.
To request additional information:

By Telephone
Call 1-800-872-8037

By Mail from the Funds (There is no fee)
Write to:
North American Funds
286 Congress Street
Boston, MA 02210

From the SEC
Information about the Fund (including the SAI) also is available from the Securities and Exchange
Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person
SEC Public Reference Room
Washington, D.C.
Call 202-942-8090 for location and hours

On the Internet
 . EDGAR database at www.sec.gov
 . By email request at publicinfo@sec.gov

By mail
SEC Public Reference Section
Washington, D.C. 20549-0102

Statement of Additional Information (SAI)
The SAI provides additional information about the North American Funds.

Investment Company Act File No. 811-05797



Privacy Notice Included
-----------------------
0201:91330

                 PART B - STATEMENT OF ADDITIONAL INFORMATION

                              NORTH AMERICAN FUNDS

North American Funds (the "Trust") is an open-end investment company that currently has twenty-four investment portfolios, or series: the Aggressive Growth LifeStyle Fund, the Balanced Fund, the Conservative Growth LifeStyle Fund, the Core Bond Fund, the Global Equity Fund, the Growth & Income Fund, the High Yield Bond Fund, the International Equity Fund, the International Small Cap Fund, the Josephthal Strategic Growth Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Moderate Growth LifeStyle Fund, the Money Market Fund, the Municipal Bond Fund, the Municipal Money Market Fund, the Science & Technology Fund, the Small Cap Growth Fund, the Small Cap Index Fund, the Socially Responsible Fund, the Stock Index Fund, the Strategic Income Fund and the U.S. Government Securities Fund (collectively, the "Funds," and each a "Fund"). The investment objective of each Fund is described in the Trust's Prospectus dated March 1, 2001.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses noted above as revised from time to time. Certain disclosure has been incorporated by reference from the Trust's Annual Report. A free copy of both the Prospectus and the Annual Report may be obtained by writing to North American Funds, 286 Congress Street, Boston, Massachusetts, 02210, or by telephone request at (800) 872-8037.

The date of this Statement of Additional Information is March 1, 2001.


                               TABLE OF CONTENTS

HISTORY AND CLASSIFICATION                                            2
INVESTMENT POLICIES AND RISKS                                         2
INVESTMENT STRATEGIES AND RISKS                                       3
HEDGING AND OTHER STRATEGIC TRANSACTIONS                             20
INVESTMENT RESTRICTIONS                                              26
OPERATING POLICIES                                                   34
TEMPORARY DEFENSIVE POSITIONS                                        35
MANAGEMENT OF THE TRUST                                              37
INVESTMENT MANAGEMENT ARRANGEMENTS                                   57
DISTRIBUTIONS PLANS                                                  65
OTHER SERVICES AGREEMENT                                             69
PORTFOLIO BROKERAGE                                                  71
MULTIPLE PRICING SYSTEM                                              76
PURCHASE, REDEMPTION AND PRICING                                     78
CAPITAL STOCK                                                        80
PERFORMANCE INFORMATION                                              81
PORTFOLIO TURNOVER                                                   88
TAXES                                                                90
INDEPENDENT ACCOUNTANTS                                              93
INDEX FUNDS                                                          93
APPENDIX A - RATINGS                                                A-1
APPENDIX B - DESCRIPTION OF INDICES                                 B-1

                           HISTORY AND CLASSIFICATION

The Trust is an open-end, management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on September 28, 1988.

Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designated to comply with the diversification requirements of the Internal Revenue Code (the "Code"), as well as the 1940 Act.

The Small Cap Growth Fund, the Aggressive Growth LifeStyle Fund, the Conservative Growth LifeStyle Fund and the Moderate Growth LifeStyle Fund are "non-diversified" under the 1940 Act, which means that such Funds are not limited in the proportion of their assets that may be invested in the securities of a single issuer.

None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")). Futures contracts and options on futures contracts will be purchased, sold or entered into to the extent permitted by a Fund's investment policies and consistent with CFTC regulations. The use of certain Hedging and Other Strategic Transactions may require that a Fund segregate cash or other liquid assets to the extent a Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

In connection with a reorganization of several of the Funds on approximately July 7, 2000, the Small Cap Growth Fund (formerly named the "Emerging Growth Fund"), the Mid Cap Growth Fund (formerly named the "Small/Mid Cap Fund"), the Large Cap Growth Fund (formerly named the "Growth Equity Fund"), the Core Bond Fund (formerly named the "Investment Quality Bond Fund"), and the Municipal Bond Fund (formerly named the "National Municipal Bond Fund") changed their names on February 27, 2000.

                         INVESTMENT POLICIES AND RISKS

The following discussion supplements the descriptions of certain of the Funds and their possible investments and associated risks, as set forth in the Prospectus. Although the Funds may have the flexibility to use some or all of the investments and strategies described in the Prospectus and in this SAI, the Subadvisors may choose not to use such investments or strategies for a variety of reasons. These choices may cause a Fund to miss opportunities, lose money or not achieve its objective.

INTERNATIONAL SMALL CAP FUND

The Fund may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, less liquid and more uncertain as to payment of dividends, interest and principal.

U.S. GOVERNMENT SECURITIES FUND

While the Fund seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater risks. The Fund will not knowingly invest in a high risk mortgage security. The term "high risk mortgage security" is defined generally as any mortgage security that exhibits greater price volatility than a benchmark security, the Federal National Mortgage Association ("FNMA") current coupon 30-year mortgage-backed pass through security. Shares of the Fund are neither insured nor guaranteed by the U.S. Government, its agencies or instrumentalities.

In order to make the Fund an eligible investment for federal credit unions ("FCUs"), federal savings and loan institutions and national banks, the Fund will invest in U.S. Government securities that are eligible for investment by such institutions without limitation, and will also generally be managed so as to qualify as an eligible investment for such institutions. The Fund will comply with all investment limitations applicable to FCUs including (i) the requirement that a FCU may only purchase collateralized mortgage obligations which would meet the high risk securities test of Part 703 of the National Credit Union Administration Rules and Regulations or would be held solely to reduce interest rate risk and (ii) the requirement that a FCU may not purchase zero coupon securities having maturities greater than ten years.

                        INVESTMENT STRATEGIES AND RISKS

ADJUSTABLE RATE SECURITIES

Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (i) at any time upon notice of usually 30 days or less, or (ii) at specified intervals, not exceeding 13 months, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

ASSET-BACKED SECURITIES

The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the Collateralized Mortgage Obligations ("CMOs") structure. Generally the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for a Fund's shares. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity.
When the obligations are prepaid, a Fund must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, "BBB" or better by Standard & Poor's Corporation ("S&P") or "Baa" or better by Moody's Investors Service ("Moody's") or which, in the opinion of the applicable Subadvisor, are of comparable quality.

As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Fund will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid securities.

TYPES OF CREDIT SUPPORT. Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

BORROWING

Each Fund may borrow money as permitted under the 1940 Act and as interpreted or modified by regulatory authority from time to time and subject to the Fund's investment restrictions. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. In other words, total borrowings are limited to 33 1/3% of a Fund's total assets. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a mortgage dollar roll or reverse repurchase agreement (or economically similar transaction) by the segregation of assets, such an agreement or mortgage dollar roll will not be considered a "senior security" by the Fund and therefore will not be prohibited under the Fund's borrowing restrictions. Borrowing will tend to exaggerate the affect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

CATASTROPHE BONDS

The U.S. Government Securities Fund, the Strategic Income Fund, the Municipal Bond Fund and the Core Bond Fund may invest in "catastrophe bonds." Catastrophe bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" catastrophic event, such as a hurricane or and earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

EURODOLLAR OBLIGATIONS

All of the Funds except for the LifeStyle Funds may invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

Such securities are not registered with the Securities and Exchange Commission ("SEC") and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors, and the primary trading market for these securities is London.

Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks.
These instruments represent the loan of funds actually on deposit in the U.S. The Trust believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar-denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar-denominated obligations of foreign branches of Federal Deposit Insurance Corporation ("FDIC") member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar-denominated.

Eurodollar Futures Contracts

The Core Bond Fund, High Yield Bond Fund, Small Cap Growth Fund, Small Cap Index Fund, Small Cap Value Fund, Socially Responsible Fund, Stock Index Fund and the Strategic Income Fund may purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

FOREIGN SECURITIES

Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, debt securities issued by foreign governments, corporations and supranational organizations, and American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts ("ADRs", "EDRs" and "GDRs", respectively). ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depositary. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities. ADRs in which the Funds may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Investments in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economics of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Additionally, investments in emerging countries may also be adversely impacted due to the implementation of certain capital control measures which could limit a Fund's ability to access U.S. dollars, repatriate earned interest and/or principal, and sell selected securities.

Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities. Inability to dispose of Fund securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the Fund securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

FOREIGN SOVEREIGN DEBT SECURITIES

Investing in foreign sovereign debt securities may expose a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund ("IMF"), the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Funds may also invest in investment grade foreign securities.

HIGH YIELD/HIGH RISK DOMESTIC CORPORATE DEBT SECURITIES

High yield U.S. corporate debt securities include bonds, debentures and notes and will generally be unsecured. Most of these debt securities will bear interest at fixed rates. However, a Fund may also invest in debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

Because the High Yield Bond, Strategic Income and Core Bond Funds will invest primarily in fixed-income securities, the net asset value of each Fund's shares can be expected to change as general levels of interest rates fluctuate, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income Fund can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income Fund can generally be expected to decline.

The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund's ability to dispose of particular Fund investments and may limit the ability of those Funds to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Trustees to value such Fund's investment Fund and the Fund's Trustees may have to use a greater degree of judgment in making such valuations. Less liquid secondary markets may also affect a Fund's ability to sell securities at their fair value. In addition, each Fund may invest a limited percentage of its assets in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund's assets invested in illiquid securities may increase.

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

HIGH YIELD/HIGH RISK FOREIGN SOVEREIGN DEBT SECURITIES

Brady Bonds

The Strategic Income, High Yield Bond, Core Bond and International Small Cap Funds expect that a significant portion of their emerging market governmental debt obligations will consist of "Brady Bonds." In addition, the International Equity and Balanced Funds may also invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. The Funds may invest in Brady Bonds of emerging market countries that have been issued to date, as well as those which may be issued in the future. In addition to Brady Bonds, the Funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month LIBOR rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

HYBRID INSTRUMENTS

Hybrid instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar- denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion below of futures, options, and forward contracts for a description of certain risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental
regulatory authority.   The various risks discussed above, particularly the
market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, no Fund will invest more than 10% of its assets in Hybrid Investments.

Certain issuers of Hybrid Investments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

ILLIQUID SECURITIES

Each of the Funds may invest a percentage of their net assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days, stripped mortgage securities, catastrophe bonds and inverse floaters). Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price. Excluded from the limitation on investment in illiquid securities are securities that are restricted as to resale but for which a ready market is available pursuant to exemption provided by Rule 144A adopted under the Securities Act of 1933, as amended (the "1933 Act") or other exemptions from the registration requirements of the 1933 Act. Whether securities sold pursuant to Rule 144A are readily marketable for purposes of the Fund's investment restriction is a determination to be made by the Subadvisors, subject to the Trustees' oversight and for which the Trustees are ultimately responsible. The Subadvisors will also monitor the liquidity of Rule 144A securities held by the Funds for which they are responsible. To the extent Rule 144A securities held by a Fund should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the Fund could be adversely affected. In addition, the Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds' Subadvisors believe that Section 4(2) commercial paper meet their criteria for liquidity and is quite liquid. The Funds intend, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities.

The Funds' Subadvisors will monitor the liquidity of Section 4(2) commercial paper held by the Funds, subject to the Trustees' oversight and for which the Trustees are ultimately responsible.

INDEX FUNDS AND TRACKING AN INDEX

The factors that cause a Fund to perform differently from the index it tries to track are called tracking differences. There is no assurance that an Index Fund can track its index.

The coefficient of correlation is an index number which shows how closely two variables are related. If r = 0 there is no tendency for one variable to change with the other. A value of + 1 means that one variable will vary exactly with the other. Index funds try to keep their coefficient of correlation as close to 1 as possible.

Tracking accuracy is reviewed periodically by the Subadvisor for each of the Index Funds. If an Index Fund does not accurately track an index, the Subadvisor may rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

The index may remove one stock and substitute another, requiring the Fund to do the same. When a stock is sold and the new stock purchased, the Fund incurs transaction costs. The index incurs no transaction costs. Therefore, any index fund portfolio manager cannot match exactly the performance of an index.

An index fund may not buy every single stock in its index or in the same proportions as the index. The Subadvisor may rely on a statistical selection technique to figure out, of the stocks tracked by their index, how many and which ones to buy. Stocks are bought and sold in response to cash flows into and out of the Fund and when they are added to or dropped from the index. This generally helps to keep brokerage fees and other transaction costs lower than other funds.

INFLATION-INDEXED BONDS

The Core Bond Fund, the Strategic Income Fund, the U.S. Government Securities Fund and the Municipal Bond Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed "real coupon" or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In the period of deflation payments may decrease to zero, but in any event will not be less than zero. Inflation-indexed bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five, ten or thirty years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1.030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise die to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INTERNATIONAL BONDS

The U.S. Government Securities Fund, the Municipal Bond Fund, the Core Bond Fund, the High Yield Bond Fund, the Small Cap Index Fund, the Socially Responsible Fund, the Stock Index Fund, the International Equity Fund and the Strategic Income Fund may invest in international bonds, which include U.S. dollar-denominated bonds issued by foreign corporations for which the primary trading market is abroad ("Euro Bonds"). International bonds may involve special risks and considerations not typically associated with investing in U.S. companies, including differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. A Fund's investment in international bonds also may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

LENDING PORTFOLIO SECURITIES

For purposes of realizing additional income, each Fund, except the LifeStyle Funds, may make secured loans of its portfolio securities. Securities loans are made to broker-dealers and other financial institutions approved by State Street Bank and Trust Company (the "Custodian"), custodian to the Funds and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. The collateral received will consist of liquid assets or such other collateral as permitted by interpretations or rules of the SEC. While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when the Custodian considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. On termination of the loan, the borrower will be required to return the securities to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan of its securities.

INVESTMENT COMPANIES

All of the Funds may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.

MONEY MARKET INSTRUMENTS

All Funds may invest in Money Market Instruments. The Money Market Fund will be invested in the types of money market instruments described below. All other Funds may invest in certain of the instruments listed below unless a Fund's investment policy strictly prohibits such investment. Certain Funds may purchase such instruments to invest otherwise idle cash or for defensive purposes.

1. U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to, the Student Loan Marketing Association, Federal Home Loan Banks ("FHLMC"), Government National Mortgage Association ("GNMA"), Federal Intermediate Credit Banks and the Federal National Mortgage Association ("FNMA"). U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks; others, such as those issued by the FNMA, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to such U.S. Government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. The foregoing types of instruments are hereafter collectively referred to as "U.S. Government securities."

2. CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND OTHER OBLIGATIONS. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan association. They are for a definite period of time and earn a specified rate of return. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Certain Funds may acquire obligations of foreign banks and foreign branches of U.S. banks. These obligations are not insured by the Federal Deposit Insurance Corporation.

The Funds limit investments in United States certificates of deposit and bankers acceptances to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation. A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

3. COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in registered form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. A Fund will only invest in variable amount master demand notes issued by companies which at the date of investment have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable Subadvisor has determined present minimal risk of loss to the Fund. A Subadvisor will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued each day as a Fund's net asset value is determined, which value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

4. CORPORATE OBLIGATIONS. Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than those supported by commercial paper. While such obligations generally have maturities of ten years or more, the Money Market Fund and the Municipal Money Market Fund will only purchase obligations which have remaining maturities of thirteen months or less from the date of purchase.

5. REPURCHASE AGREEMENTS. Repurchase agreements are arrangements involving the purchase of obligations by a Fund and the simultaneous agreement to resell the same obligations on demand or at a specified future date and at an agreed upon price. The majority of repurchase transactions run from day to day and delivery pursuant to the resale provision typically will occur within one to five business days of the purchase. A repurchase agreement can be viewed as a loan made by a Fund to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Such transactions afford an opportunity for a Fund to earn a return on cash which is only temporarily available. Repurchase agreements entered into by the Fund will be with banks, brokers or dealers. However, a Fund will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the Fund decrease below the resale price.

The Trustees have adopted procedures that establish certain creditworthiness, asset and collateralization requirements for the counterparties to a Fund's repurchase agreements. These procedures limit the counterparties to repurchase transactions to those financial institutions which are members of the Federal Reserve System and/or a primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division or a broker/dealer which meet certain creditworthiness criteria or which report U.S. Government securities positions to the Federal Reserve Board. However, the Trustees reserve the right to change the criteria used to select such financial institutions and broker/dealers. The Trustees will regularly monitor the use of repurchase agreements and the Subadvisors will, pursuant to procedures adopted by the Trustees, continuously monitor the amount of collateral held with respect to a repurchase transaction so that it equals or exceeds the amount of the obligations.

Should an issuer of a repurchase agreement fail to repurchase the underlying obligation, the losses to the Fund, if any, would be the difference between the repurchase price and the underlying obligation's market value. A Fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings should be commenced with respect to the seller, realization upon the underlying obligation by the Fund might be delayed or limited. Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods.

6. CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. Such obligations include, but are not limited to, those issued or guaranteed by the Export Development Corporation, Farm Credit Corporation, Federal Business Development Bank and Canada Post Corporation. In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the Legislature of any such province and approved by the Lieutenant Governor in Council of any such province, where necessary. These securities include treasury bills, notes, bonds and debentures. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("provincial Crown agencies") pursuant to authority granted by a provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of provincial Crown agencies which are not agents of Her Majesty, which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown agency obligations described above include, but are not limited to, those issued or guaranteed by a provincial railway corporation, a provincial hydroelectric or power commission or authority, a provincial municipal financing corporation or agency and a provincial telephone commission or authority.

Any Canadian obligation acquired by the Money Market Fund will be denominated in U.S. dollars.

MONEY MARKET SECURITIES OF FOREIGN ISSUERS

Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities as described in the Prospectus.

MORTGAGE DOLLAR ROLLS

Each of the Funds (except the High Yield Bond Fund, the Money Market Fund, the Municipal Money Market Fund and the LifeStyle Funds) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may also be compensated by receipt of a commitment fee. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting liquid asset. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund's net asset value per share, each Fund may cover the transaction as described above. Dollar roll transactions for terms exceeding three months may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

MORTGAGE SECURITIES

Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a Fund receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long-term interest rates.

In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a Fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected payments will reduce, yield to maturity.

Adjustable rate mortgage securities are similar to the mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in the one-year, three-year and five-year constant maturity Treasury rates, the three-month or six-month Treasury Bill rate, the 11th District Federal Home Loan Bank Cost of Funds, the National Median

Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the mortgage securities in a Fund would likely decrease. Also, the Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

MORTGAGE BACKED SECURITIES. Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans, which is computed on the basis of the maturities of the underlying instruments. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. For pools of fixed rate 30-year mortgages, it has been common practice to assume that prepayments will result in a 12-year average life. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if any of these mortgage-backed securities are purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the Fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to the prepayment feature.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from the test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.

PRIVATELY-ISSUED MORTGAGE SECURITIES. Privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately-issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Asset-Backed Securities-- Types of Credit Support" below. A Fund will not limit its investments to asset-backed securities with credit enhancements.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche", may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate, and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying mortgages, the market prices of and yield on these tranches tend to be highly volatile.

CMOs purchased may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

STRIPS. In addition to the U.S. Government securities discussed above, certain Funds may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depositary financial institutions, which then trade the component parts independently.

STRIPPED MORTGAGE SECURITIES. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which a Fund invests. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed the illiquidity restriction on a Fund's assets.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in this Statement of Additional Information, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, the Fund believes that investing in IOs, in conjunction with the other mortgage securities described herein, will contribute to a Fund's relatively stable net asset value.

In addition to the stripped mortgage securities described above, the Strategic Income Fund may invest in similar securities such as Super POs and Leveraged IOs which are more volatile than POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Leveraged IOs and IOettes are similar in nature to those associated with IOs. The Strategic Income Fund may also invest in other similar instruments developed in the future that are deemed consistent with the investment objective, policies and restrictions of the Fund.

Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Fund.

INVERSE FLOATERS. The Strategic Income and Municipal Bond Funds may invest in inverse floaters, which are also derivative mortgage securities. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which a Fund invests (with the exception of stripped mortgage securities). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters are generally illiquid and to such extent, together with any other illiquid investments, will not exceed the illiquidity restriction on the Fund's assets.

Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates and at an accelerated rate. Such securities have the effect of providing a degree of investment leverage since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term debt obligations increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market value of fixed-rate obligations.

MUNICIPAL BONDS

Municipal Bonds are debt obligations that are typically issued by a municipality to obtain funding for public purposes, such as the construction of public facilities (e.g., airports, highways, bridges and schools). Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities also are considered municipal bonds. Municipal bonds at the time of issuance may have varying maturities. The Municipal Money Market Fund will not purchase a security which, after giving effect to any demand features, has a remaining maturity of greater than 13 months, or maintains a dollar-weighed average portfolio maturity in excess of 90 days.

The Municipal Bond Fund and the Municipal Money Market Fund may invest in investment grade municipal bonds. Investment grade municipal bonds are instruments that are rated at the time of purchase within the four highest ratings assigned by Moody's, S&P, Fitch, or determined by a Subadvisor to be of comparable quality. The four highest ratings currently assigned by Moody's to municipal bonds are "Aaa", "Aa", "A" and "Baa"; the four highest ratings assigned by S&P and Fitch to municipal bonds are "AAA", "AA", "A" and "BBB". Although municipal obligations rated in the fourth highest rating category by Moody's (i.e., "Baa3") or S&P or Fitch (i.e., "BBB-") are considered investment grade, they may be subject to greater risks than other higher rated investment grade securities. A more complete description of the ratings assigned by Moody's, S&P and Fitch is included in the Appendix herein.

MUNICIPAL COMMERCIAL PAPER

The Municipal Bond Fund and the Municipal Money Market Fund may purchase municipal commercial paper. Municipal commercial paper that may be purchased by the Funds consists of short term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, repurchase agreement or other credit facility agreement offered by banks or other institutions.

The Funds may invest in commercial paper that is rated at the time of purchase "P-2" or better by Moody's, "A-2" or better by S&P, or "F-2" or better by Fitch, or, if not rated, determined by a Subadvisor to be of comparable quality.

MUNICIPAL NOTES

Municipal notes are notes issued by local, regional and state governments to meet their short-term funding requirements. Municipal notes generally have maturities at the time of issuance of three years or less.

Funds may invest in municipal notes rated at the time of purchase ""MIG1", "MIG2" (or "VMIG-1" or "VMIG-2", in the case of variable rate demand notes), "P-2" or better by Moody's, "SP-2", "A-2" or better by S&P or "F-2" or better by Fitch, or if not rated, determined by a Subadvisor to be of comparable quality.

Municipal notes that may be purchased by the Funds include, but are not limited to the following:

TAX ANTICIPATION NOTES. Tax anticipation notes ("TANs") are sold as interim financing in anticipation of collection of taxes. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such factors as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

BOND ANTICIPATION NOTES. Bond anticipation notes ("BANs") are sold as interim financing in anticipation of a bond sale. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

REVENUE ANTICIPATION NOTES. Revenue anticipation notes ("RANs") are sold as interim financing in anticipation of receipt of other revenues. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs.

TANs, BANs and RANs are usually general obligations of the issuer.

MUNICIPAL OBLIGATIONS

Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal obligations that may be held by the Municipal Bond Fund and the Municipal Money Market Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986, is subject to the federal alternative minimum tax. The Funds will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Funds may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

The Funds' portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

In addition, the Funds may invest in municipal lease obligations ("MLOs"). MLOs are not fully backed by the municipality's credit and their interest may become taxable if the lease is assigned. If the governmental user does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the MLO and loss to the Fund. The Subadvisor may invest each Fund's net assets in MLOs and will monitor certain factors in evaluating the liquidity of such obligations. These factors include
(i) the frequency of trades and quotes for the MLO; (ii) the number of dealers willing to purchase or sell such MLO and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the MLO; (iv) the nature of the MLO and the nature of the marketplace trades (e.g., the time needed to dispose of the security and the method of soliciting offers); (v) the nature of the offering of such MLO (e.g., the size of the issue and the number of anticipated holders); (vi) the ability of the MLO to maintain its marketability throughout the time the instrument is held in the Fund; and
(vii) other factors, if any, which the Subadvisor deems relevant to determining the existence of a trading market for such MLO. The Funds also may invest in resource recovery bonds, which may be general obligations of the issuing municipality or supported by corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

The Funds currently intend to invest substantially all of their assets in obligations the interest on which is exempt from regular federal income taxes. However, in order to maintain liquidity, the Municipal Bond Fund may invest up to 20% of its assets in taxable obligations, including taxable high-quality short-term money market instruments; obligations of the U.S. Government or its agencies or instrumentalities, commercial paper of issuers rated, at the time of purchase, "A-2" or better by S&P, "P-2" or better by Moody's, or "F-2" or better by Fitch or which if unrated, in the opinion of the Subadvisor, are of comparable quality; certificates of deposit, bankers' acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

If at some future date, in the opinion of the Subadvisor, adverse conditions prevail in the market for obligations the interest on which is exempt from regular federal income taxes, the Funds may invest its assets without limit in taxable high-quality short-term money market instruments. Dividends paid by the Funds that are attributable to interest derived from taxable money market instruments will be taxable to investors.

From time to time, the Municipal Bond Fund may invest more than 25% of its assets in obligations whose interest payments are from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. As a result, the Fund may be more susceptible to a single economic, political or regulatory development than would a portfolio of securities with a greater variety of issuers. These developments include proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products.

Opinions relating to the validity of municipal obligations and to the exempting of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Trust nor the Subadvisor will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

PERFORMANCE INDEXED PAPER

The Core Bond Fund, Strategic Income Fund, U.S. Government Securities Fund and Municipal Bond Fund may invest in performance indexed paper ("PIPs"). PIPs is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

PREFERRED STOCK AND CONVERTIBLE SECURITIES

Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Convertible securities are securities (usually preferred shares or bonds) that are exchangeable for a set number of another form of securities (usually common stock) at a prestated price. The convertible feature is usually designed as a sweetener to enhance the marketability of the security.

PRE-REFUNDED BONDS

From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For the purposes of diversification, pre-refunded bonds will be treated as governmental issues.

REAL ESTATE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

The Core Bond Fund, the Strategic Income Fund, the U.S. Government Securities Fund, the International Equity Fund, the High Yield Bond Fund and the Municipal Bond Fund may invest in real estate securities and REITs. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the

Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements and reverse repurchase agreements. Repurchase agreements involve the acquisition by a Fund of debt securities subject to an agreement to resell them at an agreed-upon price. Under a repurchase agreement, at the time the Fund acquires a security, it agrees to resell it to the original seller (a financial institution or broker/dealer which meets the guidelines established by the Trustees) and must deliver the security (and/or securities that may be added to or substituted for it under the repurchase agreement) to the original seller on an agreed-upon date in the future. The repurchase price is in excess of the purchase price. The arrangement is in economic effect a loan collateralized by securities.

A Fund's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. Securities subject to repurchase agreements will be monitored by the Subadvisor and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

Under a reverse repurchase agreement, a Fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the Fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the Fund receives for the security and the amount it pays on repurchase is deemed to be payment of interest. The Fund may maintain in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund's net asset value per share, each Fund will cover the transaction as described above.

STRUCTURED NOTES

The Core Bond Fund, the International Equity Fund, the Strategic Income Fund, the U.S. Government Securities Fund, the High Yield Bond Fund and the Municipal Bond Fund may invest in structured notes. Structured notes are derivative fixed income securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, a Subadvisor will analyze these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

VARIABLE RATE DEMAND NOTES

Each Fund may invest in variable rate demand notes ("VRDNs"). VRDNs are either taxable or tax-exempt obligations which contain a floating or variable interest rate adjustment formula and which are subject to an unconditional right of demand to receive payment of the principal balance plus accrued interest either at any time or at specified intervals not exceeding one year and in either case upon no more than seven days notice. The interest rates are adjustable at intervals ranging from daily ("floating rate") to up to one year to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Municipal Bond Fund, the Municipal Money Market Fund and the Money Market Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to institution upon a specified number of days' notice, not to exceed seven days. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation and issuing the repurchase commitment.

WARRANT TRANSACTIONS AND RISKS

Each of the Funds (other than the Money Market Fund and the Municipal Money Market Fund) may purchase warrants, including warrants traded independently of the underlying securities. Such transactions entail certain risks. A warrant is a security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a
period of years or to perpetuity.   In contrast, rights, which also represent
the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener, to enhance the marketability of the accompanying fixed income securities. Warrants may be considered more speculative than certain other types of investments in that prior to their exercise they do not entitle a holder to dividends and voting rights with respect to the securities which may be purchased by the exercise thereof, nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying security. If a warrant expires unexercised, the Fund will lose the amount paid for the warrant and any transaction costs.

WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

In order to help ensure the availability of suitable securities, each of the Funds may purchase debt securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date, which may be a month or more after the date of commitment (referred to as "forward commitments"). It is expected that, under normal circumstances, a Fund purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the Fund may sell the securities before the settlement date, if such action is deemed advisable. In general, a Fund does not pay for the securities or start earning interest on them until the purchase of the obligation is scheduled to be settled, but it does, in the meantime, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a Fund may establish a segregated account consisting of cash or liquid high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a Fund's ability to meet its current obligations, to honor requests for redemption and to have its investment Fund managed properly may limit the extent to which the Fund may purchase when-issued or forward delivery securities. Except as may be imposed by these factors, there is no limit on the percentage of a Fund's total assets that may be committed to such transactions.

ZERO COUPON SECURITIES AND PAY-IN-KIND BONDS

Each Fund may invest in zero coupon securities and pay-in-kind bonds which involve special risk considerations. Zero coupon securities are debt securities that do not provide for the payment of cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. The Funds also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of additional debt or equity securities.

Zero coupon securities and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates.

Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, such securities are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the investment restriction under "Investment Restrictions" below.

Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

A discussion of Hedging and Other Strategic Transactions follows. With the exception of the International Equity Fund,which may use certain Strategic Transactions for both hedging and non-hedging purposes, these strategies will be used for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the Fund. No Fund which is authorized to use any of these investment strategies will be obligated, however, to pursue any of such strategies and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options may require segregation of Fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.
Thus, the Subadvisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadvisor. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

If and to the extent authorized to do so, a Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered," that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A Fund will not sell put options if, as a result, the Fund would be required to segregate more than 50% of its assets to cover its potential obligations under put options other than those with respect to futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

If and to the extent authorized to do so, a Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management). Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

All of the Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. A Fund will use futures contracts and related options, to the extent otherwise permitted, primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

The value of all futures contracts sold by a Fund (adjusted for the historical volatility relationship between such Fund and the contracts) will not exceed the total market value of the Fund's securities.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

If and to the extent authorized to do so, a Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

If and to the extent authorized to do so, a Fund may engage in currency transactions with Counterparties to hedge, and with respect to the International Equity Fund for non-hedging purposes as well, the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars". A Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Subadvisor.

A Fund's (except for the International Equity Fund) dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. See discussion herein for the International Equity Fund. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors."

COMBINED TRANSACTIONS

If and to the extent authorized to do so, a Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Other Strategic Transaction, as part of a single or combined strategy when, in the judgment of the Subadvisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Subadvisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

INTERNATIONAL EQUITY FUND'S STRATEGIC TRANSACTIONS

The International Equity Fund may use certain Strategic Transactions and instruments for both hedging and non-hedging purposes. Circumstances under which such techniques might be used to further the Fund's investment objective include, but are not limited to the following: gaining exposure to a market in response to changes in the Fund's investment strategy, upon the inflow of investable cash; when the instrument provides greater liquidity than the underlying market; when the Fund is restricted from directly owning a security or currency; or when these strategies and instruments provide a pricing advantage or lower transaction costs. The Fund also may purchase combinations of instruments in order to gain exposure to an investment instead of actually purchasing such investment. For example, the Fund may purchase and sell forward foreign currency exchange contracts in combination with other transactions (such as the purchase and sale of stock and stock index futures contracts). The Fund will not use derivatives in a manner that creates leverage.

SWAPS, CAPS, FLOORS AND COLLARS

A Fund may be authorized to enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

A Fund will usually enter into interest rate swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the 1940 Act, and, thus, will not be treated as being subject to the Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Subadvisor. If a Counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

The liquidity of swap agreements will be determined by a Subadvisor based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within each Fund's restriction on investments in securities that are not readily marketable.

Each Fund may maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it may segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it may segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Subadvisor's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the derivative instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Currency transactions involve some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the underlying currency fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

Use of many Hedging and Other Strategic Transactions by a Fund may require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets will be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions and fund internal policy, an amount of cash or other liquid assets equal to the current amount of the obligation may be segregated with the custodian or sub-custodian. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, may require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund may require the Fund to segregate liquid assets equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency may generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to a Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although a Fund will not be required to do so. As a result, when a Fund sells these instruments it may segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund may segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin, and may segregate assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid high grade debt or equity securities or other assets acceptable to the Subadvisor. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and may segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars may require segregation of assets with a value equal to a Fund's net obligation, if any.

Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.
Moreover, instead of segregating assets if it holds a futures contracts or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

SHORT POSITIONS IN OPTIONS AND FUTURES CONTRACTS

No Fund will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options plus or minus the unrealized gain or loss on those open positions, adjusted for the historical volatility relationship between that portion of the Fund and the contracts (e.g., the Beta volatility factor). For purposes of the limitation stated in the immediately preceding sentence, to the extent the Fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the Fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

                            INVESTMENT RESTRICTIONS

Fundamental restrictions may only be changed by the affirmative vote of a majority of the outstanding voting securities of a Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares of a Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Non-fundamental restrictions are subject to change by the Trustees of a Fund without shareholder approval.

The Trust may not issue senior securities, except to the extent that the borrowing of money in accordance with the restrictions noted below may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in Hedging and Other Strategic Transactions will not be deemed to constitute the issuance of a senior security). The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase; however, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund's total assets for compliance with any of the investment restrictions will not include cash collateral held in connection with securities lending activities except for purposes of calculating total assets for compliance with each Fund's limitation on securities lending.

INVESTMENT RESTRICTIONS FOR THE SMALL CAP GROWTH FUND, THE INTERNATIONAL SMALL CAP FUND, THE MID CAP GROWTH FUND, THE GLOBAL EQUITY FUND, THE LARGE CAP GROWTH FUND, THE INTERNATIONAL EQUITY FUND, THE GROWTH & INCOME FUND, THE BALANCED FUND, THE STRATEGIC INCOME FUND, THE CORE BOND FUND, THE MUNICIPAL BOND FUND, THE U.S. GOVERNMENT SECURITIES FUND, AND THE MONEY MARKET FUND ARE LISTED BELOW.

FUNDAMENTAL RESTRICTIONS

As a matter of FUNDAMENTAL POLICY, EACH FUND MAY NOT:

(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U.S. Government securities and, with respect to the Money Market Fund, obligations of domestic branches of U.S. banks and with respect to the Municipal Bond Fund, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by any state, territory or any possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations. For purposes of this restriction (except with regard to the Small Cap Growth Fund), supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a Fund.

(2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (excluding U.S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the Fund. This restriction does not apply to the Small Cap Growth Fund as a non-diversified portfolio.

(3) Borrow money except that each Fund may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the Fund's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Fund may be considered an underwriter under the Securities Act of 1933 in selling portfolio securities.

(5) Purchase or sell real estate, except that each Fund may invest in securities issued by companies which invest in real estate or interests therein and each of the Funds other than the Money Market Fund may invest in mortgages and mortgage-backed securities.

(6) Purchase or sell commodities or commodity contracts except that each Fund other than the Core Bond and Money Market Funds may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts. The Small Cap Growth, Balanced, Mid Cap Growth, International Small Cap, Large Cap Growth, Global Equity, Strategic Income and International Equity Funds may purchase and sell futures contracts on foreign currencies and options on such futures contracts. The U.S. Government Securities Fund has elected for the present to not engage in the purchase or sale of commodities or commodity contracts to the extent permitted by this restriction, but it reserves the right to engage in such transactions at a future time.

(7) Lend money to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements.
For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33% of the value of its total non-cash assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

In addition to the above policies, the Money Market Fund is subject to certain restrictions required by Rule 2a-7 under the 1940 Act.

For the purposes of the investment limitations applicable to the Municipal Bond Fund, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and treated as an issue of such government or entity.

INVESTMENT RESTRICTIONS FOR THE MID CAP VALUE FUND, THE STOCK INDEX FUND, THE SMALL CAP INDEX FUND, THE SOCIALLY RESPONSIBLE FUND, THE HIGH YIELD BOND FUND, THE AGGRESSIVE GROWTH LIFESTYLE FUND, THE MODERATE GROWTH LIFESTYLE FUND, THE CONSERVATIVE GROWTH LIFESTYLE FUND, THE MUNICIPAL MONEY MARKET FUND, THE SCIENCE & TECHNOLOGY FUND AND THE JOSEPHTHAL STRATEGIC GROWTH FUND ARE LISTED BELOW.

AS A MATTER OF FUNDAMENTAL POLICY, THE MID CAP VALUE FUND MAY NOT:

(1) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements and employ similar investment techniques, and pledge its assets in connection therewith, for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

(2) Purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind. For purposes of the limitations on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

(3) With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

(4) Purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. This limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(5) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations,
(i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

(6) Purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

(7) Issue senior securities, except as permitted under the 1940 Act.

(8) Underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the 1933 Act.

AS A MATTER OF FUNDAMENTAL POLICY, THE STOCK INDEX FUND MAY NOT:

(1) Borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 33 1/3% of the value of the Fund's total assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. If borrowings exceed 5% of the Fund's total assets the Fund will not purchase additional securities.

(2) Underwrite securities issued by other persons except insofar as the Trust (or the Fund) may technically be deemed an underwriter under the Securities Act of 1933 ("1933 Act") in selling a portfolio security.

(3) Make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

(4) Purchase or sell in the ordinary course of business (a) real estate (including limited partnership interests but excluding securities secured by real estate or interests therein); (b) interests in oil, gas or mineral leases; or (c) commodities or commodity contracts except futures and option contracts except that the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities.

(5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its total assets may be invested in any one industry. This limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

(6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

AS A MATTER OF FUNDAMENTAL POLICY, THE SMALL CAP INDEX FUND MAY NOT:

(1) Borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 33 1/3% of the value of the Fund's total assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 33 1/3% of total assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. If borrowings exceed 5% of the Fund's total assets, the Fund will not purchase additional securities.

(2) Underwrite securities issued by other persons except insofar as the Trust (or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.

(3) Make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

(4) Purchase or sell in the ordinary course of business (a) real estate (including limited partnership interests but excluding securities secured by real estate or interests therein); (b) interests in oil, gas or mineral leases; or (c) commodities or commodity contracts except futures and option contracts except that the Trust may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities. This limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

(5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

(6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

AS A MATTER OF FUNDAMENTAL POLICY, THE SOCIALLY RESPONSIBLE FUND MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. As a matter of operating policy, the Trust will not consider repurchase agreements subject to the 5% limitation if the collateral underlying the repurchase agreements are U.S. Government securities.

(2) (a) Issue senior securities except in connection with investments in options and futures contracts; or (b) borrow money, enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, except to the extent permitted by applicable law, and provided that the Fund will not purchase additional securities if borrowings exceed 5% of total assets.

(3) Acquire real estate or real estate contracts, although the Fund may acquire obligations that are secured by real estate or securities issued by companies investing in real estate, such as real estate investment trusts.

(4) Underwrite securities of other issuers except where the sale of restricted portfolio securities constitutes an underwriting under the federal securities laws.

(5) Lend money, except by purchasing debt obligations in which a Fund may invest consistent with its investment objective(s) and policies or by purchasing securities subject to repurchase agreements.

(6) Purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(7) Lend its portfolio securities to broker-dealers and other financial institutions in an amount in excess of 33 1/3% of the value of the Fund's total assets.

(8) Enter into financial futures contracts (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

(9) Invest more than 25% of the value of its total assets in the securities of issuers primarily engaged in any one industry (excluding the U.S. Government or any of its agencies or instrumentalities), provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

A MATTER OF FUNDAMENTAL POLICY, THE HIGH YIELD BOND FUND MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer; except that a Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities or securities issued by state or municipal governments and their political subdivisions. As a matter of operating policy, the Trust will not consider repurchase agreements subject to the 5% limitation if the collateral underlying the repurchase agreements are U.S. Government securities.

(2) (a) Issue senior securities except in connection with investments in options and futures contracts; or (b) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, unless immediately after each borrowing there is asset coverage of 300%.

(3) Acquire real estate or real estate contracts, although a Fund may acquire obligations that are secured by real estate or securities issued by companies investing in real estate, such as real estate investment trusts.

(4) Underwrite securities of other issuers except where the sale of restricted portfolio securities constitutes an underwriting under the federal securities laws.

(5) Lend money, except by purchasing debt obligations in which a Fund may invest consistent with its investment objective(s) and policies or by purchasing securities subject to repurchase agreements.

(6) Purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(7) Lend its portfolio securities to broker-dealers and other financial institutions in an amount in excess of 33 1/3% of the value of a Fund's total assets.

(8) Invest more than 25% of its total assets in issuers primarily engaged in a single industry (excluding the U.S. Government or any of its agencies or instrumentalities), provided, however, that this limitation excludes shares of other open-end investment companies owned by a Fund but includes a Fund's pro rata portion of the securities and other assets owned by any such company.

AS A MATTER OF FUNDAMENTAL POLICY, THE AGGRESSIVE GROWTH LIFESTYLE FUND, THE CONSERVATIVE GROWTH LIFESTYLE FUND AND THE MODERATE GROWTH LIFESTYLE FUND MAY
NOT:

(1) Issue senior securities.

(2) Borrow money, except to the extent permitted by applicable law, and provided that the Fund may not purchase additional securities if borrowings exceed 5% of total assets.

(3) Underwrite the securities of other issuers.

(4) Purchase real estate or real estate mortgage loans, although the underlying mutual funds in which a Fund will invest may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

(5) Purchase or sell commodities or commodity contracts.

(6) Make loans except by purchasing bonds, debentures or similar obligations which are either publicly distributed or customarily purchased by institutional investors.

(7) Invest more than 25% of its assets in any one industry, other than Funds that are part of the Trust.

AS A MATTER OF FUNDAMENTAL POLICY, THE MUNICIPAL MONEY MARKET FUND MAY NOT:

(1) Purchase the securities of any issuer (except the U.S. Government, its agencies or instrumentalities, or securities which are backed by the full faith and credit of the U.S. or securities issued by state or municipal governments and their political subdivisions) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of any class of any issuer would be held by the Fund. The Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

(2) Borrow money, except from a bank for temporary or emergency purposes and not for investment purposes, and then in an amount not exceeding 10% of the value of the Fund's total assets at the time of borrowing. (No new investments will be made by the Fund while any outstanding borrowings exceed 5% of its total assets.) Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component.

(3) Underwrite any issue of securities, except to the extent that the purchase of municipal obligations in accordance with the Fund's investment objectives, policies, and restrictions, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting.

(4) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal fixed income securities secured by real estate or interests therein.

(5) Purchase or sell commodities or commodity contracts or invest in oil, gas or other mineral exploration or development programs.

(6) Make loans, except (i) by the purchase of a portion of an issue of debt securities in accordance with its investment objectives, policies, and restrictions, (ii) by engaging in repurchase transactions, and (iii) by making loans of portfolio securities not in excess of 10% of the value of the Fund's total assets.

(7) Write, purchase or sell puts, calls, or combinations thereof, except that it may obtain rights to resell municipal bonds and notes.

(8) Purchase securities (other than municipal bonds, notes and other fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 25% of total Fund assets would be invested in any one industry.

For the purposes of the investment limitations applicable to the Municipal Money Market Fund, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and treated as an issue of such government or entity.

AS A MATTER OF FUNDAMENTAL POLICY, THE SCIENCE & TECHNOLOGY FUND MAY NOT:

(1) Make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

(2) Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities), provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

(3) Issue senior securities or borrow money, except from banks or other persons for non-leveraging, temporary or emergency purposes, and then only in an amount up to 33 1/3% of the value of its total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Fund may pledge, mortgage or hypothecate its assets.

(4) Make loans, although the Fund may lend portfolio securities, purchase of money market instruments and repurchase agreements or bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly distributed or privately placed debt obligations and purchase debt in accordance with the Fund's investment objective, policies and restrictions, shall not constitute the making of a loan.

(5) Underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with its investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.

(6) Invest directly in commodities or real estate, unless acquired as a result of ownership of securities or other instruments, or as permitted by law. However, the Fund may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

T. Rowe Price Associates, Inc. ("T. Rowe") manages the assets of the Science & Technology Fund. T. Rowe offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe family of mutual funds and other T. Rowe clients. Currently, two such money market funds are in operation - Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRF"), each a series of the Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

As a non-fundamental operating policy, the Science & Technology Fund may invest up to 25% of its total assets in either the RIF or GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S. Treasuries, and repurchase agreements thereon. The RIF and GRF do not pay an advisory fee to the investment manager at T. Rowe, but will incur other expenses. However, RIF and GRF are expected by T. Rowe to operate at very low expense ratios. The Fund will only invest in RIF or GRF to the extent it is consistent with its objective and program. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

AS A MATTER OF FUNDAMENTAL POLICY, THE JOSEPHTHAL STRATEGIC GROWTH FUND MAY NOT:

(1) With respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities); except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

(2) With respect to 75% of its total assets, purchase more than 10% of any class of the outstanding voting securities of any issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

(3) Invest more than 25% of its total assets in companies within a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. There are no limitations on investments made in instruments issued or guaranteed by the U.S. Government and its agencies.

(4) Make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the rules and regulations or interpretations of the SEC.

(5) Borrow, except (i) from banks; (ii) to enter into reverse repurchase agreements or to employ similar investment techniques, and pledge its assets in connection therewith; and (iii) as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Fund's total assets valued at the lower of market or cost. If borrowings exceed 5% of the Fund's total assets, the Fund will not purchase additional securities.

(6) Invest in physical commodities or contracts on physical commodities.

(7) Purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

(8) Underwrite the securities of other issuers.

(9) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

NON-FUNDAMENTAL RESTRICTIONS

The following restrictions apply to each Fund unless noted otherwise:

1. Control of Companies. The Fund may not invest in companies for the purpose of exercising management control or influence, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or

     (iii) an exemption or similar relief from the provisions of the 1940 Act. (See Operating Policies 3,4 and 5 below for additional information on investment company security investment restrictions.)

2. Illiquid Securities. The Fund (other than the LifeStyle Funds) may not invest more than 15% (10% for the Money Market Fund and the Municipal Money Market Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. The LifeStyle Funds may not invest in illiquid securities. This restriction on illiquid securities is applicable at all times.

3. Foreign Securities. To the extent consistent with their respective investment objectives, each of the Funds as noted in the Limitation List below may invest in foreign securities. ADRs and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund other than the Balanced Fund and the Mid Cap Growth Fund. With respect to the Balanced Fund and the Mid Cap Growth Fund, ADRs, U.S. dollar-denominated securities of foreign issuers and Canadian securities are excluded from such percentage limitations.

      100%                                20%
      Global Equity Fund                  Growth & Income Fund
      International Small Cap Fund        Money Market Fund (payable in U.S. $)
      International Equity Fund           Socially Responsible Fund
                                          Stock Index Fund

      50%
      Strategic Income Fund               10%

                                          Mid Cap Value Fund

      35%                                 Small Cap Growth Fund
      Core Bond Fund
      High Yield Bond Fund                0%

                                          LifeStyle Funds*
      30%                                 Municipal Bond Fund
      Large Cap Growth Fund               Municipal Money Market Fund
      Science & Technology Fund           U.S. Government Securities

      25%
      Balanced Fund                       *Each Fund invests indirectly in
      Josephthal Strategic Growth Fund    equity Securities of international
      Mid Cap Growth Fund                 companies.
      Small Cap Index Fund

4. Margin. The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

5. Short Sales. Each of the Funds other than the Josephthal Fund, the LifeStyle Funds, the Money Market Fund and the Municipal Money Market Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or has the right to acquire through the conversion of exchange of other securities it owns, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. With respect to the Josephthal Fund, the Fund may short securities such that the dollar amount of such sale at any one time does not exceed 25% of the net equity of the Fund, and the value of securities of any one issuer in which the Fund is short exceeds the lesser of 2% of `the securities of any class of any U.S. issuer and, provided that short sales may be made only in those securities which are listed on a national securities exchange or a foreign exchange.

6. Diversification. The Stock Index Fund and the Small Cap Index Fund may not, with respect to 75% of its total assets of either Fund, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer, except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940

     Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. The Small Cap Growth Fund and the LifeStyle Funds are "non-diversified" funds. (See Operating Policies 3, 4 and 5 below for additional information on investment company security investment restrictions.)

7. Investment Companies. The Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies 3, 4 and 5 below for additional information on investment company security investment restrictions.)

                               OPERATING POLICIES

1. Asset-Backed Securities. A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.

2. Hybrid Instruments. Unless otherwise permitted by the 1940 Act, no Fund will invest more than 10% of its assets in Hybrid Instruments.

3. Single Investment Companies. Unless otherwise permitted by the 1940 Act, no Fund other than the Science & Technology Fund may invest more than 5% of total assets in a single investment company.

4. Total Investment Company Investment. Unless otherwise permitted by the 1940 Act, no Fund other than the Science & Technology Fund may invest more than 10% of total assets in investment company securities.

5. Single Investment Company Voting Securities. Unless otherwise permitted by the 1940 Act, no Fund other than the Science & Technology Fund may invest more than 3% of total assets in the voting securities of a single investment company.

6. Certificates of Deposit and Bankers Acceptances. The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation. A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

7. Municipal Commercial Paper. The Municipal Bond Fund and the Municipal Money Market Fund may invest in commercial paper that is rated at the time of purchase "P-2" or better by Moody's Investors Service ("Moody's"), "A-2" or better by Standard & Poor's Corporation ("S&P"), or "F-2" or better by Fitch, or, if not rated, determined by a Subadvisor to be of comparable quality.

8. Municipal Notes. The Municipal Bond Fund and the Municipal Money Market Fund may invest in commercial paper that is rated at the time of purchase "P-2" or better by Moody's, "A-2" or better by S&P, or "F-2" or better by Fitch, or, if not rated, determined by a Subadvisor to be of comparable quality.

9. Taxable Municipal Obligations. In order to maintain liquidity, the Municipal Bond Fund may invest up to 20% of its assets in taxable obligations.

10. Revenue Project Bonds. From time to time, the Municipal Bond Fund may invest more than 25% of its assets in obligations whose interest payments are from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location.

11. Put Options. A Fund will not sell put options if, as a result, the Fund would be required to segregate more than 50% of its assets to cover its potential obligations under put options other than those with respect to futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

12. Futures Contracts - Initial Margin Deposits. To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

                         TEMPORARY DEFENSIVE POSITIONS

The Funds may invest in the types of investments indicated below during periods when the Funds are assuming a temporary defensive position.

Fund                                                                            Investments
----                                                                            -----------
Small Cap Growth Fund                  Investment grade debt obligations, domestic and foreign money market obligations, including repurchase agreements, and short-term money market obligations.

International Small Cap Fund           Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depositary institutions, U.S. branches of foreign depositary institutions, and foreign depositary institutions.

Mid Cap Growth Fund                    Equity securities of companies that, at the time of purchase, have total market capitalization of $5 billion or greater and in excess of that amount, money market instruments, bank and thrift obligations, obligations issued or guaranteed by the U.S.
                                       Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, variable rate master demand notes and repurchase agreements.

Global Equity Fund                     Cash or short-term and medium-term debt obligations consisting of (i) obligations of U.S. or foreign governments, their respective agencies or instrumentalities, (ii) money market instruments, and (iii) instruments denominated in any currency issued by international development agencies.

Large Cap Growth Fund                  Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depositary institutions, U.S. branches of foreign depositary institutions, and foreign depositary institutions.

International Equity Fund              Money market instruments, obligations of the U.S. Government and its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and repurchase agreements.

Growth and Income Fund                 All securities authorized for purchase by the Core Bond Fund and Money Market Fund.
Balanced Fund                          U.S. Government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S.
                                       depositary institutions, U.S. branches of foreign depositary institutions, and foreign depositary institutions, in cash, or in other cash equivalents.

Strategic Income Fund                  High Quality Bonds.

Core Bond Fund                         Securities authorized for purchase by the Money Market Fund.

Municipal Bond Fund                    Taxable high-quality short-term money market instruments.

U.S. Government Securities Fund        Money Market Securities.

Money Market Fund                      N/A

Mid Cap Value Fund                     Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depositary institutions, U.S. branches of foreign depositary institutions, and foreign depositary institutions.

Stock Index Fund                       Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depositary institutions, U.S. branches of foreign depositary institutions, and foreign depositary institutions.

Small Cap Index Fund                   Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depositary institutions, U.S. branches of foreign depositary institutions, and foreign depositary institutions.

Socially Responsible Fund              Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depositary institutions, U.S. branches of foreign depositary institutions, and foreign depositary institutions.

High Yield Bond Fund                   Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depositary institutions, U.S. branches of foreign depositary institutions, and foreign depositary institutions.

Aggressive Growth LifeStyle Fund       Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depositary institutions, U.S. branches of foreign depositary institutions, and foreign depositary institutions.

Moderate Growth LifeStyle Fund         Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depositary institutions, U.S. branches of foreign depositary institutions, and foreign depositary institutions.

Conservative Growth LifeStyle Fund     Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depositary institutions, U.S. branches of foreign depositary institutions, and foreign depositary institutions.

Municipal Money Market Fund            Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depositary institutions, U.S. branches of foreign depositary institutions, and foreign depositary institutions.

Science & Technology Fund              Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depositary institutions, U.S. branches of foreign depositary institutions, and foreign depositary institutions.

Josephthal Strategic Growth Fund       Cash, cash equivalents, investment grade debt securities, repurchase agreements, U.S.
                                       government obligations, commercial paper and bank obligations.

Consistent with each Fund's investment objective and policies, the Subadvisor of the Fund may make changes in the portfolio consistent with the Fund's policies whenever it believes doing so is in the best interest of the Fund.

                            MANAGEMENT OF THE TRUST

The Trustees are responsible for generally overseeing the conduct of the Trust's business.

The Trustees and officers of the Fund, together with information as to their principal occupations during the past five years, are listed below:

Name,                                                                             Principal Occupation
Address and Age                            Position with the Fund                During Past Five Years
----------------                           -----------------------               ----------------------
Alice T. Kane*                        Chairman of the Board, Trustee     Chairman and Chief Executive Officer,
286 Congress Street                   & President                        American General Asset Management
Boston, MA  02210                                                        Corp. ("AGAM"), Executive Vice
Date of Birth:  01/16/48                                                 President, American General Fund Group
                                                                         (October, 2000-Present).  Executive
                                                                         Vice President, American General
                                                                         Annuity Insurance Company and The
                                                                         Variable Annuity Life Insurance
                                                                         Company ("VALIC") (October
                                                                         2000-Present).  Formerly, Executive
                                                                         Vice President, American General
                                                                         Investment Management, L.P.
                                                                         (1998-1999); Executive Vice President
                                                                         (1994-1998) and General Counsel
                                                                         (1986-1995) New York Life Insurance
                                                                         Company; Chair, MainStay Mutual Funds
                                                                         (1994-1998).  President and Director
                                                                         or Trustee of other investment
                                                                         companies advised by "AGAM and VALIC".
                                                                         (1)(2)

Dr. Judith L. Craven                  Trustee                            Retired Administrator.  Formerly,
286 Congress Street                                                      President, United Way of the Texas
Boston, MA  02210                                                        Gulf Coast (1992-1998), Director,
Date of Birth:  10/06/45                                                 Houston Branch, Federal Reserve Bank
                                                                         of Dallas (1992-1999), Compaq Computer
                                                                         Corporation (1998-Present), Luby's
                                                                         Inc. (1998-Present), A.H. Belo
                                                                         Corporation (journalism, TV and radio)
                                                                         (1993-Present), SYSCO Corporation
                                                                         (marketing and distribution of food)
                                                                         (1996-Present), Board Member, Sisters
                                                                         of Charity of the Incarnate Word
                                                                         (1996-1999). (1)(2)

William F. Devin                      Trustee                            Member of the Board of Governors of
286 Congress Street                                                      the Boston Stock Exchange.  Retired
Boston, MA  02210                                                        Executive Vice President of Fidelity
Date of Birth:  12/30/38                                                 Capital Markets, a division of
                                                                         National Financial Services
                                                                         Corporation in Boston. (2)

Dr. Timothy J. Ebner                  Trustee                            Professor and Department Head,
286 Congress Street                                                      Department of Neuroscience and
Boston, MA  02210                                                        Visscher Chair of Physiology
Date of Birth:  07/15/49                                                 (1998-Present), Director, Graduate
                                                                         Program in Neuroscience, University of
                                                                         Minnesota (1991-1999).  Formerly,
                                                                         Consultant to EMPI, Inc. (1994-1995)
                                                                         and Medtronic Inc. (manufacturers of
                                                                         medical products) (1997-1998). (1)(2)

Judge Gustavo E. Gonzales, Jr.        Trustee                            Municipal Court Judge, Dallas, Texas
286 Congress Street                                                      (1995-Present); Director, Downtown
Boston, MA  02210                                                        Dallas YMCA Board (1996-Present);
Date of Birth:  07/27/40                                                 Director, Dallas Easter Seals Society
                                                                         (1997-Present). Formerly, private
                                                                         attorney (litigation) (1981-1995).
                                                                         (1)(2)

Kenneth J. Lavery                     Trustee                            Vice President of Massachusetts
286 Congress Street                                                      Capital Resource Company. (2)
Boston, MA  02210
Date of Birth:  12/30/49

Ben H. Love                           Trustee                            Retired.  Formerly, Director,
286 Congress Street                                                      Mid-American (waste products)
Boston, MA  02210                                                        (1993-1997), and Chief Executive, Boy
Date of Birth:  09/26/30                                                 Scouts of America (1985-1993). (1)(2)

Dr. John E. Maupin, Jr.               Trustee                            President and Chief Executive Officer,
286 Congress Street                                                      Meharry Medical College, Nashville,
Boston, MA  02210                                                        Tennessee (1994-Present); Nashville
Date of Birth:  10/28/46                                                 Advisory Board Member, First American
                                                                         National Bank (1996-Present);
                                                                         Director, Monarch Dental Corporation
                                                                         (1997-Present), LifePoint Hospitals,
                                                                         Inc. (1998-Present). (1)(2)

Joseph T. Grause, Jr.*                Trustee and                        President, American General Asset
286 Congress Street                   Vice President                     Management Corp. ("AGAM") (March,
Boston, MA  02210                                                        2000-Present).  Formerly, Executive
Date of Birth:  05/28/52                                                 Vice President of Cypress Holding
                                                                         Company, Inc. (November, 1995 to
                                                                         March, 2000); and Senior Vice
                                                                         President of Sales and Marketing, The
                                                                         Shareholder Services Group, a
                                                                         subsidiary of First Data Corporation
                                                                         (May, 1993 to November, 1995). (2)

John I. Fitzgerald                    Secretary and                      Counsel, AGAM (April, 1997-Present);
286 Congress Street                   Vice President                     Counsel, American General Funds
Boston, MA  02210                                                        Distributors, Inc. ("AGFD") (April,
Date of Birth:  03/23/48                                                 1997-Present); Prior to April, 1997,
                                                                         Executive Vice President--Legal
                                                                         Affairs and Government Relations at
                                                                         the Boston Stock Exchange (June 1993
                                                                         to March, 1997).

Thomas J. Brown                       Treasurer and                      Chief Financial Officer and Chief
286 Congress Street                   Vice President                     Administrative Officer, AGAM (March,
Boston, MA  02210                                                        2000-Present).  Formerly, Principal of
Date of Birth:  12/24/45                                                 Cypress Holding Company, Inc. (July,
                                                                         1997 to March, 2000); consultant to
                                                                         financial services industry (October,
                                                                         1995 to June 1997); and Executive Vice
                                                                         President, Boston Company Advisors
                                                                         (August, 1994 to October, 1995).

John N. Packs                         Vice President                     Director of Research, AGAM (March
286 Congress Street                                                      2000-Present).  Formerly, Vice
Boston, MA  02210                                                        President, Cypress Holding Company
Date of Birth:  12/09/55                                                 (November 1995-March 2000).

*Trustee who is an "interested person", as defined in the 1940 Act.

(1) A Director or Trustee of North American Funds Variable Product Series I, North American Funds Variable Product Series II and USLIFE Income Fund, Inc., each a registered investment company for which an American General Corporation affiliate serves as investment adviser.

(2) A Director or Trustee of North American Senior Floating Rate Fund, Inc. and CypressTree Senior Floating Rate Fund, Inc., each a registered closed-end investment company for which AGAM serves as investment adviser.

COMPENSATION OF TRUSTEES

The Trust does not pay any remuneration to its Trustees who are officers or employees of AGAM, the investment adviser (the "Adviser") or its affiliates. Trustees not so affiliated receive a quarterly retainer of $900, a fee of $900 for each meeting of the Trustees that they attend in person and a fee of $500 for each such meeting conducted by telephone. Trustees are reimbursed for travel and other out-of-pocket expenses. For the fiscal year ended October 31, 2000, no pension or retirement benefits were paid to Trustees. Effective January 23, 2001, the Trust adopted a Deferred Compensation Agreement and Retirement Plan. The officers listed above are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Fund.

TRUSTEE COMPENSATION TABLE

The following table sets forth information regarding compensation received by those Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust for the fiscal year ended October 31, 2000:

                              COMPENSATION TABLE

           (1)                         (2)                        (3)
Name of Person, Position     Aggregate Compensation    Total Compensation From
                                 From the Trust       the Trust and Fund Complex
                                                       Paid to the Trustees/1/
--------------------------------------------------------------------------------
William F. Devin                       $7,800                    $20,850
Trustee
Kenneth J. Lavery                      $7,800                    $20,850
Trustee
Alice T. Kane/2/                          N/A                        N/A
Trustee
Dr. Judith L. Craven/2/                $4,050                    $59,100
Trustee
Dr. Timothy J. Ebner/2/                $4,050                    $59,100
Trustee
Judge Gustavo E. Gonzalez/2/           $4,050                    $55,600
Trustee
Ben H. Love/2/                         $4,050                    $60,350
Trustee
Dr. John E. Maupin/2/                  $4,050                    $56,600
Trustee
Joseph T. Grause, Jr./2/                  N/A                        N/A
Trustee
William Achtmeyer/3/                   $3,750                    $11,250
Trustee
Don B Allen/3/                         $9,375                    $ 9,375

/1/ The amounts listed in column (3) include total compensation paid to the Trustees for their services as Trustees of the Trust and as Directors/Trustees of certain of the investment companies managed by AGAM or an affiliate of AGAM. /2/ Elected Trustee on June 1, 2000.
/3/  Resigned as Trustee effective June 1, 2000.

No front-end sales charge or CDSC is applicable to any sale of Class A shares to a Trustee or officer of the Trust, or to the immediate families (i.e., the spouse, children, mother or father) of such persons.

The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

CODES OF ETHICS

The Trust, AGAM and "AGFD", the Funds' distributor and principal underwriter, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds, subject to some restrictions.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2001, the following persons owned, of record or beneficially, five percent or more of the outstanding securities of the indicated Fund classes:

FUND                                          SHAREHOLDER                                               % OF FUND HELD
----                                          -----------                                               --------------
Municipal Bond Fund                           VALIC                                                         28.45%
     Class A Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              J. Stuart Wilson TR                                            6.03%
                                              Shirley Jo Dickens-Wilson TR
                                              U/A DTD 04/21/99
                                              FBO Fleta W. Coe Trust
                                              5111 Mimosa Lane
                                              Richmond, TX 77469-7612
Municipal Bond Fund                           VALIC                                                         31.32%
     Class B Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              Bear Stearns Securities Corporation                           21.56%
                                              FBO 044-51064-13
                                              1 Metrotech Center North
                                              Brooklyn, NY 11201-3870
Municipal Bond Fund                           Claire Koh                                                    17.19%
     Class C Shares                           963C Heritage Hills Drive
                                              Somers, NY 10589-1913
                                              Donaldson Lufkin Jenrette Securities Corporation, Inc.        23.73%
                                              PO Box 2052
                                              Jersey City, NJ 07303-2052
                                              Donaldson Lufkin Jenrette Securities Corporation, Inc.        23.73%
                                              PO Box 2052
                                              Jersey City, NJ 07303-2052

FUND                                          SHAREHOLDER                                               % OF FUND HELD
----                                          -----------                                               --------------
                                              NFSC FBO #AFS-045284                                           6.11%
                                              Scott B. Huchinson
                                              Christine A. Huchinson
                                              12843 Westledge Lane
                                              St. Louis, MO 63131-2237
U.S. Government Securities Fund               PaineWebber For the Benefit of                                 6.10%
     Class A Shares                           First Federal Savings Bank
                                              Attn:  Walter Manijak
                                              633 LaSalle Street
                                              Ottawa, IL 61350-2931
U.S. Government Securities Fund               State Street Bank & Trust Company                              6.51%
     Class C Shares                           Cust for the Rollover IRA of
                                              Carole A. Eisenstein
                                              122 Totowa Road
                                              Totowa, NJ 07512-2709
                                              Paget Partners, L.P.                                           6.26%
                                              PO Box 5430
                                              Incline VLG, NV 89450-5430
Core Bond Fund                                VALIC                                                          6.03%
     Class A Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
Core Bond Fund                                State Street Bank & Trust Company                              5.94%
     Class B Shares                           Cust for the IRA R/O
                                              Beverly Huckabay
                                              1910 Sherwood Drive
                                              CPE Girardeau, MO 63701-2540
Core Bond Fund                                State Street Bank & Trust Co.                                 13.94%
     Class C Shares                           FBO Shirley Einhorn R/O IRA
                                              10662 SW 79 Terr
                                              Miami, FL 33173-2912
Core Bond Fund                                Aggressive Growth LifeStyle Fund                              10.89%
     Institutional I Shares                   C/O VALIC
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              Moderate Growth LifeStyle Fund                                32.61%
                                              C/O VALIC
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              Conservative Growth LifeStyle Fund                            45.05%
                                              C/O VALIC
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142

FUND                                          SHAREHOLDER                                               % OF FUND HELD
----                                          -----------                                               --------------
Core Bond Fund                                American General                                              100.00%
     Institutional II Shares                  Attn:  Beth Dobbs Plan Admin
                                              2929 Allen Parkway A38-04
                                              Houston, TX  77019-7100
Global Equity Fund                            North American Life Assurance Co.                              24.05%
     Class A Shares                           C/O Elliott & Page, Brett Hyrb
                                              393 University Ave., Suite 2100
                                              Toronto, Ontario
                                              Canada MSG 1E6
International Small Cap Fund                  Wexford Clearing Services Corp. FBO                             6.17%
     Class B Shares                           Robert M. Freeman
                                              14 Kanawha Road
                                              Richmond, VA 23226-3308
Large Cap Growth Fund                         VALIC                                                           8.13%
     Class A Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
Large Cap Growth Fund                         VALIC                                                           8.59%
     Institutional I Shares                   Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              Aggressive Growth LifeStyle Fund                               26.20%
                                              C/O VALIC
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              Moderate Growth LifeStyle Fund                                 14.38%
                                              C/O VALIC
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              Conservative Growth LifeStyle Fund                             10.84%
                                              C/O VALIC
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142

FUND                                          SHAREHOLDER                                               % OF FUND HELD
----                                          -----------                                               --------------
                                              VALIC Trust Company as Custodian                              18.93%
                                              FBO The North Carolina Baptist Hospitals, Inc.
                                                403B Retirement
                                              Savings Plan
                                              2929 Allen Parkway L14-30
                                              Houston, TX 77019-7100
Balanced Fund                                 VALIC                                                         17.04%
     Class A Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              Salomon Smith Barney, Inc.                                     5.46%
                                              00168A80340
                                              333 W. 34th Street
                                              3rd Floor
                                              New York, NY 10001
Balanced Fund                                 VALIC                                                          7.65%
     Class B Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
Balanced Fund                                 VALIC                                                         51.53%
     Institutional I Shares                   Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              VALIC Trust Company as Custodian                               7.09%
                                              FBO Hamot Health Foundation 403B
                                              2929 Allen Parkway L14-30
                                              Houston, TX  77019-7100
                                              VALIC Trust Company as Custodian                              30.11%
                                              FBO The North Carolina Baptist Hospitals, Inc.
                                                403B Retirement
                                              Savings Plan
                                              2929 Allen Parkway L14-30
                                              Houston, TX  77019-7100
Small Cap Growth Fund                         VALIC                                                         22.89%
     Class A Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142

FUND                                          SHAREHOLDER                                               % OF FUND HELD
----                                          -----------                                               --------------
Small Cap Growth Fund                         VALIC                                                           6.62%
     Class B Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                               Houston, TX  77019-2142
Small Cap Growth Fund                         First Union National Bank TTEE                                  6.01%
     Class C Shares                           FBO Christian Barton PSP
                                              FBO JE Betts P/S/P U/A/D 2/1/79
                                              A/C #5041140787 Trust Operations
                                               1525 West WT Harris Blvd. NC 1151
                                              Charlotte, NC 28262-8522
Small Cap Growth Fund                         VALIC                                                          22.92%
     Institutional I Shares                   Seed Account
                                              Attn:  Greg Kingston
                                               2919 Allen Parkway L7-01
                                              Houston, TX 77019-2142
                                              Aggressive Growth LifeStyle Fund                               23.58%
                                              C/O VALIC
                                              Attn:  Greg Kingston
                                               2919 Allen Parkway L7-01
                                               Houston, TX 77019-2142
                                               Moderate Growth LifeStyle Fund                                 14.10%
                                               C/O VALIC
                                                Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX 77019-2142
                                              Conservative Growth LifeStyle Fund                              7.06%
                                              C/O VALIC
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX 77019-2142
                                              VALIC Trust Company as Custodian                               14.96%
                                              FBO Hamot Health Foundation 403B
                                              2929 Allen Parkway L14-30
                                              Houston, TX 77019-7100
                                              VALIC Trust Company as Custodian                                9.30%
                                              FBO High Point Regional Hospital
                                              2929 Allen Parkway L14-30
                                              Houston, TX 77019-7100
Science & Technology Fund                     VALIC                                                           7.82%
     Class A Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX 77019-2142

FUND                                          SHAREHOLDER                                               % OF FUND HELD
----                                          -----------                                               --------------
                                              State Street Bank & Trust Company                               5.43%
                                              Cust for the IRA R/O
                                              FBO David T. McNaught
                                              1624 Stable Circle
                                              Indianapolis, IN 46239-8841
Science & Technology Fund                     NFSC FBO #0AG-002917                                            6.40%
     Class C Shares                           Wesley McClain
                                              Sheri McClain
                                              1090 Maple Ridge Court
                                              Evans, GA 30809-5248
                                              State Street Bank & Trust Company                               8.93%
                                              Cust for the IRA R/O
                                              Isreal Grinberg
                                              5315 Rutherglenn Dr.
                                              Houston, TX  77096-4139
Science & Technology Fund                     VALIC                                                          99.99%
     Institutional I Shares                   Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX 77019-2142
Municipal Money Market Fund                   VALIC                                                          57.64%
     Class A Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              Linda J. Vincent                                               10.65%
                                              Christopher Vincent
                                              Jacob Vincent TOD
                                              39 Rivermeadow Dr.
                                              Steep Falls, ME 04085-6842
Municipal Money Market Fund                   VALIC                                                          90.91%
     Class B Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
Municipal Money Market Fund                   Victoria P. Villarreal                                         33.26%
     Class C Shares                           112 San Martin St.
                                              San Antonio, TX 78207-2251
                                              Caroline A. Liserio Under MA TOD                               24.86%
                                              John A. Cantu
                                              PO Box 1161
                                              Poteet, TX 78065-1161
                                              Brad Coleman & Candace Coleman JT TEN                          39.24%
                                              603 Westway Dr.
                                              Rockwall, TX  75087-3013

FUND                                          SHAREHOLDER                                               % OF FUND HELD
----                                          -----------                                               --------------
High Yield Bond Fund                          State Street Bank & Trust Company                              25.95%
     Class A Shares                           IRA A/C Shirley C. Karfunkle
                                              106 Doe Ln.
                                              Kennet Square, PA 19348-2722
                                              Kenneth Royce Barrett                                          17.19%
                                              Ariel Cecil Barrett TOD
                                              2160 Swift Blvd.
                                              Houston, TX  77030-1216
                                              Louise Kristic Under MA TOD                                    30.96%
                                              Robert Joseph Kristic
                                              Myra Lynn Bortoli
                                              PO Box 772
                                              Ferndale, CA 95536-0772
High Yield Bond Fund                          Bear Stearns Securities Corporation                             8.37%
     Class B Shares                           FBO 046-07518-11
                                              1 Metrotech Center North
                                              Brooklyn, NY 11201-3870
                                              Bear Stearns Securities Corporation                            20.42%
                                              FBO 046-55300-12
                                              1 Metrotech Center North
                                              Brooklyn, NY 11201-3870
                                              NFSC FBO #GFS-000094                                            6.16%
                                              Andrea Berkowitz
                                              60 Hudson Ave.
                                              Lake Grove, NY 11755-2956
High Yield Bond Fund                          Donaldson Lufkin Jenrette Securities Corporation, Inc.         44.10%
     Class C Shares                           PO Box 2052
                                              Jersey City, NJ 07303-2052
                                              Henry Huppe & Carole Huppe JT TEN                               7.15%
                                              1402 Wessler Road
                                              Arenzville, IL 62611-3095
                                              State Street Bank & Trust Company                              10.42%
                                              Cust for the IRA R/O of
                                              James B. Ritter
                                              12 Oak Grove Drive
                                              Beardstown, IL 62618-7601
                                              Charlotte A. Cloninger                                         10.50%
                                              Box 225
                                              Chandlerville, IL 62627-0225
High Yield Bond Fund                          Moderate Growth LifeStyle Fund                                 99.35%
     Institutional I Shares                   C/O VALIC
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX 77019-2142

FUND                                          SHAREHOLDER                                               % OF FUND HELD
----                                          -----------                                               --------------
High Yield Bond Fund                          American General                                              100.00%
     Institutional II Shares                  Attn:  Beth Dobbs
                                              2929 Allen Parkway
                                              Houston, TX 77019-7100
Conservative Growth LifeStyle Fund            VALIC                                                          39.58%
     Class A Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              Katherine A. Kirby                                              8.68%
                                              TOD as per Will
                                              302 E. 8th Street
                                              El Paso, IL 61738-1281
                                              State Street Bank & Trust Company                               8.20%
                                              Cust for the IRA R/O of
                                              Ruth A. Ward
                                              4018 Schroeder Ave.
                                              Perry Hall, MD 21128-9704
Conservative Growth LifeStyle Fund            VALIC                                                          12.03%
     Class B Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
Conservative Growth LifeStyle Fund            State Street Bank & Trust Company                              13.24%
     Class C Shares                           Cust for the IRA R/O
                                              Barbara H. Laska
                                              410 Lexington Riddle Village
                                              Media, PA  19063-6022
                                              State Street Bank & Trust Company                              12.30%
                                              Cust for the IRA R/O
                                              Yuly A Vega
                                              1803 Edmondson Ave.
                                              Catonsville, MD 21228-4350
                                              Evan Dawn Beattie TTEE                                          5.44%
                                              Evan Dawn Beattie Trust
                                              U/A DTD 01/14/1995
                                              9730 Cherokee Ln.
                                              Newcastle, CA 95658-9750
                                              Betty L. Roach                                                  8.17%
                                              1674 Belleville Way
                                              Sunnyvale, CA 94087-3958
                                              Carol R. Fosco                                                  8.98%
                                              1562 Fitchville Ave.
                                              San Jose, CA 95126-4218
                                              Cathy H. Cutchins                                              18.00%
                                              202 Harkness Road
                                              Amherst, MA 01002-9775

FUND                                          SHAREHOLDER                                               % OF FUND HELD
----                                          -----------                                               --------------
Conservative Growth LifeStyle Fund            VALIC                                                          62.40%
     Institutional I Shares                   Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              VALIC Trust Company as Custodian                                9.14%
                                              FBO City of Shreveport 401A
                                              2929 Allen Parkway L14-30
                                              Houston, TX  77019-7100
                                              VALIC Trust Company as Custodian                               11.45%
                                              FBO City of Shreveport 457
                                              2929 Allen Parkway L14-30
                                              Houston, TX  77019-7100
Moderate Growth LifeStyle Fund                VALIC                                                          37.09%
     Class A Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              State Street Bank & Trust Company                               7.92%
                                              IRA R/O Michael Flynn
                                              6006 Wayne Ave.
                                              Pentwater, MI 49449-9514
Moderate Growth LifeStyle Fund                VALIC                                                          10.40%
     Class B Shares                           Seed Account
                                              Attn: Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX 77019-2142
Moderate Growth LifeStyle Fund                State Street Bank & Trust Company                               7.86%
     Class C Shares                           Cust for the IRA R/O of
                                              Robert H. Ellis
                                              10511 Ranier
                                              Houston, TX 77031-1820
                                              Antonia L. Peracchio Under MA TOD                               6.14%
                                              John P. Peracchio & John Peracchio
                                              David F. Peracchio & Chrisann Shust
                                              1 Forest Ave.
                                              Bridgewater, NJ 08807-3722
                                              Lorraine Johnson Under MA TOD                                   8.25%
                                              Andrew G. Johnson
                                              PO Box 535
                                              Union, ME 04862-0535
                                              State Street Bank & Trust Company                               5.75%
                                              Cust for the Rollover IRA of
                                              Constance V. Giles
                                              Cincusnaveur PSC 802 BOC 4
                                              FPO AS 09499-0151

FUND                                          SHAREHOLDER                                               % OF FUND HELD
----                                          -----------                                               --------------
                                              Cathy H. Cutchins                                              18.04%
                                              202 Harkness Road
                                              Amherst, MA 01002-9775
                                              State Street Bank & Trust Company                              12.33%
                                              Cust for the IRA R/O of
                                              Joseph A. Clumpner
                                              1006 Northside Drive
                                              Chattanooga, TN 37421-3636
Moderate Growth LifeStyle Fund                VALIC                                                          46.47%
     Institutional I Shares                   Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              VALIC Trust Company as Custodian                                5.59%
                                              FBO City of Lakeland 457 DCP
                                              2929 Allen Parkway L14-30
                                              Houston, TX  77019-7100
                                              VALIC Trust Company as Trustee                                  6.81%
                                              FBO City of Shreveport 457
                                              2929 Allen Parkway L14-30
                                              Houston, TX 77019-7100
Aggressive Growth LifeStyle Fund              VALIC                                                          37.29%
     Class A Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              State Street Bank & Trust Company                               5.62%
                                              IRA A/C Alyson C. Hardin
                                              511 Banyan Rd.
                                              Starkville MS 39759-4348
Aggressive Growth LifeStyle Fund              VALIC                                                           9.61%
     Class B Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              State Street Bank & Trust Company                              10.24%
                                              Cust for the IRA R/O of
                                              Richard B. Brown
                                              160 Ogunquit Rd.
                                              South Berwick, ME 03908-2140
                                              State Street Bank & Trust Company                              12.53%
                                              Cust fo the IRA of
                                              Judith B. Trimble
                                              205 Wayside Dr.
                                              Turlock, CA  95380-3219

FUND                                          SHAREHOLDER                                               % OF FUND HELD
----                                          -----------                                               --------------
                                              State Street Bank & Trust Company                               9.66%
                                              Cust for the IRA R/O
                                              Hugh E. Wilson
                                              455 Piney Point Dr.
                                              Sour Lake, TX 77659-9246
                                              Evan Dawn Beattie TTEE                                         20.12%
                                              Evan Dawn Beattie Trust
                                              U/A DTD 01/14/1995
                                              9730 Cherokee Ln.
                                              Newcastle, CA 95658-9750
Aggressive Growth LifeStyle Fund              VALIC                                                          60.58%
     Institutional I Shares                   Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              VALIC Trust Company as Custodian                                5.66%
                                              FBO City of Shreveport 457
                                              2929 Allen Parkway L14-30
                                              Houston, TX  77019-7100
Socially Responsible Fund                     VALIC                                                          77.71%
     Class A Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
Socially Responsible Fund                     VALIC                                                          38.73%
     Class B Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
Socially Responsible Fund                     Linda Margaretic                                               18.95%
     Class C Shares                           PO Box 3092
                                              Quincy, CA 95971-3092
                                              NFSC FEBO #APW-471100                                          50.85%
                                              J. Glenn Blackburn TTEE
                                              Jere Noel Blackburn REV TR
                                              U/A 12/31/90
                                              PO Box 4179
                                              Wise, VA 24293-4179
                                              LPL Financial Services                                         15.22%
                                              A/C 3912-9792
                                              9785 Towne Centre Drive
                                              San Diego, CA 92121-1968

FUND                                          SHAREHOLDER                                               % OF FUND HELD
----                                          -----------                                               --------------
Socially Responsible Fund                     VALIC                                                          48.18%
     Institutional I Shares                   Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              VALIC Trust Company as Custodian                                5.84%
                                              FBO Centra Health Matching TDSP
                                              2929 Allen Parkway L14-30
                                              Houston, TX 77019-7100
                                              VALIC Trust Company as Custodian                               32.25%
                                              FBO State of Florida 457
                                              2929 Allen Parkway L14-30
                                              Houston, TX 77019-7100
                                              VALIC Trust Company as Custodian                                6.30%
                                              FBO Memorial Health SYS TAX DEF
                                              2929 Allen Parkway L14-30
                                              Houston, TX 77019-7100
Mid Cap Value Fund                            VALIC                                                          46.52%
     Class A Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              State Street Bank & Trust Company                               5.11%
                                              Cust for the IRA of
                                              Eugene Celiano
                                              2623 River Road
                                              Manasquan, NJ 08736-2436
                                              State Street Bank & Trust Company                               5.64%
                                              Cust Roth Contribution IRA
                                              Eugene Celiano
                                              2623 River Road
                                              Manasquan, NJ 08736-2436
Mid Cap Value Fund                            VALIC                                                          16.26%
     Class B Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
Mid Cap Value Fund                            Victoria P. Villarreal                                          9.54%
     Class C Shares                           112 San Martin Street
                                              San Antonio, TX 78207-2251
                                              Caroline A. Liserio Under MA TOD                                9.56%
                                              John A. Cantu
                                              PO Box 1161
                                              Poteet, TX 78065-1161

FUND                                          SHAREHOLDER                                               % OF FUND HELD
----                                          -----------                                               --------------
Mid Cap Value Fund                            VALIC                                                          26.21%
     Institutional I Shares                   Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              Aggressive Growth LifeStyle Fund                               25.95%
                                              C/O VALIC
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              Moderate Growth LifeStyle Fund                                 23.82%
                                              C/O VALIC
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              Conservative Growth LifeStyle Fund                             11.16%
                                              C/O VALIC
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              VALIC Trust Company as Custodian                                9.47%
                                              FBO Catholic Healthcare W SUPP RET PL
                                              2929 Allen Parkway
                                              Houston, TX 77019-7100
Stock Index Fund                              VALIC                                                          33.20%
     Class A Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              State Street Bank & Trust Company                              13.74%
                                              FBO IRA R/O Mary Ann Boettger
                                              505 Harold Street
                                              Bay City, MI  48708-7560
Stock Index Fund                              VALIC                                                           7.76%
     Class B Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
Stock Index Fund                              State Street Bank & Trust Company                              10.00%
Class C Shares                                Cust for the IRA R/O
                                              Isreal Grinberg
                                              5315 Rutherglenn Drive
                                              Houston, TX 77096-4139

FUND                                          SHAREHOLDER                                               % OF FUND HELD
----                                          -----------                                               --------------
                                              State Street Bank & Trust Company                              11.58%
                                              Cust for the IRA R/O
                                              Joan B. Terry
                                              1602 Northwind Court
                                              Winter Springs, FL 32708-3879
                                              NFSC FEBO #0SE-640999                                           5.95%
                                              Account 2 Martha Shaw
                                              Jerome Shaw
                                              25 Lori Street
                                              Poughkeepsie, NY 12603-5815
                                              NFSC FEBO #AFS-396923                                           8.96%
                                              NFSC/FMTC IRA Rollover
                                              FBO Luis Cantu
                                              3632 Whispering Ridge Lane
                                              St. Louis, MO 63129-2248
Small Cap Index Fund                          VALIC                                                          89.84%
     Class A Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
Small Cap Index Fund                          VALIC                                                          61.02%
     Class B Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
Small Cap Index Fund                          State Street Bank & Trust Company                              31.36%
     Class C Shares                           C/F Roth Contribution 01/01/2000
                                              FBO Richard B. Brown
                                              160 Ogunquit Road
                                              South Berwick, ME 03908-2140
                                              Mary A. Schlenk                                                 8.06%
                                              3118 Griesmer Ave.
                                              Hamilton, OH 45015-1729
                                              Paula Knudson Under MA TOD                                      6.79%
                                              Dorene Knudson
                                              Nancy Knudson
                                              Linda Gaul
                                              1327 Castle Court
                                              Houston, TX 77006-5701
                                              NFSC FEBO #0AG-001015                                           5.26%
                                              John S. Yarbrough
                                              Eva H. Yarbrough
                                              2742 Wrenwood
                                              Fresno, CA 93711-2559

FUND                                          SHAREHOLDER                                               % OF FUND HELD
----                                          -----------                                               --------------
                                              First Clearing Corporation                                      6.35%
                                              A/C 3296-3833
                                              FCC as Custodian
                                              118 Fulbright Lane
                                              Schaumburg, IL 60194-5171
                                              NFSC FEBO #AFS-400491                                          35.08%
                                              NFSC/FMTC IRA Rollover
                                              FBO Dennis F. Fuglsang
                                              1164 Chavaniao Drive
                                              Manchester, MO 63011-3602
Jospehthal Stretegic Growth Fund              Bear Stearns Securities Corporation                             5.63%
     Class C Shares                           FBO 670-01706-13
                                              1 Metrotech Center North
                                              Brooklyn, NY 11201-3870
                                              Bear Stearns Securities Corporation                            13.97%
                                              FBO 690-20111-10
                                              1 Metrotech Center North
                                              Brooklyn, NY 11201-3870
                                              Bear Stearns Securities Corporation                            14.10%
                                              FBO 690-20150-13
                                              1 Metrotech Center North
                                              Brooklyn, NY 11201-3870
                                              Bear Stearns Securities Corporation                             7.05%
                                              FBO 690-20138-19
                                              1 Metrotech Center North
                                              Brooklyn, NY 11201-3870
                                              Bear Stearns Securities Corporation                             7.12%
                                              FBO 670-03406-20
                                              1 Metrotech Center North
                                              Brooklyn, NY 11201-3870
Mid Cap Growth Fund                           VALIC                                                           8.72%
     Class A Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
Mid Cap Growth Fund                           VALIC                                                          19.87%
     Institutional I Shares                   Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              Aggressive Growth LifeStyle Fund                               11.20%
                                              C/O VALIC
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142

FUND                                          SHAREHOLDER                                               % OF FUND HELD
----                                          -----------                                               --------------
                                              Moderate Growth LifeStyle Fund                                  6.71%
                                              C/O VALIC
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              VALIC Trust Company as Custodian                               34.33%
                                              FBO Centra Health Matching TDSP
                                              2929 Allen Parkway L14-30
                                              Houston, TX 77019-7100
                                              VALIC Trust Company as Custodian                               17.26%
                                              FBO RC Deferred Compensation Plan
                                              2929 Allen Parkway L14-30
                                              Houston, TX 77019-7100
Strategic Income Fund                         VALIC                                                          17.13%
     Class A Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
Strategic Income Fund                         VALIC                                                           6.54%
     Class B Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
Strategic Income Fund                         VALIC                                                         100.00%
     Institutional I Shares                   Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
International Equity Fund                     VALIC                                                          38.29%
     Class A Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
International Equity Fund                     VALIC                                                          12.67%
     Class B Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
International Equity Fund                     VALIC                                                          25.52%
     Institutional I Shares                   Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              Aggressive Growth LifeStyle Fund                               30.33%
                                              C/O VALIC
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142

FUND                                          SHAREHOLDER                                               % OF FUND HELD
----                                          -----------                                               --------------
                                              Moderate Growth LifeStyle Fund                                 21.79%
                                              C/O VALIC
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              Conservative Growth LifeStyle Fund                             10.04%
                                              C/O VALIC
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
Growth & Income Fund                          VALIC                                                          11.14%
     Institutional I Shares                   Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              Aggressive Growth LifeStyle Fund                               30.46%
                                              C/O VALIC
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              Moderate Growth LifeStyle Fund                                 28.37%
                                              C/O VALIC
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
                                              Conservative Growth LifeStyle Fund                             20.11%
                                              C/O VALIC
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
Money Market Fund                             Wendel & Company A/C 005077                                    14.53%
     Class A Shares                           C/O The Bank of New York
                                              Mutual Fund/Reorg Dept.
                                              PO Box 1066 Wall Street Station
                                              New York, NY 10268-1066
Money Market Fund                             VALIC                                                          13.83%
     Class B Shares                           Seed Account
                                              Attn:  Greg Kingston
                                              2919 Allen Parkway L7-01
                                              Houston, TX  77019-2142
Money Market Fund                             Northern Trust Bank of Texas                                   10.76%
     Class C Shares                           Cust for Alice McPherson, MD
                                              A/C #03-22585
                                              PO Box 92956
                                              Chicago, IL 60675-2956

FUND                                          SHAREHOLDER                                               % OF FUND HELD
----                                          -----------                                               --------------
Money Market Fund                             Boston Financial Data Services, Inc.                           33.33%
     Institutional I Shares                   Corporate Actions Audit A/C #1
                                              North American Funds
                                              2 Heritage Drive
                                              2nd Floor
                                              Quincy, MA 02171-2144
                                              Boston Financial Data Services, Inc.                           33.33%
                                              Corporate Actions Audit A/C #2
                                              North American Funds
                                              2 Heritage Drive
                                              2nd Floor
                                              Quincy, MA 02171-2144
                                              Boston Financial Data Services, Inc.                           33.33%
                                              Corporate Actions Audit A/C #4
                                              North American Funds
                                              2 Heritage Drive
                                              2nd Floor
                                              Quincy, MA 02171-2144

As of January 31, 2001, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of each class of each Fund.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

The following information supplements the material appearing in the Prospectus.

ADVISORY ARRANGEMENTS

"AGAM" and "AGFD" are both wholly-owned subsidiaries of American General Corporation, which is a part of American General Financial Group, a financial services company with approximately $115 billion in assets and over $6 billion in total stockholders' equity. AGAM acts as the Trust's investment adviser (the "Adviser"), while AGFD acts as the Trust's distributor (the "Distributor") and principal underwriter. The American General Corporation group of companies operate in each of the 50 states, and collectively engage in substantially all forms of financial services.

Prior to March 10, 2000, CypressTree Asset Management Corporation, Inc., was the investment adviser to the Trust, and CypressTree Funds Distributors, Inc. was the distributor to the Trust. Prior to October 1, 1997, NASL Financial Services, Inc. was both the investment adviser and the distributor for the Trust (in such capacity, the "Former Distributor"). Prior to March 10, 2000, VALIC served as investment adviser and American General Distributors, Inc. ("AGD") served as the distributor for Mid Cap Value, Science & Technology, Small Cap Index, Socially Responsible, Stock Index, High Yield Bond, Municipal Money Market, Aggressive Growth LifeStyle, Moderate Growth LifeStyle and Conservative Growth LifeStyle Funds ("VALIC Funds"). Advisory fee rates payable to VALIC prior to March 10, 2000, were the same as those payable under the current investment advisory agreement.

Subject to the supervision of the Trustees, the Adviser oversees all aspects of the Trust's business and affairs. In that connection, the Adviser permits its directors, officers and employees to serve as Trustees or President, Vice President, Treasurer or Secretary of the Trust, without cost to the Trust. The Adviser also provides certain services, and the personnel to perform such services, to the Trust for which the Trust reimburses the Adviser's costs of providing such services and personnel. Such services include maintaining certain records of the Trust and performing all administrative, financial, accounting, bookkeeping and recordkeeping functions of the Trust, except for any of those functions performed by the Trust's custodian or transfer and shareholder servicing agents. The reimbursement paid by the Trust to the Adviser for personnel costs include employee compensation and allocated portions of the Adviser's related personnel expenses of office space, utilities, office equipment and miscellaneous office expenses.

As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the current value of the net assets of the Fund. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for a Fund, and multiplying this product by the value of the net assets of the Fund at the close of business on the previous business day of the Fund.

The following is a schedule of the management fees each Fund currently is obligated to pay AGAM under the Advisory Agreement:

                                                        Between         Between
                                                      $ 50,000,000    $200,000,000
                                         FIRST            AND             AND         EXCESS OVER
 FUNDS                                 $50,000,000    $200,000,000    $500,000,000    $500,000,000
Small Cap Growth Fund                         .950%           .950%           .950%           .950%
International Small Cap Fund                 1.050%          1.000%           .900%           .800%
Mid Cap Growth Fund                           .925%           .900%           .875%           .850%
Global Equity Fund                            .900%           .900%           .700%           .700%
Large Cap Growth Fund                         .900%           .850%           .825%           .800%
International Equity Fund                     .900%           .850%           .800%           .750%
Growth & Income Fund                          .725%           .675%           .625%           .550%
Balanced Fund                                 .775%           .725%           .675%           .625%
Strategic Income Fund                         .750%           .700%           .650%           .600%
Core Bond Fund                                .600%           .600%           .525%           .475%
Municipal Bond Fund                           .600%           .600%           .600%           .600%
U.S. Government Securities Fund               .600%           .600%           .525%           .475%
Money Market Fund                             .200%           .200%           .200%           .145%
Mid Cap Value Fund                                       See Below
Stock Index Fund                              .270%           .270%           .270%           .260%
Small Cap Index Fund                          .280%           .280%           .280%           .270%
Socially Responsible Fund                     .650%           .650%           .650%           .650%
High Yield Bond Fund                          .825%           .825%           .725%           .675%
Aggressive Growth LifeStyle Fund              .100%           .100%           .100%           .100%
Moderate Growth LifeStyle Fund                .100%           .100%           .100%           .100%
Conservative Growth LifeStyle Fund            .100%           .100%           .100%           .100%
Municipal Money Market Fund                   .350%           .350%           .350%           .350%
Science & Technology Fund                     .900%           .900%           .900%           .900%
Josephthal Strategic Growth Fund              .900%           .850%           .825%           .800%

The management fee schedule for the Mid Cap Value Fund follows: .900% on the first $100,000,000; .875% between $100,000,000 and $250,000,000; .850% between
$250,000,000 and $500,000,000; .825% between $500,000,000 and $750,000,000, and
 .800% on the excess over $750,000,000 of the average net assets of the Fund.

SUBADVISORY ARRANGEMENTS

Under the terms of each of the Subadvisory agreements between the Adviser and a Subadvisor (the "Subadvisory Agreements"), the Subadvisor assigned to a Fund manages the investment and reinvestment of the assets of such Fund, subject to the supervision of the Trustees. The Subadvisor formulates a continuous investment program for such Fund consistent with its investment objectives and policies outlined in this Prospectus. The Subadvisor implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees with respect to their implementation.

As compensation for their services, the Subadvisors receive fees from the Adviser computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the current value of the net assets of the Fund. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for a Fund, and multiplying this product by the value of the net assets of the Fund at the close of business on the previous business day of the Fund. Once the average net assets of a Fund exceed specified amounts, the fee is reduced with respect to the excess. Absent any applicable fee waivers, the following is a schedule of the management fees the Adviser is obligated to pay the Subadvisors for each Fund under the Subadvisory Agreements. THESE FEES ARE PAID BY THE ADVISER AND ARE NOT ADDITIONAL CHARGES TO THE FUNDS OR THEIR SHAREHOLDERS.

The following is a schedule of fee rates paid by the Adviser to the Subadvisors.

                                                               BETWEEN         BETWEEN
                                                             $ 50,000,000    $200,000,000
                                                FIRST            AND             AND         EXCESS OVER
             FUNDS                            $50,000,000    $200,000,000    $500,000,000    $500,000,000
Small Cap Growth Fund                                .550%           .550%           .550%           .550%
International Small Cap Fund                                    See below
Mid Cap Growth Fund                                             See below
Global Equity Fund                                   .500%           .450%           .400%           .350%
Large Cap Growth Fund                                           See below
International Equity Fund                            .500%           .450%           .400%           .350%
Growth and Income Fund                               .325%           .275%           .225%           .150%
Balanced Fund                                                   See below
Strategic Income Fund*                               .350%           .350%           .250%           .200%
Core Bond Fund*                                      .250%           .250%           .200%           .150%
Municipal Bond Fund*                                 .250%           .250%           .220%           .150%
U.S. Government Securities Fund*                     .225%           .225%           .150%           .100%
Money Market Fund*                                   .075%           .075%           .075%           .020%
Mid Cap Value Fund*                                             See below
Stock Index Fund*                                               See below
Small Cap Index Fund*                                           See below
Socially Responsible Fund*                           .250%           .250%           .250%           .250%
High Yield Bond Fund*                                .450%           .450%           .350%           .300%
Aggressive Growth LifeStyle Fund*                    .100%           .100%           .100%           .100%
Moderate Growth LifeStyle Fund*                      .100%           .100%           .100%           .100%
Conservative Growth LifeStyle Fund*                  .100%           .100%           .100%           .100%
Municipal Money Market Fund*                         .250%           .250%           .200%           .150%
Science & Technology Fund                            .600%           .600%           .600%           .550%
Josephthal Strategic Growth Fund                     .500%           .450%           .425%           .400%

*Fund is subadvised by American General Investment Management, L.P. ("AGIM"), a wholly owned indirect subsidiary of American General Corporation.

The subadvisory fee schedules for the Large Cap Growth Fund, the International Small Cap Fund, the Mid Cap Growth Fund, the Balanced Fund, the Mid Cap Value Fund, the Stock Index Fund, and the Small Cap Index Fund follow: For the Large Cap Growth Fund, AGAM pays the Subadvisor a fee at the rate of .500% on the first $50,000,000, .450% between $50,000,000 and $200,000,000, .425% between
$200,000,000 and $500,000,000, .400% between $500,000,000 and $850,000,000, and
 .350% on the excess over $850,000,000. For the Mid Cap Growth Fund, AGAM pays the Subadvisor a fee at the rate of .550% on the first $50,000,000, .500% between $50,000,000 and $100,000,000, .450% between $100,000,000 and
$250,000,000, .400% between $250,000,000 and $500,000,000, and .350% on the excess over $500,000,000. For the Balanced Fund, AGAM pays the Subadvisor a fee at the rate of .400% on the first $100,000,000, .350% between $100,000,000 and
$250,000,000, and .300% on the excess over $250,000,000. For the International Small Cap Fund, AGAM pays the Subadvisor a fee at the rate of .500% on the first $300,000,000, .450% between $300,000,000 and $500,000,000, and .400% on the excess over $500,000,000. For the Mid Cap Value Fund, AGAM pays the Subadvisor a fee at the rate of .500% on the first $100,000,000, .475% between $100,000,000 and $250,000,000, .450% between $250,000,000 and $500,000,000, .425% between
$500,000,000 and $750,000,000, and .400% on the excess over $750,000,000.  For the Stock Index Fund, AGAM pays the Subadvisor a fee at the rate of .020% of the first $2,000,000,000 and .010% on the excess over $2,000,000,000. For the Small Cap Index Fund, AGAM pays the Subadvisor a fee at the rate of .030% on the first $150,000,000 and .020% on the excess over $150,000,000.

The subadvisory fee paid to T. Rowe Price Associates, Inc. may be discounted based on the aggregate domestic equity assets subadvised by T. Rowe Price. Such discount ranges from 5% for assets between $750 million and $1.5 billion, up to 10% for assets above $3 billion.

For the fiscal years ended October 31, 1998, 1999 and 2000, the Trust paid total advisory fees to the Adviser of $5,793,489, $5,811,566, and $6,799,159,
respectively. The dollar amounts represented by each of the Funds are as follows:

                                              11/1/97 to          11/1/98 TO          11/1/99 TO
FUND                                            10/31/98            10/31/99            10/31/00

Mid Cap Growth Fund                           $  313,427          $  390,888          $  555,072
International Small Cap Fund                     181,592             159,614             320,210
Large Cap Growth Fund                            255,953             335,777             571,885
Global Equity Fund                             1,164,468             951,657             523,879
Growth & Income Fund                           1,527,239           1,912,464           2,086,628
International Equity Fund                        257,885             230,737             299,101
Strategic Income Fund                            619,206             498,515             322,001
Core Bond Fund                                   102,778              94,898             663,440
U.S. Government Fund                             479,512             411,390             300,110
Municipal Bond Fund                              102,477              89,986              76,875
Money Market Fund                                 38,630              44,172              56,326
Balanced Fund                                    747,288             681,955             486,301
Small Cap Growth Fund                              3,034/1/            9,513             139,442
Mid Cap Value Fund                                   N/A                 N/A              57,112/3/
Stock Index Fund                                     N/A                 N/A              27,616/3/
Small Cap Index Fund                                 N/A                 N/A               7,173/3/
Socially Responsible Fund                            N/A                 N/A              23,116/3/
High Yield Bond Fund                                 N/A                 N/A             170,074/3/
Aggressive Growth LifeStyle Fund                     N/A                 N/A               6,966/3/
Moderate Growth LifeStyle Fund                       N/A                 N/A               6,368/3/
Conservative Growth LifeStyle Fund                   N/A                 N/A               5,736/3/
Municipal Money Market Fund                          N/A                 N/A               8,044/3/
Science & Technology Fund                            N/A                 N/A              53,172/3/
Josephthal Strategic Growth Fund                     N/A                 N/A              32,512/2/

/1/ For the period January 6, 1998, (commencement of operations) to October 31, 1998.
/2/ For the period September 18, 2000, (commencement of operations) to October 31, 2000.
/3/  For the period July 7, 2000 to October 31, 2000.

For the fiscal year ended October 31, 1999, and from November 1, 1999 to July 7, 2000, VALIC, an affiliate of the Adviser and the investment adviser to the VALIC Funds, was paid total advisory fees of $588,503 and $540,574, respectively, for managing the Funds noted below. The dollar amounts represented by each of the VALIC Funds are as follows:

                                              11/01/98            11/01/99
FUND                                       to 10/31/99         to 07/07/00
Mid Cap Value Fund                           $  51,545           $  65,361
Stock Index Fund                                29,869              48,901
Small Cap Index Fund                            16,062              14,788
Socially Responsible Fund                       15,928              16,057
High Yield Bond Fund                           426,557             310,091
Aggressive Growth LifeStyle Fund                 6,889              10,087
Moderate Growth LifeStyle Fund                   7,247               9,978
Conservative Growth LifeStyle Fund               7,049               9,390
Municipal Money Market Fund                     27,357              24,903
Science & Technology Fund                          N/A              31,018/2/

/2/ For the period March 1, 2000, (commencement of operations) to July 7, 2000.

For the fiscal years ended October 31, 1998, 1999 and 2000, the Adviser paid total subadvisory fees of $2,717,929, $2,701,966, and $3,194,477, respectively. The dollar amounts represented by each of the Funds are as follows:

                                                   11/1/97 to                  11/1/98 to                  11/1/99 to
FUND                                                 10/31/98                    10/31/99                    10/31/00
Mid Cap Growth Fund                                 $ 177,891                   $ 221,855                   $ 316,341
International Small Cap Fund                          112,414                      98,810                     173,739
Large Cap Growth Fund                                 142,195                     186,543                     313,631
Global Equity Fund                                    607,233                     500,828                     285,818
Growth & Income Fund                                  629,517                     768,487                     831,412
International Equity Fund                             143,270                     128,186                     165,746
Strategic Income Fund                                 279,664                     227,935                     150,251
Core Bond Fund                                         38,542                      35,587                     265,944
U.S. Government Fund                                  179,817                     154,269                     112,544
Municipal Bond Fund                                    42,359                      37,494                      31,952
Money Market Fund                                      14,486                      16,565                      21,204
Balanced Fund                                         348,785                     319,497                     231,868
Small Cap Growth Fund                                   1,756/1/                    5,910                      80,730
Mid Cap Value Fund                                        N/A                         N/A                      31,827/3/
Stock Index Fund                                          N/A                         N/A                       2,047/3
Small Cap Index Fund                                      N/A                         N/A                         768/3/
Socially Responsible Fund                                 N/A                         N/A                       9,029/3/
High Yield Bond Fund                                      N/A                         N/A                      91,401/3/
Aggressive Growth LifeStyle Fund                          N/A                         N/A                       6,966/3/
Moderate Growth LifeStyle Fund                            N/A                         N/A                       6,368/3/
Conservative Growth LifeStyle Fund                        N/A                         N/A                       5,736/3/
Municipal Money Market Fund                               N/A                         N/A                       5,873/3/
Science & Technology Fund                                 N/A                         N/A                      35,200/3/
Josephthal Strategic Growth Fund                          N/A                         N/A                      18,062/2/

/1/ For the period January 6, 1998, (commencement of operations) to October 31, 1998.
/2/ For the period September 18, 2000, (commencement of operations) to October 31, 2000.
/3/  For the period July 7, 2000 to October 31, 2000.

For the fiscal year ended October 31, 1999, and from November 1, 1999 to July 7, 2000, VALIC, an affiliate of the Adviser, paid total subadvisory fees of $325,777 and $276,034, respectively. The dollar amounts represented by each of the VALIC Funds are as follows:

                                                    11/01/98            11/01/99
FUND                                             TO 10/31/99         TO 07/07/00
--------------------------------------------------------------------------------
Mid Cap Value Fund                                 $  34,431        $  43,575
Stock Index Fund*                                      1,601              N/A
Small Cap Index Fund*                                  1,416              N/A
Socially Responsible Fund                                N/A              N/A
High Yield Bond Fund                                 274,611          199,342
Aggressive Growth LifeStyle Fund                         N/A              N/A
Moderate Growth LifeStyle Fund                           N/A              N/A
Conservative Growth LifeStyle Fund                       N/A              N/A
Municipal Money Market Fund                           13,717           12,451
Science & Technology Fund                                N/A           20,666/2/

*   Bankers Trust Company was terminated as sub-adviser effective
    September 1, 1999.
/2/ For the period March 1, 2000, (commencement of operations) to July 7, 2000.

For the fiscal years ended October 31, 1998, 1999 and 2000, the Adviser and VALIC waived and, to the extent necessary, reimbursed the Funds the dollar amounts reflected below:

ADVISORY FEES WAIVED
                                                  11/01/97              11/01/98              11/01/99
FUND                                           TO 10/31/98           TO 10/31/99           TO 10/31/00
------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                              $  87,864             $  91,998             $ 143,698
International Small Cap Fund                        56,791                51,624               166,768
Large Cap Growth Fund                               73,294                84,102               220,117
Global Equity Fund                                       0               102,604               115,350
Growth & Income Fund                               243,058               414,305               460,894
International Equity Fund                           34,607                58,359               101,244
Strategic Income Fund                               47,269               113,062               133,830
Core Bond Fund                                      50,377                74,346                66,001
U.S. Government Securities Fund                    118,394                14,964               181,196
Municipal Bond Fund                                 38,418                61,828                76,875
Money Market Fund                                   38,630                44,172                56,326
Balanced Fund                                      138,673               190,199               169,480
Small Cap Growth Fund                                3,034                 9,513               107,930
Mid Cap Value Fund                                     N/A                51,545                72,036
Stock Index Fund                                       N/A                29,869                76,517
Small Cap Index Fund                                   N/A                16,062                48,995
Socially Responsible Fund                              N/A                15,928                39,173
High Yield Bond Fund                                   N/A               283,446               257,818
Aggressive Growth Lifestyle Fund                       N/A                     0                15,187
Moderate Growth Lifestyle Fund                         N/A                     0                12,863
Conservative Growth Lifestyle Fund                     N/A                     0                12,047
Municipal Money Market Fund                            N/A                27,357                32,947
Science & Technology Fund                              N/A                   N/A                84,190
Josephthal Strategic Growth Fund                       N/A                   N/A                32,512

EXPENSES REIMBURSED
                                                  11/01/97              11/01/98                 11/01/99
FUND                                           TO 10/31/98           TO 10/31/99              TO 10/31/00
---------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                                $     0               $     0                  $     0
International Small Cap Fund                             0                     0                        0
Large Cap Growth Fund                                    0                     0                        0
Global Equity Fund                                       0                     0                        0
Growth & Income Fund                                     0                     0                        0
International Equity Fund                                0                     0                        0
Strategic Income Fund                                    0                     0                        0
Core Bond Fund                                           0                     0                        0
U.S. Government Securities Fund                          0                     0                        0
Municipal Bond Fund                                      0                     0                    1,102
Money Market Fund                                   45,328                61,050                   16,474
Balanced Fund                                            0                     0                        0
Small Cap Growth Fund                               41,228                43,243                        0
Mid Cap Value Fund                                     N/A                23,588                        0
Stock Index Fund                                       N/A                27,335                   78,373
Small Cap Index Fund                                   N/A                31,391                        0
Socially Responsible Fund                              N/A                57,680                   44,971
High Yield Bond Fund                                   N/A               283,446                        0
Aggressive Growth Lifestyle Fund                       N/A                     0                        0
Moderate Growth Lifestyle Fund                         N/A                     0                        0
Conservative Growth Lifestyle Fund                     N/A                     0                        0
Municipal Money Market Fund                            N/A                20,061                   16,152
Science & Technology Fund                              N/A                   N/A                   31,721
Josephthal Strategic Growth Fund                       N/A                   N/A                    2,143

Subadvisory fees paid to AGIM for the period from March 13, 2000 through October 31, 2000, were allocated among the Funds as follows:

U.S. Government Securities Fund                              $ 67,415
Money Market Fund                                              16,031
Core Bond Fund                                                263,882
Municipal Bond Fund                                            21,531
Strategic Income Fund                                          90,080

Subadvisory fees paid to AGIM for the period from July 10, 2000 through October 31, 2000, were allocated among the Funds as follows:

Small Cap Index Fund                                          $   768
Stock Index Fund                                                2,047
Socially Responsible Fund                                       9,029
Aggressive Growth LifeStyle Fund                                6,966
Moderate Growth LifeStyle Fund                                  6,368
Conservative Growth LifeStyle Fund                              5,736
High Yield Bond Fund                                           91,401
Municipal Money Market Fund                                     5,873

The total subadvisory fees paid to AGIM were $587,127 for the period March 13, 2000 through October 31, 2000.

For the year ended October 31, 2000, the net investment advisory fees retained by the Adviser after payment of subadvisory fees was $3,604,682, allocated among the Funds as follows:


                                                                        ANNUAL PERCENTAGE
FUND                                          DOLLAR AMOUNT             OF FUND NET ASSETS
------------------------------------------------------------------------------------------
Mid Cap Growth Fund                           $  238,731                     0.40%
International Small Cap Fund                     146,471                     0.48%
Large Cap Growth Fund                            258,254                     0.40%
Global Equity Fund                               238,061                     0.43%
Growth & Income Fund                           1,255,216                     0.40%
International Equity Fund                        133,355                     0.40%
Strategic Income Fund                            171,750                     0.40%
Core Bond Fund                                   397,496                     0.38%
U.S. Government Securities Fund                  187,566                     0.38%
Municipal Bond Fund                               44,923                     0.35%
Money Market Fund                                 35,122                     0.13%
Balanced Fund                                    254,433                     0.40%
Small Cap Growth Fund                             58,712                     0.36%
Mid Cap Value Fund                                25,285                     0.40%
Stock Index Fund                                  25,569                     0.25%
Small Cap Index Fund                               6,405                     0.25%
Socially Responsible Fund                         14,087                     0.40%
High Yield Bond Fund                              78,673                     0.38%
Aggressive Growth LifeStyle Fund                       0                        0
Moderate Growth LifeStyle Fund                         0                        0
Conservative Growth LifeStyle Fund                     0                        0
Municipal Money Market Fund                        2,171                     0.10%
Science & Technology Fund                         17,952                     0.30%
Josephthal Strategic Growth Fund                  14,450                     0.40%

For the period November 1, 1999 to July 7, 2000, the net advisory fees retained by VALIC after payment of subadvisory fees was $235,085, allocated among the VALIC Funds as follow:

FUND
-------------------------------------------------------------
Mid Cap Value Fund                        $ 21,786
Stock Index Fund                            48,901
Small Cap Index Fund                        14,788
Socially Responsible Fund                   16,057
High Yield Bond Fund                       110,749
Municipal Money Market Fund                 12,452
Science & Technology Fund                   10,352

The Advisory Agreement and each Subadvisory Agreement (collectively, the "Agreements") will continue in effect as to a Fund for a period no more than two years from the date of its execution or the execution of an amendment making the agreement applicable to that Fund only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a majority of the outstanding voting securities of each of the Funds of the Fund, provided that in either event such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any Fund if a majority of the outstanding voting securities of the class of capital stock of that Fund vote to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of the Fund.

The Agreements may be terminated at any time, without the payment of penalty, by the Trustees or by the vote of a majority of the outstanding voting securities of the applicable Fund of the Trust, with respect to any Fund by the vote of a majority of the outstanding shares of such Fund, or by the Adviser or applicable Subadvisor on 60 days' written notice to the other party or parties to the Agreement and, in the case of the Subadvisory Agreements, to the Fund. Each of the Agreements will automatically terminate in the event of its assignment.

The Agreements may be amended by the parties provided that such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Trust or applicable Fund(s), as the case may be, and by the vote of a majority of the Trustees who are not interested persons of the Trust, of the Adviser or of the applicable Subadvisor, cast in person at a meeting called for the purpose of voting upon such approval. The required shareholder approval of any amendment shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund vote to approve the amendment, notwithstanding that the amendment may not be approved by a majority of the outstanding voting securities of (i) any other Fund affected by the amendment or (ii) all the Funds of the Trust.

Each Subadvisory Agreement provides that the Subadvisor will not be liable to the Trust or the Adviser for any losses resulting from any matters to which the agreement relates other than losses resulting from the Subadvisor's willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its duties.

FUND EXPENSES

Subject to the expense waiver discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except for: (1) those expenses the Adviser has agreed to bear pursuant to the Advisory Agreement, (2) those expenses the Distributor has agreed to bear pursuant to its Distribution Agreement with the Trust, or (3) those expenses the Subadvisors have agreed to pay pursuant to the Subadvisory Agreements. Among the expenses to be borne by the Fund, in addition to certain expenses incurred by the Adviser or Distributor, as described above, are the expense of the advisory and distribution fees; all charges and expenses relating to the transfer, safekeeping, servicing and accounting for the Trust's property, including charges of depositories, custodians and other agents; all expenses of maintaining and servicing shareholder accounts, including charges of the Trust's transfer, dividend disbursing, shareholder recordkeeping, redemption and other agents; costs of shareholder reports and other communications to current shareholders; the expenses of meetings of the Trust's shareholders and the solicitation of management proxies in connection therewith; all expenses of preparing Trust Prospectuses and Statements of Additional Information; the expenses of determining the Trusts' net asset value per share; the compensation of Trustees who are not directors, officers or employees of the Adviser and all expenses of meetings of the Trustees; all charges for services and expenses of the Trust's legal counsel and independent auditors; all fees and expenses of registering and qualifying, and maintaining the registration and qualification of, the Trust and its shares under all federal and state laws applicable to the Trust and its business activities; all expenses associated with the issue, transfer and redemption of Trust shares; brokers' and other charges incident to the purchase, sale or lending of the Trust's securities; taxes and other governmental fees payable by the Fund; and any nonrecurring expenses including litigation expenses and any expenses the Trust may incur as a result of its obligation to indemnify its Trustees, officers and agents. All expenses are accrued daily and deducted from total income before dividends are paid.

                               DISTRIBUTION PLANS

The Trust currently offers four classes of shares in each Fund other than the Municipal Bond Fund, the Municipal Money Market Fund and the Josephthal Strategic Growth Fund: "Class A" shares, "Class B" shares, "Class C" shares, and "Institutional Class I" shares. The Municipal Bond Fund, the Municipal Money Market Fund and the Josephthal Strategic Growth Fund offer only Class A, Class B and Class C shares. In addition, the Core Bond Fund and the High Yield Bond Fund also offer "Institutional Class II" shares. Class A, Class B, Class C and Institutional I shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor.

In addition to the front end sales charge which may be deducted at the time of purchase of Class A shares and the CDSC which may apply on redemption of Class B shares, each class of shares of each Fund is authorized under the Distribution Plan applicable to that class of shares (the "Class A Plan," the "Class B Plan" and the "Class C Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the 1940 Act to use the assets attributable to such class of shares of the Fund to finance certain activities relating to the distribution of shares to investors. The Plans are "compensation" plans providing for the payment of a fixed percentage of average net assets to finance distribution expenses. The Plans provide for the payment by each class of shares of each Fund of the Trust, other than the Money Market Fund and the Municipal Money Market Fund, of a monthly distribution and service fee to the Distributor, as principal underwriter for the Fund. Portions of the fees prescribed below are used to provide payments to the Distributor, to promotional agents, to brokers, dealers or financial institutions (collectively, "Selling Agents") and to Service Organizations for ongoing account services to shareholders and are deemed to be "service fees" as defined in paragraph (b)(9) of Section 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc.

Under the Class A Plan, Class A shares of each Fund (except as described in the next sentence) are subject to a fee of up to .35% of their respective average annual net assets, of which .25% constitutes a "service fee." Class A shares of the Municipal Bond Fund are subject to a fee of up to .15% of Class A average annual net assets, the entire amount of which constitutes a "service fee," and Class A shares of the Money Market Fund and Municipal Money Market Fund bear no such fees. Under the Class B Plan, Class B shares of each Fund (with the exception of the Money Market Fund and Municipal Money Market Fund) are subject to a fee of up to 1.00% of their respective average annual net assets, .25% of which constitutes a "service fee." Under the Class C Plan, Class C shares of each Fund (with the exception of the Money Market Fund and Municipal Money Market Fund) are subject to a fee of up to 1.00% of their respective average annual net assets, .25% of which constitutes a "service fee."

Payments under the Plans are used primarily to compensate the Distributor for distribution services provided by it in connection with the offering and sale of the applicable class of shares, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents for sales support services provided and related expenses incurred by such Selling Agents. Such services and expenses may include the development, formulation and implementation of marketing and promotional activities, the preparation, printing and distribution of prospectuses and reports to recipients other than existing shareholders, the preparation, printing and distribution of sales literature, expenditures for support services such as telephone facilities and expenses and shareholder services as the Trust may reasonably request, provision to the Trust of such information, analyses and opinions with respect to marketing and promotional activities as the Trust may, from time to time, reasonably request, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively, overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively, and any other costs and expenses relating to distribution or sales support activities.

The distribution and service fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase shares without the assessment of a front end sales charge, and, with respect to the Class C shares, without the assessment of a front end sales charge or a CDSC, and at the same time permit the Distributor to compensate securities dealers with respect to sales of such shares.

The amounts payable by the Aggressive Growth LifeStyle Fund, the Moderate Growth LifeStyle Fund and the Conservative Growth LifeStyle Fund (the "LifeStyle Funds") under the Plans to the Distributor or any other party will be reduced by any amounts paid with respect to the Institutional Class I shares of each Portfolio in which a LifeStyle Fund invests (each an "Underlying Portfolio") pursuant to the Administrative and Shareholder Services Agreement (the "Services Agreement") between the Fund and AGAM. To the extent that any payments made by an Underlying Portfolio pursuant to the Services Agreement should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the meaning of the Rule, then such payments shall be deemed authorized by the Plans.

The Distributor is authorized by each Plan to retain any excess of the fees it receives thereunder over its payments to selected dealers and its expenses incurred in connection with providing distribution services. Thus, payments under a Plan may result in a profit to the Distributor.

The Distributor may from time to time assist dealers by, among other things, providing sales literature to, and holding educational programs for the benefit of, dealers' registered representatives. Participation of registered representatives in such informational programs will be in accordance with NASD Conduct Rules 2820 and 2830. The Distributor may also provide additional promotional incentives to dealers in connection with sales of shares of all classes of the Funds of the Trust. Payments for educational programs and promotional incentives will be provided for out of the front end sales charges and CDSCs retained by the Distributor, any applicable Distribution Plan payments or the Distributor's other resources. Other than Distribution Plan payments, the Fund does not bear distribution expenses.

Each of the Distributor and, with respect to shares purchased before October 1, 1997, the Former Distributor currently pays a trail commission to securities dealers, with respect to accounts that such dealers continue to service for shares sold after April 1, 1994 as follows: Class A shares--0.25% annually, commencing from the date the purchase order is accepted, for all Funds (except the Municipal Bond Fund, for which the trail commission is 0.15%, and the Money Market Fund, for which no trail commission is paid); Class B shares--0.25% annually, for all Funds (except the Municipal Bond Fund, for which the trail commission is 0.15%, and the Money Market Fund, for which no trail commission is paid); and Class C shares--1.00% annually, for all Funds other than the Core Bond, U.S. Government Securities, Municipal Bond and Money Market Funds and 0.90% annually, for the Core Bond, U.S. Government Securities and Municipal Bond Fund (no trail commission is paid on the Money Market Fund). The trail commission payable following conversion of Class B and Class C shares to Class A shares will be in accordance with the amounts paid for Class A shares. For Class B and Class C shares sold on or after May 1, 1995, trail commissions commence 13 months after purchase. For Class B and Class C shares sold prior to May 1, 1995, trail commissions commence the date the purchase order is accepted. Trail commissions for shares sold prior to April 1, 1994 will be paid as noted below.

In the case of Class B shares and Class C shares sold on or after May 1, 1995, the Distributor and, with respect to shares purchased before October 1, 1997, the Former Distributor, will advance to securities dealers the first year service fee at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, the Distributor may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. In the case of sales of Class B shares, the Distributor will pay each dealer a fee of 4% of the amount of

Class B shares purchased (0.25% is the advancement of the first year service fee and the remainder is a commission or transaction fee). No commission or transaction fee is paid for sales of shares of Class B of the Money Market Fund. In the case of sales of Class C shares, the Distributor will pay each securities dealer a fee of 1.00% (0.90% in the case of the Core Bond, U.S. Government Securities and Municipal Bond Fund) of the purchase price of Class C shares purchased through such securities dealer (0.25% is the advancement of the first year service fee and the remainder is a commission or transaction fee). No commission or transaction fee is paid for sales of shares of Class C of the Money Market Fund or the Municipal Money Market Fund.

In adopting the Plans, the Trustees determined that the adoption of the Plans is in the best interests of the Trust and its shareholders, that there is a reasonable likelihood that the Plans will benefit the Trust and its shareholders, and that the Plans are essential to, and an integral part of, the Trust's program for financing the sale of shares of the various Funds of the Trust to the public.

The Distributor is a broker/dealer registered under the Securities Exchange Act of 1934, as amended ("1934 Act") and a member of the NASD. The Distributor's address is the same as that of the Trust.

Neither a Plan nor any related agreements can take effect until approved by a majority vote of both all the Trustees and those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related to it (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such Plan and the related agreements.

The Plans will continue in effect only so long as their continuance is specifically approved at least annually by the Trustees in the manner described above. The Trustees will receive quarterly and annual statements concerning distribution and shareholder servicing expenditures. In such statements, only expenditures properly attributable to the sale or servicing of a particular class of shares will be used to justify any distribution or servicing fee charged to that class. Expenditures not related to the sale or servicing of a particular class will not be presented to the Trustees to justify any fee attributable to that class. The statements, including the allocations upon which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan may be terminated at any time with respect to any one or more Funds by a majority vote of the Independent Trustees or by vote of a majority of the outstanding voting securities attributable to Class A, Class B and Class C shares, as applicable, of such Fund or Funds. If a Plan is terminated by the Trustees or is otherwise discontinued with respect to one or more Funds, no further payments would be made by the Trust in respect of the Class A, Class B and Class C shares, as applicable, of such Fund or Funds under that Plan. A Plan may remain in effect with respect to Class A, Class B, or Class C shares, as applicable, of a Fund even if it has been terminated with respect to the Class A, Class B and Class C shares, as applicable, of one or more other Funds.

A Plan may not be amended with respect to any class of any Fund so as to materially increase the amount of the fees payable thereunder unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of such class of such Fund. In addition, no material amendment to a Plan may be made unless approved by the Trustees in the manner described above for Trustee approval of the Plans.

During the fiscal year ended October 31, 2000, the Funds paid to the Distributor the following distribution and service fees:

                                                                                DISTRIBUTION AND SERVICE FEES
                                                                        -------------------------------------------
Fund                                                                    Class A            Class B         Class C
----                                                                    -------            -------         -------
Growth & Income Fund                                                    $141,047         $1,077,287      $1,627,385
Large Cap Growth Fund                                                     26,687            269,230         250,016
Mid Cap Growth Fund                                                       30,089            247,274         232,919
Mid Cap Value Fund                                                         2,735             22,195             494
Science & Technology Fund                                                  4,218             43,890           1,345
Small Cap Growth Fund                                                      8,617             57,253          22,481
Small Cap Index Fund                                                       3,791             14,594              41
Socially Responsible Fund                                                  2,119             11,576              91
Stock Index Fund                                                           8,638             74,799             549
Global Equity Fund                                                        32,316            178,789         310,964
International Equity Fund                                                 19,093            162,244          63,986
International Small Cap Fund                                              21,276            129,910         114,276
Balanced Fund                                                             20,979            127,489         434,292
Core Bond Fund                                                            12,104             44,808          35,079
High Yield Bond Fund                                                         281              4,873             744
Municipal Bond Fund                                                        7,687             46,249          30,606
Strategic Income Fund                                                     26,192            180,981         165,037
U.S. Government Securities Fund                                          110,086             98,571          87,079
Money Market Fund                                                              0                  0               0
Municipal Money Market Fund                                                  656              1,452               0
Aggressive Growth LifeStyle Fund                                           1,213             29,870             175
Moderate Growth LifeStyle Fund                                               479             26,882             107
Conservative Growth LifeStyle Fund                                           454             24,671              79

For the period November 1, 1999 through July 7, 2000, the VALIC Funds noted below paid to an affiliate, AGD, the distributor of such Funds, the following distribution and service fees:

                                                                            DISTRIBUTION AND SERVICE FEES
                                                                           ------------------------------
Fund                                                                       Class A               CLASS B
----                                                                       -------               -------
Mid Cap Value Fund                                                         $ 3,973              $ 46,651
Science & Technology Fund                                                    2,052                24,120
Small Cap Index Fund                                                         5,865                29,296
Socially Responsible Fund                                                    3,085                24,201
Stock Index Fund                                                            11,958               135,685
High Yield Bond Fund                                                           292                 7,157
Municipal Money Market Fund                                                  7,465                20,404

UNDERWRITERS

For the periods November 1, 1997 to October 31, 1998, November 1, 1998 to October 31, 1999, and November 1, 1999 to October 31, 2000, the Distributor received underwriting commissions of $560,557; $342,421 and $1,989,697, respectively. The dollar amounts were comprised as reflected below, with respect to shares of the following Funds:

                                            11/1/97 TO        11/1/98 TO      11/1/99 TO
FUND                                         10/31/98          10/31/99        10/31/00
---------------------------------------------------------------------------------------------
Mid Cap Growth Fund                           $ 37,678          $ 29,267       $    68,999
International Small Cap Fund                     7,460             2,890           117,475
Large Cap Growth Fund                           35,566            26,686            56,135
Global Equity Fund                              50,852            39,745             7,865
Growth & Income Fund                           232,745           179,324           174,121
International Equity Fund                       10,257            13,846            19,419
Strategic Income Fund                           52,633             9,887             2,290
Core Bond Fund                                  18,138             5,727             5,347
U.S. Government Securities Fund                 58,690            19,362             8,221
Municipal Bond Fund                             15,834             1,493            11,883
Balanced Fund                                   37,883            12,245             8,394
Small Cap Growth Fund                            2,821/1/          1,949            47,942
Mid Cap Value Fund                                 N/A               N/A            17,499/4/
Stock Index Fund                                   N/A               N/A            41,949/4/
Small Cap Index Fund                               N/A               N/A             1,340/4/
Socially Responsible Fund                          N/A               N/A             1,956/4/
High Yield Bond Fund                               N/A               N/A             4,143/4/
Aggressive Growth LifeStyle Fund                   N/A               N/A            24,452/4/
Moderate Growth LifeStyle Fund                     N/A               N/A            15,148/4/
Conservative Growth LifeStyle Fund                 N/A               N/A            25,925/4/
Municipal Money Market Fund                        N/A               N/A               N/A
Money Market Fund                                  N/A               N/A               N/A
Science & Technology Fund                          N/A               N/A            63,722/2/
Josephthal Strategic Growth Fund                   N/A               N/A         1,265,472/3/

/1/ For the period January 6, 1998, (commencement of operations) to October 31, 1998.
/2/ For the period March 1, 2000, (commencement of operations) to October 31, 2000.
/3/ For the period September 18, 2000, (commencement of operations) to October 31, 2000.
/4/  For the period July 7, 2000 to October 31, 2000.

Of the total underwriting commissions received during the three fiscal year periods, $95,918, $58,916 and $126,810, respectively, were retained by the Distributor. The balance of such commissions was paid to securities dealers and the promotional agent. During such periods the Distributor did not receive directly or indirectly from the Trust any compensation on the redemption or repurchase of Trust shares, brokerage commissions or other underwriting compensation.

For the fiscal year ending October 31, 1999, and for the period November 1, 1999 to July 7, 2000, AGD and the underwriter to the VALIC Funds received underwriting commissions of $90,073 and $307,778, respectively. The dollar amounts were comprised as reflected below, with respect to shares of the following funds:

                                                 11/01/98          11/01/99
FUND                                          to 10/31/99       to 07/07/00
----                                          ------------      -----------
Mid Cap Value Fund                              $   4,005         $  16,222
Stock Index Fund                                   42,505            85,990
Small Cap Index Fund                                2,906             7,078
Socially Responsible Fund                           4,929            11,402
High Yield Bond Fund                                  661             9,565
Aggressive Growth LifeStyle Fund                   16,130            51,561
Moderate Growth LifeStyle Fund                      6,298            28,987
Conservative Growth LifeStyle Fund                 12,639            30,647
Municipal Money Market Fund                           N/A               N/A
Money Market Fund                                     N/A               N/A
Science & Technology Fund                             N/A            66,326/2/

/2/ For the period March 1, 2000, (commencement of operations) to
    October 31, 2000.

Of the total underwriting commissions received during the above referenced periods, $4,675 and $32,166, respectively, were retained by AGD. The balance of such commissions was paid to American General Financial Advisors, Inc., an affiliated broker-dealer. During such periods AGD did not receive directly or indirectly from the Funds any compensation on the redemption or repurchase of Fund shares, brokerage commissions or other underwriting compensation.

                            OTHER SERVICES AGREEMENT

The Trust has entered into a Services Agreement with AGAM for the provision of recordkeeping and shareholder services to retirement and employee benefit plans and the LifeStyle Funds purchasing Class I shares. Under the terms of the Services Agreement, the Trust pays AGAM a fee on Class I shares equal to .25% of average net assets of each Fund's Class I shares, except for the LifeStyle Funds. For the period November 1, 1999 through July 7, 2000, Mid Cap Value, Science & Technology, Socially Responsible, High Yield Bond, Stock Index, Small Cap Index, and Municipal Money Market Funds had a similar agreement in which the Funds paid VALIC Retirement Services Company ("VRSCO") and VALIC Investment Services Company ("VISCO"), affiliates of VALIC, for the provision of recordkeeping and shareholder services to retirement and employee benefit plans purchasing Class I shares pursuant to an administrative services agreement identical to the one in place for the Trust. For the fiscal year ended
October 31, 1999 and 2000, the Funds paid in the aggregate $7,836 and $81,290, respectively, to AGAM, VRSCO and VISCO for such services. The dollar amounts of such payments are reflected below.

                                                     PAYMENTS TO VRSCO/VISCO              PAYMENTS TO AGAM
                                                     -----------------------              ----------------
FUND                                           11/01/98                11/01/99               11/01/99
                                            to 10/31/99             to 10/31/00            to 10/31/00
                                            -----------             ------------           -----------
Growth & Income Fund                                N/A                     N/A              $   6,405
Large Cap Growth Fund                               N/A                     N/A                  9,860
Mid Cap Growth Fund                                 N/A                     N/A                  7,458
Mid Cap Value Fund                            $   3,579               $   4,268                  7,121
Science & Technology Fund                           N/A                     528                    381
Small Cap Growth Fund                               N/A                     N/A                  8,767
Small Cap Index Fund                                N/A                       0                      0
Socially Responsible Fund                         4,044                   5,002                  3,706
Stock Index Fund                                    N/A                       0                      0
Global Equity Fund                                  N/A                     N/A                      0
International Equity Fund                           N/A                     N/A                 10,494
International Small Cap Fund                        N/A                     N/A                      0
Balanced Fund                                       N/A                     N/A                  2,974
Core Bond Fund                                      N/A                     N/A                 12,555
High Yield Bond Fund                                213                      24                     85
Municipal Bond Fund                                 N/A                     N/A                      0
Strategic Income Fund                               N/A                     N/A                  1,662
U.S. Government Securities Fund                     N/A                     N/A                      0
Money Market Fund                                   N/A                     N/A                      0
Municipal Money Market Fund                         N/A                       0                      0
Aggressive Growth LifeStyle Fund                    N/A                     N/A                      0
Moderate Growth LifeStyle Fund                      N/A                     N/A                      0
Conservative Growth LifeStyle Fund                  N/A                     N/A                      0

The Trust has entered into an Advisory Agreement with AGAM which includes reimbursement to AGAM for various expenses related to financial, accounting and administrative services provided to the Funds. For the fiscal years ended October 31, 1998, 1999 and 2000, the Funds paid in the aggregate $1,195,976, $1,216,461 and $1,387,842, respectively, to AGAM for such services. The dollar amounts for each Fund are as follows:


FUND                                           11/01/97                11/01/98               11/01/99
----                                        to 10/31/98             to 10/31/99            to 10/31/00
                                            -----------             -----------            -----------
Growth & Income Fund                          $ 341,295               $ 434,861              $ 488,309
Large Cap Growth Fund                            43,869                  56,337                 92,681
Mid Cap Growth Fund                              52,159                  63,966                 87,397
Mid Cap Value Fund                                  N/A                     N/A                  6,104
Science & Technology Fund                           N/A                     N/A                  5,184
Small Cap Growth Fund                               451                   1,488                 16,007
Small Cap Index Fund                                N/A                     N/A                  2,699
Socially Responsible Fund                           N/A                     N/A                  3,611
Stock Index Fund                                    N/A                     N/A                 10,388
Global Equity Fund                              200,695                 164,347                100,111
International Equity Fund                        44,659                  39,260                 48,918
International Small Cap Fund                     27,027                  23,176                 46,369
Balanced Fund                                   152,504                 140,051                101,734
Core Bond Fund                                   26,199                  24,557                130,390
High Yield Bond Fund                                N/A                     N/A                 21,839
Municipal Bond Fund                              26,126                  23,167                 19,678
Strategic Income Fund                           130,292                 104,964                 70,665
U.S. Government Securities Fund                 121,860                 106,197                 81,338
Money Market Fund                                28,840                  34,090                 41,454
Municipal Money Market Fund                         N/A                     N/A                  2,388
Aggressive Growth LifeStyle Fund                    N/A                     N/A                      0
Moderate Growth LifeStyle Fund                      N/A                     N/A                      0
Conservative Growth LifeStyle Fund                  N/A                     N/A                      0
Josephthal Strategic Growth Fund Fund               N/A                     N/A                 10,578

Boston Financial Data Services, Inc., Boston, Massachusetts, is the ("Transfer Agent") for the Funds. The Transfer Agent receives a fee from each Fund for services provided. For the fiscal periods ended October 31, 1998, 1999 and 2000, the Funds paid in the aggregate $1,212,886, $1,329,046, and $1,962,026, respectively, in transfer agent fees. The dollar amounts for each Fund are as follows:

                                                      11/01/97                11/01/98               11/01/99
FUND                                               to 10/31/98             to 10/31/99            to 10/31/00
----                                               -----------             -----------            -----------
Growth & Income Fund                                 $ 304,950               $ 376,715              $ 638,191
Large Cap Growth Fund                                   63,373                  89,017                137,166
Mid Cap Growth Fund                                     85,509                 102,694                130,916
Mid Cap Value Fund                                         N/A                     N/A                 14,674
Science & Technology Fund                                  N/A                     N/A                 14,449
Small Cap Growth Fund                                    7,218                   9,187                 32,653
Small Cap Index Fund                                       N/A                     N/A                  7,661
Socially Responsible Fund                                  N/A                     N/A                  8,993
Stock Index Fund                                           N/A                     N/A                 29,570
Global Equity Fund                                     205,154                 184,116                155,674
International Equity Fund                               68,183                  61,348                 80,226
International Small Cap Fund                            44,898                  44,945                 69,971
Balanced Fund                                          135,205                 129,193                143,751
Core Bond Fund                                          33,461                  37,925                108,293
High Yield Bond Fund                                       N/A                     N/A                 29,985
Municipal Bond Fund                                     12,092                  18,297                 29,045
Strategic Income Fund                                  111,198                 103,440                 98,918
U.S. Government Securities Fund                        112,805                 101,959                122,589
Money Market Fund                                       28,840                  70,210                 76,553
Municipal Money Market Fund                                N/A                     N/A                  6,733
Aggressive Growth LifeStyle Fund                           N/A                     N/A                      0
Moderate Growth LifeStyle Fund                             N/A                     N/A                      0
Conservative Growth LifeStyle Fund                         N/A                     N/A                      0
Josephthal Strategic Growth Fund                           N/A                     N/A                 26,015

National Financial Date Services, Inc., 330 West 9th Street, Kansas City, Missouri, 64105, was the ("Transfer Agent") for Mid Cap Value, Stock Index, Socially Responsible, High Yield Bond, Aggressive Growth LifeStyle, Conservative Growth LifeStyle, Moderate Growth LifeStyle, Municipal Money Market and Science & Technology Funds for the periods November 1, 1998 through October 31, 1999, and November 1, 1999 through July 7, 2000. For such periods, the Funds paid in the aggregate $257,310 and $287,957, respectively, in transfer agent fees. The dollar amounts for each Fund are as follows:

                                                                11/01/98               11/01/99
FUND                                                          to 10/31/99            to 07/07/00
----                                                          -----------            -----------
Mid Cap Value Fund                                             $  18,640              $  27,440
Science & Technology Fund                                            N/A                 10,090
Small Cap Index Fund                                              15,744                 16,591
Socially Responsible Fund                                         17,278                 20,323
Stock Index Fund                                                  28,946                 57,713
High Yield Bond Fund                                             161,837                139,859
Municipal Money Market Fund                                       14,865                 15,941
Aggressive Growth LifeStyle Fund                                       0                      0
Moderate Growth LifeStyle Fund                                         0                      0
Conservative Growth LifeStyle Fund                                     0                      0

VALIC had entered into an Accounting Services Agreement to provide accounting services for Mid Cap Value, Stock Index, Small Cap Index, Socially Responsible, High Yield Bond, Aggressive Growth LifeStyle, Conservative Growth LifeStyle, Moderate Growth LifeStyle, Municipal Money Market and Science & Technology Funds. For the fiscal year ended October 31, 1999, and for the period November 1, 1999 to July 7, 2000, the Funds paid VALIC in the aggregate $28,981 and $27,375, respectively, for these services. The dollar amounts for each Fund are as follows:

                                                         11/01/98               11/01/99
FUND                                                  to 10/31/99            to 07/07/00
----                                                  -----------            -----------
Mid Cap Value Fund                                      $   2,066              $   2,615
Science & Technology Fund                                     N/A                  1,033
Small Cap Index Fund                                        1,725                  1,584
Socially Responsible Fund                                   1,915                  1,927
Stock Index Fund                                            3,323                  5,433
High Yield Bond Fund                                       18,307                 13,289
Municipal Money Market Fund                                 1,645                  1,494
Aggressive Growth LifeStyle Fund                                0                      0
Moderate Growth LifeStyle Fund                                  0                      0
Conservative Growth LifeStyle Fund                              0                      0


                              PORTFOLIO BROKERAGE

Pursuant to the Subadvisory Agreements, the Subadvisors are responsible for placing all orders for the purchase and sale of portfolio securities of the Funds, the portfolio transactions for which are the responsibility of the Adviser. The Subadvisors have no formula for the distribution of the Funds' brokerage business, their intention being to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Funds. The cost of securities transactions for each Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisors will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

The Subadvisors consider various factors in selecting brokers through which orders for client accounts are executed. The Subadvisors' primary consideration is the broker's ability to provide the best execution of the trade (including both trade price and commission). Assuming equal execution capabilities, the Subadvisors also take other factors into account.

In determining which brokers provide best execution, the Subadvisors look primarily to the stock price quoted by the broker, and normally place orders with the broker through which they can obtain the most favorable price. If the same price is available from more than one broker, a Subadvisor's judgment as to the following factors may influence the selection of a broker for a particular trade: the execution, clearance and settlement capabilities of the brokers under consideration; the nature of the security being traded; the difficulty of execution; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the financial stability of the brokers under consideration; actual or apparent operational problems of any broker under consideration; and the negotiated commission rates available at the time of the trade. The Subadvisors may also consider the willingness of particular brokers to sell shares of the Fund, subject to best execution and difficulty of execution.

The Subadvisors may also consider the nature and extent of research services provided when they select brokers. Assuming equal execution capabilities as described above, the Subadvisors may direct commission business to brokers who provide research services. Such services include, but are not limited to: analyses and reports concerning economic factors and trends, industries, specific securities, portfolio strategy, and valuation and performance of accounts; advice regarding critical factors supporting research recommendations and special reports or information based on the specific requests of a Subadvisor's portfolio manager/analysts. The Subadvisors may also from time to time obtain research services prepared by third parties and provided by brokers in exchange for a predetermined amount of commission business. These services include portfolio monitoring, analysis and performance measurement systems, various economic forecasting and research services covering stocks and bonds, research and trading conferences, and a source of information as to block trading opportunities. Some third party arrangements are cancelable at any time while others require notice. Such third party arrangements do not involve a substantial amount of the Subadvisors' commission business on behalf of clients. The Subadvisors may employ affiliated brokers for portfolio transactions.

In accordance with industry practice, commission rates are normally determined through negotiations with brokers conducted by the Subadvisors' traders. These negotiations take into account industry norms for particular transactions, the size and type of trades, the size and expertise of the brokerage firm involved and the nature of brokerage and research services provided, including special services in connection with a particular trade. (Such special services could include, among other things, the assumption of market risk in connection with a trade or series of trades or the facilitation of trades in a thin or volatile market.) Commission rates paid by the Subadvisors in those cases may be higher than those charged by brokers for execution of similar trades without the provision of research and/or special services.

No precise monetary value can be assigned to research and special execution services furnished to the Subadvisors by brokers. The Subadvisors will review all research services and will determine if the amounts of commissions directed to brokers are reasonable in relation to the value of the brokerage and research services provided, viewed in terms of both particular transactions and the Subadvisors' overall responsibilities with respect to the accounts over which they exercise investment discretion. Each Subadvisor will maintain an internal allocation procedure to identify those brokers who provide them with research services and the amount of research services they provide, and will endeavor to direct sufficient commissions to them to ensure the continued receipt of such services as the Subadvisor believes to be valuable.

Research services furnished by brokers may be used in servicing all of the Funds of the Trust advised by a Subadvisor and any other accounts over which that Subadvisor exercises investment discretion, although not all of such services may be used in connection with any particular Fund that paid commissions to the brokers providing such services.

The Subadvisors' practices in selecting brokers will be reviewed periodically by the Trustees.

The Funds may enter into directed brokerage arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a Fund from or through a broker-dealer, in exchange for directing the Fund's brokerage transactions to that broker-dealer.

The Subadvisors and/or their affiliates currently manage portfolios and accounts other than those of the Trust. Although investment recommendations or determinations for the Trust's Funds will be made by the Subadvisors independently from the investment recommendations and determinations made by them for any other portfolio or account or by the Subadvisors' affiliates for the portfolios or accounts they manage, investments deemed appropriate for the Trust's Funds by the Subadvisors may also be deemed appropriate by them or affiliated advisers for other portfolios or accounts, so that the same security may be purchased or sold at or about the same time for both the Trust's Funds and such other portfolios or accounts. In such circumstances, the Subadvisors may determine that orders for the purchase or sale of the same security for the Trust's Funds and one or more other portfolios or accounts should be combined, in which event the transactions will be priced and allocated in a manner deemed by the Subadvisors to be equitable and in the best interests of the Trust's Funds and such other portfolios or accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Subadvisors and the Trust believe that its participation in such transactions on balance will produce better overall results for the Trust.

For the fiscal years ended October 31, 1998, 1999, and 2000, the Funds paid brokerage commissions in connection with portfolio transactions of $947,399; $1,173,068, and $2,137,413, respectively. The dollar amounts represented by each of the Funds are as follows:

                                                    11/1/97 TO                  11/1/98 TO                  11/1/99 TO
FUND                                                  10/31/98                    10/31/99                    10/31/00
----                                                ----------                  ----------                  ----------
Mid Cap Growth Fund                                  $ 123,987                   $ 142,896                   $ 143,814
International Small Cap Fund                            37,107                     164,253                     853,646
Large Cap Growth Fund                                   59,360                      74,175                     120,284
Global Equity Fund                                     156,058                     254,432                     431,830
Growth & Income Fund                                    96,897                     161,296                     206,068
International Equity Fund                              151,566                      81,511                      85,245
Balanced Fund                                          321,229                     293,100                     182,002
Small Cap Growth Fund                                    1,195                       1,405                      38,047
Mid Cap Value Fund                                         N/A                         N/A                      48,831
Science & Technology Fund                                  N/A                         N/A                       8,382
Small Cap Index Fund                                       N/A                         N/A                       1,479
Socially Responsible Fund                                  N/A                         N/A                       1,194
Stock Index Fund                                           N/A                         N/A                       1,626
Josephthal Strategic Growth Fund                           N/A                         N/A                      14,965

The increase in brokerage commissions for the International Small Cap Fund and the Global Equity Fund resulted from repositioning of each Fund's portfolio by the new manager. For the Small Cap Growth Fund, the increase resulted from transitioning the portfolio out of poor performing small cap growth stocks.

From November 1, 1999 to October 31, 2000, brokerage commissions were paid to Donaldson, Lufkin & Jenrette/CS First Boston as follows:

                                                                                          % OF AGGREGATE $
                                                      % OF TRUST'S BROKERAGE                  AMOUNT OF
                               11/01/99 TO           COMMISSIONS REPRESENTED              TRANSACTIONS FOR
FUND                              10/31/00                FOR THE PERIOD                      THE PERIOD
----                           ------------          -----------------------              ------------------
Growth & Income                  $  31,481                     15.3%                             15.8%
Balanced                             5,977                      3.3%                              2.9%
Global Equity                        6,830                      1.6%                              1.6%
International Small Cap              2,880                      0.3%                              0.4%
Small Cap Growth                       324                      0.9%                              0.5%
Mid Cap Growth                       1,083                      0.8%                              0.6%
Mid Cap Value                          950                      1.9%                              2.6%
Socially Responsible                    16                      1.3%                              0.5%
Josephthal Strategic                 1,350                      9.0%                              6.4%
 Growth
Science & Technology                   139                      1.5%                              1.5%

From November 1, 1999 to October 31, 2000, brokerage commissions were paid to Morgan Stanley as follows:

                                                                                         % OF AGGREGATE $
                                                      % OF TRUST'S BROKERAGE                AMOUNT OF
                               11/01/99 TO           COMMISSIONS REPRESENTED             TRANSACTIONS FOR
FUND                              10/31/00                FOR THE PERIOD                    THE PERIOD
----                           -----------           -----------------------             -----------------
Growth & Income                  $   6,583                      3.2%                            3.1%
Balanced                            14,803                      8.1%                            5.6%
Global Equity                       37,509                      8.7%                            7.5%
International Equity                     5                      0.0%                            0.0%
International Small Cap             25,244                      3.0%                            2.9%
Small Cap Growth                     1,038                      2.7%                            1.1%
Mid Cap Growth                       2,319                      1.6%                            1.1%
Mid Cap Value                        2,135                      4.4%                            4.3%
Science & Technology                 1,236                     14.7%                            1.5%
Josephthal Strategic                 1,170                      7.8%                            8.3%
 Growth

From November 1, 1999 to October 31, 2000, brokerage commissions were paid to Neuberger Berman as follows:

                                                                                 % OF AGGREGATE $
                                             % OF TRUST'S BROKERAGE                  AMOUNT OF
                      11/01/99 TO           COMMISSIONS REPRESENTED              TRANSACTIONS FOR
FUND                     10/31/00                FOR THE PERIOD                      THE PERIOD
----                   ----------            ----------------------              -----------------
Mid Cap Value           $  23,089                      47.3%                           51.9%

From November 1, 1999 to October 31, 2000, brokerage commissions were paid to Salomon Smith Barney as follows:

                                                                                       % OF AGGREGATE $
                                                    % OF TRUST'S BROKERAGE                 AMOUNT OF
                             11/01/99 TO           COMMISSIONS REPRESENTED             TRANSACTIONS FOR
FUND                            10/31/00                FOR THE PERIOD                    THE PERIOD
----                         -----------            ----------------------             -----------------
Growth & Income                $  11,981                     5.8%                             5.3%
Balanced                           8,689                     4.8%                             3.7%
Global Equity                     14,436                     3.3%                             4.2%
International Equity                 754                     0.9%                             2.7%
International Small Cap            8,797                     1.0%                             1.4%
Small Cap Growth                   1,059                     2.8%                             1.2%
Mid Cap Growth                     1,188                     0.8%                             0.5%
Mid Cap Value                     15,944                    32.7%                            11.2%
Science & Technology               1,233                    14.7%                             1.3%


From November 1, 1999 to October 31, 2000, brokerage commissions were paid to JP Morgan as follows:

                                                                                  % of aggregate $
                                              % OF TRUST'S BROKERAGE                  AMOUNT OF
                       11/01/99 TO           COMMISSIONS REPRESENTED              TRANSACTIONS FOR
FUND                     10/31/00                 FOR THE PERIOD                      THE PERIOD
----                   -----------           -----------------------              -----------------
Growth & Income          $   1,575                     3.2%                              4.7%
Global Equity                6,964                     3.4%                              1.7%
Mid Cap Value               10,545                     2.4%                              2.5%

From November 1, 1998 to October 31, 1999, brokerage commissions were paid to Salomon Smith Barney as noted below. Effective March, 2000, Salomon Smith Barney was no longer an affiliate of any Fund.

                                                                                             % OF AGGREGATE
                                                          % OF TRUST'S BROKERAGE               $ AMOUNT OF
                                     11/0/98 TO          COMMISSIONS REPRESENTED            TRANSACTIONS FOR
FUND                                   10/31/99               FOR THE PERIOD                   THE PERIOD

International Small Cap Fund            $    12                   0.00%                            0.00%
International Equity Fund                 3,794                   4.65%                            3.52%
Global Equity Fund                       13,375                   5.25%                            4.46%
Small Cap Growth Fund                        13                   0.93%                            1.07%
Large Cap Growth Fund                     2,773                   3.74%                            5.45%
Growth & Income Fund                      5,316                   3.30%                            2.38%
Balanced Fund                             3,232                   1.10%                            1.94%



From November 1, 1998 to October 31, 1999, brokerage commissions were paid to J.P. Morgan Securities as noted below. Effective April, 1999, J.P. Morgan Securities was no longer an affiliate of any Fund.

                                                                                             % OF AGGREGATE
                                                          % OF TRUST'S BROKERAGE               $ AMOUNT OF
                                     11/0/98 TO          COMMISSIONS REPRESENTED            TRANSACTIONS FOR
FUND                                   10/31/99               FOR THE PERIOD                   THE PERIOD

International Small Cap Fund          $     169                    1.00%                           0.11%
International Equity Fund                   485                    0.59%                           0.34%
Global Equity Fund                       10,986                    4.32%                           3.38%
Large Cap Growth Fund                     2,341                    3.16%                           3.31%
Growth & Income Fund                      3,306                    2.05%                           2.38%
Balanced Fund                             9,958                    3.40%                           3.63%

For the fiscal year ended October 31, 1999, and from November 1, 1999 to July 7, 2000, the following VALIC Funds paid aggregate brokerage commissions of $57,738 and $56,797, respectively. The dollar amounts by each Fund are as follows:

                                                    YEAR ENDED      PERIOD OF 11/01/99
FUND                                                 10/31/99          TO 07/07/00
                                                    ----------      ------------------
Mid Cap Value Fund                                   $41,428            $37,840
Small Cap Index Fund                                   5,721              4,879
Socially Responsible Fund                              4,603              3,641
Stock Index Fund                                       5,986              2,889
High Yield Bond Fund                                       0                  0
Municipal Money Market Fund                                0                  0
Aggressive Growth LifeStyle Fund                           0                  0
Moderate Growth LifeStyle Fund                             0                  0
Conservative Growth LifeStyle Fund                         0                  0
Science & Technology Fund                                N/A              7,548

For the same periods, the above referenced Funds did not pay brokerage commissions to any of such Funds' affiliated brokers.

                            MULTIPLE PRICING SYSTEM

The Trust's Multiple Pricing System permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

CLASS A SHARES.   Purchases of Class A shares of less than $1 million are
offered for sale at net asset value per share plus a front end sales charge of up to 5.75% for the Equity Funds (4.75% for the Income Funds) payable at the time of purchase (with the exception of Class A shares of the Money Market Fund and Municipal Money Market Fund, which are offered without such a charge). Equity Funds are defined to include Growth & Income, Large Cap Growth, Mid Cap Growth, Mid Cap Value, Science & Technology, Small Cap Growth, Small Cap Index, Socially Responsible, Stock Index, Global Equity, International Equity, International Small Cap, Balanced, Aggressive Growth LifeStyle, Conservative Growth LifeStyle, Moderate Growth LifeStyle and Josephthal Strategic Growth Funds. Income Funds are defined to include Core Bond, High Yield Bond, Municipal Bond Strategic Income and U.S. Government Securities Funds.

Purchases of Class A shares of $1 million or more are offered for sale at net asset value without a front end sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% of the dollar amount subject thereto during the first year after purchase. In addition, Class A shares are subject to a distribution fee of up to .10% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class A shares of the Money Market Fund and Municipal Money Market Fund, which bear no such fees, and Class A shares of the Municipal Bond Fund, which are subject to a service fee of up to .15% of Class A average annual net assets and are not subject to any distribution fee). Certain purchases of Class A shares qualify for reduced front end sales charges.

CLASS B SHARES.   Class B shares are offered for sale for purchases of $250,000 or less. Class B shares are offered for sale at net asset value without a front end sales charge, but are subject to a CDSC of 5% of the dollar amount subject thereto during the first and second year after purchase, and declining by 1% each year thereafter to 0% after the sixth year. In addition, Class B shares are subject to a distribution fee of up to .75% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class B shares of the Money Market Fund and Municipal Money Market Fund, which bear no such fees). The Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. Class B shares purchased on or after October 1, 1997 will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted.

CLASS C SHARES.   Class C shares are offered for purchases of less than $1
million, at net asset value without a front end sales charge. Class C shares are subject to a CDSC of 1% of the dollar amount subject thereto during the first year after purchase. Class C shares are subject to a distribution fee of up to
 .75% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class
C shares of the Money Market Fund and Municipal Money Market Fund, which bear no such fees). Class C shares, like Class B shares, enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. Class C shares purchased on or after July 1, 1999 will not be converted to Class A shares after ten years. Class C shares purchased before July 1, 1999 will automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted.

INSTITUTIONAL CLASS I SHARES. Institutional Class I shares are offered for sale through employer plans. Institutional Class I shares are available to any qualifying employer plan once the plan establishes a minimum account balance of $1 million with the Trust.


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


Institutional Class I shares of each Fund are subject to an administrative services fee of .25% of each Fund's respective average annual net assets.

Institutional Class I shares are also available for purchase by or through the following:

     (1) Certain broker-dealers and other financial institutions that have entered into an agreement with the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar managed account program under which clients (a) pay an asset-based fee and (b) will have at least $1 million invested in Institutional Class I shares.

     (2) Registered investment advisers offering a "wrap account" or a similar managed account program under which clients (a) pay an asset-based fee and
     (b) will have at least $1 million invested in Institutional Class I shares.

     (3) Trust institutions and bank trust departments that (a) charge an asset-based fee and (b) will have at least $1 million invested in Institutional Class I shares.

     (4) A charitable organization (as defined for purposes of Section 501(c)(3) of the Code) investing $1 million or more.

Institutional Class I shares are also available for purchase by the Aggressive, Moderate and Conservative Growth LifeStyle Funds.

INSTITUTIONAL CLASS II SHARES. Institutional Class II shares are offered for sale only through employer plans, and are available for the Core Bond Fund and High Yield Bond Fund only. Institutional Class II shares are available to any qualifying employer plan once the plan establishes a minimum account balance of $500 million with the Trust.

CONTINGENT DEFERRED SALES CHARGE.   Purchases of $1 million or more of Class A
shares are subject to a CDSC of 1% if redeemed within one year of purchase; purchases of Class B shares are subject to a CDSC of 5% during the first and second year after purchase declining by 1% each year thereafter to 0% after the sixth year; and Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. The CDSC is not applicable with respect to redemption of shares of the Money Market Fund and Municipal Money Market Fund which were initially purchased as such and which were never exchanged for shares of the same class of another Fund. However, in the case of shares of the Money Market Fund and Municipal Money Market Fund which were obtained through an exchange, such shares are subject to any applicable CDSC due at redemption. Similarly, shares initially purchased as shares of the Money Market Fund and Municipal Money Market Fund which are subsequently exchanged for shares of the same class of other Funds will be subject to any applicable CDSC due at redemption.

CONVERSION FEATURE.   Class B shares (purchased on or after October 1, 1997) and
Class C shares (purchased before July 1, 1999) of all Funds except the Money Market Fund and Municipal Money Market Fund will automatically convert to Class A shares eight years and ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted and will thereafter no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee or other charge. (For Class B shares purchased prior to October 1, 1997 such conversion will take place six years after purchase.) Class B and Class C shares of the Money Market Fund and Municipal Money Market Fund do not convert to Class A shares of the Money Market Fund and Municipal Money Market Fund at any time, as shares of all classes of the Money Market Fund and Municipal Money Market Fund do not bear any distribution or service fees. In addition, because Class B and Class C shares of the Money Market Fund and Municipal Money Market Fund are not subject to any distribution or service fees, the applicable conversion period is tolled for any period of time in which Class B or Class C shares are held in that Fund. For example, if Class B shares of a Fund other than the Money Market Fund and Municipal Money Market Fund are exchanged for Class B shares of the Money Market Fund two years after purchase and are subsequently exchanged one year later for Class B shares of a Fund other than the Money Market Fund and Municipal Money Market Fund, the one year of ownership in the Money Market Fund and Municipal Money Market Fund does not count in the determination of the time of conversion to Class A shares.

For purposes of the conversion of Class B and Class C shares to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares, or purchased prior to July 1, 1999 through the reinvestment of dividends or distributions paid on Class C shares, as the case may be, will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares or Class C shares, as the case may be, in the sub-account will also convert to Class A shares.

The Trust believes that the conversion of either Class B or Class C shares to Class A shares does not constitute a taxable event under Federal income tax law. If the Trust's view on this matter changes, it may suspend conversion of Class B or Class C shares. In that event, which the Trust considers unlikely, no further conversions of Class B or Class C shares would occur, and those shares might continue to be subject to higher distribution and service fees for an indefinite period that may extend beyond the period ending eight years or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.

FACTORS FOR CONSIDERATION.   The Trust's Multiple Pricing System is designed to
provide investors with the option of choosing the class of shares which is best suited to their individual circumstances and objectives. The different sales charges, distribution and service fees and conversion features applicable to each class, as outlined above, should all be taken into consideration by investors in making the determination of which alternative is best suited for them. There are several key distinctions among the classes of shares that investors should understand and evaluate in comparing the options presented by the Multiple Pricing System. Class A shares are subject to lower distribution and service fees than are Class B and Class C shares, and, accordingly, pay correspondingly higher dividends per share. However, because a front end sales charge is deducted at the time of purchase for purchases of less than $1 million of Class A shares, investors purchasing Class A shares do not have all of their funds invested initially and, therefore, initially own fewer shares than they would own if they had invested the identical sum in Class B shares or Class C shares instead. In addition, Class C shares are subject to the same ongoing distribution and service fees as Class B shares but are subject to a CDSC for a shorter period of time (one year as opposed to six years) than Class B shares. However, Class B shares convert to Class A shares, and lower ongoing distribution and service fees, in a shorter time frame than do Class C shares.

In light of these distinctions among the classes of shares, investors should weigh such factors as (i) whether they qualify for a reduced front end sales load for a purchase of Class A shares; (ii) whether, at the time of purchase, they anticipate being subject to a CDSC upon redemption if they purchase Class A shares (purchases of $1 million or more), Class B shares or Class C shares;
(iii) the differential in the relative amounts that would be paid during the anticipated life of investments (which are made at the same time and in the same amount) in each class which are attributable to (a) the front end sales charge (for purchases of less than $1 million) and any applicable CDSC (for purchases of $1 million or more) and accumulated distribution and service fees payable with respect to Class A shares and (b) the accumulated distribution and service fees (and any applicable CDSC) payable with respect to Class B shares or Class C shares prior to their conversion to Class A shares; and (iv) to what extent the differential referred to above might be offset by the higher yield of Class A shares. Investors should also weigh these considerations against the fact that the higher continued distribution and service fees associated with Class B shares and Class C shares will be offset to the extent any return is realized on the additional funds initially invested and that there can be no assurance as to the return, if any, which will be realized on such additional funds. Class A shares are, in general, the most beneficial for the investor who qualifies for reduced front end sales charges. For this reason, Class B shares are not offered for purchases in excess of $250,000 and Class C shares are not offered for purchases of $1 million or more. Investors should consult their investment representative for assistance in evaluating the relative benefits of the different classes of shares.

Dividends paid by a Fund with respect to each class of shares will be calculated in substantially the same manner at the same time on the same day, except that distribution and service fees and any other costs specifically attributable to a particular class of shares will be borne solely by the applicable class. Shares of a Fund may be exchanged for shares of the same class of any other Fund, but not for shares of other classes of any Fund.

Taxable dividends from any source, other than long-term capital gains, distributed to individuals by mutual funds are currently taxed at federal income tax rates of up to 39.6%, and the effective tax rate may be higher due to limitations at higher income levels on allowable deductions and exemptions. Long-term capital gains distributed to individuals by mutual funds are currently taxed at a federal income tax rate of 20%. Taxable dividends from any source, including long-term capital gains, distributed to corporations by mutual funds are currently taxed at federal income tax rates of up to 35%. Additionally, state taxes on mutual fund distributions reduce after-tax returns.

                       PURCHASE, REDEMPTION AND PRICING

Certain Qualified Purchasers.   No front end sales charge or CDSC is applicable
to any sale of Class A shares to any current or retired Trustee or officer of the Trust or of a Fund, or to the immediate families (i.e., the spouse, children, mother or father) of such persons, or any director, officer, or full-time employee or registered representative (and when permitted, the employees thereof) of broker/dealers having Dealer Agreements with the Distributor ("Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons), or any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of Fund shares, and their immediate families. In addition, no front end sales charge or CDSC is applicable on any sale to American General Corporation or any of its affiliates, the

Subadvisors, or to a director, officer, full-time employee or sales representative of American General Corporation or any of its affiliates, the Subadvisors or any of their affiliates, or to the immediate families of such persons, or any trust, pension, profit-sharing or other benefit plan for the benefit of such persons. Furthermore, no front end sales charge or CDSC is applicable to any sale of Class A shares to: (1) financial institution trust departments investing an aggregate of $1 million or more in the Funds; (2) accounts for which broker/dealers, financial institutions, or financial planners charge and account management fee (also called a "wrap" fee); (3) tax-qualified plans with more than $1 million in plan assets; (4) tax-qualified plans purchasing shares with loan repayments from participants; and (5) by a Fund in connection with the acquisition of another investment company.

No front end sales charge or CDSC on Class A shares is applicable to continuing purchase payments made in connection with Code Section 401 qualified plans that were invested in the Fund prior to April 1, 1994.

A qualified retirement plan that is currently a shareholder of the Fund may make additional purchases of Class A shares at net asset value (i.e., without the imposition of a front end sales load or CDSC). A commission or transaction fee of 1.00% will be paid by the Distributor to broker-dealers, banks and other financial service firms subject to a chargeback to the firm for redemptions made within one year from the date of purchase.

Shares may be sold at net asset value to certain categories of investors, including to shareholders of other investment companies, who invest in North American Funds in response to certain promotional activities.

Class A shares may be purchased at net asset value by certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar account program under which such clients pay a fee to such broker-dealer or other financial institution. Class A shares may also be purchased at net asset value by registered investment advisers for the benefit of client accounts if the adviser charges a fee (other than brokerage commissions) for his services.

DETERMINATION OF NET ASSET VALUE

The following supplements the discussion set forth in the Prospectus. The assets belonging to each class of shares of a Fund will, in each case, be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class.

The Trustees have authorized the Funds to value certain debt securities by reference to valuations obtained from pricing services which take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations of such securities, without extensive reliance upon quoted prices, since such valuations are believed by the Trustees to more accurately reflect the fair value of such securities.

Securities held by each of the Funds other than the Money Market Fund and the Municipal Money Market Fund, except for money market instruments with remaining maturities of 60 days or less, are valued as follows: securities which are traded on stock exchanges are valued at the last sales price as of the close of the Exchange, or lacking any sales, at the closing bid prices. Securities traded only in the "over-the-counter" market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the Exchange. Securities and assets for which market quotations are not readily available or not obtained from a pricing service are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. If approved by the Trustees, the Fund may make use of a pricing service or services in determining the net asset value of the classes of the Funds.

All instruments held by the Money Market Fund and the Municipal Money Market Fund and money market instruments with a remaining maturity of 60 days or less held by the other Funds will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

The Money Market Fund and the Municipal Money Market Fund uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by Rule 2a-7, the Money Market Fund and the Municipal Money Market Fund will maintain a dollar weighted average maturity of 90 days or less. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's and the Municipal Money Market Fund's price per share (for each class) as computed for the purposes of sales and redemptions at $1.00.

REDEMPTION IN KIND

Although it is each of the Funds' present policy to make payment of redemption proceeds in cash, if the Trustees determine it appropriate, redemption proceeds may be paid in whole or in part by a distribution in kind of marketable securities held by that Fund subject to the limitation that each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one account. If a redemption in kind is made, a shareholder might be required to bear transaction costs, including brokerage commissions, to dispose of such securities. A Fund will endeavor to only distribute securities for which there is an active trading market.

REPURCHASE OF SHARES

The Distributor is authorized to repurchase Fund shares through certain securities dealers who have entered into dealer agreements with the Distributor. The offer to repurchase may be suspended by the Distributor at any time.
Dealers may charge for their services in connection with a repurchase, but neither the Fund nor the Distributor makes any such charge. Repurchase arrangements differ from redemptions in that the dealer buys the shares as principal from his customer in lieu of tendering shares to the Fund for redemption as agent for the customer. The proceeds to the shareholder will be the net asset value of the shares repurchased as next determined after receipt of the repurchase order by the dealer. By a repurchase, the customer should be able to receive the sale proceeds from the dealer more quickly. Shareholders should contact their dealers for further information as to how to effect a repurchase and the dealer's charges applicable thereto.

PAYMENT FOR THE SHARES PRESENTED

Payment for shares presented for redemption will be based on the net asset value of the applicable class of the applicable Fund next computed after a request is received in proper form at the offices of the transfer agent' as described below. Certain redemptions of Class A, B and C shares may be subject to a CDSC, which will be deducted from the redemption proceeds. Payment proceeds will be mailed within seven days following receipt of all required documents. However, payment may be postponed or the right of redemption suspended (i) for any period during which the New York Stock Exchange is closed for other than customary weekend and holiday closing or during which trading on the New York Stock Exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the Commission may by order permit for the protection of shareholders, provided that applicable rules and regulations of the Commission shall govern as to whether the conditions described in (i) and (ii) exist. Payment of proceeds may also be delayed if the shares to be redeemed or repurchased were purchased by check and that check has not cleared (which may be up to 15 days or more).

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENTS

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, currently acts as Custodian of all the Fund's assets, as well as the bookkeeping, transfer and dividend disbursing agent for all of the Funds of the Trust. State Street may make arrangements to perform certain of its functions through Boston Financial Data Services. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depositary Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

                                 CAPITAL STOCK

All shares of beneficial interest, $.001 par value per share, of each Fund have equal voting rights (except as described below with respect to matters specifically affecting a class of shares) and have no preemptive or conversion rights. The Trust's Agreement and Declaration of Trust permits the issuance of multiple classes of shares pursuant to the Multiple Pricing System. Shares of each class of a Fund represent interests in that Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.

All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by series (Fund) or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the plan of distribution relating to Class A shares will only be voted on by Class A shares). Matters required by the 1940 Act to be voted upon by each affected series include changes to (i) the Advisory Agreement, (ii) a Subadvisory Agreement and (iii) fundamental investment objectives and policies.

The Trust is not generally required to hold annual meetings of shareholders. However, the Trustees may call special meetings of shareholders for action by shareholder vote as may be requested in writing by the holders of 25% or more of the outstanding shares of the Trust (10% in the case of a meeting requested for the purpose of removing a Trustee) or as may be required by applicable laws. Shareholders seeking to call a meeting for the purpose of removing a Trustee will be assisted by the Trust in communicating with other shareholders, provided the shareholders seeking to call a meeting are at least ten in number, have been shareholders for at least six months and hold in the aggregate at least one percent of the outstanding shares or shares having a value of at least $25,000, whichever is less. Also, Trustees may be removed by action of the holders of two-thirds or more of the outstanding shares of the Fund. The Trustees are authorized to create additional series and classes of shares at any time without approval by shareholders.

Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of each Fund of the Trust and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust. The Agreement and Declaration of Trust also provides for indemnification out of a Fund's property for any shareholder of such Fund held personally liable for any of the Fund's obligations. Thus, the risk of a shareholder being personally liable as a partner for obligations of a Fund is limited to the unlikely circumstance in which the Fund itself would be unable to meet its obligations.

                            PERFORMANCE INFORMATION

From time to time the Trust may advertise certain information about the performance of all classes of one or more of the Funds. Such performance information may include time periods prior to the establishment of the multi-class distribution system. Information about performance of a class of shares of a Fund is not intended to indicate future performance. The Trust's annual report to shareholders, which is available without charge upon request, contains further discussions of Fund performance.

The Funds may advertise the yield and/or total return performance for all classes of one or more of the Funds in accordance with the rules of the SEC. The Municipal Bond Fund and the Municipal Money Market Fund may also present from time to time yield, tax-equivalent yield and standardized and nonstandardized total return in advertisements. When yield is used in sales literature, the total return figures will also be included. The Commission has issued rules setting forth the uniform calculation of both yield and total return, but shareholders' actual experience may be more or less than the figures produced by these formulas.

Each Fund may include the total return for all classes of shares in advertisements or other written material. Each such piece will include at least the average annual total return quotations for one year, five years, ten years (if available) and/or from the commencement of operations. Total return is measured by comparing the value of an investment at the beginning of the relevant period to the redemption value of the investment at the end of the period; the calculation assumes the initial investment is made at the current maximum net offering price, assumes immediate reinvestment of any dividends or capital gains distributions and adjusts for the current maximum sales charge of 5.75% for Class A shares of the Equity Funds or 4.75% for Class A shares of the Fixed Income Funds and the applicable CDSC imposed on a redemption of Class B shares or Class C shares held for the period indicated. Yield and total return are calculated separately for each class of a Fund.

Each of the Funds may advertise yield for all classes, accompanied by total return. The yield will be computed by dividing the net investment income per share distributed during a recent one month period (after deducting expenses net of reimbursements applicable to each class) by the maximum offering price (including the maximum front end sales charge or applicable CDSC) on the last day of the period, and annualizing the result (assuming compounding of interest) in order to arrive at annual percentage rate. The Municipal Bond Fund and the Municipal Money Market Fund may also present from time to time the tax-equivalent yield of all classes. The tax-equivalent yield is calculated by determining the portion of yield which is tax-exempt and calculating the equivalent taxable yield and adding to such amount any fully taxable yield.

The Money Market Fund may advertise yield and effective yield for all classes. The yield is based upon the income earned by the Fund over a seven-day period and is then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 365 day period and is stated as a percentage of the investment. Effective yield is calculated similarly, but when annualized the income earned by the investment is assumed to be reinvested monthly in shares of the same class and thus compounded in the course of a 365 day period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

All performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, the Dow Jones Industrial Average, S&P 500, S&P MidCap 400 Index, Value Line Composite, Lehman Brothers Aggregate Bond Index, Government Corporate, Municipal, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Russell 2000 Index, Lehman Brothers Aggregate Index, Russell Midcap Value Index, Salomon Smith Barney High Yield Market Index, Lehman Brothers Municipal Bond Index, Lehman Intermediate Government Index, Merrill Lynch 1-10 Year Government Index, Russell 2000 Growth Index, or the Morgan Stanley Capital International (MCSI) World Index, the EAFE Index, MSCI All Country World or U.S.Index. In addition, during certain time periods the yield and total return of a class and/or a Fund may be affected by expense waivers and/or expense reimbursements. When so affected, the yield and total return figures will be accompanied by a statement regarding such waiver and/or reimbursement. While performance information may be helpful in evaluating whether a Fund may be fulfilling its objective, past performance should not be regarded as representative of future results. Yields and net asset values will fluctuate with market conditions and the value of shares redeemed may be more or less than their cost. The Money Market Fund and the Municipal Money Market Fund operate under procedures designed to stabilize the net asset value of all classes at $1.00 per share. A Fund will include performance data for each class of a Fund in any advertisement or information including performance data of such Fund. The Fund may also utilize performance information in hypothetical illustrations provided in narrative form.

A Fund may advertise its yield and/or total return performance for all classes of shares of one or more of the Funds, calculated in accordance with the rules of the SEC. Such performance information may include time periods prior to the implementation of the Multiple Pricing System on April 1, 1994, and will be calculated as described below. For purposes of quoting and comparing the performance of the classes of the Funds to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return and yield. Both "total return" and "yield" figures are based on historical performance, show the performance of a hypothetical investment and are not intended to indicate future performance.

Under the rules of the SEC, funds advertising performance must include total return quotes, "T" below, calculated according to the following formula:

P(1 + T)/n/  = ERV

Where:

P =     a hypothetical initial payment of $1,000

T =     average annual total return

n =     number of years (1, 5 or 10)

ERV =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of the "n" year period (or fractional portion thereof) at the end of such period.

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods (if available) plus the time period since the effective date of the Fund's registration statement. When the period since inception for a Fund is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, for Class A shares, the current maximum front end sales charge of 5.75% for the

Equity Funds and 4.75% for the Fixed Income Funds (as a percentage of the offering price) is deducted from the initial $1,000 payment, and for Class B shares, the applicable CDSC imposed on a redemption of shares held for the period is deducted. The formula also assumes that all dividends and distributions have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value. Any sales charges that might in the future be made applicable to reinvestments would be included as would any recurring account charges that might be imposed by the Trust.

The figures shown in the table below are, for all classes, restated to reflect front end sales charges and CDSCs currently payable by each class of shares under the Multiple Pricing System (as described above), and (for all of the tables presented below) are based on the distribution and service fees and other expenses actually paid by each Fund for the periods presented, rather than the distribution and service fees and other expenses currently payable by each class of shares under the Multiple Pricing System, which in certain cases are different. Until April 1, 1994, each Fund paid distribution and service fees under the Prior Plan.

The following tables set forth the average annual total returns for each class of shares of each Fund for certain periods of time ending October 31, 2000, restated to reflect the effects of the maximum front end sales charges and any applicable CDSCs payable be an investor under the Multiple Pricing System:

 CLASS A SHARES
THROUGH 10/31/00                           ONE YEAR %   FIVE YEARS %   TEN YEARS %   SINCE INCEPTION    INCEPTION DATE
---------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                           27.27%           N/A           N/A          17.11%           03/04/96
International Small Cap Fund                  16.24%           N/A           N/A          12.77%           03/04/96
Large Cap Growth Fund                         -0.41%           N/A           N/A          16.16%           03/04/96
Global Equity Fund                           -25.62%          2.78%          N/A           2.29%           04/01/94
Growth & Income Fund                          -3.50%         18.20%          N/A          17.54%           04/01/94
International Equity Fund                     -9.58%          5.49%          N/A           4.95%           01/09/95
Strategic Income Fund                         -0.85%          5.65%          N/A           5.04%           11/01/93
Core Bond Fund                                -0.61%          3.73%          N/A           5.96%           05/01/91
U.S. Government Securities Fund                0.74%          4.08%         6.20%          6.23%           08/28/89
Municipal Bond Fund                            1.73%          3.90%          N/A           3.86%           07/06/93
Balanced Fund                                 -0.41%          8.44%          N/A           9.00%           04/01/94
Small Cap Growth Fund                         35.36%           N/A           N/A          21.56%           01/06/98
Mid Cap Value Fund                            27.63%           N/A           N/A          24.26%           11/02/98
Stock Index Fund                              -1.12%           N/A           N/A          10.91%           11/02/98
Small Cap Index Fund                           5.31%           N/A           N/A           8.29%           11/02/98
Socially Responsible Fund                     -3.36%           N/A           N/A           8.83%           11/02/98
High Yield Bond Fund                          -4.71%           N/A           N/A          -1.28%           11/02/98
Aggressive Growth LifeStyle Fund               9.58%           N/A           N/A          14.54%           11/02/98
Moderate Growth LifeStyle Fund                 6.76%           N/A           N/A          10.92%           11/02/98
Conservative Growth LifeStyle Fund             5.19%           N/A           N/A           8.70%           11/02/98
Science & Technology Fund                       N/A            N/A           N/A         -23.85%           11/02/98
Josephthal Strategic Growth Fund                N/A            N/A           N/A          -6.22%           09/01/00

 CLASS B SHARES
THROUGH 10/31/00                               ONE YEAR %           FIVE YEARS %        SINCE INCEPTION        INCEPTION DATE
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                              29.04%                 N/A                  17.52%              03/04/96
International Small Cap Fund                     17.16%                 N/A                  13.07%              03/04/96
Large Cap Growth Fund                             0.01%                 N/A                  16.67%              03/04/96
Global Equity Fund                              -25.37%                3.09%                  2.66%              04/01/94
Growth & Income Fund                             -3.25%               18.70%                 17.97%              04/01/94
International Equity Fund                        -9.29%                5.73%                  5.27%              01/09/95
Strategic Income Fund                            -1.67%                5.69%                  6.22%              04/01/94
Core Bond Fund                                   -1.30%                3.81%                  5.07%              04/01/94
U.S. Government Securities Fund                  -0.09%                4.10%                  5.11%              04/01/94
Municipal Bond Fund                               0.92%                3.70%                  4.75%              04/01/94
Balanced Fund                                     0.17%                8.78%                  9.38%              04/01/94
Small Cap Growth Fund                            37.62%                 N/A                  22.03%              01/06/98
Mid Cap Value Fund                               29.26%                 N/A                  24.60%              11/02/98
Stock Index Fund                                 -0.79%                 N/A                  10.79%              11/02/98
Small Cap Index Fund                              5.83%                 N/A                   8.41%              11/02/98
Socially Responsible Fund                        -3.12%                 N/A                   9.00%              11/02/98
High Yield Bond Fund                             -5.79%                 N/A                  -2.18%              11/02/98
Aggressive Growth LifeStyle Fund                 11.30%                 N/A                  15.78%              11/02/98
Moderate Growth LifeStyle Fund                    8.22%                 N/A                  12.04%              11/02/98
Conservative Growth LifeStyle Fund                6.66%                 N/A                   9.69%              11/02/98
Science & Technology Fund                          N/A                  N/A                 -23.72%              03/01/00
Josephthal Strategic Growth Fund                   N/A                  N/A                  -5.48%              09/01/00

 CLASS C SHARES
THROUGH 10/31/00                           ONE YEAR %   FIVE YEARS %   TEN YEARS %   SINCE INCEPTION    INCEPTION DATE
---------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                           32.95%           N/A           N/A              17.77%         03/04/96
International Small Cap Fund                  21.43%           N/A           N/A              13.42%         03/04/96
Large Cap Growth Fund                          4.06%           N/A           N/A              16.90%         03/04/96
Global Equity Fund                           -22.20%          3.45%          N/A               5.62%         11/01/90
Growth & Income Fund                           0.74%         18.89%          N/A              15.13%         05/01/91
International Equity Fund                     -6.01%          5.97%          N/A               5.34%         01/09/95
Strategic Income Fund                          2.32%          6.00%          N/A               6.22%         04/01/94
Core Bond Fund                                 2.70%          4.15%          N/A               5.07%         04/01/94
U.S. Government Securities Fund                3.91%          4.44%          N/A               5.11%         04/01/94
Municipal Bond Fund                            4.91%          4.04%          N/A               4.75%         04/01/94
Balanced Fund                                  3.86%          9.00%        11.12%              8.10%         08/28/89
Small Cap Growth Fund                         41.54%           N/A           N/A              22.98%         01/06/98
Mid Cap Value Fund                              N/A            N/A           N/A               8.53%         07/31/00
Stock Index Fund                                N/A            N/A           N/A              -6.16%         07/17/00
Small Cap Index Fund                            N/A            N/A           N/A              -3.98%         08/23/00
Socially Responsible Fund                       N/A            N/A           N/A              -1.11%         07/28/00
High Yield Bond Fund                            N/A            N/A           N/A              -4.26%         08/21/00
Aggressive Growth LifeStyle Fund                N/A            N/A           N/A              -2.75%         08/10/00
Moderate Growth LifeStyle Fund                  N/A            N/A           N/A              -3.28%         07/12/00
Conservative Growth LifeStyle Fund              N/A            N/A           N/A              -0.94%         07/20/00
Science & Technology Fund                       N/A            N/A           N/A              -8.71%         07/12/00
Josephthal Strategic Growth Fund                N/A            N/A           N/A              -1.50%         09/01/00


CLASS I SHARES                                ONE YEAR         SINCE INCEPTION       INCEPTION DATE

Mid Cap Growth Fund                              N/A                -0.85%               07/10/00
Large Cap Growth Fund                            N/A                -9.04%               07/10/00
Growth & Income Fund                             N/A                -4.04%               07/10/00
International Equity Fund                        N/A               -10.82%               07/10/00
Strategic Income Fund                            N/A                -0.10%               07/10/00
Core Bond Fund                                   N/A                 1.85%               07/10/00
Balanced Fund                                    N/A                 1.07%               07/10/00
Small Cap Growth Fund                            N/A                -7.34%               07/10/00
Mid Cap Value Fund                             36.17%               27.97%               11/02/98
Socially Responsible Fund                       2.72%               12.30%               11/02/98
High Yield Bond Fund                            0.04%                1.23%               11/02/98
Money Market Fund                                N/A                 1.84%               07/10/00
Science & Technology Fund                        N/A               -19.20%               03/01/00
Aggressive Growth LifeStyle Fund               16.22%               17.98%               11/02/98
Moderate Growth LifeStyle Fund                 13.10%               14.24%               11/02/98
Conservative Growth LifeStyle Fund             11.54%               11.90%               11/02/98



CLASS II SHARES                               ONE YEAR         SINCE INCEPTION       INCEPTION DATE
---------------                               --------         ---------------       --------------
Core Bond Fund                                   N/A                 1.81%               07/10/00
High Yield Bond Fund                            0.30%                1.51%               11/02/98

For the fiscal period ending October 31, 2000, the Adviser waived certain fees in respect of the Funds. Absent such waivers, the returns shown above would be lower.

The performance data quoted represents past performance; investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. On July 10, 1992, the former Aggressive, Moderate and Conservative Asset Allocation Trusts were reorganized into the Balanced Fund. The Balanced Fund's investment objectives, policies and restrictions are identical to the old Moderate Asset Allocation Trust. The performance figures shown above for the Balanced Fund therefore are based on the past performance of the former Moderate Asset Allocation Trust for the period prior to July 10, 1992.

A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

a-b     6
YIELD = 2[(--- + 1) - 1]
cd
Where:
a = dividends and interest earned during the period.

b = expenses accrued for the period (net of reimbursement).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d = the maximum offering price per share on the last day of the period.

Yields for the classes of the Funds used in advertising are computed by dividing the class of the Fund's interest and dividend income for a given 30 day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the offering price (including the applicable front end sales charge or CDSC) at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations.
In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purposes of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a class of a Fund may differ from the rate of distributions paid over the same period or the rate of income reported in the Fund's financial statements. The yields for Classes A, B and C of the Core Bond Fund for the 30 day period ended October 31, 2000, were 4.28%, 3.90%, and 3.88%, respectively. The yields for Classes A, B and C of the U.S. Government Securities Fund for the 30 day period ended October 31, 2000 were 5.15%, 4.80% and 4.83%, respectively. The yields for Classes A, B and C of the Strategic Income Fund for the 30 day period ended October 31, 2000 were 9.01%, 8.88% and 8.93%, respectively. The yields for Classes A, B and C of the High Yield Bond Fund for the 30 day period ended October 31, 2000, were 10.40%, 10.26% and 9.98%, respectively. The yield for Institutional Class I for the 30 day period ended October 31, 2000, of the Core Bond Fund, Strategic Income Fund and the High Yield Bond Fund were 4.68%, 9.66% and 11.12%, respectively. The yield for the Institutional Class II of the Core Bond Fund and High Yield Bond Fund for the 30 day period ended October 31, 2000, were 4.91% and 11.37%, respectively.

For the fiscal period ending October 31, 2000, the Adviser waived certain fees in respect of the Funds. Absent such waivers, the returns shown above would be lower. Therefore, the yield for those Funds encompassing the periods during which no advisory fees were paid will be higher than the yields the Funds would have realized had the suspension of advisory fees not been in effect.

The yields for Classes A, B and C of the Municipal Bond Fund for the 30 day period ended October 31, 2000 were 4.19%, 3.61% and 3.62%, respectively. With respect to the Municipal Bond Fund, tax-equivalent yields are computed by dividing that portion of yield that is tax-exempt by one, minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt. The tax equivalent yield for the 30 day period ended October 31, 2000, for Classes A, B and C were 6.55%, 5.64% and 5.66%, respectively.

Yields for the Money Market Fund and Municipal Money Market Fund will be computed on the basis of seven-day periods, and such quotations will be in lieu of total return quotations for the one, five and ten year periods described above. Yields will be computed by dividing the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the seven-day period by the value of the account at the beginning of the period and multiplying the return so determined ("base period return") by 365/7. Effective yields will be computed by compounding the base period return in accordance with the following formula:

Effective yield = [(Base period return +1)/365/7/] - 1

For the seven-day period ended October 31, 2000, current yields for Classes A, B and C of the Money Market Fund were 5.92%, 5.91% and 5.92%, respectively. For the seven-day period ended October 31, 2000, the effective yields for Classes A, B and C of the Money Market Fund were 6.08%, 6.07% and 6.08%, respectively. For the seven-day period ended October 31, 2000, the current yield for Classes A, B and C of the Municipal Money Market Fund was 1.96%, the effective yield was 1.98%, and the tax equivalent yield was 3.06%.

Yield and total return are calculated separately for each class of shares of a Fund. As discussed above, these calculations adjust for the different front end sales charges and CDSCs currently payable with respect to each class, and are based on distribution and service fees and other expenses actually paid by each Fund for the periods presented.

The Trust may also from time to time include in advertising a total aggregate return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare performance more accurately with other measures of investment return. Each class of a Fund may quote an aggregate total return figure in comparing total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, S&P 500, S&P MidCap 400 Index, Value Line Composite, Lehman Brothers Aggregate Bond Index, Government Corporate, Municipal, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Russell 2000 Index, Lehman Brothers Aggregate Index, Russell Midcap Value Index, MSCI All Country World or U.S.Index, Salomon Smith Barney High Yield Market Index, Lehman Brothers Municipal Bond Index, Lehman Intermediate Government Index, Merrill Lynch 1-10 Year Government Index, Russell 2000 Growth Index, the Morgan Stanley Capital International (MCSI) World Index, or the EAFE Index. For such purposes, aggregate total return is calculated for the specified periods of time by assuming the investment of $1,000 in shares of a class of a Fund and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Trust does not, for these purposes, deduct from the initial value invested any amount representing front end sales charges or CDSCs applicable to a class. To calculate its average annual total return, the aggregate return is then annualized according to the Commission's formula for total return quotes, outlined above. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The Trust will, however, disclose the maximum front end sales charge or CDSC applicable to each class and will also disclose that the performance data does not reflect sales charges and that the inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under Commission rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Trust may also advertise the performance rankings assigned certain Funds (or classes thereof) or their Subadvisors by various publications and statistical services, including but not limited to SEI, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be presented from time to time by such analysis as Dow Jones, Morningstar, Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technology, the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, IBC/Donaghue's Average/U.S. Government and Agency, or as they appear in various publications including but not limited to The Wall Street Journal, Forbes, Barrons, Fortune, Money Magazine, The New York Times, Financial World and Financial Services Week.

Calculated in the manner set forth above, the average annual total returns for each class of shares of each Fund for the one, five and ten-year periods ended October 31, 2000 and since inception to October 31, 2000 are as follows:


CLASS A SHARES
THROUGH 10/31/00                            ONE YEAR %    FIVE YEARS %   TEN YEARS %     SINCE INCEPTION  INCEPTION DATE
Mid Cap Growth Fund                           34.88%           N/A           N/A              18.61%         03/04/96
International Small Cap Fund                  23.34%           N/A           N/A              14.21%         03/04/96
Large Cap Growth Fund                          5.66%           N/A           N/A              17.65%         03/04/96
Global Equity Fund                           -21.08%          4.00%          N/A               3.21%         04/01/94
Growth & Income Fund                           2.39%         19.61%          N/A              18.61%         04/01/94
International Equity Fund                     -4.06%          6.75%          N/A               6.03%         01/09/95
Strategic Income Fund                          4.09%          6.69%          N/A               5.78%         11/01/93
Core Bond Fund                                 4.35%          4.74%          N/A               6.50%         05/01/91
U.S. Government Securities Fund                5.76%          5.09%         6.72%              6.69%         08/28/89
Municipal Bond Fund                            6.80%          4.91%          N/A               4.55%         07/06/93
Balanced Fund                                  5.67%          9.73%          N/A               9.99%         04/01/94
Small Cap Growth Fund                         43.62%           N/A           N/A              24.14%         01/06/98
Mid Cap Value Fund                            36.19%           N/A           N/A              28.00%         11/02/98
Stock Index Fund                               4.91%           N/A           N/A              14.24%         11/02/98
Small Cap Index Fund                          11.74%                         N/A              11.55%         11/02/98
Socially Responsible Fund                      2.54%           N/A           N/A              12.11%         11/02/98
High Yield Bond Fund                           0.04%           N/A           N/A               1.15%         11/02/98
Aggressive Growth LifeStyle Fund              16.27%           N/A           N/A              17.99%         11/02/98
Moderate Growth LifeStyle Fund                13.27%           N/A           N/A              14.25%         11/02/98
Conservative Growth LifeStyle Fund            11.61%                         N/A              11.97%         11/02/98
Science & Technology Fund                       N/A            N/A           N/A             -19.20%         03/01/00
Josephthal Strategic Growth Fund                N/A            N/A           N/A              -0.50%         09/18/00

CLASS B SHARES
THROUGH 10/31/00                              ONE YEAR %           FIVE YEARS %        SINCE INCEPTION        INCEPTION DATE
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                            34.04%                 N/A                  17.75%                03/04/96
International Small Cap Fund                   22.16%                 N/A                  13.34%                03/04/96
Large Cap Growth Fund                           5.01%                 N/A                  16.91%                03/04/96
Global Equity Fund                            -21.44%                3.44%                  2.66%                01/01/94
Growth & Income Fund                            1.75%               18.90%                 17.97%                04/01/94
International Equity Fund                      -4.79%                6.05%                  5.41%                01/09/95
Strategic Income Fund                           3.33%                6.00%                  6.22%                04/01/94
Core Bond Fund                                  3.70%                4.15%                  5.07%                04/01/94
U.S. Government Securities Fund                 4.91%                4.44%                  5.11%                04/01/94
Municipal Bond Fund                             5.92%                4.05%                  4.75%                04/01/94
Balanced Fund                                   5.17%                9.07%                  9.38%                04/01/94
Small Cap Growth Fund                          42.62%                 N/A                  23.01%                01/06/98
Mid Cap Value Fund                             34.91%                 N/A                  26.59%                11/02/98
Stock Index Fund                                4.21%                 N/A                  13.03%                11/02/98
Small Cap Index Fund                           10.83%                 N/A                  10.69%                11/02/98
Socially Responsible Fund                       1.88%                 N/A                  11.27%                11/02/98
High Yield Bond Fund                           -0.83%                 N/A                   0.34%                11/02/98
Aggressive Growth LifeStyle Fund               16.30%                 N/A                  17.93%                11/02/98
Moderate Growth LifeStyle Fund                 13.22%                 N/A                  14.26%                11/02/98
Conservative Growth LifeStyle Fund             11.66%                 N/A                  11.95%                11/02/98
Science & Technology Fund                        N/A                  N/A                 -19.70%                03/01/00
Josephthal Strategic Growth Fund                 N/A                  N/A                  -0.50%                09/18/00


CLASS C SHARES
THROUGH 10/31/00                           ONE YEAR %   FIVE YEARS %   TEN YEARS %   SINCE INCEPTION    INCEPTION DATE
----------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                           33.95%           N/A           N/A              17.77%         03/04/96
International Small Cap Fund                  22.43%           N/A           N/A              13.42%         03/04/96
Large Cap Growth Fund                          5.06%           N/A           N/A              16.90%         03/04/96
Global Equity Fund                           -21.42%          3.45%          N/A               5.62%         11/01/90
Growth & Income Fund                           1.74%         18.99%          N/A              15.13%         05/01/91
International Equity Fund                     -5.07%          5.97%          N/A               5.34%         01/09/95
Strategic Income Fund                          3.32%          6.00%          N/A               6.22%         04/01/94
Core Bond Fund                                 3.70%          4.15%          N/A               5.07%         04/01/94
U.S. Government Securities Fund                4.91%          4.44%          N/A               5.11%         04/01/94
Municipal Bond Fund                            5.91%          4.04%          N/A               4.75%         04/01/94
Balanced Fund                                  4.86%          9.00%        11.12%              8.10%         08/28/89
Small Cap Growth Fund                         42.54%           N/A           N/A              22.98%         01/06/98
Mid Cap Value Fund                              N/A            N/A           N/A               9.53%         07/31/00
Stock Index Fund                                N/A            N/A           N/A              -5.21%         07/17/00
Small Cap Index Fund                            N/A            N/A           N/A              -3.07%         08/23/00
Socially Responsible Fund                       N/A            N/A           N/A              -0.11%         07/28/00
High Yield Bond Fund                            N/A            N/A           N/A              -3.29%         08/21/00
Aggressive Growth LifeStyle Fund                N/A            N/A           N/A              -1.77%         08/10/00
Moderate Growth LifeStyle Fund                  N/A            N/A           N/A              -2.30%         07/12/00
Conservative Growth LifeStyle Fund              N/A            N/A           N/A               0.06%         07/20/00
Science & Technology Fund                       N/A            N/A           N/A              -7.78%         07/12/00
Josephthal Strategic Growth Fund                N/A            N/A           N/A              -0.50%         09/01/00


CLASS I SHARES                                ONE YEAR          SINCE INCEPTION         INCEPTION DATE
----------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                             N/A                   -0.96%                07/10/00
Large Cap Growth Fund                           N/A                   -9.04%                07/10/00
Growth & Income Fund                            N/A                   -4.04%                07/10/00
International Equity Fund                       N/A                  -10.82%                07/10/00
Strategic Income Fund                           N/A                   -0.10%                07/10/00
Core Bond Fund                                  N/A                    1.85%                07/10/00
Balanced Fund                                   N/A                    1.07%                07/10/00
Small Cap Growth Fund                           N/A                   -7.34%                07/10/00
Mid Cap Value Fund                            36.17%                  27.97%                11/02/98
Socially Responsible Fund                      2.72%                  12.30%                11/02/98
High Yield Bond Fund                           0.04%                   1.23%                11/02/98
Money Market Fund                               N/A                    1.84%                07/10/00
Science & Technology Fund                       N/A                  -19.20%                03/01/00
Aggressive Growth LifeStyle Fund              16.22%                  17.98%                11/02/98
Moderate Growth LifeStyle Fund                13.10%                  14.24%                11/02/98
Conservative Growth LifeStyle Fund            11.54%                  11.90%                11/02/98

CLASS II SHARES                               ONE YEAR         SINCE INCEPTION       INCEPTION DATE
-----------------------------------------------------------------------------------------------------
Core Bond Fund                                  N/A                1.81%                07/10/00
High Yield Bond Fund                           0.30%               1.51%                11/02/98

The Funds have been and still are subject to certain fee reimbursements. Absent such reimbursement, the returns shown above would be lower.

The Trust may also from time to time include in advertising and sales literature the following: 1) information regarding its Fund Subadvisors, such as information regarding a Subadvisor's specific investment expertise, client base, assets under management or other relevant information; 2) quotations about the Trust, its portfolios or its investment Subadvisors that appear in various publications and media; and 3) general discussions of economic theories, including but not limited to discussions of how demographics and political trends may effect future financial markets, as well as market or other relevant information. The Trust will include performance data for each class of shares of a Fund in any advertisement or information including performance data of such Fund.

TAXABLE EQUIVALENT YIELDS

                                                                                             A TAX-EXEMPT YIELD OF:
TAXABLE INCOME**                                          MARGINAL FEDERAL INCOME          3%    4%     5%     6%     7%    8%
     SINGLE                          JOINT                        TAX RATE               IS EQUIVALENT TO A TAXABLE YIELD OF:
----------------               -----------------          -----------------------        ---------------------------------------
$0-$27,050                     $       0-$45,200                    15%                  3.53,  4.71,  5.88,  7.06,  8.24,  9.41
$27,050-$65,550                $ 45,200-$109,250                    28%                  4.17,  5.56,  6.94,  8.33,  9.72, 11.11
$65,550-$136,750               $109,250-$166,500                    31%                  4.35,  5.80,  7.25,  8.70, 10.14, 11.59
$136,750-$297,350              $166,500-$297,350                    36%                  4.69,  6.25,  7.81,  9.38, 10.94, 12.50
over $297,350                    over $297,350                    39.6%                  4.97,  6.62,  8.28,  9.93, 11.59, 13.25

* Certain taxpayers may, to the extent such taxpayers itemize deductions or claim personal exemptions, be subject to a higher marginal rate. In addition, the tax rate on net capital gains of individuals may not exceed 20%.

**Taxable Income amounts apply for taxable years beginning in 2001. The amounts are indexed annually for inflation.

                               PORTFOLIO TURNOVER

During the fiscal years ended 2000 and 1999, respectively, the portfolio turnover rate for certain of the Funds was as follows: Small Cap Growth Fund - 222% and 129%; Global Equity Fund - 207% and 38%; International Small Cap Fund - 537% and 202%; and U.S. Government Securities Fund - 193% and 63%. The increased portfolio turnover rates for the Small Cap Growth Fund resulted from poor performance of small cap growth stocks. The increased portfolio turnover rates of the Global Equity Fund and the International Small Cap Fund in 2000 versus 1999 resulted form the portfolio management styles of the portfolio managers who assumed responsibility for managing the respective Funds in July 1999 and the repositioning of the Funds' portfolios by the new managers. The increased portfolio turnover rates of the U.S. Government Securities Fund in 2000 versus 1999 resulted from the portfolio management styles of the portfolio manager who assumed responsibility for managing the Fund in March 2000 and the repositioning of the Fund's portfolio by the new manager.

A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds are higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever a Sub-advisor believes they are advisable, usually without reference to the length of time that a security has been held. The Funds may, therefore, engage in a significant number of short-term transactions. Portfolio turnover rates may also increase as a result of the need for a Fund to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within a sub-advisor's control.

Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realized capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

                                     TAXES

The following information supplements the disclosure contained in the Prospectus under the heading "Taxes." No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussion set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local and foreign taxes.

Each Fund intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the "Code" and to continue to so qualify. Qualification as a RIC requires, among other things, that each Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the total value of a Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the total value of a Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which such Fund controls and which are engaged in the same, similar or related trades or businesses.

As a RIC, a Fund will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and "net capital gains" (the excess of a Fund's net long-term capital gains over net short-term capital losses), if any, that it distributes in each taxable year to its shareholders, provided that it distributes with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income and the excess, if any, of net short term capital gains over net long-term capital losses for such year. Each Fund expects to designate amounts retained as undistributed net capital gains in a notice to its shareholders each of whom (i) will be required to include in income for United States federal income tax purposes, as long-term capital gains, its proportionate share of the undistributed amount, (ii) will be entitled to credit its proportionate share of the 35% tax paid by a Fund on the undistributed amount against its federal income tax liability and to claim refunds to the extent such credits exceed such tax liability and (iii) will be entitled to increase its tax basis, for federal income tax purposes, in its shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income.

A Fund will be subject to a nondeductible 4% excise tax on the amount by which the aggregate income it distributes in any calendar year is less than the sum of: (a) 98% of a Fund's ordinary income for such calendar year; (b) 98% of its capital gain net income (the excess of capital gains over capital losses, in each case both long- and short-term) for the one-year period ending on October 31 of such calendar year; and (c) 100% of the ordinary income and capital gain net income from any prior calendar year to the extent that such amounts were not previously distributed or subject to tax under Subchapter M of the Code. If a Fund does not qualify for taxation as a RIC for any taxable year, such Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, such Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Each Fund expects to make sufficient distributions such that it will not be subject to the corporate income and excise taxes.

Certain investments, including investments in assets "marked to market" for federal income tax purposes, debt obligations issued at a discount (including, for example, zero coupon securities), as well as certain other investments generally will, and debt obligations purchased at a discount may, cause a Fund to realize income prior to the receipt of cash payments with respect to these investments.

In such cases a Fund may be required to borrow money or sell assets (including when it is not advantageous to do so) to generate the cash necessary to make sufficient distributions to its shareholders necessary to avoid any Fund level tax liability.

In addition, investments in options, futures contracts, hedging transactions, forward contracts and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long term capital-gains into short term capital-gains and convert short-term capital losses into long-term capital losses. These transactions could therefore affect the amount, timing and character of distributions to shareholders.

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investment by a Fund in a "passive foreign investment company" ("PFIC") could subject a Fund to a U.S. federal income tax (including interest charges) on distributions received from such PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, such tax and interest charges may be avoided in certain circumstances. First, a Fund may elect to treat a PFIC as a "qualified electing fund," in which case such Fund will be required to include its share of the PFIC's ordinary income and net capital gain annually, regardless of whether it receives any distribution from the PFIC. Second, a Fund also may make an election to mark the gains (and, to a limited extent, losses) in the PFIC stock "to market" as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid Fund level taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

Certain dividends and interest received by a Fund may be subject to foreign withholding taxes. If more than 50% of a Fund's assets at year end consists of stock or securities in foreign corporations, such Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by such Fund to foreign countries. If eligible the Fund(s) intend to make this election. If the election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code (including a holding period requirement applied at both the Fund and shareholder level), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such taxes. Each year that a Fund makes this election, it will report to its shareholders the amount per share of foreign income taxes it has elected to have treated as paid by its shareholders and the portion of the dividend which represents income derived from sources within each such foreign jurisdiction (including U.S. possessions).

If a shareholder sells or otherwise disposes of a share of a Fund before holding it for more than six months, any loss on the sale of such share shall be (i) treated (to the extent not disallowed as described in (ii) below) as a long-term capital loss to the extent of any capital gain dividend received or undistributed capital gain deemed received by the shareholder with respect to such share or (ii) in the case of the Municipal Bond Fund and the Municipal Money Market Fund, disallowed to the extent of any exempt-interest dividends received with respect to such share. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed to the extent the shareholder acquired other shares of the same Fund within a 61-day period beginning 30 days before and ending 30 days after the date on which such shares are redeemed or otherwise disposed of. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

A sales load incurred in connection with the purchase of Fund shares will not be taken into account in determining the gain or loss on the sale or exchange of shares within 91 days of such purchase, where the proceeds are reinvested in another Fund of the Trust, at a reduced (or eliminated) load. The disregarded load will be added to the tax basis of the newly acquired shares.

Distributions of taxable income and proceeds from the sale of investments held by a Fund for one year or less are taxable to Fund shareholders as ordinary income. Distributions of the excess of net long-term capital gain over net short-term capital loss (including any capital losses carried forward from prior years) earned by the Fund are taxable to shareholders of the Fund as long-term capital gains (generally at a 20% rate for noncorporate shareholders), whether received in cash or in additional shares and regardless of the length of time their shares have been held. Certain distributions declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed such Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

Redemptions and exchanges of a Fund's shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise, the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain.

Generally, unless a shareholder of a Fund includes his or her taxpayer identification number (social security number for individuals) in the Shareholder Application and certifies that he or she is not subject to backup withholding, the Fund is required to withhold and remit to the U.S. Treasury 31% from taxable dividends and other reportable payments (including proceeds of redemption transactions) to the shareholder. Backup withholding may also be required in certain other cases.

Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Some states do not permit RICs to pass through to their shareholders the state and local income tax exemptions available to direct owners of certain types of securities unless the RIC owns a required amount of those securities. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of Fund shares or securities held by a Fund. To the extent that a Fund invests to a substantial degree in U.S. government securities that are subject to favorable state and local tax treatment, shareholders of such a Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

MUNICIPAL BOND FUND AND MUNICIPAL MONEY MARKET FUND

Each of the Municipal Bond Fund and the Municipal Money Market Fund (each a "Municipal Fund") intends to qualify to pay "exempt-interest dividends," as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of municipal obligations described in section 103(a) of the Code. Because each Municipal Fund will primarily invest in municipal obligations, dividends from the Fund will generally be exempt from regular federal income tax in the hands of shareholders (subject to the possible application of the alternative minimum tax). Further, gain from a sale of redemption of shares of each Municipal Fund will be taxable to shareholders as capital gain even though the increase in value of such shares is attributable to tax-exempt income. Thus, it will normally be advantageous for each Municipal Fund to declare exempt-interest dividends frequently. Taxpayers must disclose to the Internal Revenue Service on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of a Municipal Fund) received or accrued during the year.

Federal tax law imposes an alternative minimum tax ("AMT") with respect to both corporations and individuals based on certain items of tax preference. Interest on certain municipal obligations is treated as a tax preference item for purposes of the AMT. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for purposes of the AMT on corporations. The Fund will annually supply shareholders with a report indicating the percentage of portfolio income attributable to municipal obligations subject to the alternative minimum tax.

Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in the Fund. Tax-exempt distributions received from each Municipal Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Municipal Fund is not deductible if such Fund distributes exempt-interest dividends to the shareholder during the taxable year.

Any recognized gain or income attributable to market discount on long-term (i.e., obligations with a term of more than one year) tax-exempt obligations purchased after April 30, 1993 is taxable as ordinary income (except to the extent of a portion of the discount attributable to original issue discount). This rule may increase the amount of ordinary income dividends received by shareholders.

Shares of each Municipal Fund are not a suitable investment for tax-exempt institutions and may not be a suitable investment for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts, because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the receipt of exempt-interest dividends from a Municipal Fund. Moreover, subsequent distributions of such dividends to the beneficiaries will be taxable.

In addition, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users. "Substantial user" includes a "non-exempt person" who regularly uses in his trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds. "Related persons" include, among others, certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of "substantial user" and "related person". For additional information, investors (especially those who are "substantial users" or "related persons") should consult their tax advisers before investing in a Municipal Fund.

In the course of managing its investments, each Municipal Fund may realize some capital gains (and/or losses) and other taxable income. Any distributions by such Fund of its share of such gains or other taxable income would be taxable to the shareholders. However, it is expected that such amounts would normally be insubstantial in relation to the tax-exempt interest earned by each Municipal Fund.

In addition, the receipt of exempt-interest dividends from each of the Funds affect the federal tax liability of certain foreign corporations, S corporations and insurance companies.

A notice detailing the tax status of dividends and distributions paid by each Municipal Fund will be mailed annually to its shareholders. As part of this notice, the Fund will report to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income.

DESCRIPTION OF TAX CONSEQUENCES

Descriptions of tax consequences set forth in this Statement of Additional Information and in the Prospectus are intended to be a general guide. Investors should consult their tax advisers with respect to the specific tax consequences of an investment in a Fund, including the effect and applicability of state, local, foreign, and other tax laws and the possible effects of changes in federal or other tax laws. This discussion is not intended as a substitute for careful tax planning.

                            INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serve as the Trust's independent accountants. Their address is 160 Federal Street, Boston, Massachusetts 02110.

                                  INDEX FUNDS

The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund's registration statement nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any product or person into consideration in determining, comprising or calculating the Index(es).

Frank Russell Company's publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) is (are) based. FRANK RUSSELL

COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX(ES) OR ANY DATA INCLUDED IN THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX(ES) OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT MEANS OR LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the Trust or its participants regarding the advisability of investing in securities generally or in the Stock Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P has no obligation to take the need of the Trust or its investors into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Fund or the timing of the issuance or sale of such Fund or in the determination or calculation of the equation by which such Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                   APPENDIX A

                     RATINGS OF CORPORATE DEBT INSTRUMENTS




MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa"    Fixed-income securities which are rated "Caa" are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

MUNICIPAL BOND RATINGS

"AAA" Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"AA" Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks somewhat larger.

"A" Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"BAA" Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

"BA" Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

"CON(-)" Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition
attaches.   Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

MUNICIPAL NOTE RATINGS

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

"MIG 1" Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both.

"MIG 2" Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

"MIG 3" Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

"MIG 4" Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

STANDARD & POOR'S RATINGS SERVICES ("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC" The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"B" Issues rated B are regarded as having only speculative capacity for timely payment.

"C" This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

"D" Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

MUNICIPAL BOND RATINGS

"AAA" Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

"AA" Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

"A" Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

"BBB" Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

MUNICIPAL NOTE RATINGS

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

"SP-1" Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

"SP-2" Issues carrying this designation have a satisfactory capacity to pay principal and interest.

FITCH

COMMERCIAL PAPER RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, CDs, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis that a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+" Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

"F-1" Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

"F-2" Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

"F-3" Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

"F-5" Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

"LOC" The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

MUNICIPAL BOND RATINGS

"AAA" Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonable foreseeable events.

"AA" Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong bonds rated AAA and not significantly vulnerable to foreseeable future developments.

"A" Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB" Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

"BB" Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA category.

                                   APPENDIX B

                             DESCRIPTION OF INDICES


The Standard & Poor's 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation.

The Standard & Poor's 400 Midcap Index is comprised of stocks in the middle capitalization range which are not included in the S&P 500.

The Russell Midcap Value Index is a market-weighted total return index that measures the performance of companies within the Russell Midcap Index having lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The returns shown for the index are total returns, which include reinvestment of dividends.

The Morgan Stanley Capital International (MSCI) World Index is a composite that includes all 23 MSCI developed market countries.

The MSCI EAFE Index is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world.

The MSCI All Country Work ex U.S. Index measures the performance of the stock market in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

The Salomon Smith Barney High Yield Market Index includes cash-pay, deferred-interest and Rule 144A bonds with remaining maturities of at least one year and a minimum amount outstanding of $100 million. The issuers must be domiciled in the United States or Canada for consideration in this index.

The Lehman Brothers Municipal Bond Index is comprised of approximately 38,542 bonds with a minimum credit rating of at least Baa and outstanding par value of $5 million on transactions of $50 million.

                                      B-1